AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2016

                                                             File No. 333-188279
                                                              File No. 811-22838

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933                            /X/
                       POST-EFFECTIVE AMENDMENT NO. 5                        /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/
                                 AMENDMENT NO. 8                             /X/

                                  THE KP FUNDS
               (Exact Name of Registrant as Specified in Charter)

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
               (Address of Principal Executive Offices, Zip Code)

                                 (800) 342-5734
              (Registrant's Telephone Number, including Area Code)

                                MICHAEL BEATTIE
                              C/O SEI CORPORATION
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                    (Name and Address of Agent for Service)

                                   Copies to:

SEAN GRABER, ESQUIRE                               DIANNE M. DESCOTEAUX, ESQUIRE
MORGAN, LEWIS & BOCKIUS LLP                        C/O SEI CORPORATION
1701 MARKET STREET                                 ONE FREEDOM VALLEY DRIVE
PHILADELPHIA, PENNSYLVANIA 19103                   OAKS, PENNSYLVANIA 19456



    It is proposed that this filing become effective (check appropriate box)

          -----------------------------------------------------
          /X/ Immediately upon filing pursuant to paragraph (b) / / On [date] pursuant to paragraph (b)
          / / 60 days after filing pursuant to paragraph (a)(1) / / 75 days after filing pursuant to paragraph (a)(2) / / On [date] pursuant to paragraph (a) of Rule 485
          -----------------------------------------------------

                                  THE KP FUNDS

                                   PROSPECTUS

                                  MAY 1, 2016

                            KP LARGE CAP EQUITY FUND
                              TICKER SYMBOL: KPLCX

                            KP SMALL CAP EQUITY FUND
                              TICKER SYMBOL: KPSCX

                          KP INTERNATIONAL EQUITY FUND
                              TICKER SYMBOL: KPIEX

                              KP FIXED INCOME FUND
                              TICKER SYMBOL: KPFIX

                              INSTITUTIONAL SHARES

                              INVESTMENT ADVISER:
                             CALLAN ASSOCIATES INC.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                           PAGE
   KP LARGE CAP EQUITY FUND
      INVESTMENT OBJECTIVE ................................................  1
      FUND FEES AND EXPENSES ..............................................  1
      PRINCIPAL INVESTMENT STRATEGIES .....................................  1
      PRINCIPAL RISKS .....................................................  5
      PERFORMANCE INFORMATION .............................................  7
      INVESTMENT ADVISER AND PORTFOLIO MANAGERS ...........................  8
      INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS ......................  8
   KP SMALL CAP EQUITY FUND
      INVESTMENT OBJECTIVE ................................................  10
      FUND FEES AND EXPENSES ..............................................  10
      PRINCIPAL INVESTMENT STRATEGIES .....................................  10
      PRINCIPAL RISKS .....................................................  15
      PERFORMANCE INFORMATION .............................................  16
      INVESTMENT ADVISER AND PORTFOLIO MANAGERS ...........................  17
      INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS ......................  17
   KP INTERNATIONAL EQUITY FUND
      INVESTMENT OBJECTIVE ................................................  20
      FUND FEES AND EXPENSES ..............................................  20
      PRINCIPAL INVESTMENT STRATEGIES .....................................  20
      PRINCIPAL RISKS .....................................................  23
      PERFORMANCE INFORMATION .............................................  26
      INVESTMENT ADVISER AND PORTFOLIO MANAGERS ...........................  26
      INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS ......................  27
   KP FIXED INCOME FUND
      INVESTMENT OBJECTIVE ................................................  29
      FUND FEES AND EXPENSES ..............................................  29
      PRINCIPAL INVESTMENT STRATEGIES .....................................  30
      PRINCIPAL RISKS .....................................................  33
      PERFORMANCE INFORMATION .............................................  36
      INVESTMENT ADVISER AND PORTFOLIO MANAGERS ...........................  36
      INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS ......................  37
   SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF
           FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY
           COMPENSATION ...................................................  39
   MORE INFORMATION ABOUT THE FUNDS' INVESTMENT
           OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
           AND PRINCIPAL RISKS ............................................  40
   INFORMATION ABOUT PORTFOLIO HOLDINGS ...................................  71
   INVESTMENT ADVISER AND PORTFOLIO MANAGERS ..............................  71




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INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS ............................  71
PRICING OF FUND SHARES ....................................................  84
PURCHASING AND SELLING FUND SHARES ........................................  85
PAYMENTS TO FINANCIAL INTERMEDIARIES ......................................  86
OTHER POLICIES ............................................................  87
DIVIDENDS AND DISTRIBUTIONS ...............................................  89
TAXES .....................................................................  90
FINANCIAL HIGHLIGHTS ......................................................  91
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND .....................  Back Cover

KP LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The KP Large Cap Equity Fund (the "Fund") seeks long-term capital appreciation primarily through investments in a diversified portfolio of large cap equity securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                           INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                   0.28%
Distribution and Service (12b-1) Fees                             None
Other Expenses                                                    0.07%
Total Annual Fund Operating Expenses                              0.35%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                 $36        $113         $197          $443


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 126% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies. For purposes of the Fund's 80% policy, equity securities consist of common stocks, preferred stocks, bonds, notes and debentures convertible into common stocks (I.E., convertible securities), depositary receipts,



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

rights and warrants, exchange-traded funds ("ETFs") that invest in equity securities and derivatives with economic characteristics similar to equity securities. Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, considers large capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 1000 Index. As of December 31, 2015, the market capitalization of companies included in the Russell 1000 Index ranged from $383 million to $606.406 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually. The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Fund's investment objective, the Adviser considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The Fund principally invests in securities issued by domestic and foreign issuers.

The Fund uses a "multi-manager" approach, whereby the Adviser allocates the Fund's assets among a number of sub-advisers with differing investment philosophies and strategies (each, a "Sub-strategy"). The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund's assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund's target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the Fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund's assets allocated to it under the general supervision of the Adviser. Each of the five Sub-strategies is described below:

PASSIVE LARGE CAP EQUITY: SSGA Funds Management, Inc. ("SSGA FM") manages the portion of the Fund's assets allocated to the Passive Large Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Standard & Poor's 500 Index (the "S&P 500 Index"). The S&P 500 Index is a free float-adjusted capitalization-weighted index comprised of equity securities issued by approximately 500 of the largest U.S. companies. As of December 31, 2015, the market capitalization of companies included in the S&P 500 Index ranged from $1.513 billion to $586.859 billion, as calculated by the index provider. The S&P 500 Index is reconstituted quarterly.

Under normal circumstances, SSGA FM will seek to invest at least 80% of the Sub-strategy's assets in securities of companies included in the S&P 500 Index and futures contracts that are designed to track the S&P 500 Index.

SSGA FM seeks to replicate the returns of the S&P 500 Index by investing in the constituent securities of the S&P 500 Index in approximately their S&P 500 Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the S&P 500 Index in proportions expected to replicate generally the performance of the S&P 500 Index as a whole. In addition, from time to time, stocks are added to or removed from the S&P 500 Index.

SSGA FM may sell stocks that are represented in the S&P 500 Index, or purchase stocks that are not yet represented in the S&P 500 Index, in anticipation of their removal from or addition to the S&P 500 Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the S&P 500 Index. SSGA FM might do so in order to increase the Fund's investment exposure pending investment of cash in the stocks comprising the S&P 500 Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the S&P 500 Index in situations where it intends to sell a portion of the stocks in the Fund's portfolio but the sale has not yet been completed.

ACTIVE LARGE CAP GROWTH: T. Rowe Price Associates, Inc. ("T. Rowe Price") manages the portion of the Fund's assets allocated to the Active Large Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest Growth-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 1000 Growth Index ranged from $717 million to $606.406 billion, as calculated by the index provider. The Russell 1000 Growth Index is reconstituted annually.

Under normal circumstances, T. Rowe Price will seek to invest at least 80% of the Sub-strategy's net assets in the common stocks issued by a diversified group of growth companies whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index. As of December 31, 2015, the weighted median market capitalization of companies included in the Russell 1000 Growth Index was $8.798 billion. T. Rowe Price will not automatically sell or cease to purchase stocks of a company that the Sub-strategy already holds just because the company's market capitalization falls below that level.

Pursuant to the Sub-strategy, T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price may deviate from these criteria and purchase securities that it believes will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

ACTIVE LARGE CAP VALUE: Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), manages the portion of the Fund's assets allocated to the Active Large Cap Value Sub-strategy. The primary objective for the Sub-strategy is to outperform the Russell 1000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest Value-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 1000 Value Index ranged from $383 million to $448.81 billion, as calculated by the index provider. The Russell 1000 Value Index is reconstituted annually.

Under normal circumstances, MFS will seek to invest the Sub-strategy's assets primarily in the common stocks, preferred stocks and bonds, notes and debentures convertible into common stocks of U.S. companies (I.E., convertible securities). MFS may also invest the Sub-strategy's assets in foreign securities and depositary receipts.

MFS focuses on investing the Sub-strategy's assets in the securities of companies that it believes are undervalued compared to their perceived worth (value companies). MFS uses a bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

ACTIVE LARGE CAP CORE #1: AQR Capital Management, LLC ("AQR") manages the portion of the Fund's assets allocated to the Active Large Cap Core #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 1000 Index ranged from $383 million to $606.406 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, AQR will seek to invest the Sub-strategy's assets primarily in equity and equity-related instruments (including, but not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants, ETFs that invest in equity securities and equity index futures contracts). AQR may use ETFs and futures contracts to gain exposure to the equity market and to maintain liquidity to pay for redemptions.

The Sub-strategy's portfolio normally will be managed by both overweighting and underweighting securities relative to the Russell 1000 Index, using AQR's proprietary quantitative return forecasting models and systematic risk-control methods. AQR starts with the securities that are included in the Russell 1000 Index and augments them with additional securities that are deemed to have similar characteristics. From this investment universe, AQR employs a disciplined approach emphasizing bottom-up security and industry/sector selection decisions. AQR uses a set of value, momentum and economic factors to generate an investment portfolio based on AQR's security selection procedures. AQR utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each equity instrument.

ACTIVE LARGE CAP CORE #2: PanAgora Asset Management, Inc. ("PanAgora") manages the portion of the Fund's assets allocated to the Active Large Cap Core #2 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 1000 Index ranged from $383 million to $606.406 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, PanAgora will seek to invest the Sub-strategy's assets primarily in common and preferred stocks of U.S. companies with market capitalizations in the range of companies included in the Russell 1000 Index. PanAgora may also invest the Sub-strategy's assets in ETFs or futures contracts to seek to equitize cash positions.

PanAgora believes that excess returns may be generated by investing in high-quality firms with capable management, positive momentum, and/or attractive valuations, while avoiding companies that ignore shareholder interests, and by identifying and exploiting market inefficiencies resulting from investors' under/over reactions to market information, and other behavioral biases. Accordingly, the Sub-strategy's asset allocations are largely driven by a proprietary contextual model that forecasts stock returns based on combinations of value, momentum and quality factors tailored to individual stocks. PanAgora evaluates the model's buy and sell recommendations to build a portfolio that maximizes expected excess return for a given level of risk, subject to certain limitations on sector, industry and security position sizes.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ALLOCATION RISK -- The Adviser's judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund's performance.

COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

DERIVATIVES RISK -- The Fund's use of futures contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

EXCHANGE-TRADED FUNDS ("ETFS") RISK -- The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INVESTMENT STYLE RISK -- The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

MODEL AND DATA RISK -- Quantitative models and information, and data supplied by third parties ("Models and Data"), are used to construct sets of transactions and investments, and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, "model prices" will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

MULTI-MANAGER RISK -- The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

RIGHTS AND WARRANTS RISK -- Rights and warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Rights and warrants may be more speculative than other types of investments. The price of a right or warrant may be more volatile than the price of its underlying security, and an investment in a right or warrant may therefore create greater potential for capital loss than an investment in the underlying security. A right or warrant ceases to have value if it is not exercised prior to its expiration date.

TRACKING ERROR RISK -- The risk that a Sub-strategy's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy's and benchmark's investments and other factors.

VALUE INVESTING RISK -- If a sub-adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund's website at WWW.KP-FUNDS.COM.

                                2015       2.91%


                        BEST QUARTER     WORST QUARTER
                           6.61%             (5.99)%
                        (12/31/2015)      (09/30/2015)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                        SINCE
                                                                     INCEPTION
KP LARGE CAP EQUITY FUND                                1 YEAR      (01/10/2014)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                               2.91%           7.08%
Fund Returns After Taxes on Distributions               1.14%           5.51%
Fund Returns After Taxes on Distributions and
   Sale of Fund Shares                                  2.20%           4.88%
Russell 1000 Index (reflects no deduction for
   fees, expenses, or taxes)                            0.92%           7.08%




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INVESTMENT ADVISER AND PORTFOLIO MANAGERS

CALLAN ASSOCIATES INC.

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

AQR CAPITAL MANAGEMENT, LLC

Michele L. Aghassi, Ph.D., Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to AQR since 2015.

Andrea Frazzini, Ph.D., M.S., Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to AQR since 2015.

Jacques A. Friedman, M.S., Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to AQR since 2015.

MFS INVESTMENT MANAGEMENT

Nevin Chitkara, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since the Fund's inception in 2014.

Steven Gorham, CFA, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since the Fund's inception in 2014.

PANAGORA ASSET MANAGEMENT, INC.

George D. Mussalli, CFA, Chief Investment Officer and Head of Research, Equity, has managed the portion of the Fund's assets allocated to PanAgora since 2015.

Jaime Lee, Ph.D., Director -- Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund's assets allocated to PanAgora since 2015.

Jane Zhao, Ph.D., Director -- Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund's assets allocated to PanAgora since 2015.

Oleg Nusinzon, CFA, Director -- Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund's assets allocated to PanAgora since 2015.

Dmitri Kantsyrev, Ph.D., CFA, Director -- Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund's assets allocated to PanAgora since 2015.

SSGA FUNDS MANAGEMENT, INC.

Dwayne Hancock, CFA, Vice President, Senior Portfolio Manager and Head of International Equity Strategies, has managed the portion of the Fund's assets allocated to SSGA FM since the Fund's inception in 2014.

John Tucker, CFA, Senior Managing Director and Co-Head of Passive Equity Strategies in North America, has managed the portion of the Fund's assets allocated to SSGA FM since 2015.

Michael Feehily, CFA, Senior Managing Director and Co-Head of Passive Equity Strategies in North America, has managed the portion of the Fund's assets allocated to SSGA FM since 2015.

T. ROWE PRICE ASSOCIATES, INC.

Robert W. Sharps, CFA, Lead Portfolio Manager, has managed the portion of the Fund's assets allocated to T. Rowe Price since the Fund's inception in 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 39 OF THE PROSPECTUS.

KP SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

The KP Small Cap Equity Fund (the "Fund") seeks long-term capital appreciation primarily through investments in a diversified portfolio of small cap equity securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                          INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                   0.47%
Distribution and Service (12b-1) Fees                             None
Other Expenses                                                    0.08%
Total Annual Fund Operating Expenses                              0.55%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $56         $176         $307          $689

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 154% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. For purposes of the Fund's 80% policy, equity securities consist of common stocks and derivatives with economic characteristics similar to equity securities. Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, considers small capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Index. As of December 31, 2015, the market capitalization of companies included in the Russell 2000 Index ranged from $15 million to $6.418 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Fund's investment objective, the Adviser considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The Fund principally invests in securities issued by domestic issuers.

The Fund uses a "multi-manager" approach, whereby the Adviser allocates the Fund's assets among a number of sub-advisers with differing investment philosophies and strategies (each, a "Sub-strategy"). The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund's assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund's target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the Fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund's assets allocated to it under the general supervision of the Adviser. Each of the seven Sub-strategies is described below:

PASSIVE SMALL CAP EQUITY: SSGA Funds Management, Inc. ("SSGA FM") manages the portion of the Fund's assets allocated to the Passive Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Russell 2000 Index. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the U.S. As of December 31, 2015, the market capitalization of companies included in the Russell 2000 Index ranged from $15 million to $6.418 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities of companies included in the Russell 2000 Index and futures contracts that are designed to track the Russell 2000 Index.

SSGA FM seeks to replicate the returns of the Russell 2000 Index by investing in the constituent securities of the Russell 2000 Index in approximately their Russell 2000 Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the Russell 2000 Index in proportions expected to replicate generally the performance of the Russell 2000 Index as a whole. In addition, from time to time, stocks are added to or removed from the Russell 2000 Index.

SSGA FM may sell stocks that are represented in the Russell 2000 Index, or purchase stocks that are not yet represented in the Russell 2000 Index, in anticipation of their removal from or addition to the Russell 2000 Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Russell 2000 Index. SSGA FM might do so in order to increase the Fund's investment exposure pending investment of cash in the stocks comprising the Russell 2000 Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the Russell 2000 Index in situations where it intends to sell a portion of the stocks in the Fund's portfolio but the sale has not yet been completed.

ACTIVE SMALL/SMID CAP GROWTH: Columbus Circle Investors ("CCI") manages the portion of the Fund's assets allocated to the Active Small/SMID Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Growth-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 2500 Growth Index ranged from $19 million to $12.056 billion, as calculated by the index provider. The Russell 2500 Growth Index is reconstituted annually.

Under normal circumstances, CCI will seek to invest the Sub-strategy's assets in common stocks of companies within the market capitalization range of the Russell 2500 Growth Index. CCI targets small to mid-sized businesses providing new technologies, products or services.

CCI's Positive Momentum & Positive Surprise investment philosophy is based on the premise that companies producing better than expected results will have rising securities prices, while companies producing less than expected results will not. CCI's investment research process is focused on finding Positive Momentum & Positive Surprise, that is, companies with strengthening business momentum and a dynamic potential to exceed investors' expectations. Through thorough analysis of companies' fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet the criteria of CCI's investment discipline. Companies whose stocks are experiencing Positive Momentum & Positive Surprise are considered attractive for purchase, while companies falling short or in line with CCI's expectations are avoided or sold.

ACTIVE SMALL/SMID CAP VALUE: Walthausen & Co., LLC ("Walthausen") manages the portion of the Fund's assets allocated to the Active Small/SMID Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Value-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 2500 Value Index ranged from $15 million to $11.919 billion, as calculated by the index provider. The Russell 2500 Value Index is reconstituted annually.

Under normal circumstances, Walthausen will seek to invest the Sub-strategy's assets in the common stocks of small and mid-capitalization companies that Walthausen believes have the potential for capital appreciation.

The sub-strategy emphasizes a "Value" investment style, investing in companies that appear under-priced according to Walthausen's analysis of their financial measurements of worth or business prospects. Walthausen may sell a company's stock when the company reaches Walthausen's appraised value, when there is a more attractively priced company as an alternative, when the fundamentals of the business have changed, or when Walthausen determines that management of the company is not enhancing shareholder value.

ACTIVE SMALL CAP GROWTH: CastleArk Management, LLC ("CastleArk") manages the portion of the Fund's assets allocated to the Active Small Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization growth-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $19 million to $6.418 billion, as calculated by the index provider. The Russell 2000 Growth Index is reconstituted annually.

Under normal circumstances, CastleArk will seek to invest the Sub-strategy's assets in common stocks of small capitalization companies that CastleArk believes have improving business fundamentals and accelerating earnings growth.

CastleArk believes earnings growth drives long-term stock prices, and that excess returns can be achieved by investing in companies with improving business fundamentals. CastleArk's investment strategy emphasizes three attributes: the direction of the change in a company's growth rate; actual improvements of a company's fundamentals; and a disciplined analysis focused on the magnitude and sustainability of the drivers of a company's fundamental improvement.

CastleArk's sell discipline derives from the belief that investment losses can be minimized by identifying potential performance detractors before they become fully reflected in the stock price. CastleArk's willingness to sell a stock when it identifies potential performance detractors is a key aspect of its risk management process.

ACTIVE SMALL CAP VALUE: DePrince Race & Zollo, Inc. ("DRZ") manages the portion of the Fund's assets allocated to the Active Small Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization Value-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 2000 Value Index ranged from $15 million to $5.093 billion, as calculated by the index provider. The Russell 2000 Value Index is reconstituted annually.

Under normal circumstances, DRZ will seek to invest the Sub-strategy's assets in common stocks of small capitalization companies that DRZ believes have the potential for growth and that appear to be trading below their perceived value.

DRZ generally employs a multi-step, bottom-up investment process. Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend. DRZ then applies various valuation multiples, such as price-to-earnings, price-to-book and price-to-cash flow, to companies in the universe to find companies that it believes are trading at the low end of their historical relative valuation levels. DRZ then conducts fundamental analysis to identify a likely catalyst which it believes may lead to future price appreciation. Next, DRZ establishes relative price targets for those stocks that have identifiable catalysts. Finally, based on DRZ's relative price targets, stocks are considered for purchase when the expected upside is more than two times the downside. DRZ engages in frequent and active trading of securities as a part of its principal investment strategy.

DRZ considers selling a security when its yield falls below a pre-determined limit, the relative valuation is no longer attractive, or the fundamentals of the company or economic sector in which it operates deteriorate.

ACTIVE SMALL CAP CORE: Aristotle Capital Boston, LLC ("Aristotle Boston") manages the portion of the Fund's assets allocated to the Active Small Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the U.S. As of December 31, 2015, the market capitalization of companies included in the Russell 2000 Index ranged from $15 million to $6.418 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

Under normal circumstances, Aristotle Boston will seek to invest the Sub-strategy's assets in the common stock of companies with market capitalization between $200 million and $2 billion that Aristotle Boston believes have the potential for appreciation and that appear to be trading below their intrinsic value. Typically, Aristotle Boston will target a holdings range for the Sub-strategy between 80 and 120 companies.

Aristotle Boston generally focuses on bottom-up fundamental analysis with a long-term perspective in an attempt to identify companies showing what Aristotle Boston believes to be a high probability of improving their future rate of growth and profitability. Security selection is integral to Aristotle Boston's portfolio management process. Potential business investment candidates are initially screened to possess a market capitalization between $200 million and $2 billion at time of purchase. The Aristotle Boston investment team then utilizes quantitative screens to narrow down the universe for in-depth analysis utilizing Aristotle Boston's proprietary research process.

The majority of the research process is concerned with qualitative bottom-up analysis on an individual company basis. A core component of the research process is a focus on due diligence meetings with a variety of subjects each year. These include meetings with current investments, potential candidates, potential investment targets, peers, competitors, suppliers, customers, industry conferences, on-site visits and channel checks. The Sub-strategy targets companies where Aristotle Boston's investment team believes there is a significant discount between current security share price and the intrinsic value for the business over a projected period of time. As part of this process, the investment team looks at a company's historic absolute valuation range, as well as its valuation relative to the broader market and relative to a peer group.

Aristotle Boston considers selling a security when it has appreciated to its predetermined sell target, with no significant fundamental changes that would warrant sell target adjustment; when fundamentals have deteriorated and hence the stock no longer offers attractive upside; and/or when the investment team has identified a more favorable investment opportunity, whose risk-reward ratio is compelling enough to more than offset the transaction costs required to implement the change.

ACTIVE MICRO CAP CORE: PENN Capital Management Company, Inc. ("PENN Capital") manages the portion of the Fund's assets allocated to the Active Micro Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell Microcap Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell Microcap Index is a free float-adjusted capitalization-weighted index that consists of the smallest 1,000 securities in the small-cap Russell 2000 Index, plus the next 1,000 smallest eligible securities by market cap. As of December 31, 2015, the market capitalization of companies included in the Russell Microcap Index ranged from $5 million to $2.338 billion, as calculated by the index provider. The Russell Microcap Index is reconstituted annually.

Under normal circumstances, PENN Capital will seek to invest the Sub-strategy's assets principally in the common stock of micro capitalization companies, which PENN Capital defines either as (a) companies with a market capitalization of $1 billion or less, or (b) companies whose market capitalization is equal to or less than the market capitalization of the largest company in the Russell Microcap Index, whichever is greater.

PENN Capital generally intends to invest in up to 150 securities identified by its fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include enterprise value to cash flow (which takes into account the entire capital structure of a company and is used to help determine the private market value assumption of a company), price relative to free cash flow, price to earnings, price to book, total return potential, assessing the balance sheet, and valuation of hidden assets. Qualitative measures include evaluation of management, identification of market leaders within industries, identification of near term catalysts for appreciation, and due-diligence research regarding customers, competitors, suppliers and industry experts.

PENN Capital may sell securities for a variety of reasons, such as when a security's price target has been achieved, its relative value can no longer be confirmed, the reason it was purchased was never realized, a negative change in the industry or fundamentals of its issuer occurs or is expected to occur, its liquidity outlook weakens or there is a change in the issuer's management, among other reasons.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ALLOCATION RISK -- The Adviser's judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund's performance.

COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

DERIVATIVES RISK -- The Fund's use of futures contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INVESTMENT STYLE RISK -- The risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

MULTI-MANAGER RISK -- The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

PORTFOLIO TURNOVER RISK -- Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

TRACKING ERROR RISK -- The risk that a Sub-strategy's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy's and benchmark's investments and other factors.

VALUE INVESTING RISK -- If a sub-adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund's website at WWW.KP-FUNDS.COM.

                                2015       (4.73)%

                         BEST QUARTER     WORST QUARTER
                           3.68%            (11.83)%
                        (03/31/2015)      (09/30/2015)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                                     SINCE
                                                                                  INCEPTION
 KP SMALL CAP EQUITY FUND                                           1 YEAR       (01/10/2014)
------------------------------------------------------------------------------------------------
 Fund Returns Before Taxes                                          (4.73)%         (0.44)%
 Fund Returns After Taxes on Distributions                          (5.69)%         (1.13)%
 Fund Returns After Taxes on Distributions and
    Sale of Fund Shares                                             (2.45)%         (0.57)%
 Russell 2000 Index (reflects no deduction for fees, expenses,
   or taxes)                                                        (4.41)%          0.09%

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

CALLAN ASSOCIATES INC.

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

ARISTOTLE CAPITAL BOSTON, LLC

David Adams, CFA, Principal, Managing Director and Portfolio Manager, has managed the portion of the Fund's assets allocated to Aristotle Boston since 2015.

John (Jack) McPherson, CFA, Principal, Managing Director and Portfolio Manager, has managed the portion of the Fund's assets allocated to Aristotle Boston since 2015.

CASTLEARK MANAGEMENT, LLC

James Stark, Vice President and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to CastleArk since the Fund's inception in 2014.

Gregory Baxter, Vice President and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to CastleArk since the Fund's inception in 2014.

COLUMBUS CIRCLE INVESTORS

Clifford G. Fox, CFA, Senior Managing Director and Portfolio Manager, has managed the portion of the Fund's assets allocated to CCI since the Fund's inception in 2014.

Michael Iacono, CFA, Managing Director and Portfolio Manager--Mid Cap, has managed the portion of the Fund's assets allocated to CCI since the Fund's inception in 2014.

Katerina Wasserman, Managing Director and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to CCI since the Fund's inception in 2014.

DEPRINCE RACE & ZOLLO, INC.

Gregory T. Ramsby, Managing Partner and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to DRZ since the Fund's inception in 2014.

Randy A. Renfrow, CFA, Partner and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to DRZ since the Fund's inception in 2014.

PENN CAPITAL MANAGEMENT COMPANY, INC.

Richard A. Hocker, Founder, Chief Investment Officer and Chief Executive Officer, has managed the portion of the Fund's assets allocated to PENN Capital since 2015.

J. Paulo Silva, CFA, Managing Partner, Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to PENN Capital since 2015.

SSGA FUNDS MANAGEMENT, INC.

Dwayne Hancock, CFA, Vice President, Senior Portfolio Manager and Head of International Equity Strategies, has managed the portion of the Fund's assets allocated to SSGA FM since 2015.

John Tucker, CFA, Senior Managing Director and Co-Head of Passive Equity Strategies in North America, has managed the portion of the Fund's assets allocated to SSGA FM since 2015.

Michael Feehily, CFA, Senior Managing Director and Co-Head of Passive Equity Strategies in North America, has managed the portion of the Fund's assets allocated to SSGA FM since 2015.

WALTHAUSEN & CO., LLC

John Walthausen, Managing Director and Chief Investment Officer, has managed the portion of the Fund's assets allocated to Walthausen since the Fund's inception in 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 39 OF THE PROSPECTUS.

KP INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The KP International Equity Fund (the "Fund") seeks long-term capital appreciation primarily through investments in a diversified portfolio of non-U.S. equity securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                          INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                   0.39%
Distribution and Service (12b-1) Fees                             None
Other Expenses                                                    0.11%
Total Annual Fund Operating Expenses                              0.50%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $51         $160         $280          $628

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. For purposes of the Fund's 80% policy, equity securities consist of common stocks, depositary receipts, and derivatives with economic characteristics similar to equity securities. The Fund currently intends to invest primarily in the equity markets listed in the MSCI All Country World ex-US Index (the "MSCI ACWI ex-US Index"), and may invest more than 25% of the Fund's net assets in each of Europe (including the United Kingdom) and Asia (including Japan). The Fund may invest in companies of any size. The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Fund's investment objective, Callan Associates Inc. (the "Adviser") considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The Fund principally invests in securities issued by foreign issuers.

The Fund uses a "multi-manager" approach, whereby the Adviser allocates the Fund's assets among a number of sub-advisers with differing Sub-strategies. The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund's assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund's target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the Fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund's assets allocated to it under the general supervision of the Adviser. Each of the four Sub-strategies is described below:

PASSIVE INTERNATIONAL EQUITY: SSGA Funds Management, Inc. ("SSGA FM") manages the portion of the Fund's assets allocated to the Passive International Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI Europe, Australasia, Far East Index (the "MSCI EAFE Index"). The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities of companies included in the MSCI EAFE Index, including depositary receipts of such companies, and futures contracts that are designed to track the MSCI EAFE Index.

SSGA FM seeks to replicate the returns of the MSCI EAFE Index by investing in the constituent securities of the MSCI EAFE Index in approximately their MSCI EAFE Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the MSCI EAFE Index in proportions expected to replicate generally the performance of the MSCI EAFE Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI EAFE Index.

SSGA FM may sell stocks that are represented in the MSCI EAFE Index, or purchase stocks that are not yet represented in the MSCI EAFE Index, in anticipation of their removal from or addition to the MSCI EAFE Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI EAFE Index. SSGA FM might do so in order to increase the Fund's investment exposure pending investment of cash in the stocks comprising the MSCI EAFE Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the MSCI EAFE Index in situations where it intends to sell a portion of the stocks in the Fund's portfolio but the sale has not yet been completed. SSGA FM may also enter into forward foreign currency exchange contracts in an attempt to match the MSCI EAFE Index's currency exposures.

ACTIVE INTERNATIONAL EQUITY #1: Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), manages the portion of the Fund's assets allocated to the Active International Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to outperform the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, MFS will seek to invest a substantial portion of the Sub-strategy's assets in common stocks issued by companies in the MSCI ACWI ex-US Index and depositary receipts comprised of such common stock, including companies in emerging markets. MFS may invest a large percentage of the Sub-strategy's assets in issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Sub-strategy, MFS is not constrained to any particular investment style. MFS may invest the Sub-strategy's assets in the securities of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the securities of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses a bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

ACTIVE INTERNATIONAL EQUITY #2: Marathon Asset Management LLP ("Marathon-London") manages the portion of the Fund's assets allocated to the Active International Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI ACWI ex-US Index (net of dividends and withholding taxes) over a full market cycle (net of all fees and expenses). No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 45 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.

Under normal circumstances, Marathon-London will seek to invest the Sub-strategy's assets in the common stocks of foreign companies in the MSCI ACWI ex-US Index, including companies in emerging markets.

Marathon-London's investment philosophy is based on its "capital cycle" approach to investment, which guides Marathon-London to invest in stocks in industries where consolidation has occurred and return on investment is expected to rise and/or where barriers to entry exist that may allow elevated return on investment to persist for longer than the market expects. In addition, Marathon-London believes that the assessment of management and how management responds to incentives and the forces of the capital cycle is critical to the performance of the company's stock. Given the long-term nature of the capital cycle, Marathon-London's investment ideas generally require, by industry standards, long stock holding periods.

Marathon-London may sell a security when it has reached its estimated target price (based on Marathon-London's valuation work) or when there is a material shift in the capital cycle, deterioration in anticipated return on invested capital, a shift in management's attitude toward shareholders, outperformance relative to a sector or market, or if further information or analysis reveals the original rationale to be flawed.

ACTIVE EMERGING MARKETS EQUITY: Acadian Asset Management LLC ("Acadian") manages the portion of the Fund's assets allocated to the Active Emerging Markets Equity Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI Emerging Markets Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 23 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, Acadian will seek to invest the Sub-strategy's assets primarily in stocks of foreign companies and depositary receipts. Acadian intends to invest primarily in the securities of foreign companies located in emerging markets, which Acadian considers to be companies that: have their principal securities trading market in an emerging market country; alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; or are organized under the laws of, and have a principal office in, an emerging country. Acadian considers an "emerging market country" to be any country in the MSCI Emerging Markets Index.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio's current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian's objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ALLOCATION RISK -- The Adviser's judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund's performance.

COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

CURRENCY RISK -- As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

DERIVATIVES RISK -- The Fund's use of futures contracts and forward contracts is subject to market risk, leverage risk, liquidity risk and correlation risk. Market risk is described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject to credit risk and valuation risk. Credit risk is the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INVESTMENT IN EUROPE RISK -- The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union ("EU") or debt restructuring. Assistance given to an EU member state may be dependent on a country's implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of high yield securities issued by European issuers and therefore may adversely affect the Fund and its investments in such securities.

INVESTMENT IN JAPAN RISK -- The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis.

INVESTMENT STYLE RISK -- The risk that foreign securities may underperform other segments of the equity markets or the equity markets as a whole.

GEOGRAPHIC CONCENTRATION RISK -- Since the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

MULTI-MANAGER RISK -- The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

TRACKING ERROR RISK -- The risk that a Sub-strategy's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy's and benchmark's investments and other factors.

VALUE INVESTING RISK -- If a sub-adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund's website at WWW.KP-FUNDS.COM.


                        2015            (2.79)%

                    BEST QUARTER     WORST QUARTER
                      4.73%            (10.79)%
                   (03/31/2015)      (09/30/2015)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                              SINCE
                                                                           INCEPTION
 KP INTERNATIONAL EQUITY FUND                                1 YEAR       (01/10/2014)
------------------------------------------------------------------------------------------
 Fund Returns Before Taxes                                   (2.79)%         (3.36)%
 Fund Returns After Taxes on Distributions                   (3.73)%         (4.53)%
 Fund Returns After Taxes on Distributions and
    Sale of Fund Shares                                      (1.57)%         (3.06)%
 MSCI ACWI ex-US Index (reflects no deduction for fees,
   expenses, or taxes)                                       (5.66)%         (4.36)%

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

CALLAN ASSOCIATES INC.

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

ACADIAN ASSET MANAGEMENT LLC

John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014.

Brendan Bradley, Ph.D., Senior Vice President and Director, Portfolio Management, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014.

Asha Mehta, CFA, Senior Vice President and Portfolio Manager, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014.

Harry Gakidis, Vice President and Portfolio Manager, has managed the portion of the Fund's assets allocated to Acadian since 2015.

MARATHON ASSET MANAGEMENT LLP

Neil Ostrer, Co-Founder and Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014.

William Arah, Co-Founder and Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014.

Nick Longhurst, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014.

Michael Godfrey, CFA, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014.

Charles Carter, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014.

Robert Anstey, CFA, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014.

David Cull, CFA, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since March 2015.

MFS INVESTMENT MANAGEMENT

Filipe M.G. Benzinho, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since May 2016.

Marcus Smith, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since the Fund's inception in 2014.

Daniel Ling, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since the Fund's inception in 2014.

SSGA FUNDS MANAGEMENT, INC.

Dwayne Hancock, CFA, Vice President, Senior Portfolio Manager and Head of International Equity Strategies, has managed the portion of the Fund's assets allocated to SSGA FM since the Fund's inception in 2014.

John Tucker, CFA, Senior Managing Director and Co-Head of Passive Equity Strategies in North America, has managed the portion of the Fund's assets allocated to SSGA FM since 2015.

Michael Feehily, CFA, Senior Managing Director and Co-Head of Passive Equity Strategies in North America, has managed the portion of the Fund's assets allocated to SSGA FM since 2015

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 39 OF THE PROSPECTUS.

KP FIXED INCOME FUND

INVESTMENT OBJECTIVE

The KP Fixed Income Fund (the "Fund") seeks to provide current income consistent with the preservation of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees                                                     0.26%
Distribution and Service (12b-1) Fees                               None
Other Expenses                                                      0.08%
Acquired Fund Fees and Expenses (AFFE)                              0.01%
Total Annual Fund Operating Expenses(1)                             0.35%

(1) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $36         $113         $197          $443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 533% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. For purposes of the Fund's 80% policy, fixed income securities consist of corporate bonds issued by U.S. and foreign companies; residential and commercial mortgage-backed securities and other asset-backed securities; mortgage dollar rolls; debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; taxable municipal securities; commercial paper issued by U.S. and foreign companies; convertible bonds; senior, second lien and subordinated floating rate loans; floating rate debt securities; and derivatives with economic characteristics similar to fixed income securities. The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. The Fund currently intends to invest more than 25% of its net assets in U.S. government securities. The Fund principally invests in securities issued by domestic and foreign issuers.

The Fund may invest in both investment-grade and high yield securities (also known as "junk bonds"). Investment grade securities are generally considered to be those rated Baa3 or better by Moody's Investor Services, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"). High yield securities are those securities rated C through Ba1 by Moody's or equivalently rated by S&P and Fitch, which are lower than investment grade. The Fund may invest in high yield securities of any credit rating. The Fund may also invest in unrated securities which are determined by the Adviser or a sub-adviser, as appropriate, to be of comparable quality. The Fund may invest in fixed income securities of any maturity or duration.

The Fund uses a "multi-manager" approach, whereby Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, allocates the Fund's assets among a number of sub-advisers with differing Sub-strategies. The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund's assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund's target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the Fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund's assets allocated to it under the general supervision of the Adviser. Each of the four Sub-strategies is described below:

PASSIVE INTERMEDIATE FIXED INCOME: SSGA Funds Management, Inc. ("SSGA FM") manages the portion of the Fund's assets allocated to the Passive Intermediate Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Barclays Intermediate Government/Credit Index (the "Barclays Intermediate G/C Index"). This index is a market-weighted index comprised of intermediate duration U.S. dollar denominated, investment grade, fixed-rate, taxable bonds, including U.S. Treasury and government-related, corporate, credit and agency fixed rate debt securities.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities that are included in the Barclays Intermediate G/C Index.

SSGA FM will employ a stratified sampling approach to build a portfolio whose broad characteristics, including duration, yield, credit quality, and sector weights, match those of the Barclays Intermediate G/C Index. This strategy is commonly referred to as an indexing strategy. The Sub-strategy's portfolio securities may differ from those of the Barclays Intermediate G/C Index, and the Sub-strategy may not track the performance of the Barclays Intermediate G/C Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Sub-strategy, and differences between how and when the Sub-strategy and the Barclays Intermediate G/C Index are valued. SSGA FM may sell a security pursuant to changes in the Barclays Intermediate G/C Index composition and for routine portfolio rebalancing.

ACTIVE CORE FIXED INCOME: Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages the portion of the Fund's assets allocated to the Active Core Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Barclays US Aggregate Index consistently over time. No assurances can be given that this objective will be achieved. The Barclays US Aggregate Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Under normal circumstances, Loomis Sayles will seek to invest the Sub-strategy's assets in the following U.S. dollar-denominated, investment grade, fixed income securities: debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities; corporate bonds issued by U.S. and foreign companies; taxable municipal securities; residential and commercial mortgage-backed securities and other asset-backed securities; and mortgage dollar rolls.

Loomis Sayles' investment philosophy focuses on research-driven, relative value investing on a risk-adjusted basis, adding value primarily through security selection while continually managing risk in the portfolio. Duration is typically kept within 10% of the Barclays US Aggregate Bond Index. The investment strategy has a bias for bonds that are liquid, or can be traded readily in the markets. The portfolio may include up to 5% of its value in bonds whose credit quality is rated below investment grade, although Loomis Sayles typically views these bonds as having similar credit quality to investment grade. Typically, Loomis Sayles will sell a security when it reaches its target level of valuation, there has been a change in fundamental credit quality that is not reflected in the current price, or Loomis Sayles is trimming overall risk in the portfolio.

EMERGING MARKETS FIXED INCOME: Payden & Rygel manages the portion of the Fund's assets allocated to the Emerging Markets Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the JP Morgan Global Diversified Emerging Markets Bond Index (the "JPM EMBI Index") consistently over time. No assurances can be given that this objective will be achieved. The JPM EMBI Index tracks total returns for traded external debt instruments from emerging markets countries including Brady Bonds, loans, and Eurobonds with an outstanding face value of at least $500 million. It is designed to be a broad measure of the performance of the emerging market debt market.

Under normal circumstances, Payden & Rygel will invest the Sub-strategy's assets in a wide variety of fixed income instruments and income-producing securities, including: (1) debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) convertible bonds and preferred stock. A substantial portion of the above fixed income instruments will likely be issued by issuers organized or headquartered in emerging market countries. Payden & Rygel considers an emerging market country to be a country which the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing market. Payden & Rygel may invest up to 20% of the Sub-strategy's assets in other debt securities, including those of issuers located in countries with developed securities markets. Payden & Rygel may also buy the following derivatives: interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts, and may also sell credit default swaps. Interest rate swaps may be used to hedge positions and enhance returns, while securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts may be used primarily to enhance Fund returns and manage overall risk.

Payden & Rygel utilizes a top-down process focusing on sovereign risk analysis followed by bottom-up security selection, analyzing the universe of emerging markets debt instruments including hard and local currencies. Payden & Rygel targets countries that are identified through extensive analysis of their macroeconomic variables, sovereign credit ratios, political stability, and the quality of the country's business environment. Sovereign risk analysis is based on fundamental country research and quantitative analysis of macroeconomic data. Security selection includes quantitative analysis of yield curves and spread relationships, as well as fundamental credit research conducted by a dedicated team of global credit analysts. Any change in Payden & Rygel's view of a position's fundamentals or relative value can lead to a decision to sell the position.

ACTIVE SENIOR LOANS: Credit Suisse Asset Management, LLC ("Credit Suisse") manages the portion of the Fund's assets allocated to the Active Senior Loans Sub-strategy. The primary objective for the Sub-strategy is to out-perform the S&P/LSTA Leveraged Loan Index over a full market cycle. No assurances can be given that this objective will be achieved. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Loans held in the index must be senior secured, have a minimum initial term of one year and a minimum initial spread of 125 basis points over LIBOR, be U.S. dollar denominated and have a par amount outstanding of $50 million or greater.

Under normal circumstances, Credit Suisse will seek to invest the Sub-strategy's assets primarily in high yield, fixed income securities (commonly referred to as "junk bonds"). The high yield, fixed income securities in which the Fund will invest will consist entirely of senior secured floating rate loans ("Senior Loans") issued by non-investment-grade companies and principally include floating rate loans and notes, high yield corporate bonds and notes, convertible bonds and preferred stocks and equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the Fund invests have below-investment-grade credit ratings and therefore are considered speculative because of the significant credit risk of their issuers. Credit Suisse may invest up to 25% of the Sub-strategy's assets in securities of non-U.S. issuers. Credit Suisse seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the Fund based on an analysis of individual issuers and the general business conditions affecting them. The Fund generally will not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below by Moody's Investor Services ("Moody's") and CC or below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P")) but may continue to hold securities which are subsequently downgraded.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ALLOCATION RISK -- The Adviser's judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund's performance.

ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

CONVERTIBLE BONDS RISK -- Convertible bonds have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK -- As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK -- The Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Credit risk is described above and valuation risk is described below. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

FIXED INCOME MARKET RISK -- The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

INVESTMENT STYLE RISK -- The risk that fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

MORTGAGE DOLLAR ROLLS RISK -- The Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time the Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

MULTI-MANAGER RISK -- The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

PORTFOLIO TURNOVER RISK -- Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, the Fund, as a direct lender to the borrower assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans in the secondary market generally are subject to contractual restrictions and may have extended settlement periods.

TRACKING ERROR RISK -- The risk that a Sub-strategy's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy's and benchmark's investments and other factors.

U.S. GOVERNMENT SECURITIES RISK -- The Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

VALUATION RISK -- The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund's website at WWW.KP-FUNDS.COM.


                            2015              0.57%

                        BEST QUARTER     WORST QUARTER
                           1.70%             (1.08)%
                        (03/31/2015)      (06/30/2015)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                   SINCE
                                                                                INCEPTION
 KP FIXED INCOME FUND                                             1 YEAR       (01/10/2014)
-----------------------------------------------------------------------------------------------
 Fund Returns Before Taxes                                         0.57%           1.64%
 Fund Returns After Taxes on Distributions                        (0.59)%          0.46%
 Fund Returns After Taxes on Distributions and
    Sale of Fund Shares                                            0.32%           0.72%
 Barclays US Aggregate Bond Index (reflects no deduction for
   fees, expenses, or taxes)                                       0.55%           2.89%

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

CALLAN ASSOCIATES INC.

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

CREDIT SUISSE ASSET MANAGEMENT, LLC

John G. Popp, a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse"), has managed the portion of the Fund's assets allocated to Credit Suisse since 2016.

Thomas J. Flannery, a Managing Director of Credit Suisse, has managed the portion of the Fund's assets allocated to Credit Suisse since 2016.

Louis I. Farano, a Managing Director of Credit Suisse, has managed the portion of the Fund's assets allocated to Credit Suisse since 2016.

Wing Chan, a Managing Director of Credit Suisse, has managed the portion of the Fund's assets allocated to Credit Suisse since 2016.

LOOMIS, SAYLES & COMPANY, L.P.

Lynne A. Royer, Vice President and Portfolio Manager, has managed the portion of the Fund's assets allocated to Loomis, Sayles & Company, L.P. ("Loomis Sayles") since the Fund's inception in 2014.

William C. Stevens, Vice President and Portfolio Manager, has managed the portion of the Fund's assets allocated to Loomis Sayles since the Fund's inception in 2014.

PAYDEN & RYGEL

Kristin Ceva, Ph.D., CFA, Managing Principal, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014.

Arthur Hovsepian, CFA, Principal, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014.

Vladimir Milev, CFA, Senior Vice President and Strategist, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014.

Darren Capeloto, Senior Vice President and Strategist, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014.

Asha B. Joshi, CFA, Managing Principal and Senior Client Portfolio Manager, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014.

SSGA FUNDS MANAGEMENT, INC.

Mahesh Jayakumar, CFA, FRM, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSGA FM since the Fund's inception in 2014.

Cynthia Moy, Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to SSGA FM since the Fund's inception in 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 39 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

There are no initial or subsequent minimum purchase amounts for the Funds. Shares of each Fund are offered exclusively to participants in retirement plans specified by Kaiser Foundation Health Plan, Inc. ("Eligible Plans"). Any individual with an account under an Eligible Plan may purchase shares of each Fund. Fund shares can only be purchased or redeemed through the administrative and recordkeeping service provider of an Eligible Plan (a "Recordkeeper"), and, therefore, you should contact the Recordkeeper of your Eligible Plan for information on how to purchase or redeem Fund shares. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business.

TAX INFORMATION

Please consult your tax advisor regarding your specific questions about U.S. federal, state, and local income taxes.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals, you should consult your tax advisor.

This summary is based on current tax laws, which may change. More information on taxes is in the Funds' Statement of Additional Information (the "SAI").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

THE FUNDS' INVESTMENT OBJECTIVES

The investment objective of the KP Large Cap Equity Fund (the "Large Cap Fund") is to seek long-term capital appreciation primarily through investments in a diversified portfolio of large cap equity securities. The investment objective of the KP Small Cap Equity Fund (the "Small Cap Fund") is to seek long-term capital appreciation primarily through investments in a diversified portfolio of small cap equity securities. The investment objective of the KP International Equity Fund (the "International Fund") is to seek long-term capital appreciation primarily through investments in a diversified portfolio of non-U.S. equity securities. The investment objective of the KP Fixed Income Fund (the "Fixed Income Fund") is to seek to provide current income consistent with the preservation of capital. The investment objectives of the Funds are fundamental and cannot be changed without shareholder approval.

THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES

LARGE CAP FUND

Under normal circumstances, the Large Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies. For purposes of the Large Cap Fund's 80% policy, equity securities consist of common stocks, preferred stocks, bonds, notes and debentures convertible into common stocks (I.E., convertible securities), depositary receipts, rights and warrants, ETFs that invest in equity securities and derivatives with economic characteristics similar to equity securities. The Adviser considers large capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 1000 Index. As of December 31, 2015, the market capitalization of companies included in the Russell 1000 Index ranged from $383 million to $606.406 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually. The Large Cap Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Large Cap Fund's investment objective, the Adviser considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The Large Cap Fund principally invests in securities issued by domestic and foreign issuers. The Adviser considers domestic issuers to be those that:
(i) have their principal securities trading market in the U.S.; (ii) alone or on a consolidated basis derive 50% or more of their annual revenue from goods produced, sales made or services performed in the U.S.; (iii) have at least 50% of their assets located in the U.S., (iv) are organized under the laws of, and have a principal office in, the U.S., or (v) are included in an index of U.S. securities by a recognized index provider. The Adviser considers all other issuers to be foreign issuers.

The Large Cap Fund uses a "multi-manager" approach, whereby the Adviser allocates the Large Cap Fund's assets among a number of sub-advisers with differing investment philosophies and strategies (each, a "Sub-strategy"). The Adviser determines the target Sub-strategy allocation for the Large Cap Fund, identifies sub-advisers to manage the assets according to those Sub-strategies, and allocates assets among sub-advisers to maintain the Large Cap Fund's target Sub-strategy allocation. The Adviser seeks, through its allocation among Sub-strategies, to outperform the Large Cap Fund's benchmark with a similar level of risk. Sub-advisers generally are selected and retained based on the Adviser's view regarding their expected contribution to excess return, ongoing performance, investment processes, resources and personnel, organization stability and robust operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the Fund's assets allocated to it under the general supervision of the Adviser.

As of the date of this prospectus, the Large Cap Fund employs the following five sub-advisers to each manage a separate Sub-strategy that, in the Adviser's view, complements the other Sub-strategies: SSGA Funds Management, Inc. ("SSGA FM"), MFS Investment Management ("MFS"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), AQR Capital Management, LLC ("AQR") and PanAgora Asset Management, Inc. ("PanAgora"). Each of the five Sub-strategies is described below:

PASSIVE LARGE CAP EQUITY: SSGA FM manages the portion of the Large Cap Fund's assets allocated to the Passive Large Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Standard & Poor's 500 Index (the "S&P 500 Index"). The S&P 500 Index is a free float-adjusted capitalization-weighted index comprised of equity securities issued by approximately 500 of the largest U.S. companies. As of December 31, 2015, the market capitalization of companies included in the S&P 500 Index ranged from $1.513 billion to $586.859 billion, as calculated by the index provider. The S&P 500 Index is reconstituted quarterly.

Under normal circumstances, SSGA FM will seek to invest at least 80% of the Sub-strategy's assets in securities of companies included in the S&P 500 Index and futures contracts that are designed to track the S&P 500 Index. SSGA FM does not manage the Sub-strategy's assets according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, SSGA FM utilizes a "passive" investment approach, attempting to replicate the investment performance of the S&P 500 Index through automated statistical analytic procedures.

SSGA FM seeks to replicate the returns of the S&P 500 Index by investing in the constituent securities of the S&P 500 Index in approximately their S&P 500 Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the S&P 500 Index in proportions expected to replicate generally the performance of the S&P 500 Index as a whole. In addition, from time to time, stocks are added to or removed from the S&P 500 Index.

SSGA FM may sell stocks that are represented in the S&P 500 Index, or purchase stocks that are not yet represented in the S&P 500 Index, in anticipation of their removal from or addition to the S&P 500 Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the S&P 500 Index. SSGA FM might do so in order to increase the Large Cap Fund's investment exposure pending investment of cash in the stocks comprising the S&P 500 Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the S&P 500 Index in situations where it intends to sell a portion of the stocks in the Large Cap Fund's portfolio but the sale has not yet been completed.

ACTIVE LARGE CAP GROWTH: T. Rowe Price manages the portion of the Large Cap Fund's assets allocated to the Active Large Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Growth Index is a free float-



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adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest Growth-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 1000 Growth
Index ranged from $717 million to $606.406 billion, as calculated by the index provider. The Russell 1000 Growth Index is reconstituted annually.

Under normal circumstances, T. Rowe Price will seek to invest at least 80% of the Sub-strategy's net assets in the common stocks issued by a diversified group of growth companies whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index. As of December 31, 2015, the weighted median market capitalization of companies included in the Russell 1000 Growth Index was $8.798 billion. T. Rowe Price will not automatically sell or cease to purchase stocks of a company that the Sub-strategy already holds just because the company's market capitalization falls below that level.

Pursuant to the Sub-strategy, T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price may deviate from these criteria and purchase securities that it believes will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most of the Sub-strategy's assets will typically be invested in U.S. common stocks, T. Rowe Price may invest in foreign stocks. T. Rowe Price may sell the Sub-strategy's securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

ACTIVE LARGE CAP VALUE: MFS manages the portion of the Large Cap Fund's assets allocated to the Active Large Cap Value Sub-strategy. The primary objective for the Sub-strategy is to outperform the Russell 1000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest Value-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 1000 Value Index ranged from $383 million to $448.81 billion, as calculated by the index provider. The Russell 1000 Value Index is reconstituted annually.

Under normal circumstances, MFS will seek to invest the Sub-strategy's assets primarily in the common stocks, preferred stocks and bonds, notes and debentures convertible into common stocks of U.S. companies (i.e., convertible securities). MFS may also invest the Sub-strategy's assets in foreign securities and depositary receipts.

MFS focuses on investing the Sub-strategy's assets in the securities of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.



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

MFS uses a bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

ACTIVE LARGE CAP CORE #1: AQR manages the portion of the Fund's assets allocated to the Active Large Cap Core #1 Sub-strategy. The primary objective for the Sub-strategy is to outperform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 1000 Index ranged from $383 million to $606.406 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, AQR will seek to invest the Sub-strategy's assets primarily in equity and equity-related instruments (including, but not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants, ETFs that invest in equity securities and equity index futures contracts). AQR may use ETFs and futures contracts to gain exposure to the equity market and to maintain liquidity to pay for redemptions.

The Sub-strategy's portfolio normally will be managed by both overweighting and underweighting securities relative to the Russell 1000 Index, using AQR's proprietary quantitative return forecasting models and systematic risk-control methods. AQR starts with the securities that are included in the Russell 1000 Index and augments them with additional securities that are deemed to have similar characteristics. From this investment universe, AQR employs a disciplined approach emphasizing bottom-up security and industry/sector selection decisions. AQR uses a set of value, momentum and economic factors to generate an investment portfolio based on AQR's security selection procedures.

In managing the Sub-strategy, AQR seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in the investment universe at the time of purchase. In assessing positive momentum, AQR favors securities with strong medium-term performance relative to other securities in the investment universe at the time of purchase. Further, AQR favors stable companies in good business health, including those with strong profitability and stable earnings.

AQR believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, market impact and time delays (time between decision and implementation when a market may move in favor of or against the Sub-strategy). AQR considers transaction costs in its optimization process to seek to ensure that trades for the Sub-strategy will remain attractive after transaction costs are reflected.



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ACTIVE LARGE CAP CORE #2: PanAgora manages the portion of the Fund's assets allocated to the Active Large Cap Core #2 Sub-strategy. The primary objective for the Sub-strategy is to outperform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 1000 Index ranged from $383 million to $606.406 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, PanAgora will seek to invest the Sub-strategy's assets primarily in common and preferred stocks of U.S. companies with market capitalizations in the range of companies included in the Russell 1000 Index. PanAgora may also invest the Sub-strategy's assets in ETFs or futures contracts to seek to equitize cash positions.

PanAgora believes that excess returns may be generated by investing in high-quality firms with capable management, positive momentum, and/or attractive valuations, while avoiding companies that ignore shareholder interests, and by identifying and exploiting market inefficiencies resulting from investors' under/over reactions to market information, and other behavioral biases. Accordingly, the Sub-strategy's asset allocations are largely driven by a proprietary contextual model that forecasts stock returns based on combinations of value, momentum and quality factors tailored to individual stocks.

The contextual model ranks every stock in a defined universe based on forecasted returns. Each stock's forecasted return is updated daily based on data collected from global sources. Top ranked stocks have the potential to be included in the portfolio. Stocks that are not highly ranked, or whose rankings are deteriorating, may be sold entirely or have their positions trimmed. PanAgora evaluates the model's buy and sell recommendations to build a portfolio that maximizes expected excess return for a given level of risk, subject to certain limitations on sector, industry and security position sizes.

SMALL CAP FUND

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. For purposes of the Small Cap Fund's 80% policy, equity securities consist of common stocks and derivatives with economic characteristics similar to common stocks. The Adviser considers small capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Index. As of December 31, 2015, the market capitalization of companies included in the Russell 2000 Index ranged from $15 million to $6.418 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

The Small Cap Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Small Cap Fund's investment objective, the Adviser considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The Small Cap Fund principally invests in securities issued by domestic issuers. The Adviser considers domestic issuers to be those that: (i) have their principal securities trading market in the U.S.; (ii) alone or on a consolidated basis derive 50% or more of their annual revenue from goods produced, sales made or services performed in the U.S.; (iii) have at least 50% of their assets located in the U.S., (iv) are organized under the laws of, and have a



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principal office in, the U.S., or (v) are included in an index of U.S.
securities by a recognized index provider.

The Small Cap Fund uses a "multi-manager" approach, whereby the Adviser allocates the Small Cap Fund's assets among a number of sub-advisers with differing investment philosophies and strategies (each, a "Sub-strategy"). The Adviser determines the target Sub-strategy allocation for the Small Cap Fund, identifies sub-advisers to manage the assets according to those Sub-strategies, and allocates assets among sub-advisers to maintain the Small Cap Fund's target Sub-strategy allocation. The Adviser seeks, through its allocation among Sub-strategies, to outperform the Small Cap Fund's benchmark with a similar level of risk. Sub-advisers generally are selected and retained based on the Adviser's view regarding their expected contribution to excess return, ongoing performance, investment processes, resources and personnel, organization stability and robust operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the Fund's assets allocated to it under the general supervision of the Adviser.

As of the date of this prospectus, the Small Cap Fund employs the following seven sub-advisers to each manage a separate Sub-strategy that, in the Adviser's view, complements the other Sub-strategies: SSGA Funds Management, Inc. ("SSGA FM"), Columbus Circle Investors ("CCI"), Walthausen & Co., LLC ("Walthausen"), CastleArk Management, LLC ("CastleArk"), DePrince Race & Zollo, Inc. ("DRZ"), Aristotle Capital Boston, LLC ("Aristotle Boston") and PENN Capital Management Company, Inc. ("PENN Capital"). Each of the seven Sub-strategies is described below:

PASSIVE SMALL CAP EQUITY: SSGA FM manages the portion of the Small Cap Fund's assets allocated to the Passive Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Russell 2000 Index. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the U.S. As of December 31, 2015, the market capitalization of companies included in the Russell 2000 Index ranged from $15 million to $6.418 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities of companies included in the Russell 2000 Index and futures contracts that are designed to track the Russell 2000 Index. SSGA FM does not manage the Sub-strategy's assets according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, SSGA FM utilizes a "passive" investment approach, attempting to replicate the investment performance of the Russell 2000 Index through automated statistical analytic procedures.

SSGA FM seeks to replicate the returns of the Russell 2000 Index by investing in the constituent securities of the Russell 2000 Index in approximately their Russell 2000 Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the Russell 2000 Index in proportions expected to replicate generally the performance of the Russell 2000 Index as a whole. In addition, from time to time, stocks are added to or removed from the Russell 2000 Index.

SSGA FM may sell stocks that are represented in the Russell 2000 Index, or purchase stocks that are not yet represented in the Russell 2000 Index, in anticipation of their removal from or addition to the Russell 2000 Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Russell 2000 Index. SSGA FM might do so in order to increase the Small Cap Fund's investment exposure pending investment of cash in the stocks comprising the Russell 2000 Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the Russell 2000 Index in situations where it intends to sell a portion of the stocks in the Small Cap Fund's portfolio but the sale has not yet been completed.

ACTIVE SMALL/SMID CAP GROWTH: CCI manages the portion of the Small Cap Fund's assets allocated to the Active Small/SMID Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Growth-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 2500 Growth Index ranged from $19 million to $12.056 billion, as calculated by the index provider. The Russell 2500 Growth Index is reconstituted annually.

Under normal circumstances, CCI will seek to invest the Sub-strategy's assets in common stocks of companies within the market capitalization range of the Russell 2500 Growth Index. CCI targets small to mid-sized businesses providing new technologies, products or services.

CCI generally seeks to construct the Sub-strategy's portfolio with the following characteristics:

     o    Typically holding 60-90 stocks;

     o Top ten holdings typically represent 25-35% of the Sub-strategy's net assets;

     o The minimum initial investment in a stock represents at least 0.5% of the Sub-strategy's net assets;

     o The maximum weight of any one stock is 5% of the Sub-strategy's net assets;

     o The Sub-strategy's portfolio is diversified among economic sectors as well as groups of stocks related by a common driver of performance ("Themes");

     o    The Sub-strategy's portfolio is diversified across at least eight
          Themes;

     o The Sub-strategy's maximum exposure to any one Theme is 25% of the Sub-strategy's net assets; and

     o The Sub-strategy's maximum exposure to any one economic sector is the greater of 25% of the Sub-strategy's net assets or 10% more than the Russell 2500 Index's exposure to such sector.

In its discretion, CCI may construct the Sub-strategy's portfolio such that its characteristics are different than those set forth above.

CCI's Positive Momentum & Positive Surprise investment philosophy is based on the premise that companies producing better than expected results will have rising securities prices, while companies producing less than expected results will not. CCI's investment research process is focused on finding Positive Momentum & Positive Surprise, that is, companies with strengthening business momentum and a dynamic potential to exceed investors' expectations. Through thorough analysis of companies' fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet the criteria of CCI's investment discipline. Companies whose stocks are experiencing Positive Momentum &



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

Positive Surprise are considered attractive for purchase, while companies falling short or in line with CCI's expectations are avoided or sold.

CCI uses a four-step process in selecting securities for the Sub-strategy. The first step is to identify the four to six leading indicators for a specific company's business, such as sales growth rate and profit margin expansion. The second step is to determine the expectations for each of the leading indicators. The third step compares actual results of the leading indicators to CCI's expectations, with the objective of finding companies with leading indicators that exceed CCI's expectations, and therefore demonstrate Positive Momentum & Positive Surprise. Companies whose stocks are experiencing Positive Momentum & Positive Surprise are considered attractive for purchase, and companies falling short or in line with CCI's expectations are avoided or sold. The fourth step is to construct a diversified portfolio based on the foregoing analysis.

CCI believes that, historically, when a company demonstrates Positive Momentum & Positive Surprise in its business progress, and thereby exceeds investors' expectations in its reported results, its stock price generally will continue on an upward trend. As the company benefits from the strengths of a new product cycle, a niche technology or service, or a dominant secular trend, the stock tends to outperform the market. Conversely, if a company's results fall short of investors' expectations, the stock will usually underperform until it surpasses new expectations. CCI's monitoring of a company's progress versus expectations guides its view as to when to buy or sell a stock.

ACTIVE SMALL/SMID CAP VALUE: Walthausen manages the portion of the Small Cap Fund's assets allocated to the Active Small/SMID Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Value-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 2500 Value Index ranged from $15 million to $11.919 billion, as calculated by the index provider. The Russell 2500 Value Index is reconstituted annually.

Under normal circumstances, Walthausen will seek to invest the Sub-strategy's assets in the common stocks of small and mid-capitalization companies that Walthausen believes have the potential for capital appreciation.

The sub-strategy emphasizes a "value" investment style, investing in companies that appear under-priced according to Walthausen's analysis of their financial measurements of worth or business prospects. The sub-strategy typically invests in 40 to 50 companies.

Walthausen may sell a company's stock when the company reaches Walthausen's appraised value, when there is a more attractively priced company as an alternative, when the fundamentals of the business have changed, or when Walthausen determines that management of the company is not enhancing shareholder value.

ACTIVE SMALL CAP GROWTH: CastleArk manages the portion of the Small Cap Fund's assets allocated to the Active Small Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization Growth-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $19 million to $6.418 billion, as calculated by the index provider. The Russell 2000 Growth Index is reconstituted annually.

Under normal circumstances, CastleArk will seek to invest the Sub-strategies assets in common stocks of small capitalization companies that they believe have above average prospects for earnings growth.

CastleArk believes earnings growth drives long-term stock prices, and that excess returns can be achieved by investing in companies whose improving business fundamentals suggest they are poised to grow earnings faster than their peers. CastleArk's investment strategy emphasizes three attributes:

     o    The direction of a company's growth over the absolute rate of growth;

     o Actual improvements of a company's fundamentals vs. the improvements anticipated by CastleArk; and

     o The magnitude and sustainability of the drivers of a company's fundamental improvement.

CastleArk's three-step investment process is designed to be disciplined, repeatable and applied consistently throughout all types of markets, and consists of (1) identification, (2) fundamental analysis, and (3) portfolio construction. Each step is discussed in greater detail below.

IDENTIFICATION.

CastleArk's stock screening process begins with a universe of all companies with market capitalizations roughly equivalent to the Russell 2000 Growth Index. As of December 31, 2015, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $19 million to $6.418 billion, as calculated by the index provider. The Russell 2000 Growth Index is reconstituted annually. CastleArk then narrows this list to companies which, in CastleArk's view, have shown signs of actual improvement in business fundamentals.

FUNDAMENTAL ANALYSIS.

Through fundamental analysis of each company, CastleArk determines the magnitude and sustainability of the company's fundamental improvement, with a goal of identifying that change before it becomes fully reflected in the stock price.

PORTFOLIO CONSTRUCTION.

CastleArk then uses a bottom-up approach, emphasizing the fundamental improvement, along with proprietary risk management techniques and a sell discipline to build a diversified portfolio of 75-95 stocks. Limits on position size and sector weights, along with constant portfolio attribution analysis, contribute to CastleArk's risk management process. The sell discipline derives from the belief that investment losses can be minimized by identifying potential performance detractors before they become fully reflected in the stock price. CastleArk's willingness to sell a stock when it identifies potential performance detractors is a key aspect of its risk management process.

ACTIVE SMALL CAP VALUE: DRZ manages the portion of the Small Cap Fund's assets allocated to the Active Small Cap Value Sub-strategy. The primary objective for the Sub-strategy is to outperform the Russell 2000 Value Index over a full market cycle. No assurances can be given that



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

this objective will be achieved. The Russell 2000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization Value-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 2000 Value Index ranged from $15 million to $5.093 billion, as calculated by the index provider. The Russell 2000 Value Index is reconstituted annually.

Under normal circumstances, DRZ will seek to invest the Sub-strategy's assets in common stocks of small capitalization companies that DRZ believes have the potential for growth and that appear to be trading below their perceived value.

DRZ generally employs a multi-step, bottom-up investment process. Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend. DRZ then applies various valuation multiples, such as price-to-earnings, price-to-book and price-to-cash flow, to companies in the universe to find companies that it believes are trading at the low end of their historical relative valuation levels. DRZ then conducts fundamental analysis to identify a likely catalyst which it believes may lead to future price appreciation. Next, DRZ establishes relative price targets for those stocks that have identifiable catalysts. Finally, based on DRZ's relative price targets, stocks are considered for purchase when the expected upside is more than two times the downside.

DRZ generally invests the Sub-strategy's assets in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but to a lesser extent may be headquartered in or doing a substantial portion of their business overseas. The Sub-strategy's portfolio will typically consist of 55 to 80 securities. DRZ engages in frequent and active trading of securities as a part of its principal investment strategy.

DRZ considers selling a security when its yield falls below a pre-determined limit, the relative valuation is no longer attractive, or the fundamentals of the company or economic sector in which it operates deteriorate.

ACTIVE SMALL CAP CORE: Aristotle Boston manages the portion of the Fund's assets allocated to the Active Small Cap Core Sub-strategy. The primary objective for the Sub-strategy is to outperform the Russell 2000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the U.S. As of December 31, 2015, the market capitalization of companies included in the Russell 2000 Index ranged from $15 million to $6.418 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

Under normal circumstances, Aristotle Boston will seek to invest the Sub-strategy's assets in the common stock of companies with market capitalization between $200 million and $2 billion that Aristotle Boston believes have the potential for appreciation and that appear to be trading below their intrinsic value. Typically, Aristotle Boston will target a holdings range for the Sub-strategy between 80 and 120 companies.

Aristotle Boston generally focuses on bottom-up fundamental analysis with a long-term perspective in an attempt to identify companies showing what Aristotle Boston believes to be a high probability of improving their future rate of growth and profitability. Security selection is integral to Aristotle Boston's portfolio management process. Potential business investment candidates are initially screened to possess a market capitalization between $200 million and $2 billion at time of purchase. The Aristotle Boston investment team then utilizes quantitative screens incorporating factors based on: valuation (price-to-earnings, price-to-cash flow, price-to-book, price-to-sales, dividend yield); returns (return-on-equity and return-on-assets); growth (earning-per-share, cash flow-per-share and revenue) and other fundamental factors (debt-to-capitalization, capital expenditures) as efficient siphoning tools to narrow down the universe for in-depth analysis utilizing Aristotle Boston's proprietary research process.

The majority of the research process is concerned with qualitative bottom-up analysis on an individual company basis. A core component of the research process is a focus on due diligence meetings with a variety of subjects each year. These include meetings with current investments, potential candidates, potential investment targets, peers, competitors, suppliers, customers, industry conferences, on-site visits and channel checks. The Sub-strategy targets companies where Aristotle Boston's investment team believes there is a significant discount between current security share price and the intrinsic value for the business over a projected period of time. At the heart of Aristotle Boston's valuation methodology is a company's value relative to an assumed level of normalized earnings power. As part of this process, the investment team looks at a company's historic absolute valuation range, as well as its valuation relative to the broader market and relative to a peer group.

Aristotle Boston considers selling a security when it has appreciated to its predetermined sell target, with no significant fundamental changes that would warrant sell target adjustment; when fundamentals have deteriorated and hence the stock no longer offers attractive upside; and/or when the investment team has identified a more favorable investment opportunity, whose risk-reward ratio is compelling enough to more than offset the transaction costs required to implement the change.

ACTIVE MICRO CAP CORE: PENN Capital Management Company, Inc. ("PENN Capital") manages the portion of the Fund's assets allocated to the Active Micro Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell Microcap Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell Microcap Index is a free float-adjusted capitalization-weighted index that consists of the smallest 1,000 securities in the small-cap Russell 2000 Index, plus the next 1,000 smallest eligible securities by market cap. As of December 31, 2015, the market capitalization of companies included in the Russell Microcap Index ranged from $5 million to $2.338 billion, as calculated by the index provider. The Russell Microcap Index is reconstituted annually.

Under normal circumstances, PENN Capital will seek to invest the Sub-strategy's assets principally in the common stock of micro capitalization companies, which PENN Capital defines either as (a) companies with a market capitalization of $1 billion or less, or (b) companies whose market capitalization is equal to or less than the market capitalization of the largest company in the Russell Microcap Index, whichever is greater.

PENN Capital generally intends to invest in up to 150 securities identified by its fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include enterprise value to cash flow (which takes into account the entire capital structure of a company and is used to help determine the private market value assumption of a company), price relative to free cash flow, price to earnings, price to book, total return potential, assessing the balance sheet, and valuation of hidden assets. Qualitative measures include evaluation of management, identification of market leaders within industries, identification of near term catalysts for appreciation, and due-diligence research regarding customers, competitors, suppliers and industry experts.

PENN Capital may sell securities for a variety of reasons, such as when a security's price target has been achieved, its relative value can no longer be confirmed, the reason it was purchased was never realized, a negative change in the industry or fundamentals of its issuer occurs or is expected to occur, its liquidity outlook weakens or there is a change in the issuer's management, among other reasons.

INTERNATIONAL FUND

Under normal circumstances, the International Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. For purposes of the International Fund's 80% policy, equity securities consist of common stocks, depositary receipts, and derivatives with economic characteristics similar to equity securities. The International Fund currently intends to invest primarily in the equity markets listed in the MSCI All Country World ex-US Index (the "MSCI ACWI ex-US Index"), and may invest more than 25% of its net assets each of in Europe (including the United Kingdom) and Asia (including Japan). The International Fund may invest in companies of any size. The International Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the International Fund's investment objective, the Adviser considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The International Fund principally invests in securities issued by foreign issuers. The Adviser considers domestic issuers to be those that: (i) have their principal securities trading market in the U.S.; (ii) alone or on a consolidated basis derive 50% or more of their annual revenue from goods produced, sales made or services performed in the U.S.; (iii) have at least 50% of their assets located in the U.S., (iv) are organized under the laws of, and have a principal office in, the U.S., or (v) are included in an index of U.S. securities by a recognized index provider. The Adviser considers all other issuers to be foreign issuers.

The International Fund uses a "multi-manager" approach, whereby Callan Associates Inc. (the "Adviser"), the International Fund's investment adviser, allocates the International Fund's assets among a number of sub-advisers with differing investment philosophies and strategies (each, a "Sub-strategy"). The Adviser determines the target Sub-strategy allocation for the International Fund, identifies sub-advisers to manage the International Fund's assets according to those Sub-strategies, and allocates International Fund assets among sub-advisers to maintain the International Fund's target Sub-strategy allocation. Each sub-adviser invests the portion of the International Fund's assets allocated to it under the general supervision of the Adviser.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the International Fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future International Fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the International Fund's assets allocated to it under the general supervision of the Adviser.

As of the date of this prospectus, the International Fund employs the following four sub-advisers to each manage a separate Sub-strategy that, in the Adviser's view, complements the other Sub-strategies: SSGA Funds Management, Inc. ("SSGA FM"), MFS Investment Management ("MFS"), Marathon Asset Management LLP ("Marathon-London"), and Acadian Asset Management LLC ("Acadian"). The Adviser seeks, through its allocation among Sub-strategies,



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to outperform the International Fund's benchmark with a similar level of risk.
Each of the four Sub-strategies is described below:

PASSIVE INTERNATIONAL EQUITY: SSGA FM manages the portion of the International Fund's assets allocated to the Passive International Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI Europe, Australasia, Far East Index (the "MSCI EAFE Index"). The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities of companies included in the MSCI EAFE Index, including depositary receipts of such companies, and futures contracts that are designed to track the MSCI EAFE Index. SSGA FM does not manage the Sub-strategy's assets according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, SSGA FM utilizes a "passive" investment approach, attempting to replicate the investment performance of the MSCI EAFE Index through automated statistical analytic procedures.

SSGA FM seeks to replicate the returns of the MSCI EAFE Index by investing in the constituent securities of the MSCI EAFE Index in approximately their MSCI EAFE Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the MSCI EAFE Index in proportions expected to replicate generally the performance of the MSCI EAFE Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI EAFE Index.

SSGA FM may sell stocks that are represented in the MSCI EAFE Index, or purchase stocks that are not yet represented in the MSCI EAFE Index, in anticipation of their removal from or addition to the MSCI EAFE Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI EAFE Index. SSGA FM might do so in order to increase the International Fund's investment exposure pending investment of cash in the stocks comprising the MSCI EAFE Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the MSCI EAFE Index in situations where it intends to sell a portion of the stocks in the International Fund's portfolio but the sale has not yet been completed. SSGA FM may also enter into forward foreign currency exchange contracts in an attempt to match the MSCI EAFE Index's currency exposures.

ACTIVE INTERNATIONAL EQUITY #1: MFS manages the portion of the International Fund's assets allocated to the Active International Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, MFS will seek to invest a substantial portion of the Sub-strategy's assets in common stocks issued by companies in the MSCI ACWI ex-US Index and depositary receipts comprised of such common stock, including companies in emerging markets. MFS may invest a



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

large percentage of the Sub-strategy's assets in issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Sub-strategy, MFS is not constrained to any particular investment style. MFS may invest the Sub-strategy's assets in the securities of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the securities of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses a bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors that MFS may consider include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

ACTIVE INTERNATIONAL EQUITY #2: Marathon-London manages the portion of the International Fund's assets allocated to the Active International Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI ACWI ex-US Index (net of dividends and withholding taxes) over a full market cycle (net of all fees and expenses). No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 45 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.

Under normal circumstances, Marathon-London will seek to invest the Sub-strategy's assets in the common stocks of foreign companies in the MSCI ACWI ex-US Index, including companies in emerging markets. Marathon-London may also purchase forward currency contracts for hedging purposes.

Marathon-London's investment philosophy is based on its "capital cycle" approach to investment. The central idea of capital cycle investing is the observation that competition, unless restricted by some barrier, will increase in industries where return on investment is high. In turn, in Marathon-London's view, this increased competition is likely to cause the average return on investment for that industry to decline. Marathon-London believes that, in contrast, competition is likely to decrease in industries where the return on investment falls below the cost of capital - eventually leading to increased returns on investment. In addition, Marathon-London believes that the assessment of management and how management responds to incentives and the forces of the capital cycle is critical to the performance of the company's stock.

This investment philosophy guides Marathon-London to invest in stocks in industries where consolidation has occurred and return on investment is expected to rise and/or where barriers to entry exist that may allow elevated return on investment to persist for longer than the market expects. The investment philosophy is intrinsically contrarian. Given the long-term nature of the capital cycle, Marathon-London's investment ideas generally require, by industry standards, long stock holding periods.

Marathon-London may sell a security when it has reached its estimated target price (based on Marathon-London's valuation work) or when there is a material shift in the capital cycle, deterioration in anticipated return on invested capital, a shift in management's attitude toward shareholders, outperformance relative to a sector or market, or if further information or analysis reveals the original rationale to be flawed.

ACTIVE EMERGING MARKETS EQUITY: Acadian manages the portion of the International Fund's assets allocated to the Active Emerging Markets Equity Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI Emerging Markets Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 23 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, Acadian will seek to invest the Sub-strategy's assets in stocks of foreign companies and depositary receipts. Acadian intends to invest primarily in the securities of foreign companies located in emerging markets, which Acadian considers to be companies that:

     o Have their principal securities trading market in an emerging market country;

     o Alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; or

     o Are organized under the laws of, and have a principal office in, an emerging country.

Acadian considers an "emerging market country" to be any country in the MSCI Emerging Markets Index. Acadian intends to focus the Sub-strategy's investments in those emerging market countries that it believes have developing economies and where the markets are becoming more sophisticated, including some or all of the following: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates.

As markets in other countries develop, Acadian expects to expand and further diversify the emerging market countries in which it invests. Acadian may also invest in securities of companies located in industrialized countries.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio's current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian's objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.



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

FIXED INCOME FUND

Under normal circumstances, the Fixed Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. For purposes of the Fixed Income Fund's 80% policy, fixed income securities consist of corporate bonds issued by U.S. and foreign companies; residential and commercial mortgage-backed securities and other asset-backed securities consisting of credit card loans and auto loans; mortgage dollar rolls; debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; taxable municipal securities; commercial paper issued by U.S. and foreign companies; convertible bonds; senior, second lien and subordinated floating rate loans; floating rate debt securities; and derivatives with economic characteristics similar to fixed income securities. The Fixed Income Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. The Fixed Income Fund intends to invest more than 25% of its net assets in U.S. government securities. The Fixed Income Fund principally invests in securities issued by domestic and foreign issuers. The Adviser considers domestic issuers to be those that: (i) have their principal securities trading market in the U.S.;
(ii) alone or on a consolidated basis derive 50% or more of their annual revenue from goods produced, sales made or services performed in the U.S.;
(iii) have at least 50% of their assets located in the U.S., (iv) are organized under the laws of, and have a principal office in, the U.S., or (v) are included in an index of U.S. securities by a recognized index provider. The Adviser considers all other issuers to be foreign issuers.

The Fixed Income Fund may invest in both investment-grade and high yield securities (also known as "junk bonds"). Investment grade securities are generally considered to be those rated Baa3 or better by Moody's Investor Services, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"). High yield securities are those securities rated C through Ba1 by Moody's or equivalently rated by S&P and Fitch, which are lower than investment grade. The Fixed Income Fund may invest in high yield securities of any credit rating. The Fixed Income Fund may also invest in unrated securities which are determined by the Adviser or a sub-adviser, as appropriate, to be of comparable quality. The Fund may invest in fixed income securities of any maturity or duration.

The Fixed Income Fund uses a "multi-manager" approach, whereby Callan Associates Inc. (the "Adviser"), the Fixed Income Fund's investment adviser, allocates the Fixed Income Fund's assets among a number of sub-advisers with differing investment philosophies and strategies (each, a "Sub-strategy"). The Adviser determines the target Sub-strategy allocation for the Fixed Income Fund, identifies sub-advisers to manage the Fixed Income Fund's assets according to those Sub-strategies, and allocates Fixed Income Fund assets among sub-advisers to maintain the Fixed Income Fund's target Sub-strategy allocation. Each sub-adviser invests the portion of the Fixed Income Fund's assets allocated to it under the general supervision of the Adviser.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the Fixed Income Fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future Fixed Income Fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading, and compliance platforms.

As of the date of this prospectus, the Fixed Income Fund employs the following four sub-advisers to each manage a separate Sub-strategy that, in the Adviser's view, complements the other Sub-strategies: SSGA Funds Management, Inc. ("SSGA FM"), Loomis, Sayles & Company, L.P. ("Loomis Sayles"), Payden & Rygel, and Credit Suisse Asset Management, LLC ("Credit Suisse"). The Adviser seeks, through its allocation among Sub-strategies, to outperform the Fixed Income Fund's benchmark with a similar level of risk. Each of the four Sub-strategies is described below:

PASSIVE INTERMEDIATE FIXED INCOME: SSGA FM manages the portion of the Fixed Income Fund's assets allocated to the Passive Intermediate Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Barclays Intermediate Government/Credit Index (the "Barclays Intermediate G/C Index"). This index is a market-weighted index comprised of intermediate duration U.S. dollar denominated, investment grade, fixed-rate, taxable bonds, including U.S. Treasury and government-related, corporate, credit and agency fixed rate debt securities.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities that are included in the Barclays Intermediate G/C Index.

Pursuant to the Sub-strategy, SSGA FM will employ a stratified sampling approach to build a portfolio whose broad characteristics, including duration, yield, credit quality, and sector weights, match those of the Barclays Intermediate G/C Index. This strategy is commonly referred to as an indexing strategy. The Sub-strategy's portfolio securities may differ from those of the Barclays Intermediate G/C Index, and the Sub-strategy may not track the performance of the Barclays Intermediate G/C Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Sub-strategy, and differences between how and when the sub-strategy and the Barclays Intermediate G/C Index are valued. SSGA FM may sell a security pursuant to changes in the Barclays Intermediate G/C Index composition and for routine portfolio rebalancing.

ACTIVE CORE FIXED INCOME: Loomis Sayles manages the portion of the Fixed Income Fund's assets allocated to the Active Core Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Barclays US Aggregate Index consistently over time. No assurances can be given that this objective will be achieved. The Barclays US Aggregate Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Under normal circumstances, Loomis Sayles seeks to invest the Sub-strategy's assets in the following U.S. dollar-denominated, investment grade, fixed income securities: debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, corporate bonds issued by U.S. and foreign companies, taxable municipal securities, residential and commercial mortgage-backed securities and other asset-backed securities consisting of credit card loans and auto loans, and mortgage dollar rolls. In pursuing the Fixed Income Fund's investment objective, Loomis Sayles seeks to outperform the Barclays US Aggregate Bond Index consistently over time while maintaining a level of risk close to that of the Index. The Barclays US Aggregate Bond Index is well known and reflects the government, mortgage and corporate markets that make up the largest portion of Loomis Sayles' investment grade bond universe.



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

In Loomis Sayles' view, the fixed income markets are inefficient, often mispricing risk and overreacting to news and corporate and market events, as well as technical supply and demand factors. Loomis Sayles believes that these inefficiencies may provide effective active investors with opportunities to generate risk-adjusted performance in excess of the benchmark.

Loomis Sayles' investment philosophy focuses on research-driven, relative value investing on a risk-adjusted basis, adding value primarily through security selection while continually managing risk in the portfolio. Duration is typically kept within 10% of the Barclays US Aggregate Bond Index. The investment strategy has a bias for bonds that are liquid, or can be traded readily in the markets. The portfolio may include up to 5% of its value in bonds whose credit quality is rated below investment grade, although Loomis Sayles typically views these bonds as having similar credit quality to investment grade. Typically, Loomis Sayles will sell a security when it reaches its target level of valuation, there has been a change in fundamental credit quality that is not reflected in the current price, or Loomis Sayles is trimming overall risk in the portfolio.

EMERGING MARKETS FIXED INCOME: Payden & Rygel manages the portion of the Fixed Income Fund's assets allocated to the Emerging Markets Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the JP Morgan Global Diversified Emerging Markets Bond Index (the "JPM EMBI Index") consistently over time. No assurances can be given that this objective will be achieved. The JPM EMBI Index tracks total returns for traded external debt instruments from emerging markets countries including Brady Bonds, loans, and Eurobonds with an outstanding face value of at least $500 million. It is designed to be a broad measure of the performance of the emerging market debt market.

Under normal circumstances, Payden & Rygel seeks to invest the Sub-strategy's assets in a wide variety of fixed income instruments and income-producing securities, including: (1) debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) convertible bonds and preferred stock.

Under normal market conditions, Payden & Rygel intends to invest a substantial portion of the Sub-strategy's assets in the above fixed income instruments and income-producing securities issued by issuers organized or headquartered in emerging market countries. Payden & Rygel considers an emerging market country to be a country which the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing economy. Payden & Rygel may invest up to 20% of the Sub-strategy's assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.

Under normal market conditions, Payden & Rygel intends to invest a substantial portion of the Sub-strategy's assets in debt securities that are rated below investment grade (commonly called "junk bonds"). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor's (at least BBB-), Moody's (at least Baa3) or Fitch (at least BBB-), or are securities that Payden & Rygel determines to be of comparable quality.

A majority of the debt securities in which Payden & Rygel invests are payable in U.S. dollars. However, Payden & Rygel may also invest in debt securities payable in foreign currencies, and may hedge this foreign currency exposure to the U.S. dollar. Payden & Rygel may invest the Sub-strategy's assets in debt securities of any maturity, and there is no limit on the Sub-strategy's minimum or maximum average portfolio maturity.

Payden & Rygel utilizes a top-down process focusing on sovereign risk analysis followed by bottom-up security selection, analyzing the universe of emerging markets debt instruments including hard and local currencies. Payden & Rygel targets countries that are identified through extensive analysis of their macroeconomic variables, sovereign credit ratios, political stability, and the quality of the country's business environment. Sovereign risk analysis is based on fundamental country research and quantitative analysis of macroeconomic data. Security selection includes quantitative analysis of yield curves and spread relationships, as well as fundamental credit research conducted by a dedicated team of global credit analysts. Components of Payden's bottom-up security selection process include:

     o External debt: Sovereign cash bond yield curve analysis (dollar and euro), inter-country spread relationships, corporate cash bond yield curve analysis, and fundamental corporate research (investment grade and high yield).

     o Local markets: Analysis of current and historic curve shapes, and the relative yields implied by investing in the various instruments that can be used in any one country (nominal cash bonds, inflation-linked cash bonds, corporate bonds, interest rate swaps and currency forwards).

Payden & Rygel may also buy the following derivatives: interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts, and may also sell credit default swaps. Interest rate swaps may be used to hedge positions and to enhance returns, while securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts may be used primarily to enhance Fixed Income Fund returns and manage overall risk.

Payden & Rygel's risk exposures, each country's economic/political fundamentals, and all corporate bond positions are continually monitored; any change in Payden & Rygel's view of a position's fundamentals or relative value can lead to a decision to sell the position.

ACTIVE SENIOR LOANS: Credit Suisse manages the portion of the Fund's assets allocated to the Active Senior Loans Sub-strategy. The primary objective for the Sub-strategy is to out-perform the S&P/LSTA Leveraged Loan Index over a full market cycle. No assurances can be given that this objective will be achieved. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Loans held in the index must be senior secured, have a minimum initial term of one year and a minimum initial spread of 125 basis points over LIBOR, be U.S. dollar denominated and have a par amount outstanding of $50 million or greater.

Under normal market conditions, Credit Suisse will seek to invest the Sub-strategy's assets primarily in fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's and BB or lower by S&P), or, if unrated, are deemed by Credit Suisse to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly considered the equivalent of "junk bonds". The high yield, fixed income securities in which the Fund will invest will consist entirely of senior secured floating rate loans ("Senior Loans") issued by non-investment-grade companies and principally include floating rate loans and notes, high yield corporate bonds and notes, convertible bonds and preferred stocks and equity securities when acquired as a unit with fixed income securities or in a

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restructuring of fixed income securities. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the Fund invests have below-investment-grade credit ratings and therefore are considered speculative because of the significant credit risk of their issuers. Credit Suisse may invest up to 30% of the Sub-strategy's assets in securities of non-U.S. issuers. Credit Suisse seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the Fund based on an analysis of individual issuers and the general business conditions affecting them. The Fund will generally not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively.

The Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

In choosing investments, Credit Suisse's portfolio managers:

     o continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations

     o    analyze business conditions affecting investments, including

          o    changes in economic activity and interest rates

          o    availability of new investment opportunities

          o    economic outlook for specific industries

     o seek to moderate risk by investing among a variety of industry sectors and issuers

Credit Suisse's portfolio managers may sell investments for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will do so only if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

This prospectus describes the Funds' principal investment strategies and risks, and the Funds will normally invest in the types of securities described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in the Funds' Statement of Additional Information ("SAI")

(for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goal.

THE FUNDS' PRINCIPAL RISKS

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goals. The Adviser and the sub-advisers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

ALLOCATION RISK (ALL FUNDS) -- Pursuant to its investment objective, each Fund's assets will be allocated to various Sub-strategies. Depending on the investment program of a particular Sub-strategy and its sub-adviser, the Sub-strategy may invest in a wide range of investments ranging from stocks and corporate bonds issued by domestic and foreign companies of all sizes in diverse industries, government bonds from developed and emerging countries, other fixed and floating rate debt securities and derivatives, among other investments. Further, each Sub-strategy may be managed pursuant to a particular investment style, such as growth, value or indexing. Given the various investment styles it can choose from in determining which Sub-strategies to which to allocate a Fund's assets, and the wide scope of the many investments a sub-adviser can make for a particular Sub-strategy, the Adviser could be wrong in determining the combination of investments, Sub-strategies or sub-advisers that produce good returns under changing market conditions. The Funds could miss attractive investment opportunities if the Adviser underweights allocations to Sub-strategies that invest in markets that subsequently experience significant returns and could lose value if the Adviser overweights allocations to Sub-strategies that invest in markets that subsequently experience significant declines.

ASSET-BACKED SECURITIES RISK (FIXED INCOME FUND) -- Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed



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collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK (FIXED INCOME FUND) -- Below investment grade securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

COMMON STOCK RISK (LARGE CAP FUND, SMALL CAP FUND AND INTERNATIONAL FUND) -- The price of common stocks may fall over short or extended periods of time. Common stock prices are sensitive to general movements in the equity markets, and a drop in the equity markets may cause the price of common stocks held by the Fund to decrease in value. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of common stock issued by such companies may suffer a decline in response. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS RISK (LARGE CAP FUND AND FIXED INCOME FUND) --
Convertible securities are bonds, debentures, notes or preferred stock that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or are not rated and are subject to credit risk and prepayment risk, which are discussed below.

CORPORATE FIXED INCOME SECURITIES RISK (FIXED INCOME FUND) -- Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

CREDIT RISK (FIXED INCOME FUND) -- Credit risk is the risk that a decline in the credit quality of an investment could cause the Fund to lose money. The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely



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payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

CURRENCY RISK (INTERNATIONAL FUND AND FIXED INCOME FUND) -- Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject a Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

DEPOSITARY RECEIPTS RISK (LARGE CAP FUND AND INTERNATIONAL FUND) -- American Depositary Receipts (ADRs) are dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Global Depositary Receipts (GDRs) are similar to ADRs but represent shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets and GDRs, many of which represent shares issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

DERIVATIVES RISK (ALL FUNDS) -- Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts, credit-linked notes and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by a Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of an investment in the Fund to decrease. Forward Contracts Risk, Futures Risk, and Swap Agreements Risk are each discussed below in further detail.



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EXCHANGE-TRADED FUNDS ("ETFS") RISK (LARGE CAP FUND) -- ETFs are investment companies whose shares are bought and sold on a securities exchange. The risks of owning shares of an ETF generally reflect the same risks as owning the underlying securities that the ETF is designed to track. Supply and demand for shares of an ETF or market disruptions may cause the ETF to trade at a premium or discount to the net asset value of its investments. By investing in an ETF, the Fund indirectly bears the proportionate share of any fees and expenses of the ETF in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations.

EXTENSION RISK (FIXED INCOME FUND) -- Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

FIXED INCOME MARKET RISK (FIXED INCOME FUND) -- The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Current market conditions may pose heightened risks for the Fund. While the U.S. is experiencing historically low interest rates, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

FOREIGN INVESTMENT/EMERGING MARKETS RISK (LARGE CAP FUND, INTERNATIONAL FUND AND FIXED INCOME FUND) -- Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Securities of foreign issuers may not be registered with the SEC and foreign issuers are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio.



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An emerging market country is any country determined by a Fund's sub-adviser to have an emerging market economy. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

FOREIGN SOVEREIGN DEBT SECURITIES RISK (FIXED INCOME FUND) -- The risks that:
(i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

FORWARD CONTRACTS RISK (ALL FUNDS) -- A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund's account. Risks associated with forwards may include: (i) leverage risk; (ii) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (iii) an illiquid market for forwards; (iv) difficulty in obtaining an accurate value for the forwards; and
(v) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forward contracts are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section. Forward currency contracts are also subject to currency risk, which is described elsewhere in this section.

FUTURES CONTRACTS RISK (INTERNATIONAL FUND AND FIXED INCOME FUND) -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.



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GROWTH INVESTING RISK (LARGE CAP FUND, SMALL CAP FUND AND INTERNATIONAL FUND)
-- The Funds may invest in securities of companies that the Adviser or a sub-adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer. In addition, these may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

INTEREST RATE RISK (FIXED INCOME FUND) -- Interest rate risk is the risk that the Fund's yields will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities, including U.S. Government securities, in which the Fund invests, while a fall in interest rates typically causes a rise in values of such securities.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

INVESTMENT IN EUROPE RISK (INTERNATIONAL FUND) -- The Fund may invest in securities of European issuers. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union ("EU") or debt restructuring. Assistance given to an EU member state may be dependent on a country's implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of high yield securities issued by European issuers and therefore may adversely affect the Fund and its investments in such securities.

INVESTMENT IN JAPAN RISK (INTERNATIONAL FUND) -- The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis.

INVESTMENT STYLE RISK (ALL FUNDS) -- Investment style risk is the risk that a Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as whole.

LEVERAGE RISK (ALL FUNDS) -- A Fund's investment in futures contracts, forward contracts and swaps may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.



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LIQUIDITY RISK (ALL FUNDS) -- Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

MARKET RISK (ALL FUNDS) -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

MODEL AND DATA RISK (LARGE CAP FUND) -- Quantitative models and information, and data supplied by third parties ("Models and Data"), are used to construct sets of transactions and investments, and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Fund may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. The Fund bears the risk that the quantitative models used will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, "model prices" will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future.

MORTGAGE-BACKED SECURITIES RISK (FIXED INCOME FUND) -- Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may



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make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities in which the Fund invests may not be issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Government. However, with respect to these mortgage-backed securities, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

MORTGAGE DOLLAR ROLLS RISK (FIXED INCOME FUND) -- The Fund may invest in mortgage dollar rolls, which are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

MULTI-MANAGER RISK (ALL FUNDS) -- The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

MUNICIPAL SECURITIES RISK (FIXED INCOME FUND) -- Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the



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creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not invest in municipal obligations to the same degree as the Fund. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund's securities.

PORTFOLIO TURNOVER RISK (SMALL CAP FUND AND FIXED INCOME FUND) -- Due to its investment strategy, the Funds may buy and sell securities frequently. This may result in higher transaction costs.

PREPAYMENT RISK (FIXED INCOME FUND) -- The Fund's investments in fixed income securities are subject to prepayment risk. With declining interest rates, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

RIGHTS AND WARRANTS RISK (LARGE CAP FUND) -- The holder of a right or warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the right or warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

SENIOR LOANS/BANK LOANS RISK (FIXED INCOME FUND) -- Senior loans have the most senior position in a borrower's capital structure or share this position with other senior debt securities of the borrower, thereby giving the senior loan holders a priority claim on all or a portion of a borrower's assets in the event of default. Senior loans generally are negotiated between a borrower and one or more financial institution lenders which generally are represented by an agent bank responsible for negotiating the terms and conditions of the loan. The Fund may invest in senior loans by acting as one of the group of original lenders. The Fund may also participate in senior loans by purchasing assignments of portions of senior loans from third parties or by investing in participations in senior loans which are sometimes referred to as bank loans. With respect to direct loans or loans purchased by assignment, the Fund generally has a contractual relationship with the borrower and therefore direct rights against the borrower in the event of a default. With respect to participations, the Fund typically has a contractual right with the lender, generally a bank selling the participation, and therefore assumes the credit risk of the lender in addition to the credit risk of the borrower. In the event of an insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender but may not have a senior claim to the lender's loan to the borrower. Certain senior loans, including certain participations in senior loans, may be illiquid and the Fund may not be able to sell such senior loans quickly for a fair price. While a liquid secondary market for senior loans has increased over the years, particularly with respect to loans held directly, the secondary market for such instruments is not as liquid as for other types of investments. Transactions involving senior loans have significantly longer settlement periods than more traditional investments and often involve borrowers whose financial condition is troubled or highly leveraged. Loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of senior loans are generally subject to the contractual restrictions that must be satisfied before a senior loan can



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be bought or sold. These restrictions may impede the Fund's ability to buy or sell senior loans, may negatively impact the transaction price and/or may result in delayed settlement of senior loan transactions. In addition, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the Fund's ability to dispose of such investments quickly, particularly in response to a specific economic event or the sudden deterioration in the creditworthiness of the borrower. Additionally, in the event of an insolvency, a court could subordinate a senior loan to presently existing or future indebtedness of the borrower to take other action detrimental to the lenders.

Bank loans may not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK (SMALL CAP FUND AND INTERNATIONAL FUND) --
Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

STRUCTURED NOTES RISK (FIXED INCOME FUND) -- Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

SWAP AGREEMENTS RISK (FIXED INCOME FUND) -- Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively).

A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will
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to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). A credit default swap is also subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate.

TRACKING ERROR RISK (ALL FUNDS) -- A Sub-strategy of each Fund attempts to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Sub-strategy's investments and those of its benchmark, rounding of share prices, changes to the benchmark and regulatory policies may affect the Sub-strategy's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Sub-strategy may not achieve its goal of accurately correlating to an index because a Fund will have expenses such as brokerage, custody, management fees and other operational costs. A Fund may be subject to the risk that the performance of the Sub-strategy may deviate from the benchmark index it attempts to track. If the Fund's sub-adviser purchases only a representative portion of the securities in the benchmark index, the performance of the Sub-strategy's portfolio of securities advised by such sub-adviser may not match that of the benchmark index. Depending on the sub-adviser's approach and the size of the Fund, the representative sample of securities in the benchmark index that are actually held by the Sub-strategy may vary from time to time. In addition, a Fund may be subject to the risk that its investment approach, which attempts to replicate the performance of the benchmark index, may perform differently than other mutual funds that focus on particular equity market segments or invest in other asset classes.

U.S. GOVERNMENT SECURITIES RISK (FIXED INCOME FUND) -- The Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.



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VALUATION RISK (FIXED INCOME FUND) --The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the Fund.

VALUE INVESTING RISK (LARGE CAP FUND, SMALL CAP FUND AND INTERNATIONAL FUND) -- Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If a sub-adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, a Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Callan Associates Inc. (the "Adviser"), an independently-owned investment consulting firm founded in 1973, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 600 Montgomery Street, Suite 800, San Francisco, CA 94111. As of December 31, 2015, the Adviser had approximately $21.24 billion in assets under management.

The Adviser has overall supervisory responsibility for the general management and investment of the Funds' securities portfolios, and subject to review and approval by the Board of Trustees (the "Board"), sets the Funds' overall investment strategies. For its advisory services to each Fund, the Adviser is entitled to an annual fee of 0.05% of each Fund's average net assets.

PORTFOLIO MANAGERS:

Gregory C. Allen is the President, Director of Research and Co-Portfolio Manager of the Adviser. Mr. Allen has been with the firm for 26 years and has 26 years of investment industry experience.

Ivan "Butch" Cliff, CFA, is an Executive Vice President and Director of Investment Research and Co-Portfolio Manager of the Adviser. Mr. Cliff has been with the Adviser for 26 years and has 28 years of investment industry experience.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement is available in the Funds' Semi-Annual Report dated June 30, 2014, which covers the period from January 10, 2014 (commencement of operations) through June 30, 2014.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

MANAGER-OF-MANAGER STRUCTURE: The Adviser acts as the manager of managers of the Funds and is responsible for the investment performance of the Funds, since it allocates each Fund's assets to the sub-advisers and recommends hiring or changing sub-advisers to the Board of Trustees. The "manager of managers" structure enables the Funds to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of
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agreements. The structure does not permit investment advisory fees paid by each
Fund to the Adviser to be increased or to materially change the Adviser's obligations under the investment advisory agreement between the Adviser and the Funds, including the Adviser's responsibility to monitor and oversee sub-advisory services furnished to each Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of each Fund or the Adviser, except for sub-advisory agreements with a direct or indirect wholly owned subsidiary of the Adviser or any future parent company of the Adviser (a "Wholly-Owned Sub-adviser"), require shareholder approval. THE ADVISER HAS ULTIMATE RESPONSIBILITY (SUBJECT TO OVERSIGHT BY THE BOARD) TO OVERSEE THE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION, AND REPLACEMENT.

MULTI-MANAGER EXEMPTIVE ORDER: The Funds and the Adviser have obtained an exemptive order from the Securities and Exchange Commission (the "SEC") that permits the Adviser, subject to certain conditions, to select new sub-advisers, including Wholly-Owned Sub-advisers, with the approval of the Board but without obtaining shareholder approval. Any changes to a sub-advisory agreement that would result in an increase in the total management and advisory fees payable by the Fund is required to be approved by the shareholders of that Fund. The order also permits the Adviser to materially change the terms of agreements with the sub-advisers or to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services. The order also permits the Funds to disclose sub-advisers' fees only in the aggregate in their registration statement. This arrangement has been approved by the Board of Trustees and each Fund's initial shareholder. Within 90 days of retaining a new sub-adviser for a Fund, shareholders of the Fund will receive notification of the change.

INFORMATION ON SUB-ADVISORY FEES AND TOTAL MANAGEMENT FEE: In addition to the fee payable by each Fund to the Adviser, each Fund pays a fee to its sub-advisers. For each Fund, the sub-advisers receive a fee based on a specified percentage of that portion of the Fund's assets allocated to that sub-adviser. The total management fee shown in each Fund's fee table (in the summary section of this prospectus) is computed by summing (i) the aggregate fees paid to each sub-adviser and (ii) the fee paid to the Adviser, each during the Fund's most recently completed fiscal year. Asset allocations and fees payable to a Fund's sub-advisers may vary and, consequently, the total management fee payable will fluctuate and may be higher or lower than that shown in a Fund's fee table. The fees payable to each sub-adviser and the Adviser are computed daily and paid monthly.

SUB-ADVISERS AND PORTFOLIO MANAGERS

The Adviser has entered into a sub-advisory agreement with each of its sub-advisers. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the sub-advisers for compliance with each Fund's investment objective, policies, strategies and restrictions, and monitors each sub-adviser's adherence to its investment style.

A discussion regarding the basis of the Board of Trustees' approval of the investment sub-advisory agreements between the Adviser and the respective sub-advisers, except with respect to PENN Capital, Aristotle Boston, AQR, PanAgora and Credit Suisse, is available in the Funds' Semi-Annual Report dated June 30, 2014, which covers the period from January 10, 2014 (commencement of operations) through June 30, 2014. A discussion regarding the basis of the Board of Trustees' approval of the investment sub-advisory agreements between the Adviser and PENN Capital and Aristotle Boston is available in the Funds' Semi-Annual Report dated June 30, 2015, which covers the period from January 1, 2015 through June 30, 2015. A discussion regarding the basis of the Board of Trustees' approval of the investment sub-advisory agreements between the Adviser and AQR and PanAgora is available in the Funds' Annual Report dated



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December 31, 2015, which covers the period from January 1, 2015 through
December 31, 2015. A discussion regarding the basis of the Board of Trustees' approval of the investment sub-advisory agreement between the Adviser and Credit Suisse will be available in the Funds' Semi-Annual Report dated June 30, 2016, which will cover the period from January 1, 2016 through June 30, 2016.

The following provides additional information about each sub-adviser and the portfolio managers who are responsible for the day-to-day management of each sub-adviser's allocation.

KP LARGE CAP EQUITY FUND

AQR CAPITAL MANAGEMENT, LLC, Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of December 31, 2015, AQR had approximately $141.4 billion in assets under management.

PORTFOLIO MANAGERS:

     Michele L. Aghassi, Ph.D., Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to AQR since 2015. Dr. Aghassi has been with AQR for 10 years and has 18 years of investment industry experience.

     Andrea Frazzini, Ph.D., M.S., Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to AQR since 2015. Dr. Frazzini has been with AQR for 7 years and has 10 years of investment industry experience.

     Jacques A. Friedman, M.S., Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to AQR since 2015. Mr. Friedman has been with AQR for 18 years and has 20 years of investment industry experience.

MFS INVESTMENT MANAGEMENT, 111 Huntington Avenue, Boston, Massachusetts 02199, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of December 31, 2015, MFS had approximately $413 billion in assets under management.

PORTFOLIO MANAGERS:

     Nevin Chitkara, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since the Fund's inception in 2014. Mr. Chitkara has been with MFS for 18 years and has 23 years of investment industry experience.

     Steven Gorham, CFA, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since the Fund's inception in 2014. Mr. Gorham has been with MFS for 26 years and has 26 years of investment industry experience.

PANAGORA ASSET MANAGEMENT, INC., 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of December 31, 2015, PanAgora had approximately $38.36 billion in assets under management.



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PORTFOLIO MANAGERS:

     George D. Mussalli, CFA, Chief Investment Officer and Head of Research, Equity, has managed the portion of the Fund's assets allocated to PanAgora since 2015. Mr. Mussalli has been with PanAgora for 16 years and has 20 years of investment industry experience.

     Jaime Lee, Ph.D., Director -- Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund's assets allocated to PanAgora since 2015. Dr. Lee has 12 years of investment industry experience.

     Jane Zhao, Ph.D., Director -- Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund's assets allocated to PanAgora since 2015. Dr. Zhao has been with PanAgora for 9 years and has 22 years of investment industry experience.

     Oleg Nusinzon, CFA, Director -- Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund's assets allocated to PanAgora since 2015. Mr. Nusinzon has been with PanAgora for 6 years and has 18 years of investment industry experience.

     Dmitri Kantsyrev, Ph.D., CFA, Director -- Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund's assets allocated to PanAgora since 2015. Dr. Kantsyrev has been with PanAgora for 8 years and has 8 years of investment industry experience.

SSGA FUNDS MANAGEMENT, INC., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of December 31, 2015, SSGA FM had approximately $384.95 billion in assets under management.

PORTFOLIO MANAGERS:

     Dwayne Hancock, CFA, Vice President, Senior Portfolio Manager and Head of International Equity Strategies, has managed the portion of the Fund's assets allocated to SSGA FM since the Fund's inception in 2014. Within the Global Equity Beta Solutions ("GEBS") team, Mr. Hancock currently manages a varied mix of funds spanning both regions, US, developed and emerging and fund structures which include separate accounts, commingled funds, mutual funds and ETFs. Additionally, he has played a primary role in determining trading strategies for significant benchmark changes such as the annual Russell reconstitution. Prior to taking on this responsibility, Mr. Hancock was the ETF product specialist for the GEBS team. He is also a member of the SSGA Valuation Committee. Mr. Hancock joined SSGA in 1996 and became part of the GEBS portfolio management team in 1998. He has been working in the investment management field since 1994. Mr. Hancock holds an MBA from Boston College and a BS in Business Administration from Framingham State College. He also earned the Chartered Financial Analyst Designation and is a member of the Boston Security Analysts Society.

     John Tucker, CFA, Senior Managing Director and Co-Head of Passive Equity Strategies in North America, has managed the portion of the Fund's assets allocated to SSGA FM since 2015. Mr. Tucker is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds managed in North America. He is a member of the Senior Leadership Team. Previously, Mr. Tucker was head of the Structured Products



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     group in SSGA's London office, where he was responsible for the management of all index strategies in SSGA's second largest investment center. Mr. Tucker received a BA from Trinity College and an MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute. In addition, Mr. Tucker is a member of The Russell Index Client Advisory Board and The S&P U.S. Index Advisory Panel. He joined State Street in 1988.

     Michael Feehily, CFA, Senior Managing Director and Co-Head of Passive Equity Strategies in North America, has managed the portion of the Fund's assets allocated to SSGA FM since 2015. Mr. Feehily rejoined SSGA after spending four years in State Street Global Markets where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of SSGA's institutional clients. Prior to this, Mr. Feehily had been Head of the US Passive Equity Team within SSGA. Mr. Feehily is also a member of the Senior Leadership Team and sits on the firm's North America Product Committee and Trade Management Oversight Committee. He joined State Street in 1992. Mr. Feehily received a Bachelor of Science Degree from Babson College in Finance, Investments, and Economics. He received an MBA in Finance from Bentley College and also earned the Chartered Financial Analyst designation. Mr. Feehily is a member of the CFA Institute and the Boston Security Analysts Society. Mr. Feehily is also a former member of the Russell Index Client Advisory Board.

T. ROWE PRICE ASSOCIATES, INC., 100 East Pratt Street, Baltimore, Maryland 21202, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of December 31, 2015, T. Rowe Price had approximately $763.1 billion in assets under management.

PORTFOLIO MANAGER:

     Robert W. Sharps, CFA, Lead Portfolio Manager, has managed the portion of the Fund's assets allocated to T. Rowe Price since the Fund's inception in 2014. Mr. Sharps has been with T. Rowe Price for 18 years and has 20 years of investment industry experience.

KP SMALL CAP EQUITY FUND

ARISTOTLE CAPITAL BOSTON, LLC, 125 Summer Street, Suite 1220, Boston, MA 02110, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2015, Aristotle Boston had approximately $1.26 billion in assets under management.

PORTFOLIO MANAGERS:

     David Adams, CFA, Principal, Managing Director and Portfolio Manager, has managed the portion of the Fund's assets allocated to Aristotle Boston since 2015. Mr. Adams has been with Aristotle Boston since 2014 and has approximately 25 years of industry experience. Prior to joining Aristotle Boston, Mr. Adams was a Managing Director and Portfolio Manager with Eagle Boston Investment Management, LLC ("Eagle Boston") from 2006 to 2014.



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     John (Jack) McPherson, CFA, Principal, Managing Director and Portfolio
     Manager, has managed the portion of the Fund's assets allocated to Aristotle Boston since 2015. Mr. McPherson has been with Aristotle Boston since 2014 and has approximately 25 years of industry experience. Prior to joining Aristotle Boston, Mr. Adams was a Managing Director and Portfolio Manager with Eagle Boston from 2006 to 2014.

CASTLEARK MANAGEMENT, LLC, 1 North Wacker Drive, Suite 3950, Chicago, Illinois 60606, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2015, CastleArk had approximately $3.7 billion in assets under management.

PORTFOLIO MANAGERS:

     James Stark, Vice President and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to CastleArk since the Fund's inception in 2014. Mr. Stark has been with CastleArk for 8 years.

     Gregory Baxter, Vice President and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to CastleArk since the Fund's inception in 2014. Mr. Baxter has been with CastleArk for 8 years.

COLUMBUS CIRCLE INVESTORS, Metro Center, One Station Place, Stamford, Connecticut 06902, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2015, CCI had approximately $13.7 billion in assets under management.

PORTFOLIO MANAGERS:

     Clifford G. Fox, CFA, Senior Managing Director and Portfolio Manager, has managed the portion of the Fund's assets allocated to CCI since the Fund's inception in 2014. Mr. Fox has been with CCI for 24 years and has 34 years of investment industry experience.

     Michael Iacono, CFA, Managing Director and Portfolio Manager--Mid Cap, has managed the portion of the Fund's assets allocated to CCI since the Fund's inception in 2014. Mr. Iacono has been with CCI for 19 years and has 20 years of investment industry experience.

     Katerina Wasserman, Managing Director and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to CCI since the Fund's inception in 2014. Ms. Wasserman has been with CCI for 16 years and has 16 years of investment industry experience.

DEPRINCE RACE & ZOLLO, INC., 250 Park Avenue South, Suite 250, Winter Park, Florida 32789, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2015, DRZ had approximately $5.79 billion in assets under management.

PORTFOLIO MANAGERS:

     Gregory T. Ramsby, Managing Partner and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to DRZ since the Fund's inception in 2014. Mr. Ramsby has been with DRZ for 20 years.



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     Randy A. Renfrow, CFA, Partner and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to DRZ since the Fund's inception in 2014. Mr. Renfrow has been with DRZ for 8 years.

PENN CAPITAL MANAGEMENT COMPANY, INC., Navy Yard Corporate Center, 3 Crescent Drive, Suite 400, Philadelphia, PA 19112, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2015, PENN Capital had approximately $6.2 billion in assets under management.

PORTFOLIO MANAGERS:

     Richard A. Hocker, Founder, Chief Investment Officer and Chief Executive Officer, has managed the portion of the Fund's assets allocated to PENN Capital since 2015. Mr. Hocker founded PENN Capital in 1987 and has over 40 years of industry experience

     J. Paulo Silva, CFA, Managing Partner, Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to PENN Capital since 2015. Mr. Silva has been with PENN Capital for 13 years and has approximately 13 years of industry experience.

SSGA FUNDS MANAGEMENT, INC. ("SSGA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2015, SSGA FM had approximately $384.95 billion in assets under management.

PORTFOLIO MANAGERS:

     Dwayne Hancock, CFA, Vice President, Senior Portfolio Manager and Head of International Equity Strategies, has managed the portion of the Fund's assets allocated to SSGA FM since 2015. Within the Global Equity Beta Solutions ("GEBS") team, Mr. Hancock currently manages a varied mix of funds spanning both regions, US, developed and emerging and fund structures which include separate accounts, commingled funds, mutual funds and ETFs. Additionally, he has played a primary role in determining trading strategies for significant benchmark changes such as the annual Russell reconstitution. Prior to taking on this responsibility, Mr. Hancock was the ETF product specialist for the GEBS team. He is also a member of the SSGA Valuation Committee. Mr. Hancock joined SSGA in 1996 and became part of the GEBS portfolio management team in 1998. He has been working in the investment management field since 1994. Mr. Hancock holds an MBA from Boston College and a BS in Business Administration from Framingham State College. He also earned the Chartered Financial Analyst Designation and is a member of the Boston Security Analysts Society.

     John Tucker, CFA, Senior Managing Director and Co-Head of Passive Equity Strategies in North America, has managed the portion of the Fund's assets allocated to SSGA FM since 2015. Mr. Tucker is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds managed in North America. He is a member of the Senior Leadership Team. Previously, Mr. Tucker was head of the Structured Products group in SSGA's London office, where he was responsible for the management of all index strategies in SSGA's second largest investment center. Mr. Tucker received a BA from Trinity College and an MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute. In addition, Mr. Tucker is a member of The Russell Index



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     Client Advisory Board and The S&P U.S. Index Advisory Panel. He joined
     State Street in 1988.

     Michael Feehily, CFA, Senior Managing Director and Co-Head of Passive Equity Strategies in North America, has managed the portion of the Fund's assets allocated to SSGA FM since 2015. Mr. Feehily rejoined SSGA after spending four years in State Street Global Markets where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of SSGA's institutional clients. Prior to this, Mr. Feehily had been Head of the US Passive Equity Team within SSGA. Mr. Feehily is also a member of the Senior Leadership Team and sits on the firm's North America Product Committee and Trade Management Oversight Committee. He joined State Street in 1992. Mr. Feehily received a Bachelor of Science Degree from Babson College in Finance, Investments, and Economics. He received an MBA in Finance from Bentley College and also earned the Chartered Financial Analyst designation. Mr. Feehily is a member of the CFA Institute and the Boston Security Analysts Society. Mr. Feehily is also a former member of the Russell Index Client Advisory Board.

WALTHAUSEN & CO., LLC, 2691 Route 9, Suite 102, Malta, New York 12020, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2015, Walthausen had approximately $1.228 billion in assets under management.

PORTFOLIO MANAGER:

     John Walthausen, Managing Director and Chief Investment Officer, has managed the portion of the Fund's assets allocated to Walthausen since the Fund's inception in 2014. Mr. Walthausen has been with Walthausen for 8 years.

KP INTERNATIONAL EQUITY FUND

ACADIAN ASSET MANAGEMENT LLC, 260 Franklin Street, Boston, Massachusetts 02110, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2015, Acadian had approximately $66.8 billion in assets under management.

PORTFOLIO MANAGERS:

     John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014. Mr. Chisholm has been with Acadian for 29 years and has 31 years of investment industry experience.

     Brendan Bradley, Ph.D., Senior Vice President and Director, Portfolio Management, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014. Mr. Bradley has been with Acadian for 11 years and has 17 years of investment industry experience.

     Asha Mehta, CFA, Senior Vice President and Portfolio Manager, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014. Ms. Mehta has been with Acadian for 9 years and has 16 years of investment industry experience.



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     Harry Gakidis, Ph.D., Vice President and Portfolio Manager, has managed the portion of the Fund's assets allocated to Acadian since 2015. Mr. Gakidis joined Acadian in June 2014 after most recently working as a senior quantitative strategist at Loomis Sayles, where he founded the firm's quantitative Strategy Lab and co-managed a U.S. equity long/short strategy. Prior to his work at Loomis Sayles, he was a fixed income quantitative risk and relative value specialist at Putnam Investments. In this role, he built and managed a book of systematic alpha strategies in domestic investment-grade and high-yield credit.

MARATHON ASSET MANAGEMENT LLP, Orion House, 5 Upper Street Martin's Lane, London, United Kingdom, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2015, Marathon-London had approximately $52.94 billion in assets under management.

PORTFOLIO MANAGERS:

     Neil Ostrer, Co-Founder and Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014. Mr. Ostrer has been with Marathon-London for 29 years and has 34 years of investment industry experience.

     William Arah, Co-Founder and Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014. Mr. Arah has been with Marathon-London for 28 years and has 33 years of investment industry experience.

     Nick Longhurst, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014. Mr. Longhurst has been with Marathon-London for 12 years and has 21 years of investment industry experience.

     Michael Godfrey, CFA, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014. Mr. Godfrey joined Marathon-London in 2012. Prior to joining Marathon-London, Mr. Godfrey worked at M&G Investments since 2004, where he was responsible for co-managing the Asian and Emerging Market Funds. Mr. Godfrey has also worked at Shell Pensions Management Services and Westpac Investment Management.

     Charles Carter, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014. Mr. Carter has been with Marathon-London for 17 years and has 26 years of investment industry experience.

     Robert Anstey, CFA, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception. Mr. Anstey joined Marathon-London in 2014. Prior to joining Marathon, Mr. Anstey worked at Hermes since 2001, where he was Head of US Equity responsible for managing the Hermes US Small and Mid Cap Equity Strategy. Mr. Anstey has also worked at Brown Brothers Harriman & Company and Bear Stearns. Mr. Anstey has 21 years of investment industry experience.

     David Cull, CFA, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since March 2015. Mr. Cull joined Marathon-London in



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     2012 as an analyst supporting Michael Godfrey. Prior to joining
     Marathon-London, Mr. Godfrey worked at M&G Investments since 2006, where he was a Global Equity Analyst.

MFS INVESTMENT MANAGEMENT, 111 Huntington Avenue, Boston, Massachusetts 02199, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2015, MFS had approximately $413 billion in assets under management.

PORTFOLIO MANAGERS:

     Filipe M.G. Benzinho, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since May 2016. Mr. Benzinho has been with MFS for 7 years and has 7 years of investment industry experience.

     Marcus Smith, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since the Fund's inception in 2014. Mr. Smith has been with MFS for 21 years and has 25 years of investment industry experience. As of April 1, 2017, Mr. Smith will no longer be a portfolio manager of the Fund.

     Daniel Ling, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since the Fund's inception in 2014. Mr. Ling has been with MFS for 9 years and has 17 years of investment industry experience.

SSGA FUNDS MANAGEMENT, INC., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2015, SSGA FM had approximately $384.95 billion in assets under management.

PORTFOLIO MANAGERS:

     Dwayne Hancock, CFA, Vice President, Senior Portfolio Manager and Head of International Equity Strategies, has managed the portion of the Fund's assets allocated to SSGA FM since the Fund's inception in 2014. Within the Global Equity Beta Solutions ("GEBS") team, Mr. Hancock currently manages a varied mix of funds spanning both regions, US, developed and emerging and fund structures which include separate accounts, commingled funds, mutual funds and ETFs. Additionally, he has played a primary role in determining trading strategies for significant benchmark changes such as the annual Russell reconstitution. Prior to taking on this responsibility, Mr. Hancock was the ETF product specialist for the GEBS team. He is also a member of the SSGA Valuation Committee. Mr. Hancock joined SSGA in 1996 and became part of the GEBS portfolio management team in 1998. He has been working in the investment management field since 1994. Mr. Hancock holds an MBA from Boston College and a BS in Business Administration from Framingham State College. He also earned the Chartered Financial Analyst Designation and is a member of the Boston Security Analysts Society.

     John Tucker, CFA, Senior Managing Director and Co-Head of Passive Equity Strategies in North America, has managed the portion of the Fund's assets allocated to SSGA FM since 2015. Mr. Tucker is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds managed in North America. He is a member of the Senior Leadership Team. Previously, Mr. Tucker was head of the Structured Products group in SSGA's London office, where he was responsible for the management of all index strategies in SSGA's second largest investment center. Mr. Tucker received a BA



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     from Trinity College and an MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute. In addition, Mr. Tucker is a member of The Russell Index Client Advisory Board and The S&P U.S. Index Advisory Panel. He joined State Street in 1988.

     Michael Feehily, CFA, Senior Managing Director and Co-Head of Passive Equity Strategies in North America, has managed the portion of the Fund's assets allocated to SSGA FM since 2015. Mr. Feehily rejoined SSGA after spending four years in State Street Global Markets where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of SSGA's institutional clients. Prior to this, Mr. Feehily had been Head of the US Passive Equity Team within SSGA. Mr. Feehily is also a member of the Senior Leadership Team and sits on the firm's North America Product Committee and Trade Management Oversight Committee. He joined State Street in 1992. Mr. Feehily received a Bachelor of Science Degree from Babson College in Finance, Investments, and Economics. He received an MBA in Finance from Bentley College and also earned the Chartered Financial Analyst designation. Mr. Feehily is a member of the CFA Institute and the Boston Security Analysts Society. Mr. Feehily is also a former member of the Russell Index Client Advisory Board.

KP FIXED INCOME FUND

CREDIT SUISSE ASSET MANAGEMENT, LLC, One Madison Avenue, New York, NY 10010, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of December 31, 2015, Credit Suisse had approximately $324.7 billion in assets under management. The Credit Suisse Credit Investments Group ("CIG") is responsible for the day-to-day portfolio management of the Fixed Income Fund's assets allocated to Credit Suisse.

PORTFOLIO MANAGERS:

     John G. Popp, Managing Director and Group Head and Chief Investment Officer of CIG, has primary responsibility for making investment decisions and monitoring processes for CIG's global investment strategies. Mr. Popp is also a member of the CIG Credit Committee. Mr. Popp also serves as the Chief Executive Officer and President of the Credit Suisse's proprietary mutual fund family, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund and Director, Chief Executive Officer and President of Credit Suisse Parkview BDC, Inc. Previous to Credit Suisse, Mr. Popp was a Founding Partner and Head of Asset Management for First Dominion Capital, LLC. From 1992 through 1997, Mr. Popp was a Managing Director of Indosuez Capital and also served as President of Indosuez Capital Asset Advisors, Inc., and President of 1211 Investors, Inc. In 1989, Mr. Popp joined the Corporate Finance Department of Kidder Peabody & Co., Inc. as Senior Vice President, previously serving as Vice President in the Mergers and Acquisitions department of Drexel Burnham Lambert. Mr. Popp is a member of the Brookings Institute's Foreign Policy Leadership Committee and a member of the Juilliard School Council. Mr. Popp graduated with a Bachelor of Arts degree in History from Pomona College and an M.B.A. in Finance and Marketing from the Wharton Graduate Division of the University of Pennsylvania.



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     Thomas J. Flannery, Managing Director, is a Portfolio Manager for CIG, with responsibility for trading, directing investment decisions, and originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Mr. Flannery joined Credit Suisse in November 2000 through the merger with DLJ. Previous to CIG, Mr. Flannery served as an Associate at First Dominion Capital, LLC, which he joined in 1998. Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc., where he served as an Analyst in the Financial Restructuring Group, working on a variety of debtor and creditor representation assignments. Mr. Flannery graduated with a Bachelor of Science degree in Finance from Georgetown University.

     Louis I. Farano, Managing Director, is a Portfolio Manager for CIG with responsibility for senior loans. Prior to joining CIG in 2006, Mr. Farano served as a Vice President in the High Yield department at SG America Securities Inc. Mr. Farano holds a B.B.A. in Accounting from James Madison University and an M.B.A. in Finance from UCLA's Anderson School.

     Wing Chan, Managing Director, is a Portfolio Manager of CIG with primary responsibility for high yield bonds. Prior to joining Credit Suisse in 2005, Ms. Chan served as an Associate Portfolio Manager in Invesco's High Yield group. Previously, Ms. Chan worked at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products. Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology. Ms. Chan is a CFA Charterholder and holds a Series 3 license.

LOOMIS, SAYLES & COMPANY, L.P., One Financial Center, Boston, Massachusetts 02111-2621, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of December 31, 2015, Loomis Sayles had approximately $229.1 billion in assets under management.

PORTFOLIO MANAGERS:

     Lynne Royer, vice president of Loomis Sayles and co-head of the disciplined alpha team, has managed the portion of the Fund's assets allocated to Loomis Sayles since the Fund's inception in 2014. She is also co-manager of the Loomis Sayles Core Disciplined Alpha strategy. She began her investment industry career in 1985 and joined Loomis Sayles in 2010 from Wells Capital Management, where she was senior portfolio manager and co-head of the Montgomery Core fixed income investment team. Previously, Ms. Royer was a lending officer with Morgan Guaranty Trust Company (J.P. Morgan). Earlier, she was a financial analyst in the equity research department at Barclays de Zoete Wedd, and an analyst in the corporate finance department at Drexel Burnham Lambert. Ms.Royer is a Phi Beta Kappa graduate of Gettysburg College and earned an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles.

     William Stevens, vice president of Loomis Sayles and co-head of the disciplined alpha team, has managed the portion of the Fund's assets allocated to Loomis Sayles since the Fund's inception in 2014. He is also co-manager of the Loomis Sayles Core Disciplined Alpha strategy. Mr. Stevens began his investment industry career in 1980 and joined Loomis Sayles in 2009 from Wells Capital Management, where he was senior portfolio manager and co-head of the Montgomery fixed income team. He also served as chief fixed income officer. Previously, Mr. Stevens was president and chief investment officer



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     of Montgomery Asset Management with oversight responsibilities for all investment-related activities, and was co-head and founder of the fixed income division. Earlier, he launched the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities, and headed the structured product department at Drexel Burnham Lambert, where he oversaw trading, structuring and research. Mr. Stevens is a Phi Beta Kappa graduate of Wesleyan University and earned an MBA from the Harvard Business School.

PAYDEN & RYGEL, 333 S. Grand Avenue, 32nd Floor, Los Angeles, California 90071, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of December 31, 2015, Payden & Rygel had approximately $95.3 billion in assets under management.

PORTFOLIO MANAGERS:

     Kristin Ceva, Ph.D., CFA, Managing Principal, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014. Dr. Ceva has been with Payden & Rygel for 18 years.

     Arthur Hovsepian, CFA, Principal, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014. Mr. Hovsepian has been with Payden & Rygel for 12 years.

     Vladimir Milev, CFA, Senior Vice President and Strategist, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014. Mr. Milev has been with Payden & Rygel for 13 years.

     Darren Capeloto, Senior Vice President and Strategist, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014. Mr. Capeloto has been with Payden & Rygel for 15 years.

     Asha B. Joshi, CFA, Managing Principal and Senior Client Portfolio Manager, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014. Ms. Joshi has been with Payden & Rygel for 22 years.

SSGA FUNDS MANAGEMENT, INC., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of December 31, 2015, SSGA FM had approximately $384.95 billion in assets under management.

PORTFOLIO MANAGERS:

     Mahesh Jayakumar, CFA, FRM, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSGA FM since the Fund's inception in 2014. Mr. Jayakumar is a Portfolio Manager in SSGA FM's Fixed Income, Cash and Currency Team in Global Fixed Income. He is responsible for managing several bond portfolios spanning diverse areas such as Green Bonds, U.S. Agencies, U.S. Gov/Credit, U.S. Aggregate and client directed mandates. He joined SSGA FM in 2009. Mr. Jayakumar holds an MBA from the MIT Sloan School of Management, MS in Computer Science from Boston University and BS in Information Systems from Purdue University. He is a member of the CFA Institute, Boston Security Analysts Society and Global Association of Risk Professionals.



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

     Cynthia Moy, Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to SSGA FM since the Fund's inception in 2014. Ms. Moy is a Portfolio Manager in SSGA FM's Fixed Income, Cash and Currency Team. Ms. Moy primarily manages government bond strategies. She is also an analyst in the Government Solutions team, where she is responsible for credit surveillance of housing finance agency bonds. Ms. Moy's prior roles at SSGA FM include work as an analyst in the Stable Value team, the Global Structured Products group, as well as the mutual funds division. She joined SSGA in 2007. Ms. Moy holds a BA in Quantitative Economics from Tufts University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership, if any, of securities in the Funds.

PRICING OF FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The price per share will be the net asset value ("NAV") next determined after a Fund or authorized institution receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, a Fund (or an authorized institution) must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of a Fund may change on days when you are unable to purchase or redeem shares.

In calculating NAV, each Fund generally uses market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Adviser reasonably believes that they are unreliable, a Fund's valuation committee (the "Valuation Committee") will price those securities at fair value as determined in good faith using methods approved by the Board. Examples of situations where the Adviser may determine that the market price of a security is unreliable include, but are not limited to: if a security or other asset or liability does not have a price source due to its lack of liquidity, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable, or where the security or other asset or other liability is thinly traded. The Valuation Committee's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Valuation Committee assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Valuation Committee would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the



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exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Valuation Committee may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Valuation Committee may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds may use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value.

Securities, futures contracts and other assets (including swap agreements) for which market quotations are not readily available or reasonably believed to be unreliable will be valued at their fair value by the Valuation Committee as determined in good faith using methods approved by the Board.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE AND REDEEM FUND SHARES

Shares of each Fund are offered exclusively to participants in retirement plans specified by Kaiser Foundation Health Plan, Inc. ("Eligible Plans"). Any individual with an account under an Eligible Plan may purchase shares of each Fund.

Purchases and redemptions of Fund shares are made through the administrative and recordkeeping service provider of an Eligible Plan (a "Recordkeeper"). All purchase and redemption of Fund shares shall be facilitated through a clearing corporation process unless otherwise specified in this prospectus. Please contact your Eligible Plan's Recordkeeper for instructions on how to purchase and redeem Fund shares. A Recordkeeper may receive payments from an Eligible Plan or its sponsor for recordkeeping and administrative services provided to the Eligible Plan and its participants.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Funds may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.

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The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others.
In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund's shares.

Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than four (4) "round trips" into or out of a Fund within any one-year period. If a shareholder exceeds this amount, a Fund and/or its service providers may, at their discretion, reject any additional purchase orders. Each Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o Each Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund. Each Fund will notify a shareholder that a purchase order has been rejected generally within two (2) business days after it receives such order.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Each Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

A Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable a Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities and has appointed an anti-money laundering officer to monitor the Fund's compliance with the program. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

UNCLAIMED PROPERTY

Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling 855-457-3637 (855-4KPFNDS).

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid in cash. To elect to receive your distribution in cash, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions made available by the Funds in cash after the Funds receive your notice. To cancel your election, simply send written notice to the Funds. Distributions from the Funds will be taxable to shareholders whether received in cash or reinvested in additional shares. Shareholders who reinvest distributions in the Funds will be required to pay taxes on such distributions from other resources.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals, you should consult your tax advisor.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Institutional Shares of the KP Large Cap Equity Fund, KP Small Cap Equity Fund, KP International Equity Fund and KP Fixed Income Fund. This information is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Funds. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the 2015 Annual Report of the Funds, which is available upon request by calling the Funds at 1-855-457-3637.

FOR THE YEAR OR PERIOD ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

------------------------------------------------------------------------------------------------------------------------------------
                                          Net Realized
          Net                             and                                                      Distributions
          Asset Value,                    Unrealized                            Distributions      from
          Beginning        Net            Gain/              Total              from               Net Realized
          of Year          Investment     (Loss) on          from               Investment         Capital             Return of
          or Period        Income+        Investments        Operations         Income             Gains               Capital
------------------------------------------------------------------------------------------------------------------------------------
KP LARGE CAP EQUITY FUND* - INSTITUTIONAL SHARES
2015      $10.82            $0.15          $0.17             $0.32               $(0.15)            $(0.43)            $   --
2014@     $10.00            $0.16          $0.96             $1.12               $(0.15)            $(0.15)            $   --
------------------------------------------------------------------------------------------------------------------------------------
KP SMALL CAP EQUITY FUND* - INSTITUTIONAL SHARES
2015      $10.32            $0.07          $(0.55)           $(0.48)             $(0.07)            $(0.22)            $   --(1)
2014@     $10.00            $0.09          $ 0.32            $ 0.41              $(0.09)            $   --             $   --
------------------------------------------------------------------------------------------------------------------------------------
KP INTERNATIONAL EQUITY FUND* - INSTITUTIONAL SHARES
2015      $ 9.30            $0.20          $(0.46)           $(0.26)             $(0.19)            $   --             $(0.01)
2014@     $10.00            $0.26          $(0.64)           $(0.38)             $(0.22)            $(0.08)            $(0.02)
------------------------------------------------------------------------------------------------------------------------------------
KP FIXED INCOME FUND* - INSTITUTIONAL SHARES
2015      $10.00            $0.21          $(0.16)           $ 0.05              $(0.21)            $(0.05)            $   --(1)
2014@     $10.00            $0.20          $ 0.07            $ 0.27              $(0.18)            $(0.09)            $   --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Ratio of Net
                          Net                                                   Ratio of           Investment
                          Asset Value,                     Net Assets           Expenses           Income to
     Total                End of Year      Total           End of Year or       to Average         Average           Portflio
     Distributions        or Period        Return(++)      Period (000)         Net Assets++       Net Assets        Turnover(++)
------------------------------------------------------------------------------------------------------------------------------------
KP LARGE CAP EQUITY FUND* - INSTITUTIONAL SHARES
       $(0.58)           $10.56             2.91%          $1,239,696            0.35%              1.38%              126%
       $(0.30)           $10.82            11.21%          $1,142,880            0.35%              1.62%              126%
------------------------------------------------------------------------------------------------------------------------------------
KP SMALL CAP EQUITY FUND* - INSTITUTIONAL SHARES
       $(0.29)           $ 9.55            (4.73)%         $  780,852            0.55%              0.68%              154%
       $(0.09)           $10.32             4.06%          $  448,240            0.59%              0.97%              212%
------------------------------------------------------------------------------------------------------------------------------------
KP INTERNATIONAL EQUITY FUND* - INSTITUTIONAL SHARES
       $(0.20)           $ 8.84            (2.79)%         $1,026,913            0.50%              2.13%               21%
       $(0.32)           $ 9.30            (3.83)%         $  940,105            0.54%              2.61%              115%
------------------------------------------------------------------------------------------------------------------------------------
KP FIXED INCOME FUND* - INSTITUTIONAL SHARES
       $(0.26)           $ 9.79            0.57%          $  920,322             0.34%              2.10%              533%
       $(0.27)           $10.00            2.68%          $  825,908             0.36%              1.99%              496%
------------------------------------------------------------------------------------------------------------------------------------


*    COMMENCED OPERATIONS ON JANUARY 10, 2014.
@ FOR THE PERIOD ENDED DECEMBER 31, 2014. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
+    PER SHARE CALCULATIONS WERE PERFORMED USING THE AVERAGE SHARES METHOD.
(++) TOTAL RETURN AND PORTFOLIO TURNOVER ARE FOR THE PERIOD INDICATED AND HAVE
     NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY OF FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
++   RATIO DOES NOT INCLUDE THE EXPENSES OF THE UNDERLYING FUNDS, AS
     APPLICABLE.
(1)  AMOUNT LESS THAN $0.01 PER SHARE.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

                                  THE KP FUNDS

INVESTMENT ADVISER

Callan Associates Inc.
600 Montgomery Street, Suite 800
San Francisco, CA 94111

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 1, 2016, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Funds' holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 855-457-3637 (855-4KPFNDS)

BY MAIL:      The KP Funds
              c/o SEI Investments
              One Freedom Valley Drive
              Oaks, PA 19546

BY INTERNET:  www.kp-funds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The KP Funds, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE TRUST'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-22838

                                                                 KPF-PS-002-0400

                                  THE KP FUNDS

                                   PROSPECTUS

                                  MAY 1, 2016


     KP RETIREMENT PATH 2015 FUND           KP RETIREMENT PATH 2040 FUND
         TICKER SYMBOL: KPRAX                   TICKER SYMBOL: KPRFX

     KP RETIREMENT PATH 2020 FUND           KP RETIREMENT PATH 2045 FUND
         TICKER SYMBOL: KPRBX                   TICKER SYMBOL: KPRGX

     KP RETIREMENT PATH 2025 FUND           KP RETIREMENT PATH 2050 FUND
         TICKER SYMBOL: KPRCX                   TICKER SYMBOL: KPRHX

     KP RETIREMENT PATH 2030 FUND           KP RETIREMENT PATH 2055 FUND
         TICKER SYMBOL: KPRDX                   TICKER SYMBOL: KPRIX

     KP RETIREMENT PATH 2035 FUND           KP RETIREMENT PATH 2060 FUND
         TICKER SYMBOL: KPREX                   TICKER SYMBOL: KPRJX


                              INSTITUTIONAL SHARES

                              INVESTMENT ADVISER:
                             CALLAN ASSOCIATES INC.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN
EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:
                                                                            PAGE

 KP RETIREMENT PATH 2015 FUND ..............................................   1
     INVESTMENT OBJECTIVE ..................................................   1
     FUND FEES AND EXPENSES ................................................   1
     PRINCIPAL INVESTMENT STRATEGIES .......................................   2
     PRINCIPAL RISKS .......................................................   3
     PERFORMANCE INFORMATION ...............................................   8
     INVESTMENT ADVISER ....................................................   9
     PORTFOLIO MANAGERS ....................................................   9
 KP RETIREMENT PATH 2020 FUND ..............................................  10
     INVESTMENT OBJECTIVE ..................................................  10
     FUND FEES AND EXPENSES ................................................  10
     PRINCIPAL INVESTMENT STRATEGIES .......................................  11
     PRINCIPAL RISKS .......................................................  12
     PERFORMANCE INFORMATION ...............................................  17
     INVESTMENT ADVISER ....................................................  18
     PORTFOLIO MANAGERS ....................................................  18
KP RETIREMENT PATH 2025 FUND ...............................................  19
     INVESTMENT OBJECTIVE ..................................................  19
     FUND FEES AND EXPENSES ................................................  19
     PRINCIPAL INVESTMENT STRATEGIES .......................................  20
     PRINCIPAL RISKS .......................................................  21
     PERFORMANCE INFORMATION ...............................................  26
     INVESTMENT ADVISER ....................................................  27
     PORTFOLIO MANAGERS ....................................................  27
KP RETIREMENT PATH 2030 FUND ...............................................  28
     INVESTMENT OBJECTIVE ..................................................  28
     FUND FEES AND EXPENSES ................................................  28
     PRINCIPAL INVESTMENT STRATEGIES .......................................  29
     PRINCIPAL RISKS .......................................................  30
     PERFORMANCE INFORMATION ...............................................  35
     INVESTMENT ADVISER ....................................................  36
     PORTFOLIO MANAGERS ....................................................  36
KP RETIREMENT PATH 2035 FUND ...............................................  37
     INVESTMENT OBJECTIVE ..................................................  37
     FUND FEES AND EXPENSES ................................................  37
     PRINCIPAL INVESTMENT STRATEGIES .......................................  38
     PRINCIPAL RISKS .......................................................  39
     PERFORMANCE INFORMATION ...............................................  44
     INVESTMENT ADVISER ....................................................  45
     PORTFOLIO MANAGERS ....................................................  45

KP RETIREMENT PATH 2040 FUND ...............................................  46
     INVESTMENT OBJECTIVE ..................................................  46
     FUND FEES AND EXPENSES ................................................  46
     PRINCIPAL INVESTMENT STRATEGIES .......................................  47
     PRINCIPAL RISKS .......................................................  48
     PERFORMANCE INFORMATION ...............................................  53
     INVESTMENT ADVISER ....................................................  54
     PORTFOLIO MANAGERS ....................................................  54
KP RETIREMENT PATH 2045 FUND ...............................................  55
     INVESTMENT OBJECTIVE ..................................................  55
     FUND FEES AND EXPENSES ................................................  55
     PRINCIPAL INVESTMENT STRATEGIES .......................................  56
     PRINCIPAL RISKS .......................................................  57
     PERFORMANCE INFORMATION ...............................................  62
     INVESTMENT ADVISER ....................................................  63
     PORTFOLIO MANAGERS ....................................................  63
KP RETIREMENT PATH 2050 FUND ...............................................  64
     INVESTMENT OBJECTIVE ..................................................  64
     FUND FEES AND EXPENSES ................................................  64
     PRINCIPAL INVESTMENT STRATEGIES .......................................  65
     PRINCIPAL RISKS .......................................................  66
     PERFORMANCE INFORMATION ...............................................  71
     INVESTMENT ADVISER ....................................................  72
     PORTFOLIO MANAGERS ....................................................  72
KP RETIREMENT PATH 2055 FUND ...............................................  73
     INVESTMENT OBJECTIVE ..................................................  73
     FUND FEES AND EXPENSES ................................................  73
     PRINCIPAL INVESTMENT STRATEGIES .......................................  74
     PRINCIPAL RISKS .......................................................  75
     PERFORMANCE INFORMATION ...............................................  80
     INVESTMENT ADVISER ....................................................  81
     PORTFOLIO MANAGERS ....................................................  81
KP RETIREMENT PATH 2060 FUND ...............................................  82
     INVESTMENT OBJECTIVE ..................................................  82
     FUND FEES AND EXPENSES ................................................  82
     PRINCIPAL INVESTMENT STRATEGIES .......................................  83
     PRINCIPAL RISKS .......................................................  84
     PERFORMANCE INFORMATION ...............................................  89
     INVESTMENT ADVISER ....................................................  90
     PORTFOLIO MANAGERS ....................................................  90
 SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF
          FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY
          COMPENSATION .....................................................  91
 MORE INFORMATION ABOUT THE FUNDS ..........................................  92
 MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES,
          PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS ..............  92

THE FUNDS' INVESTMENTS IN UNDERLYING FUNDS .................................  96
INFORMATION ABOUT PORTFOLIO HOLDINGS ....................................... 131
INVESTMENT ADVISER AND PORTFOLIO MANAGERS .................................. 132
PRICING OF FUND SHARES ..................................................... 132
PURCHASING AND SELLING FUND SHARES ......................................... 133
PAYMENTS TO FINANCIAL INTERMEDIARIES ....................................... 134
OTHER POLICIES ............................................................. 135
DIVIDENDS AND DISTRIBUTIONS ................................................ 137
TAXES ...................................................................... 137
FINANCIAL HIGHLIGHTS ....................................................... 139
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ....................... BACK COVER

KP RETIREMENT PATH 2015 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2015 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load)                               None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed,
if applicable)                                                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees(1)                                               0.02%
Distribution and Service (12b-1) Fees                            None
Other Expenses                                                   0.06%
Acquired Fund Fees and Expenses (AFFE)                           0.28%
Total Annual Fund Operating Expenses(2)                          0.36%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fee shown is the total Management Fee actually paid by the Fund to the Adviser during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                 $37        $116         $202          $456

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2015) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2015), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

EQUITY
Large Cap Equity         37.00%    37.00%    37.00%    37.00%    35.00%    32.00%    28.00%    24.00%    20.00%    17.00%    17.00%
Small Cap Equity         15.00%    15.00%    15.00%    15.00%    15.00%    14.00%    12.00%     9.00%     6.00%     3.00%     2.00%
International Equity     35.00%    35.00%    35.00%    35.00%    33.00%    30.00%    26.00%    18.00%    11.00%     6.00%     5.00%

REAL ASSETS
Real Assets               5.00%     5.00%     5.00%     5.00%     6.00%     8.00%    10.00%    10.00%    10.00%    10.00%    10.00%
Inflation Protection      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.00%     6.00%    10.00%    13.00%    13.00%

FIXED INCOME
Fixed Income              8.00%     8.00%     8.00%     8.00%    11.00%    15.00%    19.00%    25.00%    31.00%    35.00%    36.00%
Short-Term Fixed Income   0.00%     0.00%     0.00%     0.00%     0.00%     1.00%     3.00%     8.00%    12.00%    16.00%    17.00%
------------------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45        40        35        30        25        20        15        10        5         0         -5


The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depositary receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the FUND are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.

     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- An Underlying Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PORTFOLIO TURNOVER RISK -- Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- An Underlying Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2015 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund's website at www.kp-funds.com.

                        2015                 0.14%

                   BEST QUARTER          WORST QUARTER
                      1.99%                  (2.33)%
                   (03/31/2015)           (09/30/2015)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2015 Index, and another index, Custom Retirement 2015 Fund Benchmark, developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2015 Fund Benchmark is updated quarterly. As of December 31, 2015, the components of the Custom Retirement 2015 Fund Benchmark were as follows: Russell 1000 Index (17%), Russell 2000 Index (3%), MSCI ACWI ex US Net Dividend Index (6%), Barclays Aggregate Bond Index (35%), FTSE EPRA/NAREIT Developed ex US Index (1%), MSCI US REIT Index (2%), S&P Global Infrastructure Index (1%), S&P Global Natural Resources Index (1%), Bloomberg Commodity Index (1%), S&P/LSTA Leveraged Loan Index (1%), Barclays US TIPS Index (3%), Barclays US TIPS 0-5 Year Index (13%) and 3-Month US Treasury Bills (16%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                       SINCE
                                                                     INCEPTION
KP RETIREMENT PATH 2015 FUND                             1 YEAR     (01/10/2014)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                                 0.14%        1.99%
Fund Returns After Taxes on Distributions                (1.07)%       0.69%
Fund Returns After Taxes on Distributions and
   Sale of Fund Shares                                    0.27%        0.99%
S&P 500 Index (reflects no deduction for fees,
   expenses, or taxes)                                    1.38%        7.62%

                                                                      SINCE
                                                                     INCEPTION
KP RETIREMENT PATH 2015 FUND                              1 YEAR    (01/10/2014)
--------------------------------------------------------------------------------
S&P Target Date 2015 Index (reflects no deduction
   for fees, expenses, or taxes)                          (0.16)%      2.56%
Custom Retirement 2015 Fund Benchmark (reflects no
   deduction for fees, expenses, or taxes)                 0.79%       2.04%

INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 91 OF THE PROSPECTUS.

KP RETIREMENT PATH 2020 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2020 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                 None
Maximum Deferred Sales Charge (Load)                                None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed,
if applicable)                                                      None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees(1)                                               0.02%
Distribution and Service (12b-1) Fees                            None
Other Expenses                                                   0.05%
Acquired Fund Fees and Expenses (AFFE)                           0.31%
Total Annual Fund Operating Expenses(2)                          0.38%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fee shown is the total Management Fee actually paid by the Fund to the Adviser during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
                     $39        $122         $213          $480

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2020) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2020), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

EQUITY
Large Cap Equity         37.00%    37.00%    37.00%    37.00%    35.00%    32.00%    28.00%    24.00%    20.00%    17.00%    17.00%
Small Cap Equity         15.00%    15.00%    15.00%    15.00%    15.00%    14.00%    12.00%     9.00%     6.00%     3.00%     2.00%
International Equity     35.00%    35.00%    35.00%    35.00%    33.00%    30.00%    26.00%    18.00%    11.00%     6.00%     5.00%

REAL ASSETS
Real Assets               5.00%     5.00%     5.00%     5.00%     6.00%     8.00%    10.00%    10.00%    10.00%    10.00%    10.00%
Inflation Protection      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.00%     6.00%    10.00%    13.00%    13.00%

FIXED INCOME
Fixed Income              8.00%     8.00%     8.00%     8.00%    11.00%    15.00%    19.00%    25.00%    31.00%    35.00%    36.00%
Short-Term Fixed Income   0.00%     0.00%     0.00%     0.00%     0.00%     1.00%     3.00%     8.00%    12.00%    16.00%    17.00%
------------------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45        40        35        30        25        20        15        10        5         0         -5



The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depositary receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the FUND are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.

     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- An Underlying Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PORTFOLIO TURNOVER RISK -- Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- An Underlying Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2020 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund's website at www.kp-funds.com.

                       2015                (0.10)%

                  BEST QUARTER          WORST QUARTER
                      2.27%                (3.36)%
                   (03/31/2015)         (09/30/2015)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2020 Index, and another index, Custom Retirement 2020 Fund Benchmark, developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2020 Fund Benchmark is updated quarterly. As of December 31, 2015, the components of the Custom Retirement 2020 Fund Benchmark were as follows: Russell 1000 Index (20%), Russell 2000 Index (6%), MSCI ACWI ex US Net Dividend Index (11%), Barclays Aggregate Bond Index (31%), FTSE EPRA/NAREIT Developed ex US Index (1%), MSCI US REIT Index (2%), S&P Global Infrastructure Index (1%), S&P Global Natural Resources Index (1%), Bloomberg Commodity Index (1%), S&P/LSTA Leveraged Loan Index (1%), Barclays US TIPS Index (3%), Barclays US TIPS 0-5 Year Index (10%) and 3-Month US Treasury Bills (12%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                       SINCE
                                                                     INCEPTION
KP RETIREMENT PATH 2020 FUND                             1 YEAR     (01/10/2014)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                                (0.10)%       1.94%
Fund Returns After Taxes on Distributions                (1.19)%       0.75%
Fund Returns After Taxes on Distributions and
   Sale of Fund Shares                                    0.06%        0.98%

                                                                       SINCE
                                                                      INCEPTION
 KP RETIREMENT PATH 2020 FUND                             1 YEAR    (01/10/2014)
--------------------------------------------------------------------------------
 S&P 500 Index (reflects no deduction for fees,
 expenses, or taxes)                                       1.38%       7.62%
 S&P Target Date 2020 Index (reflects no deduction
 for fees, expenses, or taxes)                            (0.19)%      2.68%
 Custom Retirement 2020 Fund Benchmark (reflects no
 deduction for fees, expenses, or taxes)                  (1.13)%      1.94%

INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 91 OF THE PROSPECTUS.

KP RETIREMENT PATH 2025 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2025 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that become increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load)                               None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed,
if applicable)                                                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees(1)                                                0.01%
Distribution and Service (12b-1) Fees                             None
Other Expenses                                                    0.06%
Acquired Fund Fees and Expenses (AFFE)                            0.35%
Total Annual Fund Operating Expenses(2)                           0.42%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fee shown is the total Management Fee actually paid by the Fund to the Adviser during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
                     $43        $135         $235          $530

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2025) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2025), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

EQUITY
Large Cap Equity         37.00%    37.00%    37.00%    37.00%    35.00%    32.00%    28.00%    24.00%    20.00%    17.00%    17.00%
Small Cap Equity         15.00%    15.00%    15.00%    15.00%    15.00%    14.00%    12.00%     9.00%     6.00%     3.00%     2.00%
International Equity     35.00%    35.00%    35.00%    35.00%    33.00%    30.00%    26.00%    18.00%    11.00%     6.00%     5.00%

REAL ASSETS
Real Assets               5.00%     5.00%     5.00%     5.00%     6.00%     8.00%    10.00%    10.00%    10.00%    10.00%    10.00%
Inflation Protection      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.00%     6.00%    10.00%    13.00%    13.00%

FIXED INCOME
Fixed Income              8.00%     8.00%     8.00%     8.00%    11.00%    15.00%    19.00%    25.00%    31.00%    35.00%    36.00%
Short-Term Fixed Income   0.00%     0.00%     0.00%     0.00%     0.00%     1.00%     3.00%     8.00%    12.00%    16.00%    17.00%
------------------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45        40        35        30        25        20        15        10        5         0         -5


The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depositary receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the FUND are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.

     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- An Underlying Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PORTFOLIO TURNOVER RISK -- Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- An Underlying Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2025 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund's website at www.kp-funds.com.

                        2015                (0.35)%

                   BEST QUARTER          WORST QUARTER
                      2.57%                 (4.78)%
                   (03/31/2015)          (09/30/2015)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2025 Index, and another index, Custom Retirement 2025 Fund Benchmark, developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2025 Fund Benchmark is updated quarterly. As of December 31, 2015, the components of the Custom Retirement 2025 Fund Benchmark were as follows: Russell 1000 Index (24%), Russell 2000 Index (9%), MSCI ACWI ex US Net Dividend Index (18%), Barclays Aggregate Bond Index (25%), FTSE EPRA/NAREIT Developed ex US Index (1%), MSCI US REIT Index (2%), S&P Global Infrastructure Index (1%), S&P Global Natural Resources Index (1%), Bloomberg Commodity Index (1%), S&P/LSTA Leveraged Loan Index (1%), Barclays US TIPS Index (3%), Barclays US TIPS 0-5 Year Index (6%) and 3-Month US Treasury Bills (8%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                       SINCE
                                                                     INCEPTION
KP RETIREMENT PATH 2025 FUND                            1 YEAR      (01/10/2014)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                              (0.35)%        1.79%
Fund Returns After Taxes on Distributions              (1.41)%        0.63%
Fund Returns After Taxes on Distributions and
   Sale of Fund Shares                                 (0.11)%        0.87%

                                                                       SINCE
                                                                     INCEPTION
 KP RETIREMENT PATH 2025 FUND                          1 YEAR       (01/10/2014)
--------------------------------------------------------------------------------
 S&P 500 Index (reflects no deduction for fees,
 expenses, or taxes)                                   1.38%          7.62%
 S&P Target Date 2025 Index (reflects no
 deduction for fees, expenses, or taxes)              (0.25)%         2.65%
 Custom Retirement 2025 Fund Benchmark
 (reflects no deduction for fees, expenses,
 or taxes)                                            (1.58)%         1.74%

INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 91 OF THE PROSPECTUS.

KP RETIREMENT PATH 2030 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2030 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load)                               None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed,
if applicable)                                                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                           INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees(1)                                                0.01%
Distribution and Service (12b-1) Fees                             None
Other Expenses                                                    0.06%
Acquired Fund Fees and Expenses (AFFE)                            0.40%
Total Annual Fund Operating Expenses(2)                           0.47%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fee shown is the total Management Fee actually paid by the Fund to the Adviser during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
                    $48        $151         $263          $591

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2030) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2030), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

EQUITY
Large Cap Equity         37.00%    37.00%    37.00%    37.00%    35.00%    32.00%    28.00%    24.00%    20.00%    17.00%    17.00%
Small Cap Equity         15.00%    15.00%    15.00%    15.00%    15.00%    14.00%    12.00%     9.00%     6.00%     3.00%     2.00%
International Equity     35.00%    35.00%    35.00%    35.00%    33.00%    30.00%    26.00%    18.00%    11.00%     6.00%     5.00%

REAL ASSETS
Real Assets               5.00%     5.00%     5.00%     5.00%     6.00%     8.00%    10.00%    10.00%    10.00%    10.00%    10.00%
Inflation Protection      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.00%     6.00%    10.00%    13.00%    13.00%

FIXED INCOME
Fixed Income              8.00%     8.00%     8.00%     8.00%    11.00%    15.00%    19.00%    25.00%    31.00%    35.00%    36.00%
Short-Term Fixed Income   0.00%     0.00%     0.00%     0.00%     0.00%     1.00%     3.00%     8.00%    12.00%    16.00%    17.00%
------------------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45        40        35        30        25        20        15        10        5         0         -5



The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depositary receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the FUND are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.

     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- An Underlying Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PORTFOLIO TURNOVER RISK -- Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- An Underlying Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2030 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund's website at www.kp-funds.com.

                       2015                  (0.52)%

                   BEST QUARTER           WORST QUARTER
                      2.99%                  (6.29)%
                   (12/31/2015)           (09/30/2015)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2030 Index, and another index, Custom Retirement 2030 Fund Benchmark, developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2030 Fund Benchmark is updated quarterly. As of December 31, 2015, the components of the Custom Retirement 2030 Fund Benchmark were as follows: Russell 1000 Index (28%), Russell 2000 Index (12%), MSCI ACWI ex US Net Dividend Index (26%), Barclays Aggregate Bond Index (19%), FTSE EPRA/NAREIT Developed ex US Index (1%), MSCI US REIT Index (2%), S&P Global Infrastructure Index (1%), S&P Global Natural Resources Index (1%), Bloomberg Commodity Index (1%), S&P/LSTA Leveraged Loan Index (1%), Barclays US TIPS Index (3%), Barclays US TIPS 0-5 Year Index (2%) and 3-Month US Treasury Bills (3%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                        SINCE
                                                                      INCEPTION
KP RETIREMENT PATH 2030 FUND                           1 YEAR       (01/10/2014)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                              (0.52)%         1.63%
Fund Returns After Taxes on Distributions              (1.64)%         0.43%
Fund Returns After Taxes on Distributions and
   Sale of Fund Shares                                 (0.21)%         0.73%

                                                                       SINCE
                                                                     INCEPTION
KP RETIREMENT PATH 2030 FUND                            1 YEAR      (01/10/2014)
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,
expenses, or taxes)                                      1.38%        7.62%
S&P Target Date 2030 Index (reflects no
deduction for fees, expenses, or taxes)                 (0.30)%       2.69%
Custom Retirement 2030 Fund Benchmark (reflects no
deduction for fees, expenses, or taxes)                 (2.11)%       1.47%

INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 91 OF THE PROSPECTUS.

KP RETIREMENT PATH 2035 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2035 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load)                               None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed,
if applicable)                                                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees(1)                                                0.00%(2)
Distribution and Service (12b-1) Fees                             None
Other Expenses                                                    0.06%
Acquired Fund Fees and Expenses (AFFE)                            0.42%
Total Annual Fund Operating Expenses(3)                           0.48%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fee shown is the total Management Fee actually paid by the Fund to the Adviser during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2)  Rounded to 0.00%.

(3) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR      3 YEARS      5 YEARS      10 YEARS
                  $49        $154         $269          $604

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2035) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2035), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

EQUITY
Large Cap Equity         37.00%    37.00%    37.00%    37.00%    35.00%    32.00%    28.00%    24.00%    20.00%    17.00%    17.00%
Small Cap Equity         15.00%    15.00%    15.00%    15.00%    15.00%    14.00%    12.00%     9.00%     6.00%     3.00%     2.00%
International Equity     35.00%    35.00%    35.00%    35.00%    33.00%    30.00%    26.00%    18.00%    11.00%     6.00%     5.00%

REAL ASSETS
Real Assets               5.00%     5.00%     5.00%     5.00%     6.00%     8.00%    10.00%    10.00%    10.00%    10.00%    10.00%
Inflation Protection      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.00%     6.00%    10.00%    13.00%    13.00%

FIXED INCOME
Fixed Income              8.00%     8.00%     8.00%     8.00%    11.00%    15.00%    19.00%    25.00%    31.00%    35.00%    36.00%
Short-Term Fixed Income   0.00%     0.00%     0.00%     0.00%     0.00%     1.00%     3.00%     8.00%    12.00%    16.00%    17.00%
------------------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45        40        35        30        25        20        15        10        5         0         -5


The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depositary receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the FUND are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.

     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- An Underlying Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PORTFOLIO TURNOVER RISK -- Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- An Underlying Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2035 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund's website at www.kp-funds.com.

                         2015                 (0.70)%

                     BEST QUARTER          WORST QUARTER
                        3.37%                 (7.07)%
                     (12/31/2015)          (09/30/2015)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2035 Index, and another index, Custom Retirement 2035 Fund Benchmark, developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2035 Fund Benchmark is updated quarterly. As of December 31, 2015, the components of the Custom Retirement 2035 Fund Benchmark were as follows: Russell 1000 Index (32%), Russell 2000 Index (14%), MSCI ACWI ex US Net Dividend Index (30%), Barclays Aggregate Bond Index (15%), FTSE EPRA/NAREIT Developed ex US Index (0.8%), MSCI US REIT Index (1.6%), S&P Global Infrastructure Index (0.8%), S&P Global Natural Resources Index (0.8%), Bloomberg Commodity Index (0.8%), S&P/LSTA Leveraged Loan Index (0.8%), Barclays US TIPS Index (2.4%) and 3-Month US Treasury Bills (1%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                       SINCE
                                                                     INCEPTION
KP RETIREMENT PATH 2035 FUND                            1 YEAR      (01/10/2014)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                               (0.70)%        1.57%
Fund Returns After Taxes on Distributions               (1.82)%        0.38%
Fund Returns After Taxes on Distributions and
   Sale of Fund Shares                                  (0.31)%        0.69%
S&P 500 Index (reflects no deduction for fees,
   expenses, or taxes)                                   1.38%         7.62%

                                                                       SINCE
                                                                     INCEPTION
KP RETIREMENT PATH 2035 FUND                              1 YEAR    (01/10/2014)
--------------------------------------------------------------------------------
S&P Target Date 2035 Index (reflects no deduction
   for fees, expenses, or taxes)                          (0.30)%      2.32%
Custom Retirement 2035 Fund Benchmark (reflects no
   deduction for fees, expenses, or taxes)                (2.28)%      1.44%

INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 91 OF THE PROSPECTUS.

KP RETIREMENT PATH 2040 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2040 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load)                               None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed,
if applicable)                                                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees(1)                                                0.00%(2)
Distribution and Service (12b-1) Fees                             None
Other Expenses                                                    0.06%
Acquired Fund Fees and Expenses (AFFE)                            0.43%
Total Annual Fund Operating Expenses(3)                           0.49%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fee shown is the total Management Fee actually paid by the Fund to the Adviser during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2)  Rounded to 0.00%.

(3) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR      3 YEARS      5 YEARS      10 YEARS
                 $50         $157         $274          $616

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2040) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2040), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

EQUITY
Large Cap Equity         37.00%    37.00%    37.00%    37.00%    35.00%    32.00%    28.00%    24.00%    20.00%    17.00%    17.00%
Small Cap Equity         15.00%    15.00%    15.00%    15.00%    15.00%    14.00%    12.00%     9.00%     6.00%     3.00%     2.00%
International Equity     35.00%    35.00%    35.00%    35.00%    33.00%    30.00%    26.00%    18.00%    11.00%     6.00%     5.00%

REAL ASSETS
Real Assets               5.00%     5.00%     5.00%     5.00%     6.00%     8.00%    10.00%    10.00%    10.00%    10.00%    10.00%
Inflation Protection      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.00%     6.00%    10.00%    13.00%    13.00%

FIXED INCOME
Fixed Income              8.00%     8.00%     8.00%     8.00%    11.00%    15.00%    19.00%    25.00%    31.00%    35.00%    36.00%
Short-Term Fixed Income   0.00%     0.00%     0.00%     0.00%     0.00%     1.00%     3.00%     8.00%    12.00%    16.00%    17.00%
------------------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45        40        35        30        25        20        15        10        5         0         -5


The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depositary receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the FUND are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.

     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- An Underlying Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PORTFOLIO TURNOVER RISK -- Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- An Underlying Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2040 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund's website at www.kp-funds.com.

                           2015                 (0.73)%

                      BEST QUARTER           WORST QUARTER
                         3.68%                  (7.64)%
                      (12/31/2015)           (09/30/2015)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2040 Index, and another index, Custom Retirement 2040 Fund Benchmark, developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2040 Fund Benchmark is updated quarterly. As of December 31, 2015, the components of the Custom Retirement 2040 Fund Benchmark were as follows: Russell 1000 Index (35%), Russell 2000 Index (15%), MSCI ACWI ex US Net Dividend Index (33%), Barclays Aggregate Bond Index (11%), FTSE EPRA/NAREIT Developed ex US Index (0.6%), MSCI US REIT Index (1.2%), S&P Global Infrastructure Index (0.6%), S&P Global Natural Resources Index (0.6%), Bloomberg Commodity Index (0.6%), S&P/LSTA Leveraged Loan Index (0.6%) and Barclays US TIPS Index (1.8%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                       SINCE
                                                                     INCEPTION
KP RETIREMENT PATH 2040 FUND                             1 YEAR     (01/10/2014)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                                (0.73)%       1.58%
Fund Returns After Taxes on Distributions                (1.84)%       0.38%
Fund Returns After Taxes on Distributions and
   Sale of Fund Shares                                   (0.33)%       0.70%
S&P 500 Index (reflects no deduction for fees,
   expenses, or taxes)                                    1.38%        7.62%

                                                                        SINCE
                                                                      INCEPTION
 KP RETIREMENT PATH 2040 FUND                             1 YEAR    (01/10/2014)
--------------------------------------------------------------------------------
S&P Target Date 2040 Index (reflects no deduction
 for fees, expenses, or taxes)                           (0.40)%       2.72%
Custom Retirement 2040 Fund Benchmark (reflects no
 deduction for fees, expenses, or taxes)                 (2.38)%       1.40%

INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 91 OF THE PROSPECTUS.

KP RETIREMENT PATH 2045 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2045 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load)                               None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed,
if applicable)                                                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees(1)                                               0.00%(2)
Distribution and Service (12b-1) Fees                            None
Other Expenses                                                   0.06%
Acquired Fund Fees and Expenses (AFFE)                           0.43%
Total Annual Fund Operating Expenses(3)                          0.49%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fee shown is the total Management Fee actually paid by the Fund to the Adviser during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2)  Rounded to 0.00%.

(3) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
                   $50        $157         $274          $616

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2045) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2045), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

EQUITY
Large Cap Equity         37.00%    37.00%    37.00%    37.00%    35.00%    32.00%    28.00%    24.00%    20.00%    17.00%    17.00%
Small Cap Equity         15.00%    15.00%    15.00%    15.00%    15.00%    14.00%    12.00%     9.00%     6.00%     3.00%     2.00%
International Equity     35.00%    35.00%    35.00%    35.00%    33.00%    30.00%    26.00%    18.00%    11.00%     6.00%     5.00%

REAL ASSETS
Real Assets               5.00%     5.00%     5.00%     5.00%     6.00%     8.00%    10.00%    10.00%    10.00%    10.00%    10.00%
Inflation Protection      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.00%     6.00%    10.00%    13.00%    13.00%

FIXED INCOME
Fixed Income              8.00%     8.00%     8.00%     8.00%    11.00%    15.00%    19.00%    25.00%    31.00%    35.00%    36.00%
Short-Term Fixed Income   0.00%     0.00%     0.00%     0.00%     0.00%     1.00%     3.00%     8.00%    12.00%    16.00%    17.00%
------------------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45        40        35        30        25        20        15        10        5         0         -5


The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depositary receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the FUND are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.

     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- An Underlying Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PORTFOLIO TURNOVER RISK -- Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- An Underlying Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2045 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund's website at www.kp-funds.com.

                          2015                  (0.66)%

                      BEST QUARTER           WORST QUARTER
                         3.90%                  (7.95)%
                      (12/31/2015)           (09/30/2015)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2045 Index, and another index, Custom Retirement 2045 Fund Benchmark, developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2045 Fund Benchmark is updated quarterly. As of December 31, 2015, the components of the Custom Retirement 2045 Fund Benchmark were as follows: Russell 1000 Index (37%), Russell 2000 Index (15%), MSCI ACWI ex US Net Dividend Index (35%), Barclays Aggregate Bond Index (8%), FTSE EPRA/NAREIT Developed ex US Index (0.5%), MSCI US REIT Index (1%), S&P Global Infrastructure Index (0.5%), S&P Global Natural Resources Index (0.5%), Bloomberg Commodity Index (0.5%), S&P/LSTA Leveraged Loan Index (0.5%) and Barclays US TIPS Index (1.5%) .

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                       SINCE
                                                                     INCEPTION
KP RETIREMENT PATH 2045 FUND                             1 YEAR     (01/10/2014)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                                (0.66)%       1.55%
Fund Returns After Taxes on Distributions                (1.78)%       0.35%
Fund Returns After Taxes on Distributions and
   Sale of Fund Shares                                   (0.27)%       0.67%
S&P 500 Index (reflects no deduction for fees,
   expenses, or taxes)                                    1.38%        7.62%

                                                                        SINCE
                                                                      INCEPTION
KP RETIREMENT PATH 2045 FUND                             1 YEAR     (01/10/2014)
--------------------------------------------------------------------------------
S&P Target Date 2045 Index (reflects no deduction
   for fees, expenses, or taxes)                         (0.46)%       2.70%
Custom Retirement 2045 Fund Benchmark (reflects no
   deduction for fees, expenses, or taxes)               (2.45)%       1.36%

INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 91 OF THE PROSPECTUS.

KP RETIREMENT PATH 2050 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2050 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load)                               None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed,
if applicable)                                                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees(1)                                              0.00%(2)
Distribution and Service (12b-1) Fees                           None
Other Expenses                                                  0.06%
Acquired Fund Fees and Expenses (AFFE)                          0.43%
Total Annual Fund Operating Expenses(3)                         0.49%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fee shown is the total Management Fee actually paid by the Fund to the Adviser during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2)  Rounded to 0.00%.

(3) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
                   $50        $157         $274          $616

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2050) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2050), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

EQUITY
Large Cap Equity         37.00%    37.00%    37.00%    37.00%    35.00%    32.00%    28.00%    24.00%    20.00%    17.00%    17.00%
Small Cap Equity         15.00%    15.00%    15.00%    15.00%    15.00%    14.00%    12.00%     9.00%     6.00%     3.00%     2.00%
International Equity     35.00%    35.00%    35.00%    35.00%    33.00%    30.00%    26.00%    18.00%    11.00%     6.00%     5.00%

REAL ASSETS
Real Assets               5.00%     5.00%     5.00%     5.00%     6.00%     8.00%    10.00%    10.00%    10.00%    10.00%    10.00%
Inflation Protection      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.00%     6.00%    10.00%    13.00%    13.00%

FIXED INCOME
Fixed Income              8.00%     8.00%     8.00%     8.00%    11.00%    15.00%    19.00%    25.00%    31.00%    35.00%    36.00%
Short-Term Fixed Income   0.00%     0.00%     0.00%     0.00%     0.00%     1.00%     3.00%     8.00%    12.00%    16.00%    17.00%
------------------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45        40        35        30        25        20        15        10        5         0         -5



The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depositary receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the FUND are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.

     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- An Underlying Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PORTFOLIO TURNOVER RISK -- Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- An Underlying Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2050 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund's website at www.kp-funds.com.

                          2015                  (0.70)%

                      BEST QUARTER           WORST QUARTER
                         3.90%                  (7.98)%
                      (12/31/2015)           (09/30/2015)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2050 Index, and another index, Custom Retirement 2050 Fund Benchmark, developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2050 Fund Benchmark is updated quarterly. As of December 31, 2015, the components of the Custom Retirement 2050 Fund Benchmark were as follows: Russell 1000 Index (37%), Russell 2000 Index (15%), MSCI ACWI ex US Net Dividend Index (35%), Barclays Aggregate Bond Index (8%), FTSE EPRA/NAREIT Developed ex US Index (0.5%), MSCI US REIT Index (1%), S&P Global Infrastructure Index (0.5%), S&P Global Natural Resources Index (0.5%), Bloomberg Commodity Index (0.5%), S&P/LSTA Leveraged Loan Index (0.5%) and Barclays US TIPS Index (1.5%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                       SINCE
                                                                     INCEPTION
KP RETIREMENT PATH 2050 FUND                            1 YEAR      (01/10/2014)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                               (0.70)%        1.53%
Fund Returns After Taxes on Distributions               (1.77)%        0.35%
Fund Returns After Taxes on Distributions and
   Sale of Fund Shares                                  (0.30)%        0.66%
S&P 500 Index (reflects no deduction for fees,
   expenses, or taxes)                                   1.38%         7.62%

                                                                       SINCE
                                                                     INCEPTION
KP RETIREMENT PATH 2050 FUND                             1 YEAR     (01/10/2014)
--------------------------------------------------------------------------------
S&P Target Date 2050 Index (reflects no deduction
   for fees, expenses, or taxes)                         (0.47)%       2.73%
Custom Retirement 2050 Fund Benchmark (reflects no
   deduction for fees, expenses, or taxes)               (2.45)%       1.36%

INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 91 OF THE PROSPECTUS.

KP RETIREMENT PATH 2055 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2055 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load)                               None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed,
if applicable)                                                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees(1)                                               0.00%(2)
Distribution and Service (12b-1) Fees                            None
Other Expenses                                                   0.06%
Acquired Fund Fees and Expenses (AFFE)                           0.43%
Total Annual Fund Operating Expenses(3)                          0.49%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fee shown is the total Management Fee actually paid by the Fund to the Adviser during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2)  Rounded to 0.00%.

(3) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR      3 YEARS      5 YEARS      10 YEARS
                  $50        $157         $274          $616

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2055) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2055), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

EQUITY
Large Cap Equity         37.00%    37.00%    37.00%    37.00%    35.00%    32.00%    28.00%    24.00%    20.00%    17.00%    17.00%
Small Cap Equity         15.00%    15.00%    15.00%    15.00%    15.00%    14.00%    12.00%     9.00%     6.00%     3.00%     2.00%
International Equity     35.00%    35.00%    35.00%    35.00%    33.00%    30.00%    26.00%    18.00%    11.00%     6.00%     5.00%

REAL ASSETS
Real Assets               5.00%     5.00%     5.00%     5.00%     6.00%     8.00%    10.00%    10.00%    10.00%    10.00%    10.00%
Inflation Protection      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.00%     6.00%    10.00%    13.00%    13.00%

FIXED INCOME
Fixed Income              8.00%     8.00%     8.00%     8.00%    11.00%    15.00%    19.00%    25.00%    31.00%    35.00%    36.00%
Short-Term Fixed Income   0.00%     0.00%     0.00%     0.00%     0.00%     1.00%     3.00%     8.00%    12.00%    16.00%    17.00%
------------------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45        40        35        30        25        20        15        10        5         0         -5



The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depositary receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the FUND are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.

     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- An Underlying Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PORTFOLIO TURNOVER RISK -- Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- An Underlying Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2055 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund's website at www.kp-funds.com.

                          2015                  (0.66)%

                     BEST QUARTER           WORST QUARTER
                         3.92%                 (7.88)%
                     (12/31/2015)           (09/30/2015)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2055+ Index, and another index, Custom Retirement 2055 Fund Benchmark, developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2055 Fund Benchmark is updated quarterly. As of December 31, 2015, the components of the Custom Retirement 2055 Fund Benchmark were as follows: Russell 1000 Index (37%), Russell 2000 Index (15%), MSCI ACWI ex US Net Dividend Index (35%), Barclays Aggregate Bond Index (8%), FTSE EPRA/NAREIT Developed ex US Index (0.5%), MSCI US REIT Index (1%), S&P Global Infrastructure Index (0.5%), S&P Global Natural Resources Index (0.5%), Bloomberg Commodity Index (0.5%), S&P/LSTA Leveraged Loan Index (0.5%) and Barclays US TIPS Index (1.5%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                       SINCE
                                                                      INCEPTION
KP RETIREMENT PATH 2055 FUND                             1 YEAR     (01/10/2014)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                                (0.66)%       1.57%
Fund Returns After Taxes on Distributions                (1.83)%       0.30%
Fund Returns After Taxes on Distributions and
   Sale of Fund Shares                                   (0.22)%       0.67%
S&P 500 Index (reflects no deduction for fees,
   expenses, or taxes)                                    1.38%        7.62%

                                                                       SINCE
                                                                      INCEPTION
KP RETIREMENT PATH 2055 FUND                             1 YEAR     (01/10/2014)
--------------------------------------------------------------------------------
S&P Target Date 2055+ Index (reflects no deduction
for fees, expenses, or taxes)                            (0.54)%       2.69%
Custom Retirement 2055 Fund Benchmark (reflects no
deduction for fees, expenses, or taxes)                  (2.45)%       1.36%

INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 91 OF THE PROSPECTUS.

KP RETIREMENT PATH 2060 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2060 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load)                               None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed,
if applicable)                                                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management Fees(1)                                              0.00%(2)
Distribution and Service (12b-1) Fees                           None
Other Expenses                                                  0.06%
Acquired Fund Fees and Expenses (AFFE)                          0.43%
Total Annual Fund Operating Expenses(3)                         0.49%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The fee shown is the total Management Fee actually paid by the Fund to the Adviser during the prior fiscal year based on the allocation of Fund assets to Unaffiliated Underlying Funds during such time. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2)  Rounded to 0.00%.

(3) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%


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

return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
                  $50          $157         $274         $616

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 100% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2060) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2060), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

EQUITY
Large Cap Equity         37.00%    37.00%    37.00%    37.00%    35.00%    32.00%    28.00%    24.00%    20.00%    17.00%    17.00%
Small Cap Equity         15.00%    15.00%    15.00%    15.00%    15.00%    14.00%    12.00%     9.00%     6.00%     3.00%     2.00%
International Equity     35.00%    35.00%    35.00%    35.00%    33.00%    30.00%    26.00%    18.00%    11.00%     6.00%     5.00%

REAL ASSETS
Real Assets               5.00%     5.00%     5.00%     5.00%     6.00%     8.00%    10.00%    10.00%    10.00%    10.00%    10.00%
Inflation Protection      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.00%     6.00%    10.00%    13.00%    13.00%

FIXED INCOME
Fixed Income              8.00%     8.00%     8.00%     8.00%    11.00%    15.00%    19.00%    25.00%    31.00%    35.00%    36.00%
Short-Term Fixed Income   0.00%     0.00%     0.00%     0.00%     0.00%     1.00%     3.00%     8.00%    12.00%    16.00%    17.00%
------------------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45        40        35        30        25        20        15        10        5         0         -5




The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depositary receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the FUND are set forth below.


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

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Underlying Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.

     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- An Underlying Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Underlying Fund. At the time an Underlying Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of an Underlying Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PORTFOLIO TURNOVER RISK -- Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


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

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- An Underlying Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2060 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund's website at www.kp-funds.com.

                         2015                   (0.60)%

                     BEST QUARTER            WORST QUARTER
                         3.92%                  (7.90)%
                     (12/31/2015)            (09/30/2015)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of two broad-based indices, the S&P 500 Index and S&P Target Date 2055+ Index, and another index, Custom Retirement 2060 Fund Benchmark, developed by the Adviser that has investment characteristics similar to those of the Fund. The composition of the Custom Retirement 2060 Fund Benchmark is updated quarterly. As of December 31, 2015, the components of the Custom Retirement 2060 Fund Benchmark were as follows: Russell 1000 Index (37%), Russell 2000 Index (15%), MSCI ACWI ex US Net Dividend Index (35%), Barclays Aggregate Bond Index (8%), FTSE EPRA/NAREIT Developed ex US Index (0.5%), MSCI US REIT Index (1%), S&P Global Infrastructure Index (0.5%), S&P Global Natural Resources Index (0.5%), Bloomberg Commodity Index (0.5%), S&P/LSTA Leveraged Loan Index (0.5%) and Barclays US TIPS Index (1.5%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                       SINCE
                                                                     INCEPTION
KP RETIREMENT PATH 2060 FUND                             1 YEAR     (01/10/2014)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                                (0.60)%       1.66%
Fund Returns After Taxes on Distributions                (1.80)%       0.45%
Fund Returns After Taxes on Distributions and
   Sale of Fund Shares                                   (0.33)%       0.73%
S&P 500 Index (reflects no deduction for fees,
   expenses, or taxes)                                    1.38%        7.62%


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

                                                                        SINCE
                                                                      INCEPTION
 KP RETIREMENT PATH 2060 FUND                             1 YEAR    (01/10/2014)
--------------------------------------------------------------------------------
S&P Target Date 2055+ Index (reflects no deduction
for fees, expenses, or taxes)                             (0.54)%      2.69%
Custom Retirement 2060 Fund Benchmark (reflects no
deduction for fees, expenses, or taxes)                   (2.45)%      1.36%

INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan "Butch" Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 91 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

There are no initial or subsequent minimum purchase amounts for the Funds. Shares of each Fund are offered exclusively to participants in retirement plans specified by Kaiser Foundation Health Plan, Inc. ("Eligible Plans"). Any individual with an account under an Eligible Plan may purchase shares of each Fund. Fund shares can only be purchased or redeemed through the administrative and recordkeeping service provider of an Eligible Plan (a "Recordkeeper"), and, therefore, you should contact the Recordkeeper of your Eligible Plan for information on how to purchase or redeem Fund shares. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business.

TAX INFORMATION

Please consult your tax advisor regarding your specific questions about U.S. federal, state, and local income taxes.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals, you should consult your tax advisor.

This summary is based on current tax laws, which may change. More information on taxes is in the Funds' SAI.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT THE FUNDS

Each of the KP Retirement Path 2015 Fund, KP Retirement Path 2020 Fund, KP Retirement Path 2025 Fund, KP Retirement Path 2030 Fund, KP Retirement Path 2035 Fund, KP Retirement Path 2040 Fund, KP Retirement Path 2045 Fund, KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund and KP Retirement Path 2060 Fund (each, a "Fund" and together, the "Funds") has its own distinct target asset allocation range based on its investment goals and risk tolerances. Each Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc., the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). The Underlying Funds use a broad array of investment styles and may invest in many types of assets in accordance with their own investment objectives and will be used by the Funds to meet their target asset allocations and investment styles. The Funds are designed to provide investors with investment management, asset allocation and ongoing reallocation over time. Because the Funds invest in other mutual funds, each Fund is considered a "fund of funds." A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses charged to the underlying funds in which it invests. Each Fund will invest in the least expensive class of shares of an Underlying Fund that it is eligible to purchase.

Each Fund is managed based on the specific target date included in its name and assumes an investor will retire or reach his or her other investment goal at or near the target date and likely will stop making new investments in the Fund and start making withdrawals gradually thereafter. A Fund's target date does not necessarily represent the specific year an investor expects to need his or her assets. It is intended only as a general guide.

INVESTOR PROFILE

The Funds are designed to offer investors a professionally managed investment program that simplifies the investment management of an investor's assets prior to, and continuing after, the investor's retirement or other investment goal. The main component of the investment program of the Funds is the ongoing reallocation of the investor's assets among various asset classes, including stocks, bonds and cash investments.

The Funds may be suitable for investors who:

seek a diversified portfolio of stocks, bonds and inflation-protecting assets, seek long-term growth of capital, have a long-term investment perspective, and are willing to withstand losses over the short and intermediate-term.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

THE FUNDS' INVESTMENT OBJECTIVES

The investment objective of each Fund is to seek to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund. The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.

THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES

Each Fund pursues its investment objective by investing in a combination of Underlying Funds. Each Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. Each Fund's target date year refers to the approximate year an investor in the Fund would plan to retire and likely would stop making new investments in the Fund. Each Fund is intended for an investor who anticipates retiring at or about the target date year and plans to withdraw the value of the investor's account in the Fund gradually after retirement. The target asset allocation will change to become increasingly conservative as each Fund approaches its target date year, and for five years thereafter. In general, each Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase as the Fund approaches its target date year in accordance with a "glide path" illustrated below under the section entitled "The Funds' Asset Allocation Strategies." Each Fund's allocation to real assets will remain within a relatively narrow range over time.

The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, TIPS, depositary receipts, real estate-related securities (including equity and mortgage REITs), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities, and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts. An Underlying Fund's prospectus may disclose the methodology used by an Underlying Fund to determine whether an issuer is a U.S. or foreign company.

During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. Of course, there is no guarantee that any Fund will achieve its investment goal.

THE FUNDS' ASSET ALLOCATION STRATEGIES

The following graph illustrates how the target allocation to asset classes for each Fund will change over time according to the predetermined glide path.

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

EQUITY
Large Cap Equity         37.00%    37.00%    37.00%    37.00%    35.00%    32.00%    28.00%    24.00%    20.00%    17.00%    17.00%
Small Cap Equity         15.00%    15.00%    15.00%    15.00%    15.00%    14.00%    12.00%     9.00%     6.00%     3.00%     2.00%
International Equity     35.00%    35.00%    35.00%    35.00%    33.00%    30.00%    26.00%    18.00%    11.00%     6.00%     5.00%

REAL ASSETS
Real Assets               5.00%     5.00%     5.00%     5.00%     6.00%     8.00%    10.00%    10.00%    10.00%    10.00%    10.00%
Inflation Protection      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.00%     6.00%    10.00%    13.00%    13.00%

FIXED INCOME
Fixed Income              8.00%     8.00%     8.00%     8.00%    11.00%    15.00%    19.00%    25.00%    31.00%    35.00%    36.00%
Short-Term Fixed Income   0.00%     0.00%     0.00%     0.00%     0.00%     1.00%     3.00%     8.00%    12.00%    16.00%    17.00%
------------------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45        40        35        30        25        20        15        10        5         0         -5



As the glide path shows, each Fund's asset mix becomes more conservative as the Fund's target retirement date approaches. This reflects the need for reduced investment risk as retirement approaches and the need for greater certainty OF income after retiring. The Funds' actual asset allocations may differ from the allocations shown in the illustration. The Adviser reserves the right to modify the glide path from time to time should circumstances warrant.

While the glide path illustrates the target allocation to the various asset classes over time, differences in the performance of Underlying Funds and the size and frequency of purchase and redemption orders, as well as the Adviser's use of strategic allocations to take advantage of short to intermediate term investment opportunities, may affect a Fund's actual allocations. The following table shows each Fund's target asset allocation range among the various assets classes for various points in time as the Fund's retirement date approaches.

                                                              YEARS TO RETIREMENT
ASSET CLASS           45        40        35        30        25        20        15        10         5         0        -5
LARGE CAP          32%-42%   32%-42%   32%-42%   32%-42%   30%-40%   27%-37%   23%-33%    19%-29%   15%-25%   12%-22%   10%-20%
EQUITY
SMALL CAP          10%-20%   10%-20%   10%-20%   10%-20%   10%-20%   9%-19%    7%-17%      4%-14%    1%-11%    0%-8%     0%-7%
EQUITY
INTERNATIONAL      30%-40%   30%-40%   30%-40%   30%-40%   28%-38%   25%-35%   21%-31%    13%-23%    6%-16%    1%-11%    0%-9%
EQUITY
INTERMEDIATE        3%-13%   3%-13%    3%-13%     3%-13%    6%-16%   10%-20%   14%-24%    20%-30%   26%-36%   30%-40%   31%-41%
FIXED INCOME
SHORT-TERM          0%-5%    0%-5%     0%-5%      0%-5%     0%-5%     0%-6%     0%-8%      3%-13%    7%-17%   11%-21%   15%-25%
FIXED INCOME
INFLATION           0%-5%    0%-5%     0%-5%      0%-5%     0%-5%     0%-5%     0%-7%      1%-11%    5%-15%    8%-18%    8%-18%
MANAGED
REAL ASSETS         0%-10%   0%-10%    0%-10%    0%-10%    1%-11%    3%-13%    5%-15%      5%-15%    5%-15%    5%-15%    5%-15%

As shown above, the portfolios of the Funds with an earlier target retirement date are more heavily allocated to fixed income and inflation managed securities; therefore these Funds represent a more conservative approach. Funds with later target retirement dates take a more aggressive approach by allocating a greater amount of their assets to equity securities than fixed income and inflation managed securities.

THE FUNDS' PRINCIPAL RISKS

The Funds are intended for investors seeking an investment option whose asset mix becomes more conservative over time, and who are willing to accept the risks associated with the Funds' asset allocation strategies. In general, a Fund with a later target retirement date is expected to be more volatile than a Fund with an earlier target date.

For more information on the principal risks of investing in a Fund, please see the "Principal Risks" section of the Fund's Summary Section and the section "Principal Risks of the Underlying Funds" in this prospectus.

THE FUNDS' INVESTMENTS IN UNDERLYING FUNDS

The following table shows the Underlying Funds in which each Fund may invest and the Funds' target asset allocation to each Underlying Fund over time. The allocations may not add to 100% due to rounding.

                                                           YEARS TO RETIREMENT


UNDERLYING FUNDS        45       40        35        30       25        20       15       10        5       0       -5

EQUITY
LARGE CAP
  KP Large Cap
  Equity Fund        32%-42%   32%-42%   32%-42%   32%-42%  30%-40%   27%-37%  23%-33%  19%-29%  15%-25%  12%-22%  10%-20%
SMALL CAP
  KP Small Cap
  Equity Fund        10%-20%   10%-20%   10%-20%   10%-20%  10%-20%   9%-19%   7%-17%   4%-14%   1%-11%   0%-8%    0%-7%
INTERNATIONAL
  KP International
  Equity Fund        30%-40%   30%-40%   30%-40%   30%-40%  28%-38%   25%-35%  21%-31%  13%-23%  6%-16%   1%-11%   0%-9%
TOTAL EQUITY         72%-      72%-      72%-      72%-     68%-98%   61%-91%  51%-81%  36%-66%  22%-52%  13%-41%  10%-36%
                     100%      100%      100%      100%
FIXED INCOME
SHORT-TERM BOND
  Unffiliated
  Short-Term
  Bond Index
  Fund               0%-5%     0%-5%     0%-5%     0%-5%     0%-5%    0%-6%    0%-8%    3%-13%   7%-17%   11%-21%  15%-25%
INTERMEDIATE-TERM
BOND
  KP Fixed
  Income Fund        3%-13%    3%-13%    3%-13%    3%-13%    6%-16%   10%-20%  14%-24%  20%-30%  26%-36%  30%-40%  31%-41%
TOTAL FIXED
INCOME               3%-18%    3%-18%    3%-18%    3%-18%    6%-21%   10%-26%  14%-32%  23%-43%  33%-53%  41%-61%  46%-66%
INFLATION MANAGED
  Unaffiliated
  Short-Term
  Inflation-
  Protected
  Securities
  Fund               0%-5%     0%-5%     0%-5%     0%-5%     0%-5%    0%-5%    0%-7%    1%-11%  5%-15%    8%-18%    8%-18%
TOTAL INFLATION
MANAGED              0%-5%     0%-5%     0%-5%     0%-5%     0%-5%    0%-5%    0%-7%    1%-11%  5%-15%    8%-18%    8%-18%

REAL ASSETS
  Unaffiliated
  Commodity          0.0%-    0.0%-    0.0%-    0.0%-    0.1%-   0.3%-   0.5%-   0.5%-   0.5%-   0.5%-  0.5%-
  Strategy Fund      1.0%     1.0%     1.0%     1.0%     1.1%    1.3%    1.5%    1.5%    1.5%    1.5%   1.5%
  Unaffiliated
  International
  Property           0.0%-    0.0%-    0.0%-    0.0%-    0.1%-   0.3%-   0.5%-   0.5%-   0.5%-   0.5%-  0.5%-
  Fund               1.0%     1.0%     1.0%     1.0%     1.1%    1.3%    1.5%    1.5%    1.5%    1.5%   1.5%
  Unaffiliated
  Global Listed
  Infrastructure     0.0%-    0.0%-    0.0%-    0.0%-    0.1%-   0.3%-   0.5%-   0.5%-   0.5%-   0.5%-  0.5%-
  Fund               1.0%     1.0%     1.0%     1.0%     1.1%    1.3%    1.5%    1.5%    1.5%    1.5%   1.5%
  Unaffiliated
  Natural            0.0%-    0.0%-    0.0%-    0.0%-    0.1%-   0.3%-   0.5%-   0.5%-   0.5%-   0.5%-  0.5%-
  Resources Fund     1.0%     1.0%     1.0%     1.0%     1.1%    1.3%    1.5%    1.5%    1.5%    1.5%   1.5%
  Unaffiliated       0.0%-    0.0%-    0.0%-    0.0%-    0.2%-   0.6%-   1.0%-   1.0%-   1.0%-   1.0%-  1.0%-
  REIT Index Fund    2.0%     2.0%     2.0%     2.0%     2.2%    2.6%    3.0%    3.0%    3.0%    3.0%   3.0%
  Unaffiliated
  Institutional      0.0%-    0.0%-    0.0%-    0.0%-    0.1%-   0.3%-   0.5%-   0.5%-   0.5%-   0.5%-  0.5%-
  Floating Rate      1.0%     1.0%     1.0%     1.0%     1.1%    1.3%    1.5%    1.5%    1.5%    1.5%   1.5%
  Fund
  Unaffiliated
  Inflation-
  Protected          0.0%-   0.0%-    0.0%-    0.0%-    0.3%-    0.9%-   1.5%-   1.5%-   1.5%-   1.5%-  1.5%-
  Securities         3.0%    3.0%     3.0%     3.0%     3.3%     3.9%    4.5%    4.5%    4.5%    4.5%   4.5%
  Fund
TOTAL REAL           0%-     0%-      0%-      0%-      1%-      3%-     5%-     5%-     5%-     5%-    5%-
ASSETS               10%     10%      10%      10%      11%      13%     15%     15%     15%    15%    15%

The Adviser may exclude one or more Underlying Funds from a Fund's asset allocation strategy at any given time. For additional details regarding how the Adviser determines the Funds' Underlying Fund and asset class allocations, please refer back to the "Principal Investment Strategies" section in the Fund Summary sections and the section "More Information About the Funds' Investment Strategies and Risks: The Funds' Principal Investment Strategies" in this prospectus. The Adviser reserves the right to substitute other Underlying Funds and add additional Underlying Funds from time to time should circumstances warrant a change.

DESCRIPTION OF THE UNDERLYING FUNDS

The Funds invest primarily in the Underlying Funds, both Affiliated Underlying Funds and Unaffiliated Underlying Funds. Therefore, each Fund's investment performance is directly related to the investment performance of these Underlying Funds. The following provides a brief description of the principal investment strategies of the current Underlying Funds. Additional information about the Underlying Funds is provided in the Underlying Funds' prospectuses.

AFFILIATED UNDERLYING FUNDS

KP LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The KP Large Cap Equity Fund seeks long-term capital appreciation primarily through investments in a diversified portfolio of large cap equity securities.

INVESTMENT STRATEGY

Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies. For purposes of the fund's 80% policy, equity securities consist of common stocks, preferred stocks, bonds, notes and debentures convertible into common stocks (I.E., convertible securities), depositary receipts, rights and warrants, exchange-traded funds ("ETFs") that invest in equity securities and derivatives with economic characteristics similar to equity securities. The Adviser considers large capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 1000 Index. As of December 31, 2015, the market capitalization of companies included in the Russell 1000 Index ranged from $383 million to $606.406 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually. The fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the fund's investment objective, the Adviser considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The fund principally invests in securities issued by domestic and foreign issuers.

The fund uses a "multi-manager" approach, whereby the Adviser allocates the fund's assets among a number of sub-advisers with differing investment philosophies and strategies (each, a "Sub-strategy"). The Adviser determines the target Sub-strategy allocation for the fund, identifies sub-advisers to manage the fund's assets according to those Sub-strategies, and allocates fund assets among sub-advisers to maintain the fund's target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the fund's assets allocated to it under the general supervision of the Adviser. Each of the five Sub-strategies is described below:

PASSIVE LARGE CAP EQUITY: SSGA Funds Management, Inc. ("SSGA FM") manages the portion of the fund's assets allocated to the Passive Large Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Standard & Poor's 500 Index (the "S&P 500 Index"). The S&P 500 Index is a free float-adjusted capitalization-weighted index comprised of equity securities issued by approximately 500 of the largest U.S. companies. As of December 31, 2015, the market capitalization of companies included in the S&P 500 Index ranged from $1.513 billion to $586.859 billion, as calculated by the index provider. The S&P 500 Index is reconstituted quarterly.

Under normal circumstances, SSGA FM will seek to invest at least 80% of the Sub-strategy's assets in securities of companies included in the S&P 500 Index and futures contracts that are designed to track the S&P 500 Index.

SSGA FM seeks to replicate the returns of the S&P 500 Index by investing in the constituent securities of the S&P 500 Index in approximately their S&P 500 Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the S&P 500 Index in proportions expected to replicate generally the performance of the S&P 500 Index as a whole. In addition, from time to time, stocks are added to or removed from the S&P 500 Index.

SSGA FM may sell stocks that are represented in the S&P 500 Index, or purchase stocks that are not yet represented in the S&P 500 Index, in anticipation of their removal from or addition to the S&P 500 Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the S&P 500 Index. SSGA FM might do so in order to increase the fund's investment exposure pending investment of cash in the stocks comprising the S&P 500 Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the S&P 500 Index in situations where it intends to sell a portion of the stocks in the fund's portfolio but the sale has not yet been completed.

ACTIVE LARGE CAP GROWTH: T. Rowe Price Associates, Inc. ("T. Rowe Price") manages the portion of the fund's assets allocated to the Active Large Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest Growth-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 1000 Growth Index ranged from $717 million to $606.406 billion, as calculated by the index provider. The Russell 1000 Growth Index is reconstituted annually.

Under normal circumstances, T. Rowe Price will seek to invest at least 80% of the Sub-strategy's net assets in the common stocks issued by a diversified group of growth companies whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index. As of December 31, 2015, the weighted median market capitalization of companies included in the Russell 1000 Growth Index was $8.798 billion. T. Rowe Price will not automatically sell or cease to purchase stocks of a company that the Sub-strategy already holds just because the company's market capitalization falls below that level.

Pursuant to the Sub-strategy, T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price may deviate from these criteria and purchase securities that it believes will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

ACTIVE LARGE CAP VALUE: Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), manages the portion of the fund's assets allocated to the Active Large Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest Value-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 1000 Value Index ranged from $383 million to $448.81 billion, as calculated by the index provider. The Russell 1000 Value Index is reconstituted annually.

Under normal circumstances, MFS will seek to invest the Sub-strategy's assets primarily in the common stocks, preferred stocks and bonds, notes and debentures convertible into common stocks of U.S. companies (i.e., convertible securities). MFS may also invest the Sub-strategy's assets in foreign securities and depositary receipts.

MFS focuses on investing the Sub-strategy's assets in the securities of companies that it believes are undervalued compared to their perceived worth (value companies). MFS uses a bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

ACTIVE LARGE CAP CORE #1: AQR Capital Management, LLC ("AQR") manages the portion of the Fund's assets allocated to the Active Large Cap Core #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 1000 Index ranged from $383 million to $606.406 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, AQR will seek to invest the Sub-strategy's assets primarily in equity and equity-related instruments (including, but not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants, ETFs that invest in equity securities and equity index futures contracts). AQR may use ETFs and futures contracts to gain exposure to the equity market and to maintain liquidity to pay for redemptions.

The Sub-strategy's portfolio normally will be managed by both overweighting and underweighting securities relative to the Russell 1000 Index, using AQR's proprietary quantitative return forecasting models and systematic risk-control methods. AQR starts with the securities that are included in the Russell 1000 Index and augments them with additional securities that are deemed to have similar characteristics. From this investment universe, AQR employs a disciplined approach emphasizing bottom-up security and industry/sector selection decisions. AQR uses a set of value, momentum and economic factors to generate an investment portfolio based on AQR's security selection procedures. AQR utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each equity instrument.

ACTIVE LARGE CAP CORE #2: PanAgora Asset Management, Inc. ("PanAgora") manages the portion of the Fund's assets allocated to the Active Large Cap Core #2 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 1000 Index ranged from $383 million to $606.406 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, PanAgora will seek to invest the Sub-strategy's assets primarily in common and preferred stocks of U.S. companies with market capitalizations in the range of companies included in the Russell 1000 Index. PanAgora may also invest the Sub-strategy's assets in ETFs or futures contracts to seek to equitize cash positions.

PanAgora believes that excess returns may be generated by investing in high-quality firms with capable management, positive momentum, and/or attractive valuations, while avoiding companies that ignore shareholder interests, and by identifying and exploiting market inefficiencies resulting from investors' under/over reactions to market information, and other behavioral biases. Accordingly, the Sub-strategy's asset allocations are largely driven by a proprietary contextual model that forecasts stock returns based on combinations of value, momentum and quality factors tailored to individual stocks. PanAgora evaluates the model's buy and sell recommendations to build a portfolio that maximizes expected excess return for a given level of risk, subject to certain limitations on sector, industry and security position sizes.

KP SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

The KP Small Cap Equity Fund seeks long-term capital appreciation primarily through investments in a diversified portfolio of small cap equity securities.

INVESTMENT STRATEGY

Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. small capitalization companies. For purposes of the fund's 80% policy, equity securities consist of common stocks and derivatives with economic characteristics similar to common stocks. The Adviser considers small capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Index. As of December 31, 2015, the market capitalization of companies included in the Russell 2000 Index ranged from $15 million to $6.418 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

The fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the fund's investment objective, the Adviser considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The fund principally invests in securities issued by domestic issuers.

The fund uses a "multi-manager" approach, whereby the Adviser allocates the fund's assets among a number of sub-advisers with differing investment philosophies and strategies (each, a "Sub-strategy"). The Adviser determines the target Sub-strategy allocation for the fund, identifies sub-advisers to manage the fund's assets according to those Sub-strategies, and allocates fund assets among sub-advisers to maintain the fund's target Sub-strategy allocation.


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Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the fund's assets allocated to it under the general supervision of the Adviser. Each of the seven Sub-strategies is described below:

PASSIVE SMALL CAP EQUITY: SSGA FM manages the portion of the fund's assets allocated to the Passive Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Russell 2000 Index. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the US. As of December 31, 2015, the market capitalization of companies included in the Russell 2000 Index ranged from $15 million to $6.418 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities of companies included in the Russell 2000 Index and futures contracts that are designed to track the Russell 2000 Index.

SSGA FM seeks to replicate the returns of the Russell 2000 Index by investing in the constituent securities of the Index in approximately their Russell 2000 Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the Russell 2000 Index in proportions expected to replicate generally the performance of the Russell 2000 Index as a whole. In addition, from time to time, stocks are added to or removed from the Russell 2000 Index.

SSGA FM may sell stocks that are represented in the Russell 2000 Index, or purchase stocks that are not yet represented in the Russell 2000 Index, in anticipation of their removal from or addition to the Russell 2000 Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Russell 2000 Index. SSGA FM might do so in order to increase the fund's investment exposure pending investment of cash in the stocks comprising the Russell 2000 Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the Russell 2000 Index in situations where it intends to sell a portion of the stocks in the fund's portfolio but the sale has not yet been completed.

ACTIVE SMALL/SMID CAP GROWTH: Columbus Circle Investors ("CCI") manages the portion of the fund's assets allocated to the Active Small/SMID Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Growth-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 2500 Growth Index ranged from $19 million to $12.056 billion, as calculated by the index provider. The Russell 2500 Growth Index is reconstituted annually.


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Under normal circumstances, CCI will seek to invest the Sub-strategy's assets in common stocks of companies within the market capitalization range of the Russell 2500 Growth Index. CCI targets small to mid-sized businesses providing new technologies, products or services.

CCI's Positive Momentum & Positive Surprise investment philosophy is based on the premise that companies producing better than expected results will have rising securities prices, while companies producing less than expected results will not. CCI's investment research process is focused on finding Positive Momentum & Positive Surprise, that is, companies with strengthening business momentum and a dynamic potential to exceed investors' expectations. Through thorough analysis of companies' fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet the criteria of CCI's investment discipline. Companies whose stocks are experiencing Positive Momentum & Positive Surprise are considered attractive for purchase, while companies falling short or in line with CCI's expectations are avoided or sold.

ACTIVE SMALL/SMID CAP VALUE: Walthausen & Co., LLC ("Walthausen") manages the portion of the fund's assets allocated to the Active Small/SMID Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Value-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 2500 Value Index ranged from $15 million to $11.919 billion, as calculated by the index provider. The Russell 2500 Value Index is reconstituted annually.

Under normal circumstances, Walthausen will seek to invest the Sub-strategy's assets in the common stocks of small and mid-capitalization companies that Walthausen believes have the potential for capital appreciation.

The sub-strategy emphasizes a "Value" investment style, investing in companies that appear under-priced according to Walthausen's analysis of their financial measurements of worth or business prospects. Walthausen may sell a company's stock when the company reaches Walthausen's appraised value, when there is a more attractively priced company as an alternative, when the fundamentals of the business have changed, or when Walthausen determines that management of the company is not enhancing shareholder value.

ACTIVE SMALL CAP GROWTH: CastleArk Management, LLC ("CastleArk") manages the portion of the fund's assets allocated to the Active Small Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization growth-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $19 million to $6.418 billion, as calculated by the index provider. The Russell 2000 Growth Index is reconstituted annually.

Under normal circumstances, CastleArk will seek to invest the Sub-strategy's assets in common stocks of small capitalization companies that CastleArk believes have improving business fundamentals and accelerating earnings growth.

CastleArk believes earnings growth drives long-term stock prices, and that excess returns can be achieved by investing in companies with improving business fundamentals. CastleArk's investment strategy emphasizes three attributes: the direction of the change in a company's growth rate; actual improvements


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of a company's fundamentals; and a disciplined analysis focused on the magnitude and sustainability of the drivers of a company's fundamental improvement.

CastleArk's sell discipline derives from the belief that investment losses can be minimized by identifying potential performance detractors before they become fully reflected in the stock price. CastleArk's willingness to sell a stock when it identifies potential performance detractors is a key aspect of its risk management process.

ACTIVE SMALL CAP VALUE: DePrince Race & Zollo, Inc. ("DRZ") manages the portion of the fund's assets allocated to the Active Small Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization Value-oriented U.S. companies. As of December 31, 2015, the market capitalization of companies included in the Russell 2000 Value Index ranged from $15 million to $5.093 billion, as calculated by the index provider. The Russell 2000 Value Index is reconstituted annually.

Under normal circumstances, DRZ will seek to invest the Sub-strategy's assets in common stocks of small capitalization companies that DRZ believes have the potential for growth and that appear to be trading below their perceived value.

DRZ generally employs a multi-step, bottom-up investment process. Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend. DRZ then applies various valuation multiples, such as price-to-earnings, price-to-book and price-to-cash flow, to companies in the universe to find companies that it believes are trading at the low end of their historical relative valuation levels. DRZ then conducts fundamental analysis to identify a likely catalyst which it believes may lead to future price appreciation. Next, DRZ establishes relative price targets for those stocks that have identifiable catalysts. Finally, based on DRZ's relative price targets, stocks are considered for purchase when the expected upside is more than two times the downside. DRZ engages in frequent and active trading of securities as a part of its principal investment strategy.

DRZ considers selling a security when its yield falls below a pre-determined limit, the relative valuation is no longer attractive, or the fundamentals of the company or economic sector in which it operates deteriorate.

ACTIVE SMALL CAP CORE: Aristotle Capital Boston, LLC ("Aristotle Boston") manages the portion of the fund's assets allocated to the Active Small Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the U.S. As of December 31, 2015, the market capitalization of companies included in the Russell 2000 Index ranged from $15 million to $6.418 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

Under normal circumstances, Aristotle Boston will seek to invest the Sub-strategy's assets in the common stock of companies with market capitalization between $200 million and $2 billion that Aristotle Boston believes have the potential for appreciation and that appear to be trading below their intrinsic value. Typically, Aristotle Boston will target a holdings range for the Sub-strategy between 80 and 120 companies.


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Aristotle Boston generally focuses on bottom-up fundamental analysis with a long-term perspective in an attempt to identify companies showing what Aristotle Boston believes to be a high probability of improving their future rate of growth and profitability. Security selection is integral to Aristotle Boston's portfolio management process. Potential business investment candidates are initially screened to possess a market capitalization between $200 million and $2 billion at time of purchase. The Aristotle Boston investment team then utilizes quantitative screens to narrow down the universe for in-depth analysis utilizing Aristotle Boston's proprietary research process.

The majority of the research process is concerned with qualitative bottom-up analysis on an individual company basis. A core component of the research process is a focus on due diligence meetings with a variety of subjects each year. These include meetings with current investments, potential candidates, potential investment targets, peers, competitors, suppliers, customers, industry conferences, on-site visits and channel checks. The Sub-strategy targets companies where Aristotle Boston's investment team believes there is a significant discount between current security share price and the intrinsic value for the business over a projected period of time. As part of this process, the investment team looks at a company's historic absolute valuation range, as well as its valuation relative to the broader market and relative to a peer group.

Aristotle Boston considers selling a security when it has appreciated to its predetermined sell target, with no significant fundamental changes that would warrant sell target adjustment; when fundamentals have deteriorated and hence the stock no longer offers attractive upside; and/or when the investment team has identified a more favorable investment opportunity, whose risk-reward ratio is compelling enough to more than offset the transaction costs required to implement the change.

ACTIVE MICRO CAP CORE: PENN Capital Management Company, Inc. ("PENN Capital") manages the portion of the fund's assets allocated to the Active Micro Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell Microcap Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell Microcap Index is a free float-adjusted capitalization-weighted index that consists of the smallest 1,000 securities in the small-cap Russell 2000 Index, plus the next 1,000 smallest eligible securities by market cap. As of December 31, 2015, the market capitalization of companies included in the Russell Microcap Index ranged from $5 million to $2.338 billion. The Russell Microcap Index is reconstituted annually.

Under normal circumstances, PENN Capital will seek to invest the Sub-strategy's assets principally in the common stock of micro capitalization companies, which PENN Capital defines either as (a) companies with a market capitalization of $1 billion or less, or (b) companies whose market capitalization is equal to or less than the market capitalization of the largest company in the Russell Microcap Index, whichever is greater.

PENN Capital generally intends to invest in up to 150 securities identified by its fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include enterprise value to cash flow (which takes into account the entire capital structure of a company and is used to help determine the private market value assumption of a company), price relative to free cash flow, price to earnings, price to book, total return potential, assessing the balance sheet, and valuation of hidden assets. Qualitative measures include evaluation of management, identification of market leaders within industries, identification of near term catalysts for appreciation, and due-diligence research regarding customers, competitors, suppliers and industry experts.

PENN Capital may sell securities for a variety of reasons, such as when a security's price target has been achieved, its relative value can no longer be confirmed, the reason it was purchased was never realized, a



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negative change in the industry or fundamentals of its issuer occurs or is expected to occur, its liquidity outlook weakens or there is a change in the issuer's management, among other reasons.

KP INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The KP International Equity Fund seeks long-term capital appreciation primarily through investments in a diversified portfolio of non-U.S. equity securities.

INVESTMENT STRATEGY

Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. For purposes of the fund's 80% policy, equity securities consist of common stocks, depositary receipts, and derivatives with economic characteristics similar to equity securities. The fund currently intends to invest primarily in the equity markets listed in the MSCI All Country World ex-US Index (the "MSCI ACWI ex-US Index"), and may invest more than 25% of its net assets in each of Europe (including the United Kingdom) and Asia (including Japan). The fund may invest in companies of any size. The fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the fund's investment objective, the Adviser considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The fund principally invests in securities issued by foreign issuers.

The fund uses a "multi-manager" approach, whereby the Adviser allocates the fund's assets among a number of sub-advisers with differing Sub-strategies. The Adviser determines the target Sub-strategy allocation for the fund, identifies sub-advisers to manage the fund's assets according to those Sub-strategies, and allocates fund assets among sub-advisers to maintain the fund's target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the fund's assets allocated to it under the general supervision of the Adviser. Each of the four Sub-strategies is described below:

PASSIVE INTERNATIONAL EQUITY: SSGA FM manages the portion of the fund's assets allocated to the Passive International Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI Europe, Australasia, Far East Index (the "MSCI EAFE Index"). The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities of companies included in the MSCI EAFE Index, including depositary receipts of such companies, and futures contracts that are designed to track the MSCI EAFE Index.

SSGA FM seeks to replicate the returns of the MSCI EAFE Index by investing in the constituent securities of the MSCI EAFE Index in approximately their MSCI EAFE Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those


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weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the MSCI EAFE Index in proportions expected to replicate generally the performance of the MSCI EAFE Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI EAFE Index.

SSGA FM may sell stocks that are represented in the MSCI EAFE Index, or purchase stocks that are not yet represented in the MSCI EAFE Index, in anticipation of their removal from or addition to the MSCI EAFE Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI EAFE Index. SSGA FM might do so in order to increase the fund's investment exposure pending investment of cash in the stocks comprising the MSCI EAFE Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the MSCI EAFE Index in situations where it intends to sell a portion of the stocks in the fund's portfolio but the sale has not yet been completed. SSGA FM may also enter into forward foreign currency exchange contracts in an attempt to match the MSCI EAFE Index's currency exposures.

ACTIVE INTERNATIONAL EQUITY #1: MFS manages the portion of the fund's assets allocated to the Active International Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, MFS will seek to invest a substantial portion of the Sub-strategy's assets in common stocks issued by companies in the MSCI ACWI ex-US Index and depositary receipts comprised of such common stock, including companies in emerging markets. MFS may invest a large percentage of the Sub-strategy's assets in issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Sub-strategy, MFS is not constrained to any particular investment style. MFS may invest the Sub-strategy's assets in the securities of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the securities of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses a bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

ACTIVE INTERNATIONAL EQUITY #2: Marathon Asset Management LLP ("Marathon-London") manages the portion of the fund's assets allocated to the Active International Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI ACWI ex-US Index (net of dividends and withholding taxes) over a full market cycle (net of all fees and expenses). No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 45 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.


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Under normal circumstances, Marathon-London will seek to invest the
Sub-strategy's assets in the common stocks of foreign companies in the MSCI ACWI ex-US Index, including companies in emerging markets.

Marathon-London's investment philosophy is based on its "capital cycle" approach to investment, which guides Marathon-London to invest in stocks in industries where consolidation has occurred and return on investment is expected to rise and/or where barriers to entry exist that may allow elevated return on investment to persist for longer than the market expects. In addition, Marathon-London believes that the assessment of management and how management responds to incentives and the forces of the capital cycle is critical to the performance of the company's stock. Given the long-term nature of the capital cycle, Marathon-London's investment ideas generally require, by industry standards, long stock holding periods.

Marathon-London may sell a security when it has reached its estimated target price (based on Marathon-London's valuation work) or when there is a material shift in the capital cycle, deterioration in anticipated return on invested capital, a shift in management's attitude toward shareholders, outperformance relative to a sector or market, or if further information or analysis reveals the original rationale to be flawed.

ACTIVE EMERGING MARKETS EQUITY: Acadian Asset Management LLC ("Acadian") manages the portion of the fund's assets allocated to the Active Emerging Markets Equity Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI Emerging Markets Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 23 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, Acadian will seek to invest the Sub-strategy's assets primarily in stocks of foreign companies and depositary receipts. Acadian intends to invest primarily in the securities of foreign companies located in emerging markets, which Acadian considers to be companies that: have their principal securities trading market in an emerging market country; alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; or are organized under the laws of, and have a principal office in, an emerging country. Acadian considers an "emerging market country" to be any country in the MSCI Emerging Markets Index.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio's current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian's objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.


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KP FIXED INCOME FUND

INVESTMENT OBJECTIVE

The KP Fixed Income Fund seeks to provide current income consistent with the preservation of capital.

INVESTMENT STRATEGY

Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. For purposes of the fund's 80% policy, fixed income securities consist of corporate bonds issued by U.S. and foreign companies; residential and commercial mortgage-backed securities and other asset-backed securities; mortgage dollar rolls; debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; taxable municipal securities; commercial paper issued by U.S. and foreign companies; convertible bonds; senior, second lien and subordinated floating rate loans; floating rate debt securities; and derivatives with economic characteristics similar to fixed income securities. The fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. The fund currently intends to invest more than 25% of its net assets in U.S. government securities. The fund principally invests in securities issued by domestic and foreign issuers.

The fund may invest in both investment-grade and high yield securities (also known as "junk bonds"). Investment grade securities are generally considered to be those rated Baa3 or better by Moody's Investor Services, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"). High yield securities are those securities rated C through Ba1 by Moody's or equivalently rated by S&P and Fitch, which are lower than investment grade. The fund may invest in high yield securities of any credit rating. The fund may also invest in unrated securities which are determined by the Adviser or a sub-adviser, as appropriate, to be of comparable quality. The Fund may invest in fixed income securities of any maturity or duration.

The fund uses a "multi-manager" approach, whereby the Adviser allocates the fund's assets among a number of sub-advisers with differing Sub-strategies. The Adviser determines the target Sub-strategy allocation for the fund, identifies sub-advisers to manage the fund's assets according to those Sub-strategies, and allocates fund assets among sub-advisers to maintain the fund's target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on the Adviser's view regarding their expected contribution to excess return, ongoing performance, investment processes, resources and personnel, organization stability and robust operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the fund's assets allocated to it under the general supervision of the Adviser. Each of the four Sub-strategies is described below:

PASSIVE INTERMEDIATE FIXED INCOME: SSGA FM manages the portion of the fund's assets allocated to the Passive Intermediate Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Barclays Intermediate Government/Credit Index (the "Barclays Intermediate G/C Index"). This index is a market-weighted index comprised of intermediate duration U.S. dollar denominated, investment grade, fixed-rate, taxable bonds, including U.S. Treasury and government-related, corporate, credit and agency fixed rate debt securities.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities that are included in the Barclays Intermediate G/C Index.


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SSGA FM will employ a stratified sampling approach to build a portfolio whose broad characteristics, including duration, yield, credit quality, and sector weights, match those of the Barclays Intermediate G/C Index. This strategy is commonly referred to as an indexing strategy. The Sub-strategy's portfolio securities may differ from those of the Barclays Intermediate G/C Index, and the Sub-strategy may not track the performance of the Barclays Intermediate G/C Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Sub-strategy, and differences between how and when the Sub-strategy and the Barclays Intermediate G/C Index are valued. SSGA FM may sell a security pursuant to changes in the Barclays Intermediate Credit Index composition and for routine portfolio rebalancing.

ACTIVE CORE FIXED INCOME: Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages the portion of the fund's assets allocated to the Active Core Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Barclays US Aggregate Index consistently over time. No assurances can be given that this objective will be achieved. The Barclays US Aggregate Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Under normal circumstances, Loomis Sayles will seek to invest the Sub-strategy's assets in the following U.S. dollar-denominated, investment grade, fixed income securities: debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities; corporate bonds issued by U.S. and foreign companies; taxable municipal securities; residential and commercial mortgage-backed securities and other asset-backed securities; and mortgage dollar rolls.

Loomis Sayles' investment philosophy focuses on research-driven, relative value investing on a risk-adjusted basis, adding value primarily through security selection while continually managing risk in the portfolio. Duration is typically kept within 10% of the Barclays US Aggregate Bond Index. The investment strategy has a bias for bonds that are liquid, or can be traded readily in the markets. The portfolio may include up to 5% of its value in bonds whose credit quality is rated below investment grade, although Loomis Sayles typically views these bonds as having similar credit quality to investment grade. Typically, Loomis Sayles will sell a security when it reaches its target level of valuation, there has been a change in fundamental credit quality that is not reflected in the current price, or Loomis Sayles is trimming overall risk in the portfolio.

EMERGING MARKETS FIXED INCOME: Payden & Rygel manages the portion of the fund's assets allocated to the Emerging Markets Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to outperform the JP Morgan Global Diversified Emerging Markets Bond Index (the "JPM EMBI Index") consistently over time. No assurances can be given that this objective will be achieved. The JPM EMBI Index tracks total returns for traded external debt instruments from emerging markets countries including Brady Bonds, loans, and Eurobonds with an outstanding face value of at least $500 million. It is designed to be a broad measure of the performance of the emerging market debt market.

Under normal circumstances, Payden & Rygel will invest the Sub-strategy's assets in a wide variety of fixed income instruments and income-producing securities, including: (1) debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) convertible bonds and preferred stock. A substantial portion of the above fixed income instruments will likely be issued by issuers organized or headquartered in emerging market countries. Payden & Rygel considers an emerging market country to be a country which the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing market. Payden & Rygel may invest up to 20% of the Sub-strategy's assets in other debt securities, including those of issuers located in countries with developed securities markets. Payden & Rygel may also buy the following derivatives: interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts, and may also sell credit default swaps. Interest rate swaps may be used to hedge positions and enhance returns, while securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts may be used primarily to enhance Fund returns and manage overall risk.

Payden & Rygel utilizes a top-down process focusing on sovereign risk analysis followed by bottom-up security selection, analyzing the universe of emerging markets debt instruments including hard and local currencies. Payden & Rygel targets countries that are identified through extensive analysis of their macroeconomic variables, sovereign credit ratios, political stability, and the quality of the country's business environment. Sovereign risk analysis is based on fundamental country research and quantitative analysis of macroeconomic data. Security selection includes quantitative analysis of yield curves and spread relationships, as well as fundamental credit research conducted by a dedicated team of global credit analysts. Any change in Payden & Rygel's view of a position's fundamentals or relative value can lead to a decision to sell the position.

ACTIVE SENIOR LOANS: Credit Suisse Asset Management, LLC ("Credit Suisse") manages the portion of the fund's assets allocated to the Active Senior Loan Sub-strategy. The primary objective for the Sub-strategy is to out-perform the S&P/LSTA Leveraged Loan Index Total Return over a full market cycle. No assurances can be given that this objective will be achieved. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Loans held in the index must be senior secured, have a minimum initial term of one year and a minimum initial spread of 125 basis points over LIBOR, be U.S. dollar denominated and have a par amount outstanding of $50 million or greater.

Under normal circumstances, Credit Suisse will seek to invest the Sub-strategy's assets primarily in high yield, fixed income securities (commonly referred to as "junk bonds"). The high yield, fixed income securities in which the fund will invest will consist entirely of senior secured floating rate loans ("Senior Loans") issued by non-investment-grade companies and principally include floating rate loans and notes, high yield corporate bonds and notes, convertible bonds and preferred stocks and equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the fund invests have below-investment-grade credit ratings and therefore are considered speculative because of the significant credit risk of their issuers. Credit Suisse may invest up to 25% of the Sub-strategy's assets in securities of non-U.S. issuers. Credit Suisse seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the fund based on an analysis of individual issuers and the general business conditions affecting them. The fund generally will not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below by Moody's Investor Services ("Moody's") and CC or below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.) but may continue to hold securities which are subsequently downgraded.

UNAFFILIATED UNDERLYING FUNDS

UNAFFILIATED COMMODITY STRATEGY FUND

INVESTMENT OBJECTIVE

The fund seeks total return consisting of capital appreciation and current income.

INVESTMENT STRATEGY

The fund seeks to achieve its investment objective by generally investing in a universe of commodity-linked derivative instruments and fixed income investments. The fund gains exposure to commodities markets by investing in derivative instruments, such as commodity-linked structured notes and commodity index-linked structured notes, in swap agreements, and/or in other commodity-linked instruments (such as futures contracts on individual commodities or commodity indices). The fund may invest up to 25% of its total assets in a wholly-owned subsidiary formed in the Cayman Islands, which has the same investment objective as the fund and has a strategy of investing in derivative instruments, such as commodity-linked swap agreements and other commodity-linked instruments, futures contracts on individual commodities or commodity indices, and options on these instruments. The fund, directly and/or through its investment in the subsidiary, expects to use such derivatives extensively as part of its investment strategy. The fund's investment adviser expects that most fixed income investments will be made in the obligations of issuers that are located in developed countries, but anticipates investing in issuers located in emerging markets as well.

The fund's investments may include foreign securities denominated in foreign currencies. The fund may hedge such currency exposure by entering into foreign forward currency contracts. The fund also may enter into credit default swaps to hedge its credit exposure, gain market or issuer exposure without owning the underlying securities, or increase the fund's expected total return. The fund may also use futures contracts and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the fund.

The fund is "non-diversified," which means that it may invest its assets in a smaller number of issuers than a diversified fund. The fund also may lend its portfolio securities to generate additional income.

UNAFFILIATED INTERNATIONAL REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE

The fund seeks to achieve long-term capital appreciation.

INVESTMENT STRATEGY

The fund, using a market capitalization weighted approach, purchases a broad and diverse set of securities of non-U.S. companies principally engaged in the real estate industry, including developed and emerging markets, with a particular focus on non-U.S. REITs and companies its investment adviser considers to be REIT-like entities. In general, the higher the relative market capitalization of a real estate company within an eligible country, the greater its representation in the fund. Under normal circumstances, at least 80% of the fund's net assets will be invested in securities of companies in the real estate industry. The fund generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity. The fund also may invest in stapled securities, where one or more of the underlying securities represents interests in a company or subsidiary in the real estate industry.

The fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuers domicile country. The fund is authorized to use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. The fund may also lend its portfolio securities to generate additional income.

UNAFFILIATED GLOBAL LISTED INFRASTRUCTURE FUND

INVESTMENT OBJECTIVE

The fund seeks total return.

INVESTMENT STRATEGY

Under normal circumstances, the fund invests at least 80% of its assets in equity securities, principally common stocks, of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, with securities listed on a national or other recognized securities exchange. The fund concentrates its investments in industries represented by infrastructure companies. The fund's investment adviser focuses on companies with a minimum market capitalization of $250 million that own physical infrastructure and which it believes are undervalued.

Under normal market conditions, the fund invests significantly in infrastructure companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S., including companies with some business activities located in emerging market countries. The fund's investment adviser generally seeks to substantially hedge foreign currency exposure in the fund back to the U.S. dollar by entering into foreign currency forward contracts, although the fund's total foreign currency exposure may not be fully hedged at all times.

Although the fund is classified as "diversified" under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

UNAFFILIATED INSTITUTIONAL FLOATING RATE FUND

INVESTMENT OBJECTIVE

The fund seeks high current income and, secondarily, capital appreciation.

INVESTMENT STRATEGY

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in floating rate loans and floating rate debt securities. Most, if not all, of the loans in which the fund invests are rated below investment-grade (below BBB or an equivalent rating) or are not rated by a major credit rating agency.

The loans held by the fund may be senior or subordinate obligations of the borrower, although the fund normally invests the majority of its assets in senior floating rate loans. Holders of subordinate loans may be paid after more senior bondholders. Loans may or may not be secured by collateral. There is no limit on the fund's investments in unsecured loans or in companies involved in bankruptcy proceedings, reorganizations, or financial restructurings.

Floating rate loans have interest rates that reset periodically (typically quarterly or monthly). The fund may acquire floating rate loans directly from a lender or through the agent of the lenders participating in the floating rate loan, as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender's floating rate loan or portion thereof.

In addition to the fund's investments in loans, the fund may invest in a variety of debt securities, such as government and agency debt obligations, and investment grade and high yield corporate bonds (or "junk" bonds). The fund may invest up to 20% of its net assets in fixed rate debt securities. The fund also may invest up to 20% of its total assets in non-U.S. dollar-denominated loans and debt securities.

UNAFFILIATED NATURAL RESOURCES FUND

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected non-resource growth companies.

INVESTMENT STRATEGY

The fund will normally invest at least two-thirds of its assets in the common stocks of natural resource companies the earnings and tangible assets of which may benefit from accelerating inflation. The fund also invests in other growth companies that the fund's investment adviser believes have strong potential for earnings growth but do not own or develop natural resources. The natural resource companies held by the fund typically own, develop, refine, service, or transport resources, including energy, metals, forest products, real estate, and other basic commodities. The fund has the discretion to deviate from its normal investment criteria, as described, and purchase securities that the fund's management believes will provide an opportunity for substantial appreciation. Up to 50% of the fund's total assets may be invested in foreign securities.

UNAFFILIATED INFLATION-PROTECTED SECURITIES FUND

INVESTMENT OBJECTIVE

The fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

INVESTMENT STRATEGY

The fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in the range of 7 to 20 years. At a minimum, all bonds purchased by the fund will be rated "investment grade" or, if unrated, will be considered by the fund's investment adviser to be investment grade.

UNAFFILIATED REIT INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.

INVESTMENT STRATEGY

The fund employs an indexing investment approach designed to track the performance of the MSCI US REIT Index. The index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs). The fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.

UNAFFILIATED SHORT-TERM BOND INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity.

INVESTMENT STRATEGY

The fund employs an indexing investment approach designed to track the performance of the Barclays Capital U.S. 1--5 Year Government/Credit Float Adjusted Index. This index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.

The fund invests by sampling the index, meaning that it holds a range of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. All of the fund's investments will be selected through the sampling process, and at least 80% of the fund's assets will be invested in bonds held in the index. The fund maintains a dollar-weighted average maturity consistent with that of the index, which generally does not exceed 3 years.

UNAFFILIATED SHORT-TERM INFLATION-PROTECTED SECURITIES FUND

INVESTMENT OBJECTIVE

The fund seeks to track the performance of a benchmark index that measures the investment return of inflation-protected public obligations of the U.S. Treasury with remaining maturities of less than 5 years.

INVESTMENT STRATEGY

The fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index. This index is a market-capitalization-weighted index that includes all inflation-protected public obligations issued by the U.S. Treasury with remaining maturities of less than 5 years.

The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the securities that make up the index, holding each security in approximately the same proportion as its weighting in the Index. The fund maintains a dollar-weighted average maturity consistent with that of the target index, which generally does not exceed 3 years.

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

The value of your investment in a Fund is based primarily on the prices of the Underlying Funds that the Fund purchases. In turn, the price of each Underlying Fund is based on the value of its assets. The prices of these assets change daily and each Underlying Fund's performance reflects the risks of investing in a particular asset class or classes. The risks described below apply to each Underlying Fund as indicated in the following table. The degree to which the risks described below apply to a particular Fund varies according to its allocation among Underlying Funds.

-----------------------------------------------------------------------------------------------------------------------
AFFILIATED UNDERLYING FUNDS                             KP LARGE CAP     KP SMALL CAP   KP INTERNATIONAL     KP FIXED
                                                        EQUITY FUND      EQUITY FUND       EQUITY FUND     INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
Allocation Risk                                               X                X                X                X
-----------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities Risk                                                                                     X
-----------------------------------------------------------------------------------------------------------------------
Below Investment Grade Securities (Junk Bonds) Risk                                                              X
-----------------------------------------------------------------------------------------------------------------------
Common Stock Risk                                             X                X                X
-----------------------------------------------------------------------------------------------------------------------
Convertible Securities and Preferred Stocks Risk              X                                                  X
-----------------------------------------------------------------------------------------------------------------------
Corporate Fixed Income Securities Risk                                                                           X
-----------------------------------------------------------------------------------------------------------------------
Credit Risk                                                                                                      X
-----------------------------------------------------------------------------------------------------------------------
Currency Risk                                                                                   X                X
-----------------------------------------------------------------------------------------------------------------------
Depositary Receipts Risk                                      X                                 X
-----------------------------------------------------------------------------------------------------------------------
Derivatives Risk                                              X                X                X                X
-----------------------------------------------------------------------------------------------------------------------
Exchange-Traded Funds (ETFs) Risk                            X
-----------------------------------------------------------------------------------------------------------------------
Extension Risk                                                                                                   X
-----------------------------------------------------------------------------------------------------------------------
Fixed Income Market Risk                                                                                         X
-----------------------------------------------------------------------------------------------------------------------
Foreign Investment/Emerging Markets Risk                      X                                 X                X
-----------------------------------------------------------------------------------------------------------------------
Foreign Sovereign Debt Securities Risk                                                                           X
-----------------------------------------------------------------------------------------------------------------------
Forward Contracts Risk                                        X                X                X                X
-----------------------------------------------------------------------------------------------------------------------
Futures Contracts Risk                                                                          X                X
-----------------------------------------------------------------------------------------------------------------------
Geographic Concentration Risk                                                                   X
-----------------------------------------------------------------------------------------------------------------------
Growth Investing Risk                                         X                X                X
-----------------------------------------------------------------------------------------------------------------------
Interest Rate Risk                                                                                               X
-----------------------------------------------------------------------------------------------------------------------
Investment in Europe Risk                                                                       X
-----------------------------------------------------------------------------------------------------------------------
Investment in Japan Risk                                                                        X
-----------------------------------------------------------------------------------------------------------------------
Investment Style Risk                                         X                X                X                X
-----------------------------------------------------------------------------------------------------------------------
Liquidity Risk                                                X                X                X                X
-----------------------------------------------------------------------------------------------------------------------
Market Risk                                                   X                X                X                X
-----------------------------------------------------------------------------------------------------------------------
Model and Data Risk                                           X
-----------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities Risk                                                                                  X
-----------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                                                                                            X
-----------------------------------------------------------------------------------------------------------------------
Multi-Manager Risk                                            X                X               X                 X
-----------------------------------------------------------------------------------------------------------------------
Municipal Securities Risk                                                                                        X
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Risk                                                        X                                 X
-----------------------------------------------------------------------------------------------------------------------
Prepayment Risk                                                                                                  X
-----------------------------------------------------------------------------------------------------------------------
Rights and Warrants Risk                                     X
-----------------------------------------------------------------------------------------------------------------------
Senior Loans/Bank Loans Risk                                                                                     X
-----------------------------------------------------------------------------------------------------------------------
Small and Medium Capitalization Companies Risk                                 X               X
-----------------------------------------------------------------------------------------------------------------------
Structured Notes Risk                                                                                            X
-----------------------------------------------------------------------------------------------------------------------
Swap Agreements Risk                                                                                             X
-----------------------------------------------------------------------------------------------------------------------
Tracking Error Risk                                           X                X               X                 X
-----------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Risk                                                                                  X
-----------------------------------------------------------------------------------------------------------------------
Value Investing Risk                                          X                X               X
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
UNAFFILIATED             UNAFFILIATED    UNAFFILIATED     UNAFFILIATED    UNAFFILIATED    UNAFFILIATED
UNDERLYING FUNDS          COMMODITY     INTERNATIONAL        GLOBAL       INSTITUTIONAL     NATURAL
                          STRATEGY          REAL             LISTED         FLOATING       RESOURCES
                            FUND           ESTATE       INFRASTRUCTURE        RATE           FUND
                                         SECURITIES           FUND            FUND
                                            FUND
--------------------------------------------------------------------------------------------------------
Below Investment Grade                                                          X
Securities (Junk Bonds)
Risk
--------------------------------------------------------------------------------------------------------
Call Risk                    X
--------------------------------------------------------------------------------------------------------
Commodity Focus              X
Risk
--------------------------------------------------------------------------------------------------------
Commodity-Linked             X
Equities Risk
--------------------------------------------------------------------------------------------------------
Common Stock Risk                             X                X                               X
--------------------------------------------------------------------------------------------------------
Concentration Risk                                             X
--------------------------------------------------------------------------------------------------------
Convertible                                   X
Securities and
Preferred Stocks Risk
--------------------------------------------------------------------------------------------------------
Corporate Fixed              X
Income Securities
Risk
--------------------------------------------------------------------------------------------------------
Credit Risk                  X                                                  X
--------------------------------------------------------------------------------------------------------
Currency Risk                X                X                X
--------------------------------------------------------------------------------------------------------
Depositary Receipts                           X
Risk
--------------------------------------------------------------------------------------------------------
Derivatives Risk             X                X                X                X              X
--------------------------------------------------------------------------------------------------------
Fixed Income Market          X                                                  X
Risk
--------------------------------------------------------------------------------------------------------
Foreign                      X                X                X                X              X
Investment/Emerging
Markets Risk
--------------------------------------------------------------------------------------------------------
Foreign Sovereign            X
Debt Securities Risk
--------------------------------------------------------------------------------------------------------
Forward Contracts            X                                 X
Risk
--------------------------------------------------------------------------------------------------------
Futures Contracts            X
Risk
--------------------------------------------------------------------------------------------------------
Impairment of                                                                   X
Collateral Risk
--------------------------------------------------------------------------------------------------------
Income Fluctuations
Risk
--------------------------------------------------------------------------------------------------------
Infrastructure-Related                                         X
Company Risk
--------------------------------------------------------------------------------------------------------
Interest Rate Risk           X                X                                 X
--------------------------------------------------------------------------------------------------------
Investment in                X
Subsidiary Risk
--------------------------------------------------------------------------------------------------------
Investment Style Risk        X                X                X                X              X
--------------------------------------------------------------------------------------------------------
Leverage Risk                X                                 X
--------------------------------------------------------------------------------------------------------
Liquidity Risk               X                                                  X
--------------------------------------------------------------------------------------------------------
Market Risk                  X                X                X                X              X
--------------------------------------------------------------------------------------------------------
Natural Resources                                                                              X
Industry Risk
--------------------------------------------------------------------------------------------------------
Non-Diversification/         X                                 X
Focused Investing Risk
--------------------------------------------------------------------------------------------------------
Portfolio Turnover                                             X
Risk
--------------------------------------------------------------------------------------------------------
Prepayment Risk              X                                                  X
--------------------------------------------------------------------------------------------------------
Real Estate Industry                          X
Risk
--------------------------------------------------------------------------------------------------------
Regulatory Risk              X                X                X               X               X
--------------------------------------------------------------------------------------------------------
REITs Risk                                    X
--------------------------------------------------------------------------------------------------------
Securities Lending           X                X
Risk
--------------------------------------------------------------------------------------------------------
Senior Loans/Bank                                                              X
Loans Risk
--------------------------------------------------------------------------------------------------------
Small and Medium                              X                X
Capitalization
Companies Risk
--------------------------------------------------------------------------------------------------------
Structured Notes Risk        X
--------------------------------------------------------------------------------------------------------
Swap Agreements              X
Risk
--------------------------------------------------------------------------------------------------------
Tax Risk                     X
--------------------------------------------------------------------------------------------------------
Tracking Error Risk
--------------------------------------------------------------------------------------------------------
U.S. Government              X
Securities Risk
--------------------------------------------------------------------------------------------------------
Valuation Risk               X
--------------------------------------------------------------------------------------------------------
Value Investing Risk                                           X
--------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
UNAFFILIATED                UNAFFILIATED   UNAFFILIATED   UNAFFILIATED     UNAFFILIATED
UNDERLYING FUNDS              INFLATION        REIT           SHORT         SHORT-TERM
                              PROTECTED        INDEX          TERM          INFLATION-
                              SECURITIES       FUND           BOND          PROTECTED
                                 FUND                         INDEX         SECURITIES
                                                              FUND             FUND
----------------------------------------------------------------------------------------
Below Investment Grade
Securities (Junk Bonds)
Risk
----------------------------------------------------------------------------------------
Call Risk
----------------------------------------------------------------------------------------
Commodity Focus
Risk
----------------------------------------------------------------------------------------
Commodity-Linked
Equities Risk
----------------------------------------------------------------------------------------
Common Stock Risk                                X
----------------------------------------------------------------------------------------
Concentration Risk                               X
----------------------------------------------------------------------------------------
Convertible
Securities and
Preferred Stocks Risk
----------------------------------------------------------------------------------------
Corporate Fixed
Income Securities
Risk
----------------------------------------------------------------------------------------
Credit Risk                                                    X
----------------------------------------------------------------------------------------
Currency Risk
----------------------------------------------------------------------------------------
Depositary Receipts
Risk
----------------------------------------------------------------------------------------
Derivatives Risk
----------------------------------------------------------------------------------------
Fixed Income Market                X                           X
Risk
----------------------------------------------------------------------------------------
Foreign
Investment/Emerging
Markets Risk
----------------------------------------------------------------------------------------
Foreign Sovereign
Debt Securities Risk
----------------------------------------------------------------------------------------
Forward Contracts
Risk
----------------------------------------------------------------------------------------
Futures Contracts
Risk
----------------------------------------------------------------------------------------
Impairment of
Collateral Risk
----------------------------------------------------------------------------------------
Income Fluctuations                X                                            X
Risk
----------------------------------------------------------------------------------------
Infrastructure-Related
Company Risk
----------------------------------------------------------------------------------------
Interest Rate Risk                 X             X             X                X
----------------------------------------------------------------------------------------
Investment in
Subsidiary Risk
----------------------------------------------------------------------------------------
Investment Style Risk              X             X             X
----------------------------------------------------------------------------------------
Leverage Risk
----------------------------------------------------------------------------------------
Liquidity Risk
----------------------------------------------------------------------------------------
Market Risk                        X             X             X                X
----------------------------------------------------------------------------------------
Natural Resources
Industry Risk
----------------------------------------------------------------------------------------
Non-Diversification/
Focused Investing Risk
----------------------------------------------------------------------------------------
Portfolio Turnover
Risk
----------------------------------------------------------------------------------------
Prepayment Risk
----------------------------------------------------------------------------------------
Real Estate Industry
Risk
----------------------------------------------------------------------------------------
Regulatory Risk                   X              X             X                X
----------------------------------------------------------------------------------------
REITs Risk                                       X
----------------------------------------------------------------------------------------
Securities Lending
Risk
----------------------------------------------------------------------------------------
Senior Loans/Bank
Loans Risk
----------------------------------------------------------------------------------------
Small and Medium
Capitalization
Companies Risk
----------------------------------------------------------------------------------------
Structured Notes Risk
----------------------------------------------------------------------------------------
Swap Agreements
Risk
----------------------------------------------------------------------------------------
Tax Risk
----------------------------------------------------------------------------------------
Tracking Error Risk                               X            X
----------------------------------------------------------------------------------------
U.S. Government
Securities Risk
----------------------------------------------------------------------------------------
Valuation Risk
----------------------------------------------------------------------------------------
Value Investing Risk
----------------------------------------------------------------------------------------

ALLOCATION RISK -- Pursuant to their investment objectives, certain Underlying Funds' assets will be allocated to various sub-strategies. Depending on the investment program of a particular sub-strategy and its sub-adviser, the sub-strategy may invest in a wide range of investments ranging from stocks and corporate bonds issued by domestic and foreign companies of all sizes in diverse industries, government bonds from developed and emerging countries, other fixed and floating rate debt securities and derivatives, among other investments. Further, each sub-strategy may be managed pursuant to a particular investment style, such as growth, value or indexing. Given the various investment styles it can choose from in determining which sub-strategies to which to allocate an Underlying Fund's assets, and the wide scope of the many investments a sub-adviser can make for a particular sub-strategy, an adviser could be wrong in determining the combination of investments, sub-strategies or sub-advisers that produce good returns under changing market conditions. The Underlying Funds could miss attractive investment opportunities if an adviser underweights allocations to sub-strategies that invest in markets that subsequently experience significant returns and could lose value if the adviser overweights allocations to sub-strategies that invest in markets that subsequently experience significant declines.

ASSET-BACKED SECURITIES RISK -- Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, an Underlying Fund will be unable to possess and sell the underlying collateral and that the Underlying Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Below investment grade securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

CALL RISK -- Issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. An Underlying Fund may be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Underlying Fund's income. Bonds may be called due to falling interest rates or non-economical circumstances.

COMMODITY FOCUS RISK -- An Underlying Fund may be exposed, from time to time, to the performance of a small number of commodity sectors (for example, energy, metals or agricultural), which may represent a large portion of the Underlying Fund. As a result, the Underlying Fund may be subject to greater volatility than if the Underlying Fund were more broadly diversified among commodity sectors.

COMMODITY-LINKED EQUITIES RISK -- Investments in commodity-linked equities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equities will not necessarily reflect changes in the price of commodities. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. In fact, commodity-related equities may actually have a higher correlation to movement in equities than the commodity market.

COMMON STOCK RISK -- The price of common stocks may fall over short or extended periods of time. Common stock prices are sensitive to general movements in the equity markets, and a drop in the equity markets may cause the price of common stocks held by the Fund to decrease in value. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of common stock issued by such companies may suffer a decline in response. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

CONCENTRATION RISK -- If an Underlying Fund is concentrated in a particular industry or group of industries (that is, invests more than 25% of its assets in such industry or industries), events that affect such industry or industries will have a greater effect on the Underlying Fund than they would on a fund that is more widely diversified among a number of unrelated industries.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS RISK -- Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or are not rated and are subject to credit risk and prepayment risk, which are discussed below.

CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

CREDIT RISK -- Credit risk is the risk that a decline in the credit quality of an investment could cause an Underlying Fund to lose money. An Underlying Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

CURRENCY RISK -- Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons,


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including changes in interest rates, intervention (or failure to intervene) by
U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to an Underlying Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject an Underlying Fund to additional risks and the value of the Underlying Fund's investments denominated in foreign currencies may fluctuate in response to broader macroeconomic risks than if the Underlying Fund invested only in equity securities.

DEPOSITARY RECEIPTS RISK -- American Depositary Receipts (ADRs) are dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Global Depositary Receipts (GDRs) are similar to ADRs but represent shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets and GDRs, many of which represent shares issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

DERIVATIVES RISK -- Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts, credit-linked notes and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by an Underlying Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for an Underlying Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to an Underlying Fund will cause the value of an investment in the Underlying Fund to decrease. Forward Contracts Risk, Futures Risk, and Swap Agreements Risk are each discussed below in further detail.

EQUITY MARKETS RISK -- Because certain Underlying Funds will significantly invest in equity securities, those Underlying Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of an Underlying Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in such Underlying Funds.

EXCHANGE-TRADED FUNDS ("ETFS") RISK -- ETFs are investment companies whose shares are bought and sold on a securities exchange. The risks of owning shares of an ETF generally reflect the same risks as owning the underlying securities that the ETF is designed to track. Supply and demand for shares of an ETF or market disruptions may cause the ETF to trade at a premium or discount to the net asset value of its investments. By investing in an ETF, an Underlying Fund indirectly bears the proportionate share of


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any fees and expenses of the ETF in addition to the fees and expenses that the
Underlying Fund and its shareholders directly bear in connection with the Underlying Fund's operations.

EXTENSION RISK -- Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, an Underlying Fund may exhibit additional volatility.

FIXED INCOME MARKET RISK -- The prices of an Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, an Underlying Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Current market conditions may pose heightened risks for an Underlying Fund. While the U.S. is experiencing historically low interest rates, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by an Underlying Fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, an Underlying Fund's value may fluctuate and/or an Underlying Fund may experience increased redemptions from shareholders, which may impact an Underlying Fund's liquidity or force an Underlying Fund to sell securities into a declining or illiquid market.

FOREIGN INVESTMENT/EMERGING MARKETS RISK -- Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an Underlying Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Securities of foreign issuers may not be registered with the SEC and foreign issuers are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by an Underlying Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio.

An emerging market country is any country determined by an Underlying Fund's investment adviser to have an emerging market economy. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to


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obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an Underlying Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

FORWARD CONTRACTS RISK -- A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for an Underlying Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and
(iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forward contracts are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section. Forward currency contracts are also subject to currency risk, which is described elsewhere in this section.

FUTURES CONTRACTS RISK -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk;
(ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, an Underlying Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Liquidity risk is further described elsewhere in this section.

GROWTH INVESTING RISK -- Certain Underlying Funds may invest in securities of companies that their adviser or sub-adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer. In addition, these may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.


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IMPAIRMENT OF COLLATERAL RISK -- The value of collateral securing a floating rate loan may decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. An Underlying Fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

INFRASTRUCTURE-RELATED COMPANY RISK -- An Underlying Fund that concentrates its investments in infrastructure-related companies has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure assets.

INTEREST RATE RISK -- Interest rate risk is the risk that an Underlying Fund's yields will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities, including U.S. Government securities, in which an Underlying Fund invests, while a fall in interest rates typically causes a rise in values of such securities.

INVESTMENT IN EUROPE RISK -- An Underlying Fund may invest in securities of European issuers. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union ("EU") or debt restructuring. Assistance given to an EU member state may be dependent on a country's implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of high yield securities issued by European issuers and therefore may adversely affect an Underlying Fund and its investments in such securities.


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INVESTMENT IN JAPAN RISK -- The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis.

INVESTMENT IN SUBSIDIARY RISK -- Certain Underlying Funds may invest a portion of their assets in wholly-owned subsidiaries organized under the laws of a country other than U.S., such as the Cayman Islands. Such a subsidiary would not be registered under the 1940 Act and, unless otherwise noted in the Underlying Fund's prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, an Underlying Fund, as an investor in the subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the U.S. and/or the country under whose laws the subsidiary was organized could result in the inability of the Underlying Fund and/or the subsidiary to operate as intended and could negatively affect the Underlying Fund and its shareholders.

INVESTMENT STYLE RISK -- Investment style risk is the risk that an Underlying Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as whole.

LEVERAGE RISK -- Certain Underlying Fund transactions, such as derivatives, reverse repurchase agreements and loans of portfolio securities, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on an Underlying Fund's share price and make the Underlying Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Underlying Fund's portfolio securities. The use of leverage may also cause an Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIQUIDITY RISK -- Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. An Underlying Fund's investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

MARKET RISK -- The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

MODEL AND DATA RISK -- Quantitative models and information, and data supplied by third parties ("Models and Data"), are used to construct sets of transactions and investments, and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose an Underlying Fund to potential risks. For example, by relying on Models and Data, an Underlying Fund may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. An Underlying Fund that uses quantitative models bears the risk that the quantitative models used will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Underlying Funds to achieve their investment objectives.

Some of the models used for an Underlying Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-


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probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for an Underlying Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, "model prices" will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future.

MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of an Underlying Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Underlying Fund.

The privately issued mortgage-backed securities in which an Underlying Fund invests may not be issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, with respect to these mortgage-backed securities, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to an Underlying Fund and affect its share price.

MORTGAGE DOLLAR ROLLS RISK -- An Underlying Fund may invest in mortgage dollar rolls, which are transactions in which the Underlying Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, an Underlying Fund forgoes principal and interest paid on such securities. An Underlying Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, an Underlying Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by an Underlying Fund to buy a security. If the broker-dealer to whom an Underlying Fund sells the security becomes insolvent, the Underlying Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security an Underlying Fund is required to repurchase may be worth less than the security that the Underlying Fund originally held.

MULTI-MANAGER RISK -- An Underlying Fund's adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the


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Underlying Fund's assets among sub-advisers to enhance the return that would typically be expected of any one management style. While an Underlying Fund's adviser monitors the investments of each sub-adviser and monitors the overall management of the Underlying Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of an Underlying Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

MUNICIPAL SECURITIES RISK -- Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of an Underlying Fund's holdings. As a result, an Underlying Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not invest in municipal obligations to the same degree as the Underlying Fund. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by an Underlying Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Underlying Fund's securities.

NATURAL RESOURCES INDUSTRY RISK -- If an Underlying Fund that focuses its investment in securities of companies in the natural resources industries, events that affect the natural resources industries will have a greater effect on the Underlying Fund than they would on a fund that is more widely diversified among a number of unrelated industries. Such factors include warehousing and delivery constraints, changes in supply and demand dynamics, a potential lack of fungibility, weather, monetary and currency exchange processes, domestic and foreign political and economic events and policies, disease, technological developments, and changes in interest rates. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Underlying Fund.

NON-DIVERSIFICATION/FOCUSED INVESTING RISK -- An Underlying Fund that is non-diversified may invest in the securities of relatively few issuers. As a result, an Underlying Fund that is non-diversified or that is diversified but invests in the securities of a fewer number of issuers than other diversified funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK -- Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PREPAYMENT RISK -- Certain Underlying Funds' investments in fixed income securities are subject to prepayment risk. With declining interest rates, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Underlying Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Underlying Fund.

REAL ESTATE INDUSTRY RISK -- An Underlying Fund's investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real


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estate. Risks commonly associated with the direct ownership of real estate include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, lack of ability to access the creditor capital markets, overbuilding, extended vacancies of properties, defaults by borrowers or tenants (particularly during an economic downturn), increasing competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from clean-ups of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in market and sub-market values and the appeal of properties to tenants, and changes in interest rates. In addition to these risks, real estate investment trusts ("REITs") and real estate operating companies ("REOCs") are dependent on specialized management skills and some REITs and REOCs may have investments in relatively few properties, or in a small geographic area or in a single type of property. These factors may increase the volatility of the Fund's investments in REITs or REOCs. Risk associated with investment in REITs is further discussed below.

REGULATORY RISK -- Governments, agencies, or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or an Underlying Fund's performance.

REITS RISK -- REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through an Underlying Fund, shareholders will not only bear the proportionate share of the expenses of the Underlying Fund, but will also, indirectly, bear similar expenses of underlying REITs. The Underlying Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

RIGHTS AND WARRANTS RISK -- The holder of a right or warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the right or warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such right or warrant.

SECURITIES LENDING RISK -- An Underlying Fund may lend its securities to certain financial institutions in an attempt to earn additional income. When an Underlying Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Underlying Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. An Underlying Fund that lends its securities may pay lending fees to a party arranging the loan.

SENIOR LOANS/BANK LOANS RISK: Senior loans have the most senior position in a borrower's capital structure or share this position with other senior debt securities of the borrower, thereby giving the senior loan holders a priority claim on all or a portion of a borrower's assets in the event of default. Senior loans generally are negotiated between a borrower and one or more financial institution lenders which generally are represented by an agent bank responsible for negotiating the terms and conditions of the loan. An


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Underlying Fund may invest in senior loans by acting as one of the group of original lenders. An Underlying Fund may also participate in senior loans by purchasing assignments of portions of senior loans from third parties or by investing in participations in senior loans which are sometimes referred to as bank loans. With respect to direct loans or loans purchased by assignment, an Underlying Fund generally has a contractual relationship with the borrower and therefore direct rights against the borrower in the event of a default. With respect to participations, an Underlying Fund typically has a contractual right with the lender, generally a bank selling the participation, and therefore assumes the credit risk of the lender in addition to the credit risk of the borrower. In the event of an insolvency of the lender selling the participation, an Underlying Fund may be treated as a general creditor of the lender but may not have a senior claim to the lender's loan to the borrower. Certain senior loans, including certain participations in senior loans, may be illiquid and an Underlying Fund may not be able to sell such senior loans quickly for a fair price. While a liquid secondary market for senior loans has increased over the years, particularly with respect to loans held directly, the secondary market for such instruments is not as liquid as for other types of investments. Transactions involving senior loans have significantly longer settlement periods than more traditional investments and often involve borrowers whose financial condition is troubled or highly leveraged. Loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of senior loans are generally subject to the contractual restrictions that must be satisfied before a senior loan can be bought or sold. These restrictions may impede the Fund's ability to buy or sell senior loans, may negatively impact the transaction price and/or may result in delayed settlement of senior loan transactions. In addition, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on an Underlying Fund's ability to dispose of such investments quickly, particularly in response to a specific economic event or the sudden deterioration in the creditworthiness of the borrower. Additionally, in the event of an insolvency, a court could subordinate a senior loan to presently existing or future indebtedness of the borrower to take other action detrimental to the lenders.

Bank loans may not be considered "securities," and purchasers, such as an Underlying Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

STRUCTURED NOTES RISK -- Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The fees associated with a structured note may lead to increased tracking error. An Underlying Fund also bears the risk that the issuer of the structured note will default. An Underlying Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

SWAP AGREEMENTS RISK -- Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Swap agreements involve the risk that the party with whom the Underlying Fund has entered into the swap will default on its obligation to pay the Underlying Fund and the risk that the Underlying Fund will not be able


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to meet its obligations to the other party to the agreement. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively).

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give an Underlying Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, an Underlying Fund may also be required to pay the dollar value of that decline to the counterparty.

A credit default swap enables an Underlying Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If an Underlying Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Underlying Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If an Underlying Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Underlying Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate.

TAX RISK -- An Underlying Fund may gain most of its exposure to the commodities markets through its investment in a wholly owned subsidiary organized under the laws of a country other than U.S., such as the Cayman Islands, which, in turn, may invest in commodity investments and derivative instruments. To the extent an Underlying Fund invests in such instruments directly, it may seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Underlying Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Underlying Fund's taxable income or gains and distributions.


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Certain Underlying Funds may have received a private letter ruling from the
Internal Revenue Service ("IRS") concluding that income derived from certain forms of commodity-linked notes and investments in a wholly-owned subsidiary will constitute qualifying income under Subchapter M of the Internal Revenue Code of 1986, as amended. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from investments in a subsidiary does not constitute qualifying income, the Underlying Fund might be adversely affected and would be required to reduce its exposure to such investments which might result in difficulty in implementing its investment strategies and increased costs and taxes.

TRACKING ERROR RISK -- If an Underlying Fund attempts to track the performance of a benchmark index, factors such as cash flows, Underlying Fund expenses, imperfect correlation between the Underlying Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark and regulatory policies may affect the Underlying Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, an Underlying Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objective of accurately correlating to an index. An Underlying Fund may be subject to the risk that the performance of the Underlying Fund may deviate from its benchmark index. If the Underlying Fund's investment adviser purchases only a representative portion of the securities in the benchmark index, the performance of the Fund's portfolio of securities may not match that of the benchmark index. Depending on the investment adviser's approach and the size of the Underlying Fund, the representative sample of securities in the benchmark index that are actually held by the Underlying Fund may vary from time to time. In addition, the Underlying Fund may be subject to the risk that its investment approach, which attempts to replicate the performance of the benchmark index, may perform differently than other mutual funds that focus on particular equity market segments or invest in other asset classes.

U.S. GOVERNMENT SECURITIES RISK -- An Underlying Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

VALUATION RISK -- The risk that a security may be difficult to value and/or valued incorrectly.

VALUE INVESTING RISK -- Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the investment adviser of an Underlying Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Underlying Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

INFORMATION ABOUT PORTFOLIO HOLDINGS

Portfolio holdings information for the Funds can be obtained on the Funds' website at http://www.kp-funds.com. Ten calendar days after each quarter end, a complete list of each Fund's portfolio holdings as


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of the end of such quarter may be made available on the Funds' website. The
Adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of a Fund. Beginning on the day after any portfolio holdings information is posted on the Funds' website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Funds' website generally will remain there until replaced by new postings as described above.

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Callan Associates Inc. (the "Adviser"), an independently-owned investment consulting firm founded in 1973, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 600 Montgomery Street, Suite 800, San Francisco, CA 94111. As of December 31, 2015, the Adviser had approximately $21.24 billion in assets under management.

The Adviser has overall supervisory responsibility for the general management and investment of the Funds' securities portfolios, and subject to review and approval by the Board of Trustees (the "Board"), sets the Funds' overall investment strategies. For its advisory services to each Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.00% of a Fund's average daily net assets invested in Affiliated Underlying Funds and 0.05% of a Fund's average daily net assets invested in Unaffiliated Underlying Funds. The Adviser does not charge an investment advisory fee on Fund assets invested in Affiliated Underlying Funds because it receives an investment advisory fee from the Affiliated Underlying Funds for its services as investment adviser to the Affiliated Underlying Funds.

The Adviser has contractually agreed to reimburse all state registration and "blue sky" fees and expenses ("State Registration Fees") paid by the KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund and KP Retirement Path 2060 Fund to the extent such State Registration Fees exceed 0.01% of a Funds' daily net assets until April 30, 2017. This agreement may be terminated: (i) by the Board of Trustees of The KP Funds (the "Trust"), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on April 30, 2017.

Gregory C. Allen is the President, Director of Research and Co-Portfolio Manager of the Adviser. Mr. Allen has been with the firm for 27 years and has 27 years of investment industry experience.

Ivan "Butch" Cliff, CFA, is an Executive Vice President and Director of Investment Research and Co-Portfolio Manager of the Adviser. Mr. Cliff has been with the Adviser for 26 years and has 28 years of investment industry experience.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement is available in the Funds' Semi-Annual Report dated June 30, 2014, which covers the period from January 10, 2014 (commencement of operations) through June 30, 2014.

PRICING OF FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The price per share will be the net asset value ("NAV") next


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determined after a Fund or authorized institution receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, a Fund (or an authorized institution) must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

In valuing Underlying Fund investments, each Fund use the NAVs reported by the Underlying Funds in which it invests. In valuing other portfolio securities, if any, each Fund generally uses market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Adviser reasonably believes that they are unreliable, a Fund's valuation committee (the "Valuation Committee") will price those securities at fair value as determined in good faith using methods approved by the Board. Examples of situations where the Adviser may determine that the market price of a security is unreliable include, but are not limited to: if a security or other asset or liability does not have a price source due to its lack of liquidity, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable, or where the security or other asset or other liability is thinly traded. The Valuation Committee's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Valuation Committee assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. The respective prospectuses for the Underlying Funds in which a Fund invest explain the circumstances in which those Underlying Funds will use fair value pricing and the effects of fair value pricing.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE AND REDEEM FUND SHARES

Shares of each Fund are offered exclusively to participants of retirement plans specified by Kaiser Foundation Health Plan, Inc. ("Eligible Plans"). Any individual with an account under an Eligible Plan may purchase shares of each Fund.

Purchases and redemptions of Fund shares are made through the administrative and recordkeeping service provider of an Eligible Plan (a "Recordkeeper"). All purchase and redemption of Fund shares shall be facilitated through a clearing corporation process unless otherwise specified in this prospectus. Please contact your Eligible Plan's Recordkeeper for instructions on how to purchase and redeem Fund shares.


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A Recordkeeper may receive payments from an Eligible Plan or its sponsor for recordkeeping and administrative services provided to the Eligible Plan and its participants.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Funds may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.



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The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others.
In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund's shares.

Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.


OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

Shareholders are restricted from making more than four (4) "round trips" into or out of a Fund within any one-year period. If a shareholder exceeds this amount, a Fund and/or its service providers may, at their discretion, reject any additional purchase orders. Each Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

Each Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund. Each Fund will notify a shareholder that a purchase order has been rejected generally within two (2) business days after it receives such order.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Each Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the


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Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

A Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable a Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities and has appointed an anti-money laundering officer to monitor the Fund's compliance with the program.. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

UNCLAIMED PROPERTY

Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling 855-457-3637 (855-4KPFNDS).

DIVIDENDS AND DISTRIBUTIONS

The Funds distributes their net investment income and makes distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid in cash. To elect to receive your distribution in cash, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions made available by the Funds in cash after the Funds receive your notice. To cancel your election, simply send written notice to the Funds. Distributions from the Funds will be taxable to shareholders whether received in cash or reinvested in additional shares. Shareholders who reinvest distributions in the Funds will be required to pay taxes on such distributions from other resources.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals, you should consult your tax advisor or plan administrator.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Institutional Shares of the KP Retirement Path 2015 Fund, KP Retirement Path 2020 Fund, KP Retirement Path 2025 Fund, KP Retirement Path 2030 Fund, KP Retirement Path 2035 Fund, KP Retirement Path 2040 Fund, KP Retirement Path 2045 Fund, KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund, and KP Retirement Path 2060 Fund. This information is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Funds. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the 2015 Annual Report of the Funds, which is available upon request by calling the Funds at 1-855-457-3637.

FOR THE YEAR OR PERIOD ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

-------------------------------------------------------------------------------------------------------------------------
                            NET REALIZED
     NET ASSET                  AND                                 DISTRIBUTIONS
       VALUE,                UNREALIZED              DISTRIBUTIONS       FROM                                NET ASSET
     BEGINNING      NET        GAIN/        TOTAL        FROM        NET REALIZED                            VALUE, END
      OF YEAR   INVESTMENT   (LOSS) ON      FROM      INVESTMENT       CAPITAL     RETURN OF      TOTAL       OF YEAR
     OR PERIOD    INCOME+   INVESTMENTS   OPERATIONS    INCOME          GAINS       CAPITAL   DISTRIBUTIONS  OR PERIOD
-------------------------------------------------------------------------------------------------------------------------
KP RETIREMENT PATH 2015 FUND* - INSTITUTIONAL SHARES
2015  $ 10.07     $ 0.15      $(0.13)       $ 0.02      $ (0.20)       $ (0.13)       $ --       $ (0.33)    $  9.76
2014@ $ 10.00     $ 0.18      $ 0.20        $ 0.38      $ (0.24)       $ (0.07)       $ --       $ (0.31)    $ 10.07
-------------------------------------------------------------------------------------------------------------------------
KP RETIREMENT PATH 2020 FUND* - INSTITUTIONAL SHARES
2015  $ 10.11     $ 0.16      $(0.17)       $(0.01)     $ (0.20)       $ (0.08)       $ --       $ (0.28)     $  9.82
2014@ $ 10.00     $ 0.19      $ 0.21        $ 0.40      $ (0.25)       $ (0.04)       $ --       $ (0.29)     $ 10.11
-------------------------------------------------------------------------------------------------------------------------
KP RETIREMENT PATH 2025 FUND* - INSTITUTIONAL SHARES
2015  $ 10.11     $ 0.17      $(0.21)       $(0.04)     $ (0.21)       $ (0.05)       $ --       $ (0.26)     $  9.81
2014@ $ 10.00     $ 0.20      $ 0.20        $ 0.40      $ (0.26)       $ (0.03)       $ --       $ (0.29)     $ 10.11
-------------------------------------------------------------------------------------------------------------------------
KP RETIREMENT PATH 2030 FUND* - INSTITUTIONAL SHARES
2015  $ 10.09     $ 0.17      $(0.22)       $(0.05)     $ (0.22)       $ (0.06)       $ --       $ (0.28)     $  9.76
2014@ $ 10.00     $ 0.20      $ 0.17        $ 0.37      $ (0.26)       $ (0.02)       $ --       $ (0.28)     $ 10.09
-------------------------------------------------------------------------------------------------------------------------
KP RETIREMENT PATH 2035 FUND* - INSTITUTIONAL SHARES
2015  $ 10.10     $ 0.18      $(0.25)       $(0.07)     $ (0.23)       $ (0.05)       $ --       $ (0.28)     $  9.75
2014@ $ 10.00     $ 0.20      $ 0.19        $ 0.39      $ (0.27)       $ (0.02)       $ --       $ (0.29)     $ 10.10
-------------------------------------------------------------------------------------------------------------------------
KP RETIREMENT PATH 2040 FUND* - INSTITUTIONAL SHARES
2015  $ 10.10     $ 0.17      $(0.25)       $(0.08)     $ (0.22)       $ (0.05)       $ --       $ (0.27)     $  9.75
2014@ $ 10.00     $ 0.20      $ 0.20        $ 0.40      $ (0.27)       $ (0.03)       $ --       $ (0.30)     $ 10.10
-------------------------------------------------------------------------------------------------------------------------
KP RETIREMENT PATH 2045 FUND* - INSTITUTIONAL SHARES
2015  $ 10.09     $ 0.18      $(0.25)       $(0.07)     $ (0.22)       $ (0.06)       $ --       $ (0.28)     $  9.74
2014@ $ 10.00     $ 0.21      $ 0.17        $ 0.38      $ (0.27)       $ (0.02)       $ --       $ (0.29)     $ 10.09
-------------------------------------------------------------------------------------------------------------------------
KP RETIREMENT PATH 2050 FUND* - INSTITUTIONAL SHARES
2015  $ 10.09     $ 0.19      $(0.26)      $(0.07)      $ (0.22)       $ (0.05)       $ --       $ (0.27)     $  9.75
2014@ $ 10.00     $ 0.22      $ 0.16       $ 0.38       $ (0.27)       $ (0.02)       $ --       $ (0.29)     $ 10.09
-------------------------------------------------------------------------------------------------------------------------
KP RETIREMENT PATH 2055 FUND* - INSTITUTIONAL SHARES
2015  $ 10.07     $ 0.23      $(0.30)      $(0.07)     $ (0.21)       $ (0.09)       $ --       $ (0.30)     $  9.70
2014@ $ 10.00     $ 0.24      $ 0.15       $ 0.39      $ (0.27)       $ (0.05)       $ --       $ (0.32)     $ 10.07
-------------------------------------------------------------------------------------------------------------------------
KP RETIREMENT PATH 2060 FUND* - INSTITUTIONAL SHARES
2015  $ 10.12     $ 0.22      $(0.28)      $(0.06)     $ (0.22)       $ (0.06)       $ --       $ (0.28)     $  9.78
2014@ $ 10.00     $ 0.20      $ 0.19^      $ 0.39      $ (0.27)       $    --        $ --       $ (0.27)     $ 10.12
-------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------
                                                RATIO OF NET
                 NET ASSETS        RATIO OF      INVESTMENT
                 END OF YEAR       EXPENSES      INCOME TO
       TOTAL     OR PERIOD        TO AVERAGE      AVERAGE     PORTFOLIO
     RETURN+++     (000)         NET ASSETS++   NET ASSETS   TURNOVER+++
------------------------------------------------------------------------
KP RETIREMENT PATH 2015 FUND* - INSTITUTIONAL SHARES
2015   0.14%     $ 483,292          0.08%        1.45%         24%
2014@  3.82%     $ 522,066          0.10%        1.81%         23%
-----------------------------------------------------------------------
KP RETIREMENT PATH 2020 FUND* - INSTITUTIONAL SHARES
2015  (0.10)%    $ 707,746          0.07%        1.56%         19%
2014@  3.96%     $ 679,151          0.09%        1.92%         11%
-----------------------------------------------------------------------
KP RETIREMENT PATH 2025 FUND* - INSTITUTIONAL SHARES
2015  (0.35)%    $ 718,758          0.07%        1.64%         12%
2014@  3.92%     $ 650,003          0.09%        1.98%          8%
-----------------------------------------------------------------------
KP RETIREMENT PATH 2030 FUND* - INSTITUTIONAL SHARES
2015  (0.52)%    $ 639,173          0.07%        1.70%          9%
2014@  3.78%     $ 580,413          0.08%        2.02%          8%
-----------------------------------------------------------------------
KP RETIREMENT PATH 2035 FUND* - INSTITUTIONAL SHARES
2015  (0.70)%    $ 691,910          0.06%        1.71%          7%
2014@  3.86%     $ 620,600          0.08%        2.01%          7%
-----------------------------------------------------------------------
KP RETIREMENT PATH 2040 FUND* - INSTITUTIONAL SHARES
2015  (0.73)%    $ 611,633          0.06%        1.68%          7%
2014@  3.91%     $ 543,274          0.08%        2.02%          8%
-----------------------------------------------------------------------
KP RETIREMENT PATH 2045 FUND* - INSTITUTIONAL SHARES
2015  (0.66)%    $ 413,485          0.06%        1.71%          9%
2014@  3.76%     $ 354,753          0.08%        2.06%          8%
-----------------------------------------------------------------------
KP RETIREMENT PATH 2050 FUND* - INSTITUTIONAL SHARES
2015  (0.70)%    $ 172,257          0.06%        1.82%          9%
2014@  3.76%     $ 124,388          0.08%        2.19%         10%
-----------------------------------------------------------------------
KP RETIREMENT PATH 2055 FUND* - INSTITUTIONAL SHARES
2015  (0.66)%    $ 27,088           0.06%        2.19%         21%
2014@  3.81%     $ 12,658           0.10%        2.44%         28%
-----------------------------------------------------------------------
KP RETIREMENT PATH 2060 FUND* - INSTITUTIONAL SHARES
2015  (0.60)%    $  5,748           0.06%        2.09%        100%
2014@  3.92%     $  2,452           0.15%        1.98%        340%
-----------------------------------------------------------------------

*    COMMENCED OPERATIONS ON JANUARY 10, 2014.

@ FOR THE PERIOD ENDED DECEMBER 31, 2014. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

+    PER SHARE CALCULATIONS WERE PERFORMED USING THE AVERAGE SHARES METHOD.

+++ TOTAL RETURN AND PORTFOLIO TURNOVER ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY OF FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

^ THE AMOUNT SHOWN FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT ACCORD WITH THE AGGREGATE NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS FOR THE PERIOD BECAUSE OF THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.

++   RATIO DOES NOT INCLUDE THE EXPENSES OF THE UNDERLYING FUNDS, AS
     APPLICABLE.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

                                  THE KP FUNDS

INVESTMENT ADVISER

Callan Associates Inc.
600 Montgomery Street, Suite 800
San Francisco, CA 94111

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 1, 2016, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Funds' holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 855-457-3637 (855-4KPFNDS)

BY MAIL:      The KP Funds
              c/o SEI Investments
              One Freedom Valley Drive
              Oaks, PA 19546

BY INTERNET:  www.kp-funds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The KP Funds, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE TRUST'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-22838

                                                                 KPF-PS-001-0400

                      STATEMENT OF ADDITIONAL INFORMATION

                            KP LARGE CAP EQUITY FUND
                  (TICKER SYMBOL: INSTITUTIONAL CLASS--KPLCX)

                            KP SMALL CAP EQUITY FUND
                  (TICKER SYMBOL: INSTITUTIONAL CLASS--KPSCX)

                          KP INTERNATIONAL EQUITY FUND
                  (TICKER SYMBOL: INSTITUTIONAL CLASS--KPIEX)

                              KP FIXED INCOME FUND
                  (TICKER SYMBOL: INSTITUTIONAL CLASS--KPFIX)

                          KP RETIREMENT PATH 2015 FUND
                  (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRAX)

                          KP RETIREMENT PATH 2020 FUND
                  (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRBX)

                          KP RETIREMENT PATH 2025 FUND
                  (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRCX)

                          KP RETIREMENT PATH 2030 FUND
                  (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRDX)

                          KP RETIREMENT PATH 2035 FUND
                  (TICKER SYMBOL: INSTITUTIONAL CLASS--KPREX)

                          KP RETIREMENT PATH 2040 FUND
                  (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRFX)

                          KP RETIREMENT PATH 2045 FUND
                  (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRGX)

                          KP RETIREMENT PATH 2050 FUND
                  (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRHX)

                          KP RETIREMENT PATH 2055 FUND
                  (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRIX)

                          KP RETIREMENT PATH 2060 FUND
                  (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRJX)

                         EACH, A SERIES OF THE KP FUNDS

                                  MAY 1, 2016

                              INVESTMENT ADVISER:
                             CALLAN ASSOCIATES INC.

                            INVESTMENT SUB-ADVISERS:

                          Acadian Asset Management LLC
                          AQR Capital Management, LLC
                         Aristotle Capital Boston, LLC
                            CastleArk Management LLC
                           Columbus Circle Investors
                      Credit Suisse Asset Management, LLC
                          DePrince Race & Zollo, Inc.
                         Loomis, Sayles & Company, L.P.
                         Marathon Asset Management LLP
                           MFS Investment Management
                        PanAgora Asset Management, Inc.
                                 Payden & Rygel
                     PENN Capital Management Company, Inc.
                          SSGA Funds Management, Inc.
                         T. Rowe Price Associates, Inc.
                             Walthausen & Co., LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The KP Funds (the "Trust") and the KP Large Cap Equity Fund, KP Small Cap Equity Fund, KP International Equity Fund, KP Fixed Income Fund, KP Retirement Path 2015 Fund, KP Retirement Path 2020 Fund, KP Retirement Path 2025 Fund, KP Retirement Path 2030 Fund, KP Retirement Path 2035 Fund, KP Retirement Path 2040 Fund, KP Retirement Path 2045 Fund, KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund, and KP Retirement Path 2060 Fund (each a "Fund" and together, the "Funds"). This SAI is incorporated by reference into and should be read in conjunction with the Funds' prospectuses (the "Prospectuses" and each, a "Prospectus") dated May 1, 2016. Capitalized terms not defined herein are defined in the Prospectuses. The Funds' financial statements and financial highlights, including notes thereto, and the report of PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2015 are contained in the 2015 Annual Report to Shareholders and are incorporated by reference into and are deemed to be part of this SAI. A copy of the Funds' 2015 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Prospectuses or the Funds' Annual Reports, when available, free of charge by writing to the Trust at The KP Funds, c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19546, or calling the Trust at 855-457-3637 (855-4KPFNDS).

                               TABLE OF CONTENTS

THE TRUST ................................................................   S-1
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS ....................   S-1
INVESTMENT LIMITATIONS ...................................................  S-36
THE ADMINISTRATOR ........................................................  S-39
THE ADVISER AND THE SUB-ADVISERS .........................................  S-40
DISTRIBUTION .............................................................  S-67
PAYMENTS TO FINANCIAL INTERMEDIARIES .....................................  S-68
TRUSTEES AND OFFICERS OF THE TRUST .......................................  S-68
PURCHASE AND REDEMPTION OF SHARES ........................................  S-78
DETERMINATION OF NET ASSET VALUE .........................................  S-78
TAXES ....................................................................  S-80
PORTFOLIO TRANSACTIONS ...................................................  S-87
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION .............................  S-90
DESCRIPTION OF SHARES ....................................................  S-91
LIMITATION OF TRUSTEES' LIABILITY ........................................  S-92
CODES OF ETHICS ..........................................................  S-92
VOTING ...................................................................  S-92
SHAREHOLDER LIABILITY ....................................................  S-92
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ......................  S-93
TRANSFER AGENT ...........................................................  S-95
CUSTODIAN ................................................................  S-95
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................  S-96
LEGAL COUNSEL ............................................................  S-96
APPENDIX A -- DESCRIPTION OF RATINGS .....................................   A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES .......................   B-1

May 1, 2016                                                      KPF-SX-001-0400

                                   THE TRUST

The KP Funds (the "Trust") is an open-end management investment company that offers shares of diversified portfolios. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated March 25, 2013 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of shares of such portfolios. Shareholders currently may purchase shares in the portfolios through one class. Additional share classes of portfolios may be offered in the future, which may provide for variations in distribution fees, transfer agent fees, shareholder servicing fees, administrative servicing fees, dividends and certain voting rights. Each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

The management and affairs of the Trust are supervised by a Board of Trustees (each member, a "Trustee" and collectively, the "Trustees" or the "Board") under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described in this Statement of Additional Information ("SAI"), certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any portfolio, all assets of such portfolio, belong to that portfolio and would be subject to the liabilities related thereto. The Trust pays its expenses, including, among others, the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and report to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses. This SAI relates to the following portfolios:

     o the KP Large Cap Equity Fund, KP Small Cap Equity Fund, KP International Equity Fund and KP Fixed Income Fund (collectively, the "Asset Class Funds"); and

     o the KP Retirement Path 2015 Fund, KP Retirement Path 2020 Fund, KP Retirement Path 2025 Fund, KP Retirement Path 2030 Fund, KP Retirement Path 2035 Fund, KP Retirement Path 2040 Fund, KP Retirement Path 2045 Fund, KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund, and KP Retirement Path 2060 Fund (collectively, the "Target Date Funds" and collectively with the Asset Class Funds, the "Funds" and each, a "Fund")

The investment adviser, Callan Associates Inc. ("Callan" or the "Adviser") and investment sub-advisers (each, a "Sub-Adviser" and, together, the "Sub-Advisers") to the Funds are referred to collectively as the "advisers." The affiliated and unaffiliated investment companies in which each Fund may invest are each referred to as an "Underlying Fund" and collectively as "Underlying Funds."

             DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. Under normal circumstances, each Target Date Fund invests only in shares of other investment companies: both (i) the Asset Class Funds and (ii) other mutual funds to which the Adviser does not serve as investment adviser that are identified in the Target Date Funds' Prospectus (together, "Unaffiliated Underlying Funds"). Each Asset Class Fund may also invest in Unaffiliated Underlying Funds and other investment companies (together with Unaffiliated Underlying Funds, "Underlying Funds"). Therefore, references to "Fund," where applicable, also refer to the Underlying Funds. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the advisers, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. The Adviser or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund's stated investment policies, including those stated below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's investment objective.

Each Fund's principal investment strategies and the risks associated with the same are described in the "Summary Section" and "More Information about the Funds' Investment Objectives, Strategies and Risks" sections of the

Prospectuses. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that a Fund may utilize, even though they are not considered to be "principal" investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in a Fund's Prospectus, should not be considered to be a principal strategy (or related risk) applicable to that Fund.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")--ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES--Asset-backed securities are securities backed by non-mortgage assets, such as company receivables, truck and auto loans, leases, home equity loans and credit card receivables.

Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations.

Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder. Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities.

For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

COLLATERALIZED DEBT OBLIGATIONS ("CDOs"). CDOs are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation ("CLO") if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics that are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset passthroughs to be prepaid prior to their stated maturity.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

In addition to the general risks associated with debt securities discussed in this SAI and the Prospectus, asset-backed securities carry additional risks including, but not limited to, the possibilities that: (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

For purposes of the Funds' concentration policies, asset-backed securities will be classified according to the underlying assets securing such securities.

COMMERCIAL PAPER-- Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

COMMODITY INVESTMENTS--A Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked instruments, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, agricultural or meat products or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The Sub-Advisers and, to the extent it directly managed the assets of a Fund, the Adviser, seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism or political and regulatory developments. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase in value. Of course, there can be no guarantee that these investments will perform in the same manner in the future, and at certain times the price movements of commodity investments have been parallel to those of debt and equity securities. In general, commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodity prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Certain commodity-linked instruments may not produce qualifying income for purposes of the "Qualifying Income Test" (as defined in the "Taxes" section of this SAI), which must be met in order for a Fund to maintain its status as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

CONSTRUCTION LOANS--In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs nor PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

CREDIT-LINKED NOTES--Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Additional information about derivatives and the risks associated with them is provided under "Swaps, Caps, Floors, Collars and Swaptions." Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs then the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

DEMAND INSTRUMENTS--Certain instruments may entail a demand feature that permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes. Demand instruments with demand notice periods exceeding seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under "Illiquid Securities" below.

DIRECT LOANS, ASSIGNMENTS AND LOAN PARTICIPATIONS--Senior loans and bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent frequently is a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement between the borrower and the lenders and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. A Fund can invest in a senior loan or bank loan either as a direct lender or through an assignment or participation. When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain senior loans or bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by a Fund may differ from and be more limited than those held by the assigning lender.

With respect to senior loan or bank loan participations, a holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. A Fund holding a participation will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the purchaser of a participation generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. In addition, if the borrower fails to pay principal and interest when due, a Fund may be subject to greater delays, expenses and risks that those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the advisers based on criteria approved by the Board.

DERIVATIVES-- In an attempt to reduce systemic and counterparty risks associated with over-the-counter ("OTC") derivatives transactions, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") will require that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The Commodities Futures Trading Commission ("CFTC") also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to impose a similar requirement with respect to security-based swaps. Such requirements may make it more difficult and costly for investment funds, including the Funds, to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. Although the Dodd-Frank Act includes limited exemptions from the clearing and margin requirements on which a Fund may be able to rely, the OTC derivative dealers with which the Fund may execute the majority of its OTC derivatives may not be able to rely on such exemptions, and therefore such dealers may be subject to clearing and margin requirements notwithstanding whether a Fund is subject to such requirements. OTC derivative dealers are also required to post margin to the clearinghouses through which they clear their customers' trades instead of using such margin in their operations. This will further increase the dealers' costs, which costs are expected to be passed through to other market participants in the form of higher fees and less favorable dealer marks.

Although the Dodd-Frank Act will require many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearing house, certain of the derivatives that may be traded by a Fund may remain principal-to-principal or OTC contracts between a Fund and third parties entered into privately. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and "bid-ask" spreads may be unusually wide in these unregulated markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty's failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party's legal capacity to enter into it could render the financial contract unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate the derivative); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Dealers and major participants with whom a Fund may trade will be subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are exchange-traded or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Funds remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Funds' use of derivatives, and adversely impact the Funds' ability to achieve their investment objectives.

More information about particular types of derivatives instruments is included below in the sections titled "Forward Foreign Currency Contracts," "Futures Contracts and Options on Futures Contracts," "Options" and "Swaps, Caps, Floors, Collars and Swaptions."

DISTRESSED SECURITIES--Distressed securities are securities of issuers that are in transition, out of favor, financially leveraged or troubled or potentially troubled and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. Distressed securities are considered risky investments, although they may also offer the potential for correspondingly high returns. Such issuers' securities may be considered speculative, and the ability of such issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such issuers.

DOLLAR ROLLS--Dollar rolls are transactions in which securities (usually mortgage-backed securities) are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, Funds will "cover" any dollar roll as required by the 1940 Act.

EQUITY-LINKED WARRANTS--Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and purchases shares in the local market. The broker then issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrant can be redeemed for 100% of the value of the underlying stock (less transaction costs). American style warrants can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk associated with the issuing broker; however, the advisers select to mitigate this risk by only purchasing from issuers with high credit ratings. Equity-linked warrants also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks), and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act (see more information in the "Description of Permitted Investments and Risk Factors - Investment Companies" section of this SAI).

EQUITY SECURITIES--Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Further, fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including through recognized foreign exchanges, registered exchanges in the U.S. or the over-the-counter market. Equity securities are described in more detail below:

COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Funds may purchase preferred stock of all ratings as well as unrated stock.

WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields that are higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. The Funds that invest in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies typically have lower trading volumes and consequently are often less liquid. Such securities may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EUROBONDS--A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars or U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

EXCHANGE-TRADED PRODUCTS ("ETPS")--A Fund may directly purchase shares of or interests in exchange-traded products ("ETPs") (including exchange-traded funds structured as investment companies ("ETFs") and exchange-traded notes ("ETNs")). The Funds will only invest in ETPs to the extent consistent with their investment objectives, policies, strategies and limitations.

The risks of owning interests of ETPs generally reflect the risks of owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (I.E., the market value may differ from the net asset value of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFS. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

ETNS. ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. ETNs are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN's returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, ETNs are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

Certain ETNs may not produce qualifying income for purposes of the Qualifying Income Test (as described in the "Taxes" section of this SAI), which must be met in order for a Fund to maintain its status as a RIC under Subchapter M of the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

FIXED INCOME SECURITIES--Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

DURATION. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

INVESTMENT GRADE FIXED INCOME SECURITIES. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") or, if not rated, are determined to be of comparable quality by a Fund's advisers, as applicable (see "Appendix A--Description of Ratings" for a description of the bond rating categories of several NRSROs). Ratings of each NRSRO represent its opinion of the safety of principal and interest payments, not the market risk, of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics and also have speculative characteristics. Securities rated Baa3 or higher by Moody's or BBB- or higher by Standard & Poor's ("S&P") are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher-rated categories. In the event a security owned by a Fund is downgraded below investment grade, the Fund's advisers, as applicable, will review the situation and take appropriate action with regard to the security.

LOWER-RATED SECURITIES. Lower-rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or high yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (known as "credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as "market risk"). Lower-rated or unrated (I.E., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for a Fund to sell these securities, or a Fund may only be able to sell the securities at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated or unrated securities may be less than the prices used in calculating a Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower-rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the Fund's exposure to the risks of high yield securities. Certain Funds may invest in securities rated as low as "C" by Moody's or "D" by S&P and may invest in unrated securities that are of comparable quality as junk bonds.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, it may be forced to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may adversely affect a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

TAXES. The Funds may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable to RICs under the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES AND EMERGING AND FRONTIER MARKETS--Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

The Funds' investments in emerging and frontier markets can be considered speculative and may therefore offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. "Frontier market countries" are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. The economies of emerging and frontier market countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries.

In addition to the risks of investing in debt securities of emerging and frontier markets, a Fund's investments in government or government-related securities of emerging and frontier market countries and restructured debt instruments in emerging and frontier markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD FOREIGN CURRENCY CONTRACTS--A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party's profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by "rolling" it over prior to the originally scheduled settlement date. A Fund may use forward contracts for cash equitization purposes, which allows a Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Funds may use currency instruments as part of a hedging strategy, as described below:

TRANSACTION HEDGING. Transaction hedging is when a Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, which generally arises in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Funds may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transaction.

POSITION HEDGING. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called "position hedging"). A Fund may use position hedging when the advisers reasonably believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

CROSS HEDGES. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

PROXY HEDGES. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, the Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. Certain Funds may engage in currency transactions for hedging purposes, as well as to enhance the Fund's returns.

The Funds may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. Under definitions recently adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared. These changes are expected to reduce counterparty/credit risk as compared to bilaterally negotiated contracts.

Open positions in forwards will be covered by the segregation or "earmarking" of assets determined to be liquid, and are marked to market daily, in accordance with the Funds' policies and procedures.

RISKS. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position as required by 1940 Act.

The Funds may take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities. Active investment in currencies may subject the Funds to additional risks, and the value of the Funds' investments may fluctuate in response to broader macroeconomic risks than if the Funds invested only in fixed income securities.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.

The Funds may take long and short positions in foreign currencies in excess of the value of the Funds' assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If a Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Fund to negotiate with the dealer to enter into an offsetting transaction. Forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, a Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of an adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

The Funds may invest in options on foreign currencies and currency futures contracts. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the over-the-counter market between commercial entities dealing directly with each other as principals. In purchasing an over-the-counter currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

A Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by a Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by a Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the U.S. Commodity Futures Trading Commission ("CFTC"). As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the CFTC, a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with such limitations may restrict the Adviser's ability to implement the Funds' investment strategies and may adversely affect the Funds' performance.

A Fund may use futures contracts and related options for hedging, risk management or other purposes, as permitted by its stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. A Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the custodian).

With respect to futures contracts that are not legally required to "cash settle," the Fund may cover the open position by setting aside or "earmarking" liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle," however, the Fund is permitted to set aside or "earmark" liquid assets in an amount equal to the Fund's daily marked-to-market (net) obligation, if any, rather than the market value of the futures contract. By setting aside or "earmarking" assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or "earmark" assets equal to the full market value of the futures contract.

A Fund may "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option. A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain option contracts. If this occurs, the Fund would treat the option contract as being cash-settled for purposes of determining the Fund's coverage requirements.

There are significant risks associated with a Fund's use of futures contracts and options on futures contracts, including the following: (i) the success of a hedging strategy may depend on the advisers' ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GNMA SECURITIES--A Fund may invest in securities issued by GNMA, a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees.

GNMA securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and therefore less principal volatility than a comparable 30-year mortgage-backed bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, a Fund will receive monthly scheduled payments of principal and interest. In addition, a Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

ILLIQUID SECURITIES--Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. The Funds may invest in illiquid securities. If, subsequent to purchase, a security held by a Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the advisers determine the liquidity of a Fund's investments. In determining liquidity, the advisers may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security).

INFLATION PROTECTED SECURITIES--Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. These securities may be issued by U.S. and foreign governments and corporations. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other U.S. and foreign inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk. The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. A Fund's distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, a Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

INSURANCE FUNDING AGREEMENTS ("IFAS")--An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the obligation is repaid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund's limitation on investment in illiquid securities when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. Additional information about illiquid securities is provided under "Illiquid Securities" above.

INVESTMENT COMPANIES--Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Other investment companies are continuously offered at net asset value, but may also be traded in the secondary market at a premium or discount to their net asset value.

Generally, the federal securities laws limit the extent to which the Funds can invest in securities of other investment companies, subject to certain exceptions. For example, a Fund is prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, subject to certain exceptions. Pursuant to Rule 12d1-1 under the 1940 Act, the Funds may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1), in excess of the limits of Section 12(d)(1)(A) of the 1940 Act. A Fund may invest in such Rule 2a-7-compliant investment companies for cash management purposes, including as discussed in the "Securities Lending" section below, and to serve as collateral for derivatives positions. When a Fund invests in an affiliated or unaffiliated investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations.

Certain Funds invest in unaffiliated underlying funds in reliance on Section 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) provides in pertinent part that issuers of any security purchased by a Fund are not obligated to redeem such security in an amount exceeding 1% of such issuer's total outstanding securities during any period of less than thirty days. As a result, shares of an Unaffiliated Underlying Fund held by a Fund in excess of 1% of the Unaffiliated Underlying Fund's outstanding shares could in certain circumstances be considered illiquid if it is determined that the shares may not be sold in the ordinary course of business within seven days. The liquidity of such excess shares will be considered on a case-by-case basis by the Adviser based on the following factors: (i) the Adviser's knowledge of an Unaffiliated Underlying Fund's section 12(d)(1)(F) redemption practice upon discussion with the Unaffiliated Underlying Fund's investment adviser; (ii) the Fund's past specific redemption experiences with the Unaffiliated Underlying Fund; (iii) the Adviser's evaluation of general market conditions that may affect securities held by the Unaffiliated Underlying Fund; (iv) the Fund's ability to accept a redemption in-kind of portfolio securities from the Unaffiliated Underlying Fund; (v) significant developments involving the Unaffiliated Underlying Fund; and (vi) any other information the Adviser deems relevant. A Fund may invest in other investment companies, including those managed by an adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. Information regarding the Underlying Funds indicates that each Underlying Fund intends to satisfy the tax requirements to be treated as a RIC under the Code. The value of a Fund's investment in an Underlying Fund will be affected if an Underlying Fund fails to satisfy the requirements to be taxed as a RIC. In such a case, the Underlying Fund would be treated as a regular corporation subject to entity level taxation prior to making any distributions to a Fund that holds shares in the Underlying Fund (see more information in the "Taxes" section of this SAI).

Unaffiliated Underlying Funds may have different fundamental and non-fundamental policies than the Funds, as disclosed in the statement of additional information for each Unaffiliated Underlying Fund.

EXCHANGE-TRADED FUNDS ("ETFS"). ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of securities or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk and other risks associated with derivatives. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF's portfolio securities or other investments, leverage will cause the value of an ETF's shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF's investment income, resulting in greater losses. Such ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent a Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises--a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs contain all of the risks that regular ETFS present, but also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can potentially expose an investing Fund to theoretically unlimited losses.

Pursuant to orders issued by the SEC to the Trust and procedures approved by the Board, the Funds may invest in certain exchange-traded funds and mutual funds that have entered into a participation agreement with the Trust (collectively, "Exemption Funds") in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the applicable SEC order, as it may be amended, and any other applicable investment limitations. Neither the Exemption Funds nor their investment advisers make any representations regarding the advisability of investing in ETFs or mutual funds, generally, or the Exemption Funds, specifically.

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Certain ETFs that are not investment companies may not produce qualifying income for purposes of the "Qualifying Income Test" (as defined below under the heading "Taxes"), which must be met in order for a Fund to maintain its status as a regulated investment company under the Code. If one or more ETFs generate more non-qualifying income for purposes of the Qualifying Income Test than the advisers expect, it could cause a Fund to inadvertently fail the Qualifying Income Test, thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code.

MASTER LIMITED PARTNERSHIPS--An Underlying Fund may invest up to 25% of its assets in master limited partnership units. Investments in units of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit an Underlying Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to an Underlying Fund of distributions from the MLP, likely causing a reduction in the value of the Underlying Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on an Underlying Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Code provides that an Underlying Fund is permitted to invest up to 25% of its assets in one or more qualified publicly traded partnerships ("QPTPs"), which will include certain MLPs, and treat the income distributed by such QPTPs as qualifying income for purposes of the RIC Qualifying Income Test described in the "Taxes" section below.

MONEY MARKET SECURITIES--Money market securities consist of: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by the advisers to be of comparable quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are described in more detail below:

GOVERNMENT PASS-THROUGH SECURITIES. Government pass-through securities are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities ("FHLMC Gold PC securities"), which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Therefore, mortgage-backed securities or certificates issued by GNMA, including GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the U.S. Government. GNMA certificates are also supported by the authority of GNMA to borrow funds from the U.S.

Treasury to make payments under its guarantee. Fannie Mae, on the other hand, is a government-sponsored organization owned by private stockholders. As a result of recent events (see below), the U.S. Treasury owns Fannie Mae's senior preferred stock as well as a warrant to purchase 79.9% of Fannie Mae's common stock. Still, mortgage-backed securities issued by Fannie Mae, which include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Freddie Mac is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, its common stock trades on the over-the-counter market. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not backed by the full faith and credit of the U.S. Government and therefore are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 6, 2008, the Federal Housing Finance Agency ("FHFA") and the U.S. Treasury began a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities under conservatorship with the FHFA. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements ("SPAs"), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event that their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae's and Freddie Mac's net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer higher yields than those available from other types of U.S. Government securities, the prepayment feature may cause mortgage-backed securities to be less effective than other types of securities as a means of "locking in" attractive long-term rates. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

PRIVATE PASS-THROUGH SECURITIES. Private pass-through securities are mortgage-backed securities issued by a nongovernmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

CMOS. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series that have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through securities to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance and some CMOs may be backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICS. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing; that is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property.

PARALLEL PAY SECURITIES; PLANNED AMORTIZATION CLASS CMOS ("PAC BONDS"). Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC bonds generally require payments of a specified amount of principal on each payment date. PAC bonds are always parallel pay CMOs, with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments are usually determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

PFANDBRIEFE. A Pfandbriefe is a fixed-term, fixed-rate bond issued by a German mortgage bank or a public-sector bank to finance secured real estate loans or public sector loans. Although Pfandbriefe are collateralized securities, the issuer assumes all of the prepayment risk.

ESTIMATED AVERAGE LIFE. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an "average life estimate." An average life estimate is a function of an assumption regarding anticipated prepayment patterns and is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS--Mortgage dollar rolls, or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein, the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES--Municipal securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Additional information regarding municipal securities is described below:

MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds consist of general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

MUNICIPAL LEASES. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing.

Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities" above.

MUNICIPAL NOTES. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests in municipal notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

NON-DIVERSIFICATION--Certain Underlying Funds may be non-diversified investment companies, as defined in the 1940 Act, which means that a relatively high percentage of those Underlying Funds' assets may be invested in the obligations of a limited number of issuers. The value of the shares of each such Underlying Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. Each such Underlying Fund intends to satisfy the diversification requirements necessary to qualify as a RIC under the Code, which, among other diversification limitations, requires that each such Underlying Fund be diversified (I.E., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS-- Investments in bank obligations consist of obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include unfavorable future political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund.

Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

BANK NOTES. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and can normally be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal are considered to be illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

OBLIGATIONS OF SUPRANATIONAL ENTITIES--Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (or "World Bank"),the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of supranational entities include, among others, obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and Nordic Investment Bank.

OPTIONS--A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or, for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or, for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

Each Fund may trade put and call options on securities, securities indices and currencies, as the advisers, as applicable, determine is appropriate in seeking the Fund's investment objective, unless otherwise restricted by the Fund's investment limitations as set forth below (see "Investment Limitations" below).

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (I.E., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund's total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

At the time of selling a call option, the Fund may cover the option by owning, among other things: (i) the underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate or foreign currency; (ii) a call option on the same security or index with the same or lesser exercise price; (iii) a call option on the same security, index or foreign currency with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; (iv) cash or liquid securities equal to at least the market value of the optioned securities, interest rate or foreign currency; or (v) in the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things: (i) entering into a short position in the underlying security; (ii) purchasing a put option on the same security, index, interest rate or foreign currency with the same or greater exercise price; (iii) purchasing a put option on the same security, index, interest rate or foreign currency with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or (iv) maintaining the entire exercise price in liquid securities.

RISKS. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(ii) there may be an imperfect correlation between the movement in prices of options and the underlying securities; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS--Pay-in-kind bonds are securities that, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS--Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS--Certain Funds may purchase securities at a price that would result in a yield to maturity lower than generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions that an adviser believes present minimum credit risks, and an adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, such as to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put (although the final maturity of the security is later than such date).

RECEIPTS--Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment

Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations" below) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")--REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REAL ESTATE OPERATING COMPANIES ("REOCS")--REOCs are real estate companies that engage in the development, management or financing of real estate. Typically, REOCs provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are: (i) availability of tax-loss carry-forwards,
(ii) operation in non-REIT-qualifying lines of business; and (iii) the ability to retain earnings.

REPURCHASE AGREEMENTS--A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the advisers. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the Fund's custodian or its agent must take possession of the underlying collateral.

In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of the advisers, liquidity or other considerations so warrant.

RESTRICTED SECURITIES--Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to a Fund's limitation on investing in illiquid securities. This determination is to be made by the advisers, as applicable, pursuant to guidelines adopted by the Board. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the security, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(a)(2) commercial paper issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act, including, but not limited to, Rules 506(b) or 506(c) under Regulation D.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS--Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Each Fund may invest up to 5% of its net assets in reverse repurchase agreements.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback would typically be offset by earmarking on the books of the Fund or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

RISKS OF CYBER ATTACKS--As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds' operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, a Sub-Adviser, the Funds' distributor, custodian, or any other of the Funds' intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause a Fund's investments in such companies to lose value. There can be no assurance that the Funds, the Funds' service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

SECURITIES LENDING--Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). Each Fund will not lend portfolio securities to its advisers or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund will invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of a registered money market fund, or of an unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extent required by the 1940 Act. Such money market funds might not seek or be able to maintain a stable $1.00 per share net asset value.

The investment of cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

SHORT SALES--Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.

The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) own the security sold short or hold a call option on the security sold short with a strike price equal to or less than the price at which the security was sold short by the Fund. The Funds may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

SOVEREIGN DEBT SECURITIES

HIGH YIELD FOREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

GENERAL. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES--Certain Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there is currently no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in such securities may be limited by certain investment restrictions contained in the 1940 Act (see more information in the "Description of Permitted Investments and Risk Factors - Investment Companies" section of this SAI).

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS--Swaps are centrally-cleared or OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate and the other party makes payments calculated with reference to a specified floating interest rate, such as the London Interbank Offered Rate ("LIBOR") or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap: (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies;
(ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

Certain Funds may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing a Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a "credit event" triggering the seller's payment obligations obligation under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be "covered" as required by the 1940 Act.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement, a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness, in addition to other risks discussed in this SAI and in the Prospectuses. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that the advisers believe to be creditworthy. In addition, a Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owed under a swap, cap, floor, collar or swaption agreement or will otherwise "cover" its position as required by the 1940 Act.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act and also include commodity options and non-deliverable forwards ("NDFs"). Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad based stock indexes, and broad based CDS indexes), regulated by the CFTC, and security based swaps (such as equity swaps and single name CDS), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps will be required to register with the CFTC as swap dealers and will be required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral. The SEC will be adopting parallel regulatory requirements applicable to security based swaps. It is possible that developments in the swap market, including potential additional government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

U.S. GOVERNMENT SECURITIES--Examples of types of U.S. Government securities in which a Fund may invest consist of U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Fannie Mae, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

RECEIPTS. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry systems known as STRIPS and TRs.

U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (E.G., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the U.S. Treasury (E.G., obligations of Federal Home Loan

Banks), while still others are supported only by the credit of the instrumentality (E.G., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that, in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued and delayed delivery basis, including "TBA" (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered are generally determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if an adviser deems it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

YANKEE OBLIGATIONS--Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankees selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES--Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

A Fund will "cover" its position as required by the 1940 Act. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value; or
(ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (E.G., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable to RICs under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

                             INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds.

FUNDAMENTAL POLICIES

The Trust (on behalf of the Funds) has adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of a Fund. Under the 1940 Act, the "vote of a majority of the outstanding voting securities" means the vote of the holders of the lesser of
(i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund's outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

1. Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Each Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Each Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Each Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
     (ii) tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of this fundamental policy, investments in securities of other investment companies are not deemed to be "investments in a particular industry."

5. Each Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Each Fund may purchase securities of an issuer, except if such purchase is inconsistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7. Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

8. The KP Large Cap Equity Fund may not change its investment objective to seek long-term capital appreciation primarily through investments in a diversified portfolio of large cap equity securities without the affirmative vote of the holders of a majority of its outstanding voting securities.

9. The KP Small Cap Equity Fund may not change its investment objective to seek long-term capital appreciation primarily through investments in a diversified portfolio of small cap equity securities without the affirmative vote of the holders of a majority of its outstanding voting securities.

10. The KP International Equity Fund may not change its investment objective to seek long-term capital appreciation primarily through investments in a diversified portfolio of non-U.S. equity securities without the affirmative vote of the holders of a majority of its outstanding voting securities.

11. The KP Fixed Income Fund may not change its investment objective to seek to provide current income consistent with the preservation of capital without the affirmative vote of the holders of a majority of its outstanding voting securities.

12. Each of the KP Retirement Path 2015, KP Retirement Path 2020, KP Retirement Path 2025, KP Retirement Path 2030, KP Retirement Path 2035, KP Retirement Path 2040, KP Retirement Path 2045, KP Retirement Path 2050, KP Retirement Path 2055 and KP Retirement Path 2060 Funds may not change its investment objective to seek to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of such Fund without the affirmative vote of the holders of a majority of its outstanding voting securities.

The following descriptions of the 1940 Act may assist shareholders in understanding the above polices and restrictions.

BORROWING. The 1940 Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Fund's investment restriction. Section 18(f) of the 1940 Act permits an investment company to borrow only from banks.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Fund's concentration policy, each Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner. The Funds currently use the Standard Industrial Classification ("SIC") system to define industries and classify companies within such industries. The SIC system may change its industry definitions and classifications of companies within such industries from time to time.

DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by a fund.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. Each Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed by vote of the Fund's Board of Trustees.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

NON-FUNDAMENTAL POLICIES

The Funds observe the following policies, which are not deemed fundamental and which may be changed by the Board without shareholder vote.

1. Each Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of such Fund's net assets.

2. Each Fund may not borrow money (i) in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets) and (ii) other than from a bank, provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

3. Each Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

4. Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. Each Fund may not purchase or sell or invest directly in real estate unless acquired as a result of its ownership in securities or other investments and except pursuant to the exercise of its rights under loan agreements related to its investments or to the extent that its investments in senior loans or bank loans may be considered to be investments in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

5. Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

6. The KP Large Cap Equity Fund may not change its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of large capitalization companies without 60 days' prior notice to shareholders.

7. The KP Small Cap Equity Fund may not change its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies without 60 days' prior notice to shareholders.

8. The KP International Equity Fund may not change its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities without 60 days' prior notice to shareholders.

9. The KP Fixed Income Fund may not change its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities without 60 days' prior notice to shareholders.

When valuing derivative instruments for the purpose of determining compliance with its 80% test described in Non-Fundamental Policies 6-9, as appropriate, each Fund will use the market value, if available, or otherwise the fair market value, of such derivative instrument. The KP Large Cap Equity Fund considers only those convertible securities that are immediately convertible and actually in the money as equity securities for purposes of determining compliance with its 80% test described in Non-Fundamental Policy 6.

Each Fund has identical fundamental and non-fundamental investment policies except to the extent that each Fund may have different investment objectives, as described in Fundamental Policies 8-12, and different 80% policies, as described in Non-Fundamental Policies 6-9. Except with respect to borrowing, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable (I.E., based on the Adviser's determination regarding the orderly disposition of such assets). Each Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.

                               THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (i) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (ii) by the Administrator on not less than 90 days' written notice to the Trust.

ADMINISTRATION FEES. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums. For the fiscal years ended December 31, 2014 and 2015, the Funds paid the Administrator the following administration fees:

--------------------------------------------------------------------------------
                                                  ADMINISTRATION FEES PAID
                                              ----------------------------------
FUND                                               2014              2015
--------------------------------------------------------------------------------
KP Large Cap Equity Fund                        $299,801(1)        $451,260
--------------------------------------------------------------------------------
KP Small Cap Equity Fund                        $116,394(1)        $271,283
--------------------------------------------------------------------------------
KP International Equity Fund                    $247,594(1)        $374,874
--------------------------------------------------------------------------------
KP Fixed Income Fund                            $227,939(1)        $330,089
--------------------------------------------------------------------------------
KP Retirement Path 2015 Fund                    $125,741(1)        $130,699
--------------------------------------------------------------------------------
KP Retirement Path 2020 Fund                    $151,988(1)        $180,811
--------------------------------------------------------------------------------
KP Retirement Path 2025 Fund                    $143,105(1)        $179,407
--------------------------------------------------------------------------------
KP Retirement Path 2030 Fund                    $128,112(1)        $160,103
--------------------------------------------------------------------------------
KP Retirement Path 2035 Fund                    $136,031(1)        $172,645
--------------------------------------------------------------------------------
KP Retirement Path 2040 Fund                    $118,613(1)        $151,885
--------------------------------------------------------------------------------
KP Retirement Path 2045 Fund                     $77,264(1)        $101,086
--------------------------------------------------------------------------------
KP Retirement Path 2050 Fund                     $27,572(1)         $38,763
--------------------------------------------------------------------------------
KP Retirement Path 2055 Fund                      $3,367(1)          $5,017
--------------------------------------------------------------------------------
KP Retirement Path 2060 Fund                      $1,615(1)          $1,097
--------------------------------------------------------------------------------

(1) Represents the period from January 10, 2014 (commencement of Fund operations) to December 31, 2014.

The Administrator did not waive any fees during these periods.

                        THE ADVISER AND THE SUB-ADVISERS

GENERAL. Callan Associates Inc. ("Callan" or the "Adviser"), an investment consulting and investment advisory firm formed in 1973 by Edward Callan, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 600 Montgomery Street, Suite 800, San Francisco, CA 94111. The Adviser is an independent firm, with over 70 owner-employees, that provides investment consulting services to public and private pension plan sponsors, endowments, foundations, operating funds, investment management firms, financial intermediaries, and mutual fund boards of directors. As of December 31, 2015, the Adviser had approximately $21.24 billion in assets under management.

MANAGER OF MANAGERS STRUCTURE. The Adviser acts as the manager of managers of the Funds and is responsible for the investment performance of the Funds, since it allocates each Fund's assets to the Sub-advisers and recommends hiring or changing Sub-advisers to the Board of Trustees. The "manager of managers" structure enables the Funds to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of Sub-Advisory agreements (defined below). The structure does not permit investment advisory fees paid by each Fund to the Adviser to be increased or to materially change the Adviser's obligations under the Advisory Agreement (defined below), including the Adviser's responsibility to monitor and oversee sub-advisory services furnished to each Fund, without shareholder approval. Furthermore, any Sub-Advisory agreements with affiliates of each Fund or the Adviser, except for Sub-Advisory Agreements with a direct or indirect wholly owned subsidiary of the Adviser or any future parent company of the Adviser (a "Wholly-Owned Sub-adviser"), will require shareholder approval. THE ADVISER HAS ULTIMATE RESPONSIBILITY (SUBJECT TO OVERSIGHT BY THE BOARD) TO OVERSEE THE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION, AND REPLACEMENT.

MULTI-MANAGER EXEMPTIVE ORDER. The Funds and the Adviser have obtained an exemptive order from the Securities and Exchange Commission (the "SEC") that permits the Adviser, subject to certain conditions, to select new Sub-

Advisers, including Wholly-Owned Sub-advisers, with the approval of the Board but without obtaining shareholder approval. Any changes to a Sub-Advisory agreement that would result in an increase in the total management and advisory fees payable by a Fund will be required to be approved by the shareholders of that Fund. The order also permits the Adviser to materially change the terms of Sub-Advisory Agreements or to continue the employment of a Sub-Adviser after an event that would otherwise cause the automatic termination of services. The order also permits the Funds to disclose Sub-Advisers' fees only in the aggregate in their registration statement. This arrangement has been approved by the Board of Trustees and each Fund's initial shareholder. Within 90 days of retaining a new Sub-Adviser for a Fund, shareholders of the Fund will receive notification of the change.

ADVISORY AND SUB-ADVISORY AGREEMENTS. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser oversees the investment advisory services provided to the Funds. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with the Adviser, and under the supervision of the Adviser and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds.

After its initial two year term, the continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser or a Sub-Adviser, as applicable, or by the Adviser or a Sub-Adviser, as applicable, on 90 days' written notice to the Trust.

ADVISORY FEES. For these advisory services, the Adviser receives a fee, which is calculated daily and paid monthly at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

-----------------------------------------------------------------------------------------------------
FUND                                              ANNUAL ADVISORY FEE
-----------------------------------------------------------------------------------------------------
KP Large Cap Equity Fund        0.05% of the Fund's average daily net assets.
-----------------------------------------------------------------------------------------------------
KP Small Cap Equity Fund        0.05% of the Fund's average daily net assets.
-----------------------------------------------------------------------------------------------------
KP International Equity Fund    0.05% of the Fund's average daily net assets.
-----------------------------------------------------------------------------------------------------
KP Fixed Income Fund            0.05% of the Fund's average daily net assets.
-----------------------------------------------------------------------------------------------------
                                0.00% of the Fund's average daily net assets invested in Affiliated
                                Underlying Funds.(1)
                                0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2015 Fund    Unaffiliated Underlying Funds.(2)
-----------------------------------------------------------------------------------------------------
                                0.00% of the Fund's average daily net assets invested in Affiliated
                                Underlying Funds.(1)
                                0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2020 Fund    Unaffiliated Underlying Funds.(2)
-----------------------------------------------------------------------------------------------------
                                0.00% of the Fund's average daily net assets invested in Affiliated
                                Underlying Funds.(1)
                                0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2025 Fund    Unaffiliated Underlying Funds.(2)
-----------------------------------------------------------------------------------------------------
                                0.00% of the Fund's average daily net assets invested in Affiliated
                                Underlying Funds.(1)
                                0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2030 Fund    Unaffiliated Underlying Funds.(2)
-----------------------------------------------------------------------------------------------------
                                0.00% of the Fund's average daily net assets invested in Affiliated
                                Underlying Funds.(1)
                                0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2035 Fund    Unaffiliated Underlying Funds.(2)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                0.00% of the Fund's average daily net assets invested in Affiliated
                                Underlying Funds.(1)
                                0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2040 Fund    Unaffiliated Underlying Funds.(2)
-----------------------------------------------------------------------------------------------------
                                0.00% of the Fund's average daily net assets invested in Affiliated
                                Underlying Funds.(1)
                                0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2045 Fund    Unaffiliated Underlying Funds.(2)
-----------------------------------------------------------------------------------------------------
                                0.00% of the Fund's average daily net assets invested in Affiliated
                                Underlying Funds.(1)
                                0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2050 Fund    Unaffiliated Underlying Funds.(2)
-----------------------------------------------------------------------------------------------------
                                0.00% of the Fund's average daily net assets invested in Affiliated
                                Underlying Funds.(1)
                                0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2055 Fund    Unaffiliated Underlying Funds.(2)
-----------------------------------------------------------------------------------------------------
                                0.00% of the Fund's average daily net assets invested in Affiliated
                                Underlying Funds.(1)
                                0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2060 Fund    Unaffiliated Underlying Funds.(2)
-----------------------------------------------------------------------------------------------------

(1) "Affiliated Underlying Funds" are Underlying Funds to which the Adviser serves as investment adviser.

(2) "Unaffiliated Underlying Funds" are Underlying Funds to which the Adviser does not serve as investment adviser.

In addition, the Adviser has contractually agreed to reimburse all state registration and "blue sky" fees and expenses ("State Registration Fees") paid by the KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund and KP Retirement Path 2060 Fund to the extent such State Registration Fees exceed 0.01% of each of a Fund's daily net assets until April 30, 2017.

For the fiscal years ended December 31, 2014 and 2015, the Funds paid the Adviser the following advisory fees:

----------------------------------------------------------------------------------------------
                                                                       TOTAL FEES PAID
   FUND          CONTRACTUAL FEES PAID   FEES WAIVED BY THE ADVISER     TO THE ADVISER
               -------------------------------------------------------------------------------
                   2014          2015         2014        2015        2014            2015
----------------------------------------------------------------------------------------------
KP Large
Cap Equity      $724,689(1)    $609,438      N/A(1)       N/A     $724,689(1)       $609,438
Fund
----------------------------------------------------------------------------------------------
KP Small
Cap Equity      $349,934(1)    $369,945      N/A(1)       N/A     $349,934(1)       $369,945
Fund
----------------------------------------------------------------------------------------------
KP
International   $677,234(1)    $506,375      N/A(1)       N/A     $677,234(1)       $506,375
Equity Fund
----------------------------------------------------------------------------------------------
KP Fixed        $505,469(1)    $445,846      N/A(1)       N/A     $505,469(1)       $445,846
Income Fund
----------------------------------------------------------------------------------------------
KP
Retirement       $90,688(1)     $98,147      N/A(1)       N/A      $90,688(1)        $98,147
Path 2015
Fund
----------------------------------------------------------------------------------------------
KP
Retirement       $88,397(1)    $110,453      N/A(1)       N/A      $88,397(1)       $110,453
Path 2020
Fund
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
KP               $60,033(1)     $81,187      N/A(1)       N/A      $60,033(1)        $81,187
Retirement
Path 2025
Fund
----------------------------------------------------------------------------------------------
KP
Retirement       $33,186(1)     $45,131      N/A(1)      N/A        $33,186(1)       $45,131
Path 2030
Fund
----------------------------------------------------------------------------------------------
KP
Retirement       $21,622(1)     $29,491      N/A(1)      N/A        $21,622(1)       $29,491
Path 2035
Fund
----------------------------------------------------------------------------------------------
KP
Retirement       $13,113(1)     $17,536      N/A(1)      N/A        $13,113(1)       $17,536
Path 2040
Fund
----------------------------------------------------------------------------------------------
KP
Retirement        $7,368(1)      $9,873      N/A(1)      N/A         $7,368(1)        $9,873
Path 2045
Fund
----------------------------------------------------------------------------------------------
KP
Retirement        $2,416(1)      $3,790       $0(1)      $0          $2,416(1)        $3,790
Path 2050
Fund
----------------------------------------------------------------------------------------------
KP
Retirement          $217(1)        $501       $0(1)      $0            $217(1)          $501
Path 2055
Fund
----------------------------------------------------------------------------------------------
KP
Retirement           $51(1)        $107       $0(1)      $0             $51(1)          $107
Path 2060
Fund
----------------------------------------------------------------------------------------------

(1) Represents the period from January 10, 2014 (commencement of Fund operations) to December 31, 2014.

Under certain circumstances, the Adviser may engage one or more third-party transition management service providers to execute transactions on behalf of a Fund. These circumstances may include (but are not limited to) (i) the replacement, addition, or removal of a Sub-Adviser by the Adviser, requiring assets to be transitioned between Sub-Adviser accounts, or (ii) large pre-planned contributions to or withdrawals or transfers among from a Fund. During such time, the Adviser will instruct the transition manager(s) as to what transactions to effect on behalf of the Fund's portfolio. Depending on the circumstances under which a transition manager was engaged, the duration of any such transition management services will vary and will be determined by the Adviser's view on the appropriate length of the transition event.

THE SUB-ADVISERS

ACADIAN ASSET MANAGEMENT LLC--Acadian Asset Management LLC ("Acadian"), located at 260 Franklin Street, Boston, MA 02110, serves as a Sub-Adviser to a portion of the assets of the KP International Equity Fund. Acadian was founded in 1986 and is a subsidiary of OMAM Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of OM Asset Management plc, a publicly listed company on the NYSE. As of December 31, 2015, Acadian had approximately $66.8 billion in assets under management.

AQR CAPITAL MANAGEMENT, LLC--AQR Capital Management, LLC ("AQR"), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Sub-Adviser to a portion of the assets of the KP Large Cap Equity Fund. AQR, a Delaware limited liability company, was founded in 1998 and is a wholly-owned subsidiary of AQR

Capital Management Holdings, LLC ("AQR Holdings"), which has no activities other than holding the interests of AQR. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings. As of December 31, 2015, AQR had approximately $141.4 billion in assets under management.

ARISTOTLE CAPITAL BOSTON, LLC - Aristotle Capital Boston, LLC ("Aristotle Boston"), located at 125 Summer Street, Suite 1220, Boston, MA 02110, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. Aristotle Boston is owned by its employees and companies associated with Richard Hollander, the Chairman of its Board, and Howard Gleicher, managing partners of Aristotle Capital Management, LLC, an affiliated company. As of December 31, 2015, Aristotle Boston had approximately $1.26 billion in assets under management.

CASTLEARK MANAGEMENT LLC--CastleArk Management LLC ("CastleArk"), located at 1
N. Wacker Drive, Suite 3950, Chicago, IL 60606, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. CastleArk is a 100% employee owned registered investment adviser founded in Chicago in 1999 by Jerry Castellini and Ed Clark. As of December 31, 2015, CastleArk had approximately $3.7 billion in assets under management.

COLUMBUS CIRCLE INVESTORS--Columbus Circle Investors ("CCI"), located at Metro Center, One Station Place, Stamford, CT 06902, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. CCI is a Delaware general partnership established in 1975 and based in Stamford, Connecticut. CCI focuses on providing Institutional Equity Management services. CCI is a wholly-owned subsidiary of Principal Global Investors, LLC ("Principal Global Investors" or "PGI"), a member of the publicly traded Principal Financial Group, Inc. Principal Global Investors maintains its ownership of CCI through the holding company CCIP, LLC. As of December 31, 2015, CCI had approximately $13.7 billion in assets under management.

CREDIT SUISSE ASSET MANAGEMENT, LLC-- Credit Suisse Asset Management, LLC ("Credit Suisse"), located at One Madison Avenue, New York, NY 10010, serves as a Sub-Adviser to a portion of the assets of the KP Fixed Income Fund. Credit Suisse is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks. Credit Suisse Group AG provides its clients with investment banking, private banking and wealth management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. As of December 31, 2015, Credit Suisse had approximately $324.7 billion in assets under management.

DEPRINCE RACE & ZOLLO, INC.--DePrince Race & Zollo, Inc. ("DRZ"), located at 250 Park Avenue South, Suite 250, Winter Park, FL 32789, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. DRZ is an independently-owned investment adviser founded in 1995 by Gregory M. DePrince, John D. Race and Victor A. Zollo. As of December 31, 2015, DRZ had approximately $5.79 billion in assets under management.

LOOMIS, SAYLES & COMPANY, L.P.--Loomis, Sayles & Company, L.P. ("Loomis Sayles"), located at One Financial Center, Boston, MA 02111-2621, serves as a Sub-Adviser to a portion of the assets of the KP Fixed Income Fund. Loomis Sayles, a Delaware limited partnership, was founded in 1926 and is a subsidiary of Natixis Global Asset Management, L.P., which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. As of December 31, 2015, Loomis Sayles had approximately $229.1 billion in assets under management.

MARATHON ASSET MANAGEMENT LLP--Marathon Asset Management LLP
("Marathon-London"), located at Orion House, 5 Upper St. Martins Lane, London, WC2H 9EA, serves as a Sub-Adviser to a portion of the assets of the KP International Equity Fund. Marathon-London is an independent investment management company based in the West End of London. As of December 31, 2015, Marathon-London had approximately $52.94 billion in assets under management.

MFS INVESTMENT MANAGEMENT--Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), located at 111 Huntington Avenue, Boston, MA 02199-7618, serves as a Sub-Adviser to a portion of the assets of the KP Large Cap Equity Fund and the KP International Equity Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. As of December 31, 2015, MFS had approximately $413 billion in assets under management.

PANAGORA ASSET MANAGEMENT, INC.--PanAgora Asset Management, Inc. ("PanAgora"), located at 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210, serves as a Sub-Adviser to a portion of the assets of the KP Large Cap Equity Fund. PanAgora, a Delaware corporation, was founded in 1985 and is indirectly owned by Power Financial Corporation (through a series of subsidiaries, including Great West Lifeco Inc. and Putnam Investments, LLC) and by Nippon Life Insurance ("NLI") of Japan. Power Financial Corporation owns 80% of voting shares, and NLI owns 20% of voting shares. In addition, certain PanAgora employees own non-voting interests in PanAgora. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interest in PanAgora would be owned by PanAgora employees. As of December 31, 2015, PanAgora had approximately $38.36 billion in assets under management.

PAYDEN & RYGEL--Payden & Rygel ("Payden & Rygel"), located at 333 S. Grand Avenue, 32nd Flr., Los Angeles, CA 90071, serves as a Sub-Adviser to a portion of the assets of the KP Fixed Income Fund. Payden & Rygel was established in 1983 and is fully owned by 22 senior executives. As of December 31, 2015, Payden & Rygel had approximately $95.3 billion in assets under management.

PENN CAPITAL MANAGEMENT COMPANY, INC. ("PENN Capital"), located at Navy Yard Corporate Center, 3 Crescent Drive, Suite 400, Philadelphia, PA 19112, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. Founded in 1987, PENN Capital is 100% employee owned. As of December 31, 2015, PENN Capital had approximately $6.2 billion in assets under management.

SSGA FUNDS MANAGEMENT, INC.--SSGA Funds Management, Inc. ("SSGA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as a Sub-Adviser to a portion of the assets of the KP Large Cap Equity Fund, the KP Small Cap Equity Fund, the KP International Equity Fund and the KP Fixed Income Fund. SSGA FM, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of December 31, 2015, SSGA FM had approximately $384.95 billion in assets under management. State Street Global Advisors ("SSGA"), consisting of SSGA FM and other investment advisory affiliates of State Street, is the investment management arm of State Street. As of December 31, 2015, SSGA had approximately $2.24 trillion in assets under management.

T. ROWE PRICE ASSOCIATES, INC.--T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt Street, Baltimore, MD 21202 serves as a Sub-Adviser to a portion of the assets of the KP Large Cap Equity Fund. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc. As of December 31, 2015, T. Rowe Price had approximately $763.1 billion in assets under management.

WALTHAUSEN & CO., LLC--Walthausen & Co., LLC ("Walthausen"), located at 2691 Route 9, Suite 102, Malta, NY 12020, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. Walthausen is an employee-owned investment adviser founded by John Walthausen in 2007. As of December 31, 2015, Walthausen had approximately $1.228 billion in assets under management.

SUB-ADVISORY FEES. For their services, the Sub-Advisers received the following fees as percentages of each Asset Class Fund's average daily net assets for the fiscal years ended December 31, 2014 and 2015:

--------------------------------------------------------------------------------
                                                         FEE
                                         ----------------------------------
FUND                                         2014                  2015
--------------------------------------------------------------------------------
KP Large Cap Equity Fund                    0.20%(1)               0.23%
--------------------------------------------------------------------------------
KP Small Cap Equity Fund                    0.36%(1)               0.42%
--------------------------------------------------------------------------------
KP International Equity Fund                0.31%(1)               0.34%
--------------------------------------------------------------------------------
KP Fixed Income Fund                        0.19%(1)               0.21%
--------------------------------------------------------------------------------

(1) Represents the period from January 10, 2014 (commencement of Fund operations) to December 31, 2014.

For the fiscal years ended December 31, 2014 and 2015, the Asset Class Funds paid the following aggregate sub-advisory fees:

----------------------------------------------------------------------------------------------
                                      SUB-ADVISORY FEES PAID          SUB-ADVISORY FEES WAIVED
                                 -------------------------------------------------------------
FUND                                  2014             2015             2014          2015
----------------------------------------------------------------------------------------------
KP Large Cap Equity Fund          $2,069,333(1)     $2,834,640          $0(1)          $0
----------------------------------------------------------------------------------------------
KP Small Cap Equity Fund          $1,413,811(1)     $3,125,140          $0(1)          $0
----------------------------------------------------------------------------------------------
KP International Equity Fund      $2,572,419(1)     $3,447,773          $0(1)          $0
----------------------------------------------------------------------------------------------
KP Fixed Income Fund              $1,389,195(1)     $1,838,895          $0(1)          $0
----------------------------------------------------------------------------------------------

(1) Represents the period from January 10, 2014 (commencement of Fund operations) to December 31, 2014.

The Target Date Funds do not utilize any Sub-Adviser and, therefore, did not pay any Sub-Adviser any fees during such period.

PORTFOLIO MANAGEMENT

CALLAN

COMPENSATION. Callan's compensation structure is based on the company's commitment to investment consulting solutions. Compensation is provided by base salary, year-end bonus and a company match in the retirement 401(k) plan. Additionally, as an employee-owned firm, equity incentives are made available to certain key professionals who have demonstrated a commitment to the long-term growth of the firm. Compensation is not tied to performance of the Fund or assets under management.

OWNERSHIP OF FUND SHARES. The Funds are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                         DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Greg Allen                   None
Ivan "Butch" Cliff           None

(1)  Valuation date is December 31, 2015.

OTHER ACCOUNTS. As of December 31, 2015, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

------------------------------------------------------------------------------------------------------------
                               REGISTERED                 OTHER POOLED
                          INVESTMENT COMPANIES        INVESTMENT VEHICLES            OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------
                       NUMBER OF     TOTAL ASSETS    NUMBER OF   TOTAL ASSETS    NUMBER OF     TOTAL ASSETS
PORTFOLIO MANAGER      ACCOUNTS     (IN MILLIONS)    ACCOUNTS    (IN MILLIONS)   ACCOUNTS      (IN MILLIONS)
------------------------------------------------------------------------------------------------------------
Greg Allen                0              $0            36         $13,764.64        0               $0
------------------------------------------------------------------------------------------------------------
Ivan "Butch" Cliff        0              $0            36         $13,764.64        0               $0
------------------------------------------------------------------------------------------------------------

None of the accounts listed above is subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. A potential conflict of interest may arise as a result of Callan's portfolio managers' management of the Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Funds. This conflict of interest may be exacerbated to the extent that Callan or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Funds. Notwithstanding this theoretical conflict of interest, it is Callan's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Callan has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Callan's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Funds, such securities might not be suitable for the Funds given their investment objectives and related restrictions.

ACADIAN

COMPENSATION. The Adviser pays Acadian a fee based on the assets under management of the KP International Equity Fund as set forth in an investment sub-advisory agreement between Acadian and the Adviser. Acadian pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the KP International Equity Fund.

Compensation structure varies among professionals, although the basic package involves a base salary, bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership.

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual's contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth, and overall firm performance. Since portfolio management is a team approach, investment team members' compensation is not linked to the performance of specific accounts but rather to the individual's overall contribution to the success of the team and the firm's profitability.

OWNERSHIP OF FUND SHARES. The KP International Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                           DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
John R. Chisholm, CFA          None
Brendan Bradley, Ph.D.         None
Asha Mehta, CFA                None
Harry Gakidis, Ph.D.           None

(1)  Valuation date is December 31, 2015.

OTHER ACCOUNTS. As of December 31, 2015, in addition to the KP International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

---------------------------------------------------------------------------------------------------------------------
                                       REGISTERED                  OTHER POOLED
                                  INVESTMENT COMPANIES          INVESTMENT VEHICLES            OTHER ACCOUNTS
---------------------------------------------------------------------------------------------------------------------
                             NUMBER OF       TOTAL ASSETS     NUMBER OF    TOTAL ASSETS     NUMBER OF   TOTAL ASSETS
PORTFOLIO MANAGER (1)        ACCOUNTS        (IN MILLIONS)    ACCOUNTS     (IN MILLIONS)    ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------------------
John R. Chisholm,               12              $7,163           76           $18,465         166          $40,907
CFA                      --------------------------------------------------------------------------------------------
                                 1*             $1,380           11*           $2,321          14*          $4,723
---------------------------------------------------------------------------------------------------------------------
Brendan Bradley,                12              $7,163           76           $18,465         166          $40,907
Ph.D.                    --------------------------------------------------------------------------------------------
                                 1*             $1,380           11*           $2,321          14*          $4,723
---------------------------------------------------------------------------------------------------------------------
                                12              $7,163           76           $18,465         166          $40,907
Asha Mehta, CFA          --------------------------------------------------------------------------------------------
                                 1*             $1,380           11*           $2,321          14*          $4,723
---------------------------------------------------------------------------------------------------------------------
                                12              $7,163           76           $18,465         166          $40,907
Harry Gakidis, Ph.D.     --------------------------------------------------------------------------------------------
                                 1*             $1,380           11*           $2,321          14*          $4,723
---------------------------------------------------------------------------------------------------------------------

(1) The Acadian Investment Team for core-equity strategies, of which the subject strategy is one, consists of 28 portfolio managers and is not segregated along product lines or by client type. The team noted above works on all core-equity products, and the data shown reflects firm-level numbers of core-equity accounts and assets under management, segregated by investment vehicle type.

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the KP International Equity Fund, which may have different investment guidelines and objectives. In addition to the KP International Equity Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the KP International Equity Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the KP International Equity Fund and the other accounts. The other accounts may have similar investment objectives or strategies to the KP International Equity Fund, may track the same benchmarks or indexes that the KP International Equity Fund tracks and may sell securities that are eligible to be held, sold or purchased by the KP International Equity Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the KP International Equity Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the KP International Equity Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

AQR

COMPENSATION. The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal's relative ownership in AQR. Net income distributions are a function of assets under management and performance of the accounts managed by AQR. A Principal's relative ownership in the Sub-Adviser is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR's 401(k) retirement plan which is offered to all employees of AQR.

OWNERSHIP OF FUND SHARES. The KP Large Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
NAME                                   DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Michele L. Aghassi, Ph.D.              None
--------------------------------------------------------------------------------
Andrea Frazzini, Ph.D.                 None
--------------------------------------------------------------------------------
Jacques A. Friedman, M.S.              None
--------------------------------------------------------------------------------

(1)  Valuation Date is December 31, 2015.

OTHER ACCOUNTS. As of December 31, 2015, in addition to the KP Large Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

-----------------------------------------------------------------------------------------------------------
                             REGISTERED                  OTHER POOLED
                        INVESTMENT COMPANIES          INVESTMENT VEHICLES             OTHER ACCOUNTS
                  -----------------------------------------------------------------------------------------
                     NUMBER OF    TOTAL ASSETS     NUMBER OF    TOTAL ASSETS     NUMBER OF    TOTAL ASSETS
    NAME             ACCOUNTS     (IN MILLIONS)    ACCOUNTS     (IN MILLIONS)    ACCOUNTS     (IN MILLIONS)
-----------------------------------------------------------------------------------------------------------
Michele L.               2          $298.04           12          $4,552.9          6           $1,743.3
Aghassi, Ph.D.    -----------------------------------------------------------------------------------------
                         0            $0              7*          $1,685.9          0              $0
-----------------------------------------------------------------------------------------------------------
Andrea                  28         $9,370.8          18           $8,708.1         30           $11,487.7
Frazzini, Ph.D.   -----------------------------------------------------------------------------------------
                         0            $0             12*          $6,469.5         7*            $1,166.7
-----------------------------------------------------------------------------------------------------------
Jacques A.              44        $17,899.5          41          $17,102.7        108           $48,402.4
Friedman, M.S.    -----------------------------------------------------------------------------------------
                         0            $0             30*         $13,357.1        32*           $12,194.8
-----------------------------------------------------------------------------------------------------------

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Each of the portfolio managers is responsible for managing other accounts in addition to the KP Large Cap Equity Fund, including other accounts of AQR or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as "hedge funds"); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity ("Proprietary Accounts"). Management of other accounts in addition to the KP Large Cap Equity Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the KP Large Cap Equity Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the KP Large Cap Equity Fund, or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the KP Large Cap Equity Fund. Because of their positions with the KP Large Cap Equity Fund, the portfolio managers know the size, timing and possible market impact of the KP Large Cap Equity Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the KP Large Cap Equity Fund.

A potential conflict of interest may arise as a result of a portfolio manager's management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the KP Large Cap Equity Fund and other accounts managed by AQR, but may not be available in sufficient quantities for both the KP Large Cap Equity Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the KP Large Cap Equity Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management by AQR, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the KP Large Cap Equity Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR or the portfolio managers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that AQR believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the KP Large Cap Equity Fund will not participate in a transaction that is allocated among other accounts or may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the KP Large Cap Equity Fund from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the KP Large Cap Equity Fund.

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the KP Large Cap Equity Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

ARISTOTLE BOSTON

COMPENSATION. Aristotle Boston's investment professionals are compensated with salaries and an annual discretionary bonus that reflects their contribution to company objectives. The bonus allocation is determined by firm profitability. In addition to salary and bonus, firm equity owners, including David Adams and John (Jack) McPherson, also receive their share of profits on a regular basis.

OWNERSHIP OF FUND SHARES. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                                   DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
David Adams                            None
John (Jack) McPherson                  None

(1)  Valuation Date is December 31, 2015.

OTHER ACCOUNTS. As of December 31, 2015, in addition to the KP Small Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

----------------------------------------------------------------------------------------------------
                       REGISTERED                  OTHER POOLED
                  INVESTMENT COMPANIES          INVESTMENT VEHICLES             OTHER ACCOUNTS
             ---------------------------------------------------------------------------------------
               NUMBER OF    TOTAL ASSETS     NUMBER OF    TOTAL ASSETS    NUMBER OF    TOTAL ASSETS
   NAME        ACCOUNTS     (IN MILLIONS)    ACCOUNTS     (IN MILLIONS)   ACCOUNTS     (IN MILLIONS)
----------------------------------------------------------------------------------------------------
David Adams       1            $1.59             5          $236.96         21           $819.62
             ---------------------------------------------------------------------------------------
                  0             $0              1*           $89.02          0             $0
----------------------------------------------------------------------------------------------------
John (Jack)       1            $1.59             5          $236.96         21           $819.62
McPherson    ---------------------------------------------------------------------------------------
                  0             $0              1*           $89.02          0             $0
----------------------------------------------------------------------------------------------------

* This account, which is a subset of the accounts in the preceding row, is subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Potential conflicts of interest could arise in connection with Aristotle Boston's side-by-side management of separately managed accounts and mutual fund assets. These conflicts may arise through trade allocation and through security selection. Aristotle Boston seeks to mitigate conflict related to trade allocation through its trade rotation procedures.

Aristotle Boston has a trade aggregation policy (block trade) for client portfolios if Aristotle Boston feels that clients are better served by such aggregation (I.E., best execution) and where clients have not provided directed brokerage instruction. When trades are block traded, Aristotle Boston also has a trade allocation policy, namely a pro rata allocation policy for any aggregated order which is not completely filled.

Aristotle Boston does receive performance-based fees. Differing fee arrangements may create an incentive to favor higher fee paying accounts over other accounts in the allocation of investment opportunities. Aristotle Boston has procedures, such as blocking trades and allocating at average price, which are designed and implemented to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.

Aristotle Boston manages client accounts within their respective strategies, given account restrictions and/or constraints and implements trade rotation procedures to ensure that no accounts take preference over other accounts in the allocation of trades.

CASTLEARK

COMPENSATION. Portfolio managers are compensated in two ways: base salary plus participation in the profitability of their specific product. In addition, as a result of a recent restructuring, certain investment professionals, including Jim Stark and Greg Baxter, became equity owners in the firm during 2013.

OWNERSHIP OF FUND SHARES. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                     DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
James Stark              None
Gregory Baxter           None

(1)  Valuation date is December 31, 2015.

OTHER ACCOUNTS. As of December 31, 2015, in addition to the KP Small Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

--------------------------------------------------------------------------------------------------------

                              REGISTERED                 OTHER POOLED
                         INVESTMENT COMPANIES         INVESTMENT VEHICLES           OTHER ACCOUNTS
--------------------------------------------------------------------------------------------------------
                       NUMBER OF    TOTAL ASSETS    NUMBER OF   TOTAL ASSETS    NUMBER OF   TOTAL ASSETS
PORTFOLIO MANAGER      ACCOUNTS    (IN MILLIONS)    ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
--------------------------------------------------------------------------------------------------------
James Stark               0              $0             1           $51.3          18          $1,119
--------------------------------------------------------------------------------------------------------
Greg Baxter               0              $0             1           $51.3          18          $1,119
--------------------------------------------------------------------------------------------------------

None of the accounts listed above are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. A potential conflict of interest may arise as a result of CastleArk's portfolio managers' day-to-day management of the KP Small Cap Equity Fund. Because of their positions with the KP Small Cap Equity Fund, the portfolio managers know the size, timing and possible market impact of KP Small Cap Equity Fund trades. It is theoretically possible that CastleArk's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the KP Small Cap Equity Fund. However, CastleArk has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

CCI

COMPENSATION. CCI seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

     a) Base Salary. Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual. The firm's goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

     b) Bonus. Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities. Bonus compensation is based upon the performance of the investment strategy and the role that person plays in adding to the overall value added to the portfolio(s).

          A second bonus pool is for long term compensation and retention. Five percent of the firm's profits are allocated to certain employees via a three year cliff vesting deferred cash program. These units are awarded based on the employees' contribution to CCI during the year.

          A third five percent pool is used for phantom equity and has less than five participants (three year cliff) and is based on the growth of the firm.

     c) Equity Payments. Professional staff who are equity partners of CCI receive also quarterly distributions based upon their equity ownership share and firm profitability.

All CCI employees are eligible to participate in a competitive benefits package including health and retirement benefits in the form of a 401(k) plan.

OWNERSHIP OF FUND SHARES. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                          DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Clifford Fox, CFA             None
Michael Iacono, CFA           None
Katerina Wasserman            None

(1)  Valuation date is December 31, 2015.

OTHER ACCOUNTS. As of December 31, 2015, in addition to the KP Small Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

---------------------------------------------------------------------------------------------------------------------
                                   REGISTERED                    OTHER POOLED
                              INVESTMENT COMPANIES           INVESTMENT VEHICLES               OTHER ACCOUNTS
---------------------------------------------------------------------------------------------------------------------
                           NUMBER OF    TOTAL ASSETS      NUMBER OF     TOTAL ASSETS     NUMBER OF     TOTAL ASSETS
PORTFOLIO MANAGER          ACCOUNTS     (IN MILLIONS)     ACCOUNTS      (IN MILLIONS)    ACCOUNTS      (IN MILLIONS)
---------------------------------------------------------------------------------------------------------------------
                               3           $341              3              $146            88            $3,519
Clifford Fox, CFA        --------------------------------------------------------------------------------------------
                               0            $0               0               $0             1*              $50
---------------------------------------------------------------------------------------------------------------------
                               3           $341              3              $146            88            $3,519
Michael Iacono, CFA      --------------------------------------------------------------------------------------------
                               0            $0               0               $0             1*              $50
---------------------------------------------------------------------------------------------------------------------
                               3           $341              3              $146            88             $3,519
Katerina Wasserman       --------------------------------------------------------------------------------------------
                               0            $0               0               $0             1*               $50
---------------------------------------------------------------------------------------------------------------------

* This account, which is a subset of the accounts in the preceding row, is subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. CCI's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the KP Small Cap Equity Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the KP Small Cap Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the KP Small Cap Equity Fund. CCI does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, CCI believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

CREDIT SUISSE

COMPENSATION. The portfolio managers are compensated for their services by Credit Suisse. Credit Suisse's compensation to the portfolio managers includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager's bonus include the Fund's performance, assets held in the Fund and other accounts managed by the portfolio manager, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse and Credit Suisse UK, portfolio managers participate in Credit Suisse Group AG's profit sharing and 401(k) plans.

OWNERSHIP OF FUND SHARES. The KP Fixed Income Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                             DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
John G. Popp                     None
Thomas J. Flannery               None
Louis I. Farano                  None
Wing Chan                        None

(1)  Valuation Date is December 31, 2015.

OTHER ACCOUNTS. As of December 31, 2015, in addition to the KP Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

-----------------------------------------------------------------------------------------------------------
                             REGISTERED                  OTHER POOLED
                        INVESTMENT COMPANIES          INVESTMENT VEHICLES            OTHER ACCOUNTS
                   ----------------------------------------------------------------------------------------
                     NUMBER OF    TOTAL ASSETS     NUMBER OF    TOTAL ASSETS     NUMBER OF    TOTAL ASSETS
NAME                 ACCOUNTS     (IN BILLIONS)    ACCOUNTS     (IN BILLIONS)    ACCOUNTS     (IN BILLIONS)
-----------------------------------------------------------------------------------------------------------
John G. Popp            2            $2.559           35           $23.838          22           $8.745
                   ----------------------------------------------------------------------------------------
                        0              $0             25*          $14.941           0             $0
-----------------------------------------------------------------------------------------------------------
Thomas J. Flannery      4            $3.076           35           $23.838          22           $8.745
                   ----------------------------------------------------------------------------------------
                        0              $0             25*          $14.941           0             $0
-----------------------------------------------------------------------------------------------------------
Louis I. Farano         2            $2.559           35           $23.838          22           $8.745
                   -----------------------------------------------------------------------------------------
                        0              $0             25*          $14.941           0             $0
-----------------------------------------------------------------------------------------------------------
Wing Chan               4            $3.076           10            $8.897          22           $8.745
-----------------------------------------------------------------------------------------------------------

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the KP Fixed Income Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the KP Fixed Income Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the KP Fixed Income Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the KP Fixed Income Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution.

Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with each of Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

DRZ

COMPENSATION. The DRZ compensation structure consists of base salary and participation in a bonus program. Bonus compensation is determined by the firm's profitability, the product's relative performance and relative rankings versus our peers, as well as individual contributions to portfolio construction. In addition, the firm's investment professionals are eligible to own equity in the firm.

DRZ's compensation structure applies to each investment professional across all strategies.

OWNERSHIP OF FUND SHARES. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                            DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Gregory T. Ramsby               None
Randy A. Renfrow, CFA           None

(1)  Valuation date is December 31, 2015.

OTHER ACCOUNTS. As of December 31, 2015, in addition to the KP Small Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

-------------------------------------------------------------------------------------------------------------------
                                   REGISTERED                    OTHER POOLED
                              INVESTMENT COMPANIES           INVESTMENT VEHICLES               OTHER ACCOUNTS
-------------------------------------------------------------------------------------------------------------------
                           NUMBER OF     TOTAL ASSETS     NUMBER OF     TOTAL ASSETS     NUMBER OF     TOTAL ASSETS
PORTFOLIO MANAGER          ACCOUNTS      (IN MILLIONS)    ACCOUNTS      (IN MILLIONS)    ACCOUNTS      (IN MILLIONS)
-------------------------------------------------------------------------------------------------------------------
                              3             $285             4              $301            27            $1,312
Greg Ramsby                ----------------------------------------------------------------------------------------
                              0              $0              0               $0             3*             $367
-------------------------------------------------------------------------------------------------------------------
                              3             $285             4              $301            21            $1,015
Randy Renfrow              ----------------------------------------------------------------------------------------
                              0              $0              0               $0             3*             $367
-------------------------------------------------------------------------------------------------------------------

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. A potential conflict of interest may arise as a result of DRZ's portfolio managers' management of the KP Small Cap Equity Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the KP Small Cap Equity Fund. This conflict of interest may be exacerbated to the extent that DRZ or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive a base and incentive fee) than from the KP Small Cap Equity Fund. Notwithstanding this theoretical conflict of interest, it is DRZ's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, DRZ has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while DRZ's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the KP Small Cap Equity Fund, such securities might not be suitable for the KP Small Cap Equity Fund given their investment objectives and related restrictions.

LOOMIS SAYLES

COMPENSATION. Portfolio managers' compensation at Loomis Sayles depends primarily on performance against peers within similar disciplines. The percentage of a portfolio manager's maximum opportunity received in a given year is based on a four-factor model:

     o    Performance (highest weighted factor)

     o    Profit growth of the business unit

     o    Commitment to work as a member of a team

     o    Profit growth of the overall firm

At year-end, the Chief Investment Officer determines a score for the aforementioned factors; a weighted average based on these scores determines the portfolio manager's bonus.

A product's performance ranking against its peer universe is the primary factor in determining performance. The product scoring compares the product's rolling three year performance over the past eight quarters (a five year view) against both a benchmark and a peer group established by the Chief Investment Officer. The scoring rewards both the aggregate excess performance of the product against a benchmark and a peer group, as well as the consistency of that out performance. The score for a product is enhanced if over the past five years it has kept its rolling three-year performance ahead of its peers and its benchmark. Loomis Sayles compares institutional composites rather than mutual fund rankings, as the peer groups tend to be more challenging. Managers working on several product teams receive a final score based on the relative revenue weight of each strategy in their account load. Some element of profit growth is essential since the firm's overall bonus pool (as agreed to by Natixis Global Asset Management) reflects our overall profit level.

Loomis Sayles also has a long-term incentive program that has two segments. The first segment includes a select group of investment professionals who are granted units that entitle them to receive both annual payments based on Loomis Sayles' earnings and additional post retirement payouts once their units vest. These units require participants to sign an award agreement, which includes a non-compete and a non-solicit covenant. The second segment includes other investment professionals and senior executives who also receive a share of annual earnings. Annual payments in this segment are deposited in an investment account for each participant and vest over two years, and are distributed to the employee at the end of two years, provided that the employee remains with Loomis Sayles. This segment has no post-retirement payments.

OWNERSHIP OF FUND SHARES. The KP Fixed Income Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                         DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Lynne A. Royer               None
William C. Stevens           None

(1)  Valuation date is December 31, 2015.

OTHER ACCOUNTS. As of December 31, 2015, in addition to the KP Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

----------------------------------------------------------------------------------------------------------------
                                  REGISTERED                   OTHER POOLED
                              INVESTMENT COMPANIES         INVESTMENT VEHICLES             OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------
                           NUMBER OF   TOTAL ASSETS     NUMBER OF    TOTAL ASSETS     NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGER          ACCOUNTS    (IN MILLIONS)    ACCOUNTS     (IN MILLIONS)    ACCOUNTS     (IN MILLIONS)
----------------------------------------------------------------------------------------------------------------
                              2          $1,727.0          4            $674.6           17          $3,007.7
Lynne A. Royer           ---------------------------------------------------------------------------------------
                              0             $0             0              $0             1*           $508.5
----------------------------------------------------------------------------------------------------------------
                              2          $1,727.0          4            $674.6           5           $3,003.8
William C. Stevens       ---------------------------------------------------------------------------------------
                              0             $0             0              $0             1*           $508.5
----------------------------------------------------------------------------------------------------------------

* This account, which is a subset of the accounts in the preceding row, is subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders between the KP Fixed Income Fund and other accounts managed by Loomis Sayles (including institutional accounts, mutual funds, hedge funds and affiliated accounts). Loomis Sayles potentially could give favorable treatment to some accounts for a variety of reasons, including favoring large accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts based on each account's availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the KP Fixed Income Fund, or sells a stock for some accounts while buying the stock for others, and through the use of "soft dollar arrangements," which are discussed in Loomis Sayles' Brokerage Allocation Policies and Procedures.

MARATHON-LONDON

COMPENSATION. Marathon-London's two founding members receive the largest part of their income through their majority ownership of Marathon-London. Other key investment professionals i.e. non-founding portfolio managers and analysts are competitively compensated with a salary, discretionary bonus and performance-related bonus. The performance-related bonus is an objective bonus that is based on three year rolling performance versus the benchmark of the portfolio that they manage. In the case of analysts, this would be a bonus based on three year rolling performance of a paper portfolio. In addition, stock options are awarded to the investment team as well as other key professionals. Exercise of options is facilitated by a company loan program. In addition, Neil Ostrer and William Arah separately manage small hedge funds and are entitled to a proportion of the fees generated from these funds.

OWNERSHIP OF FUND SHARES. The KP International Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                           DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Neil M. Ostrer                 None
William J. Arah                None
Nick Longhurst  None
Michael Godfrey, CFA           None
Charles Carter                 None
Robert Anstey, CFA             None
David Cull, CFA                None

(1)  Valuation date is December 31, 2015.

OTHER ACCOUNTS. As of December 31, 2015, in addition to the KP International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

---------------------------------------------------------------------------------------------------------------------------
                                            REGISTERED                  OTHER POOLED
                                       INVESTMENT COMPANIES          INVESTMENT VEHICLES              OTHER ACCOUNTS
------------------------------- ------------------------------ ------------------------------ -------------- ---------------
                                    NUMBER OF    TOTAL ASSETS     NUMBER OF     TOTAL ASSETS     NUMBER OF    TOTAL ASSETS
PORTFOLIO MANAGERS                  ACCOUNTS     (IN MILLIONS)    ACCOUNTS      (IN MILLIONS)    ACCOUNTS     (IN MILLIONS)
---------------------------------------------------------------------------------------------------------------------------
Europe - NEIL M. OSTRER,               0              $0             3             $1,113            5          $1,545
CHARLES CARTER AND NICK           -----------------------------------------------------------------------------------------
LONGHURST                              0              $0            3*             $1,113            3*         $1,035
---------------------------------------------------------------------------------------------------------------------------
                                       0              $0             3             $1,449            5          $3,076
Japan - WILLIAM J. ARAH           -----------------------------------------------------------------------------------------
                                       0              $0            3*             $1,449            4*         $1,433
---------------------------------------------------------------------------------------------------------------------------
Global - NEIL M. OSTRER,               1           $1,432            8            $22,097           13          $5,867
CHARLES CARTER, NICK              -----------------------------------------------------------------------------------------
LONGHURST, WILLIAM J. ARAH,           1*           $1,432           8*            $22,097           1*            $97
MICHAEL GODFREY, ROBERT
ANSTEY AND DAVID CULL
---------------------------------------------------------------------------------------------------------------------------
EAFE - NEIL M. OSTRER,                 1             $40             0              $0              36          $15,813
CHARLES CARTER, NICK              -----------------------------------------------------------------------------------------
LONGHURST, WILLIAM J. ARAH,           1*             $40             0              $0              5*           $1,032
MICHAEL GODFREY AND
DAVID CULL
---------------------------------------------------------------------------------------------------------------------------
Asia Pacific -                         0              $0             0              $0              1             $289
WILLIAM J. ARAH,                  -----------------------------------------------------------------------------------------
MICHAEL GODFREY AND                    0              $0             0              $0              0              $0
DAVID CULL
---------------------------------------------------------------------------------------------------------------------------
Emerging - MICHAEL GODFREY             2             $197            1             $17              0              $0
AND DAVID CULL                    -----------------------------------------------------------------------------------------
                                      2*             $197           1*             $17              0              $0
---------------------------------------------------------------------------------------------------------------------------

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. While not viewed as material, Marathon-London recognizes the potential for conflicts of interest in situations where two or more funds or accounts participate in investment decisions involving the same securities and in the management of performance-fee portfolios side by side with non-performance-fee portfolios. Marathon-London has policies and procedures in place to address such potential conflicts.

MFS

COMPENSATION. Portfolio manager compensation is reviewed annually. As of December 31, 2015, portfolio manager total cash compensation is a combination of base salary and performance bonus: Base Salary -- Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus -- Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three- and five-year periods relative to peer-group universes and/or indices ("benchmarks"). As of December 31, 2015, the following benchmarks were used to measure the following portfolio managers' performance for the following Funds:

------------------------------------------------------------------------------------------------------
FUND                             PORTFOLIO MANAGER                  BENCHMARK(S)
------------------------------------------------------------------------------------------------------
KP Large Cap Equity Fund         Nevin Chitkara         Russell 1000 Value Index
                                 ---------------------------------------------------------------------
                                 Steven Gorham          Russell 1000 Value Index
------------------------------------------------------------------------------------------------------
KP International Equity Fund     Marcus Smith           MSCI All Country World (ex-US) Index (net div)
                                 ---------------------------------------------------------------------
                                 Daniel Ling            MSCI All Country World (ex-US) Index (net div)
------------------------------------------------------------------------------------------------------

Effective May 1, 2016, the following benchmark will be used to measure the following portfolio manager's performance for the following Fund:

------------------------------------------------------------------------------------------------------
FUND                             PORTFOLIO MANAGER                  BENCHMARK(S)
------------------------------------------------------------------------------------------------------
KP International Equity Fund     Filipe M.G. Benzinho    MSCI EAFE (Europe, Australasia, Far East)
                                                         Index (net div)
------------------------------------------------------------------------------------------------------

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is given to portfolio performance over one, three, and five years with emphasis placed on the longer periods. For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered. For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan, and health and other insurance plans), and programs available generally to other employees of MFS. The percentage such benefits represent, of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

OWNERSHIP OF FUND SHARES. The KP Large Cap Equity Fund and the KP International Equity Fund are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                           DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Nevin Chitkara                 None
Steven Gorham, CFA             None
Filipe M.G. Benzinho           None
Marcus Smith                   None
Daniel Ling                    None

(1)  Valuation date is December 31, 2015.

OTHER ACCOUNTS. In addition to the KP Large Cap Equity Fund and the KP International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below. Unless otherwise indicated, the information below is as of December 31, 2015.

---------------------------------------------------------------------------------------------------------
                          REGISTERED                   OTHER POOLED
                     INVESTMENT COMPANIES           INVESTMENT VEHICLES            OTHER ACCOUNTS
---------------------------------------------------------------------------------------------------------
PORTFOLIO           NUMBER      TOTAL ASSETS       NUMBER     TOTAL ASSETS       NUMBER     TOTAL ASSETS
MANAGER          OF ACCOUNTS   (IN MILLIONS)    OF ACCOUNTS   (IN MILLIONS)   OF ACCOUNTS   (IN MILLIONS)
---------------------------------------------------------------------------------------------------------
Nevin
Chitkara (KP
Large Cap
Equity Fund)          17         $58,598.3            8         $5,845.9           42         $17,626.1
---------------------------------------------------------------------------------------------------------
Steven
Gorham, CFA
(KP Large Cap
Equity Fund)          16         $58,557.6            8         $5,845.9           42         $17,626.1
---------------------------------------------------------------------------------------------------------
Filipe M.G.
Benzinho(1) (KP
International
Equity Fund)           0            $0                0            $0               0             $0
---------------------------------------------------------------------------------------------------------
Marcus Smith
(KP International
Equity Fund)          13         $14,823.4            5         $2,417.7           34         $7,075.6
---------------------------------------------------------------------------------------------------------
Daniel Ling
(KP International
Equity Fund)          12         $14,610.4            3         $2,055.2           25         $5,676.1
---------------------------------------------------------------------------------------------------------

(1)  Account information for Filipe M.G. Benzinho is as of January 31, 2016.
     Mr. Benzinho became a portfolio manager of the KP International Equity Fund effective May 1, 2016.

None of the accounts listed above are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the funds and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for a Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS' trade allocation policies may give rise to conflicts of interest if a Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Funds are concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

PANAGORA

COMPENSATION. All investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses. All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Investment professionals have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts.

Senior employees of the company can own up to 20% of PanAgora through restricted stocks and options under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

OWNERSHIP OF FUND SHARES. The KP Large Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
NAME                                   DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
George D. Mussalli, CFA                None
--------------------------------------------------------------------------------
Jaime Lee, Ph.D.                       None
--------------------------------------------------------------------------------
Jane Zhao, Ph.D.                       None
--------------------------------------------------------------------------------
Oleg Nusinzon, CFA                     None
--------------------------------------------------------------------------------
Dmitri Kantsyrev, Ph.D., CFA           None
--------------------------------------------------------------------------------

(1)  Valuation Date is December 31, 2015.

OTHER ACCOUNTS. As of December 31, 2015, in addition to the KP Large Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

---------------------------------------------------------------------------------------------------
                        REGISTERED                  OTHER POOLED
                  INVESTMENT COMPANIES           INVESTMENT VEHICLES          OTHER ACCOUNTS
               ------------------------------------------------------------------------------------
                 NUMBER OF   TOTAL ASSETS     NUMBER OF   TOTAL ASSETS    NUMBER OF   TOTAL ASSETS
    NAME         ACCOUNTS    (IN MILLIONS)    ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
---------------------------------------------------------------------------------------------------
George D.            6        $1,208.2           77        $12,456.8         87        $15,751.6
Mussalli, CFA  ------------------------------------------------------------------------------------
                     0           $0              23*        $1,918.5         14*        $3,697.3
---------------------------------------------------------------------------------------------------
Jaime Lee,           3        $414.8             52         $9,003.4         43        $11,588.7
Ph.D.          ------------------------------------------------------------------------------------
                     0           $0              19         $1,748.5         9*         $2,573.7
---------------------------------------------------------------------------------------------------
Jane Zhao,           3        $414.8             52         $9,003.4         43        $11,588.7
Ph.D.          ------------------------------------------------------------------------------------
                     0          $0               19*        $1,748.5          9*        $2,573.7
---------------------------------------------------------------------------------------------------
Oleg Nusinzon,       3        $414.8             52         $9,003.4         43        $11,588.7
CFA            ------------------------------------------------------------------------------------
                     0          $0               19*        $1,748.5          9*        $2,573.7
---------------------------------------------------------------------------------------------------
Dmitri               3        $414.8             52         $9,003.4         43        $11,588.7
Kantsyrev,     ------------------------------------------------------------------------------------
Ph.D., CFA           0         $0                19*        $1,748.5          9*        $2,573.7
---------------------------------------------------------------------------------------------------

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the KP Large Cap Equity Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts, as well as incubated accounts. The other accounts might have similar investment objectives as the KP Large Cap Equity Fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the KP Large Cap Equity Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the KP Large Cap Equity Fund. Because of their positions with the KP Large Cap Equity Fund, the portfolio managers know the size, timing and possible market impact of the KP Large Cap Equity Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the KP Large Cap Equity Fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the KP Large Cap Equity Fund, and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the KP Large Cap Equity Fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the KP Large Cap Equity Fund. Notwithstanding this theoretical conflict of interest, it is PanAgora's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the KP Large Cap Equity Fund, such securities might not be suitable for the KP Large Cap Equity Fund given its investment objective and related restrictions.

PAYDEN & RYGEL

COMPENSATION. In addition to highly competitive base salaries, each employee receives an annual cash bonus based on merit and corporate profitability. Bonuses are extended to all members of the firm. Incentive compensation is based partially on individual performance and partially on the firm's performance. The percentage of compensation, which is base salary plus bonus, varies between individual investment professionals.

There are no differences in the criteria for compensation used by the Fund and used by other accounts managed by the portfolio manager.

OWNERSHIP OF FUND SHARES. The KP Fixed Income Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                               DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Kristin Ceva, Ph.D., CFA           None
Arthur Hovsepian, CFA              None
Vladimir Milev, CFA                None
Darren Capeloto                    None
Asha B. Joshi, CFA                 None

(1)  Valuation date is December 31, 2015.

OTHER ACCOUNTS. As of December 31, 2015, in addition to the KP Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

---------------------------------------------------------------------------------------------------------------
                         REGISTERED                      OTHER POOLED
                    INVESTMENT COMPANIES              INVESTMENT VEHICLES                 OTHER ACCOUNTS
---------------------------------------------------------------------------------------------------------------
PORTFOLIO         NUMBER        TOTAL ASSETS       NUMBER        TOTAL ASSETS       NUMBER        TOTAL ASSETS
MANAGER         OF ACCOUNTS     (IN MILLIONS)    OF ACCOUNTS     (IN MILLIONS)    OF ACCOUNTS     (IN MILLIONS)
---------------------------------------------------------------------------------------------------------------
Kristin Ceva,       3              $1,072             2              $158              17            $4,323
Ph.D., CFA
---------------------------------------------------------------------------------------------------------------
Arthur              3              $1,072             2              $158              17            $4,323
Hovsepian,
CFA
---------------------------------------------------------------------------------------------------------------
Vladimir            3              $1,072             2              $158              17            $4,323
Milev, CFA
---------------------------------------------------------------------------------------------------------------
Darren              3              $1,072             2              $158              17            $4,323
Capeloto
---------------------------------------------------------------------------------------------------------------
Asha Joshi,         0                $0               0               $0               18           $12,957
CFA
---------------------------------------------------------------------------------------------------------------

None of the accounts listed above are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Payden & Rygel has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager's management of the KP Fixed Income Fund and his or her management of other accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among the Fund and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. Payden & Rygel has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Payden & Rygel will anticipate all potential conflicts of interest.

PENN CAPITAL

COMPENSATION. PENN Capital's compensation plans are designed to incentivize employees responsible for investment management and trading. Compensation plans include salaries commensurate with experience, investment performance-based bonuses, profit participation plan and equity ownership for selected individuals. Salary is determined by certain factors including experience, leadership, management, and contributions to the strategic planning and decision-making within the investment processes. The investment performance-based bonuses are based on certain factors, including but not limited to, investment returns as relative to the Fund's benchmark over the 1, 3 and 5-year periods, volatility measurements and individual professional investment performance attribution. Profit participation awards and stock ownership eligibility are awarded based on distinguishing accomplishments to the investment process and/or PENN Capital's business. Compensation plans of employees responsible for investment management are managed by PENN Capital's executive committee.

OWNERSHIP OF FUND SHARES. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                        DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Richard A. Hocker           None
J. Paulo Silva              None

(1)  Valuation Date is December 31, 2015.

OTHER ACCOUNTS. As of December 31, 2015, in addition to the KP Small Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

--------------------------------------------------------------------------------------------------------
                              REGISTERED               OTHER POOLED
                         INVESTMENT COMPANIES       INVESTMENT VEHICLES           OTHER ACCOUNTS
                     -----------------------------------------------------------------------------------
                      NUMBER OF   TOTAL ASSETS    NUMBER OF   TOTAL ASSETS     NUMBER OF   TOTAL ASSETS
   NAME               ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)    ACCOUNTS    (IN MILLIONS)
--------------------------------------------------------------------------------------------------------
                        8           $368.02          16          $729.64          132        $4,481.24
Richard A. Hocker    -----------------------------------------------------------------------------------
                       2*           $118.87          3*           $21.34          13*          $698.45
--------------------------------------------------------------------------------------------------------
                       0              $0              2           $33.74           8           $222.86
J. Paulo Silva       -----------------------------------------------------------------------------------
                       0              $0              0             $0             1*          $178.58
--------------------------------------------------------------------------------------------------------

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Potential conflicts of interest may arise when PENN Capital's portfolio managers have day-to-day management responsibilities with respect to one or more other funds or accounts in addition to the Fund.

PENN Capital has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for PENN Capital and the individuals that it employs. For example, PENN Capital seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. PENN Capital has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that these policies and procedures will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who manages multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to focus on the investment opportunities for each of those accounts as fully as might be the case if he or she were to devote attention to a single fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a single fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which could affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of PENN Capital's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.

SSGA FM

COMPENSATION. The compensation of SSGA FM's investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual performance. Each year State Street's Global Human Resources department participates in compensation surveys in order to provide SSGA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. Because the size of the incentive pool is based on the firm's overall profitability and performance against risk-related goals, each staff member is motivated to contribute both as an individual and as a team member.

The incentive pool is allocated to the various functions within SSGA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

OWNERSHIP OF FUND SHARES. The KP Large Cap Equity Fund, the KP Small Cap Equity Fund, the KP International Equity Fund and the KP Fixed Income Fund are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                                 DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Dwayne Hancock, CFA                  None
John Tucker, CFA                     None
Michael Feehily, CFA                 None
Mahesh Jayakumar, CFA, FRM           None
Cynthia Moy                          None

(1)  Valuation date is December 31, 2015.

OTHER ACCOUNTS. As of December 31, 2015, in addition to the KP Large Cap Equity Fund, the KP Small Cap Equity Fund, the KP International Equity Fund and the KP Fixed Income Fund, the portfolio managers were responsible for the day-today management of certain other accounts, as listed below:

-------------------------------------------------------------------------------------------------
                       REGISTERED                 OTHER POOLED
                  INVESTMENT COMPANIES        INVESTMENT VEHICLES           OTHER ACCOUNTS
-------------------------------------------------------------------------------------------------
PORTFOLIO       NUMBER OF   TOTAL ASSETS    NUMBER OF   TOTAL ASSETS    NUMBER OF   TOTAL ASSETS
MANAGER         ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
-------------------------------------------------------------------------------------------------
Dwayne
Hancock,          152       $185,857.19       453        $483,939.27       348       $213,089.65
CFA
-------------------------------------------------------------------------------------------------
John Tucker,
CFA               152       $185,857.19       453        $483,939.27       348       $213,089.65
-------------------------------------------------------------------------------------------------
Michael
Feehily, CFA      152       $185,857.19       453        $483,939.27       348       $213,089.65
-------------------------------------------------------------------------------------------------
Mahesh
Jayakumar,         33        $52,755.17       117        $55,322.64        135        $45,668.72
CFA, FRM
-------------------------------------------------------------------------------------------------
Cynthia Moy        33        $52,755.17       117        $55,322.64        135        $45,668.72
-------------------------------------------------------------------------------------------------

None of the accounts listed above are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers' accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees--the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

T. ROWE PRICE

COMPENSATION. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund's prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and are the same as those presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund's expense ratio is usually taken into account. Contribution to T. Rowe Price's overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring other; and other contributions to our clients, the firm or our culture are important components of T. Rowe Price's long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

OWNERSHIP OF FUND SHARES. The KP Large Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                            DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Robert W. Sharps, CFA           None

(1)  Valuation date is December 31, 2015.

OTHER ACCOUNTS. As of December 31, 2015, in addition to the KP Large Cap Equity Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as listed below:

----------------------------------------------------------------------------------------------------------

                        REGISTERED                   OTHER POOLED
                   INVESTMENT COMPANIES           INVESTMENT VEHICLES                OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------
PORTFOLIO         NUMBER       TOTAL ASSETS      NUMBER      TOTAL ASSETS       NUMBER       TOTAL ASSETS
MANAGER        OF ACCOUNTS    (IN MILLIONS)   OF ACCOUNTS    (IN MILLIONS)    OF ACCOUNTS    (IN MILLIONS)
----------------------------------------------------------------------------------------------------------
Robert W.           6          $18,890.34          7           $2,139.20           56         $14,287.24
Sharps, CFA
----------------------------------------------------------------------------------------------------------

None of the accounts listed above are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and common trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Compensation" section, the portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the
T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and
T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

WALTHAUSEN & CO.

COMPENSATION. John Walthausen is compensated in the form of salary, bonus and profit sharing related to the firm as a whole. It is not based specifically on work done on behalf of or performance of the Fund, or any other account.

OWNERSHIP OF FUND SHARES. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                      DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
John Walthausen           None

(1)  Valuation date is December 31, 2015.

OTHER ACCOUNTS. As of December 31, 2015, in addition to the KP Small Cap Equity Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as listed below:

------------------------------------------------------------------------------------------------------------
                        REGISTERED                    OTHER POOLED
                   INVESTMENT COMPANIES           INVESTMENT VEHICLES                 OTHER ACCOUNTS
---------- -------------------------------- --------------------------------- ---------------- ---------------
PORTFOLIO        NUMBER       TOTAL ASSETS      NUMBER       TOTAL ASSETS        NUMBER        TOTAL ASSETS
MANAGER       OF ACCOUNTS    (IN MILLIONS)   OF ACCOUNTS     (IN MILLIONS)    OF ACCOUNTS      (IN MILLIONS)
------------------------------------------------------------------------------------------------------------
John               3            $828.5            0               $0               46              $296.4
Walthausen
------------------------------------------------------------------------------------------------------------

None of the accounts listed above are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Walthausen & Co. has not identified any material conflicts between the KP Small Cap Equity Fund and other accounts managed by Walthausen & Co. However, actual or apparent conflicts of interest may arise in connection with the portfolio manager's day-to-day management of the KP Small Cap Equity Fund and other accounts. The management of the KP Small Cap Equity Fund and other accounts may result in unequal time and attention being devoted to the KP Small Cap Equity Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the KP Small Cap Equity Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the KP Small Cap Equity Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

                                  DISTRIBUTION

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement ("Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Trust's Institutional Class shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to the Funds, by a majority of the outstanding shares of the Funds, upon not more than 60 days' written notice by either party.

                      PAYMENTS TO FINANCIAL INTERMEDIARIES

PAYMENTS BY THE ADVISER. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

                       TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Advisers, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a Fund, at which time certain of the Fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Fund's Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Adviser, the Board meets with the Adviser and Sub-Advisers to review such services. Among other things, the Board regularly considers the Adviser's and Sub-Advisers' adherence to the Funds' investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds' investments, including, for example, portfolio holdings schedules and reports on the Adviser's or Sub-Advisers' use of derivatives in managing the Funds, if any, as well as reports on the Funds' investments in other investment companies, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds' financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds' internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each of the Audit Committee and Governance Committee is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Each Trustee oversees 14 Funds in the "Fund Complex."

--------------------------------------------------------------------------------------------------------------------
                          POSITION WITH        PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH    TRUST                IN THE PAST 5 YEARS         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
--------------------------------------------------------------------------------------------------------------------
Robert Nesher             Chairman of the      SEI employee 1974 to        Current Directorships: Trustee of The
(Born: 1946)              Board of Trustees    present; currently          Advisors' Inner Circle Fund, The
                          (since 2013)         performs various            Advisors' Inner Circle Fund II, Bishop
                                               services on behalf of       Street Funds, SEI Daily Income Trust,
                                               SEI Investments for         SEI Institutional International Trust,
                                               which Mr. Nesher is         SEI Institutional Investments Trust, SEI
                                               compensated. Vice           Institutional Managed Trust, SEI
                                               Chairman of The             Liquid Asset Trust, SEI Asset
                                               Advisors' Inner Circle      Allocation Trust, SEI Tax Exempt
                                               Fund III, O'Connor          Trust, Adviser Managed Trust, New
                                               EQUUS (closed-end           Covenant Funds, SEI Insurance
                                               investment company),        Products Trust and SEI Catholic Values
                                               Winton Series Trust,        Trust. Director of SEI Structured Credit
                                               Winton Diversified          Fund, LP, SEI Global Master Fund plc,
                                               Opportunities Fund          SEI Global Assets Fund plc, SEI
                                               (closed-end investment      Global Investments Fund plc, SEI
                                               company) and Gallery        Investments--Global Funds Services,
                                               Trust. President, Chief     Limited, SEI Investments Global,
                                               Executive Officer and       Limited, SEI Investments (Europe)
                                               Trustee of SEI Daily        Ltd., SEI Investments--Unit Trust
                                               Income Trust, SEI           Management (UK) Limited, SEI Multi-
                                               Liquid Asset Trust, SEI     Strategy Funds PLC and SEI Global
                                               Tax Exempt Trust, SEI       Nominee Ltd.
                                               Institutional Managed
                                               Trust, SEI Institutional    Former Directorships: Director of SEI
                                               International Trust, SEI    Opportunity Fund, L.P. to 2010.
                                               Institutional               Director of SEI Alpha Strategy
                                               Investments Trust, SEI      Portfolios, LP to 2013.
                                               Asset Allocation Trust,
                                               Adviser Managed Trust,
                                               New Covenant Funds,
                                               SEI Insurance Products
                                               Trust and SEI Catholic
                                               Values Trust. President
                                               and Director of SEI
                                               Structured Credit Fund,
                                               LP. President, Chief
                                               Executive Officer and
                                               Director of SEI Alpha
                                               Strategy Portfolios, LP,
                                               June 2007 to September
                                               2013. President and
                                               Director of SEI
                                               Opportunity Fund, L.P.
                                               to 2010.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                          POSITION WITH        PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH    TRUST                IN THE PAST 5 YEARS         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
William M. Doran          Trustee              Self-Employed               Current Directorships: Trustee of The
(Born: 1940)              (since 2013)         Consultant since 2003.      Advisors' Inner Circle Fund, The
                                               Partner at Morgan,          Advisors' Inner Circle Fund II, Bishop
                                               Lewis & Bockius LLP         Street Funds, The Advisors' Inner
                                               (law firm) from 1976 to     Circle Fund III, O'Connor EQUUS
                                               2003. Counsel to the        (closed-end investment company),
                                               Trust, SEI Investments,     Winton Series Trust, Winton
                                               SIMC, the Administrator     Diversified Opportunities Fund (closed-
                                               and the Distributor.        end investment company), Gallery
                                                                           Trust, SEI Daily Income Trust, SEI
                                                                           Institutional International Trust, SEI
                                                                           Institutional Investments Trust, SEI
                                                                           Institutional Managed Trust, SEI
                                                                           Liquid Asset Trust, SEI Asset
                                                                           Allocation Trust, SEI Tax Exempt
                                                                           Trust, Adviser Managed Trust, New
                                                                           Covenant Funds, SEI Insurance
                                                                           Products Trust and SEI Catholic Values
                                                                           Trust. Director of SEI Investments
                                                                           (Europe), Limited, SEI Investments--
                                                                           Global Funds Services, Limited, SEI
                                                                           Investments Global, Limited, SEI
                                                                           Investments (Asia), Limited, SEI
                                                                           Global Nominee Ltd. and SEI
                                                                           Investments -- Unit Trust Management
                                                                           (UK) Limited. Director of the
                                                                           Distributor since 2003.

                                                                           Former Directorships: Director of SEI
                                                                           Alpha Strategy Portfolios, LP to 2013.
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
John K. Darr              Trustee              Retired. Chief Executive    Current Directorships: Trustee of The
(Born: 1944)              (since 2013)         Officer, Office of          Advisors' Inner Circle Fund, The
                                               Finance, Federal Home       Advisors' Inner Circle Fund II and
                                               Loan Banks, from 1992       Bishop Street Funds. Director of
                                               to 2007.                    Federal Home Loan Bank of Pittsburgh,
                                                                           Meals on Wheels, Lewes/Rehoboth
                                                                           Beach and West Rehoboth Land Trust.
--------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.     Trustee              Self-Employed               Current Directorships: Trustee of The
(Born: 1952)              (since 2013)         Consultant since January    Advisors' Inner Circle Fund, The
                                               2012. Director of           Advisors' Inner Circle Fund II and
                                               Endowments and              Bishop Street Funds. Director of The
                                               Foundations,                Korea Fund, Inc.
                                               Morningstar Investment
                                               Management,
                                               Morningstar, Inc.,
                                               February 2010 to May
                                               2011. Director of
                                               International Consulting
                                               and Chief Executive
                                               Officer of Morningstar
                                               Associates Europe
                                               Limited, Morningstar,
                                               Inc., May 2007 to
                                               February 2010. Country
                                               Manager -- Morningstar
                                               UK Limited,
                                               Morningstar, Inc., June
                                               2005 to May 2007.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                          POSITION WITH        PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH    TRUST                IN THE PAST 5 YEARS         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson       Trustee              Retired. Private Investor   Current Directorships: Trustee of The
(Born: 1942)              (since 2013)         since 1994.                 Advisors' Inner Circle Fund, The
                                                                           Advisors' Inner Circle Fund II, Bishop
                                                                           Street Funds, SEI Asset Allocation
                                                                           Trust, SEI Daily Income Trust, SEI
                                                                           Institutional International Trust, SEI
                                                                           Institutional Managed Trust, SEI
                                                                           Institutional Investments Trust, SEI
                                                                           Liquid Asset Trust, SEI Tax Exempt
                                                                           Trust, Adviser Managed Trust, New
                                                                           Covenant Funds, SEI Insurance
                                                                           Products Trust and SEI Catholic Values
                                                                           Trust. Director of Federal Agricultural
                                                                           Mortgage Corporation (Farmer Mac)
                                                                           since 1997.

                                                                           Former Directorships: Director of SEI
                                                                           Alpha Strategy Portfolios, LP to 2013.
--------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian        Trustee              Vice President,             Current Directorships: Trustee of The
(Born: 1943)              (since 2013)         Compliance, AARP            Advisors' Inner Circle Fund, The
                                               Financial Inc., from        Advisors' Inner Circle Fund II and
                                               2008 to 2010. Self-         Bishop Street Funds.
                                               Employed Legal and
                                               Financial Services
                                               Consultant since 2003.
                                               Counsel (in-house) for
                                               State Street Bank from
                                               1995 to 2003.
--------------------------------------------------------------------------------------------------------------------
Bruce Speca               Trustee              Global Head of Asset        Current Directorships: Trustee of The
(Born: 1956)              (since 2013)         Allocation, Manulife        Advisors' Inner Circle Fund, The
                                               Asset Management            Advisors' Inner Circle Fund II and
                                               (subsidiary of Manulife     Bishop Street Funds.
                                               Financial), June 2010 to
                                               May 2011. Executive
                                               Vice President --
                                               Investment Management
                                               Services, John Hancock
                                               Financial Services
                                               (subsidiary of Manulife
                                               Financial), June 2003 to
                                               June 2010.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                          POSITION WITH        PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH    TRUST                IN THE PAST 5 YEARS         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.   Trustee              Retired since January       Current Directorships: Trustee/
(Born: 1942)              (since 2013)         2012. Self-Employed         Director of State Street Navigator
                          Lead Independent     Consultant, Newfound        Securities Lending Trust, The
                          Trustee              Consultants Inc., April     Advisors' Inner Circle Fund, The
                                               1997 to December 2011.      Advisors' Inner Circle Fund II, Bishop
                                                                           Street Funds, SEI Structured Credit
                                                                           Fund, LP, SEI Daily Income Trust, SEI
                                                                           Institutional International Trust, SEI
                                                                           Institutional Investments Trust, SEI
                                                                           Institutional Managed Trust, SEI
                                                                           Liquid Asset Trust, SEI Asset
                                                                           Allocation Trust, SEI Tax Exempt
                                                                           Trust, Adviser Managed Trust, New
                                                                           Covenant Funds, SEI Insurance
                                                                           Products Trust and SEI Catholic Values
                                                                           Trust. Member of the independent
                                                                           review committee for SEI's Canadian-
                                                                           registered mutual funds.

                                                                           Former Directorships: Director of SEI
                                                                           Opportunity Fund, L.P. to 2010.
                                                                           Director of SEI Alpha Strategy
                                                                           Portfolios, LP to 2013.
--------------------------------------------------------------------------------------------------------------------

* Trustees who are deemed to be "interested persons" (as the term is defined in the 1940 Act) of the Trust are referred to as "Interested Trustees." Messrs. Doran and Nesher are deemed Interested Trustees by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of other mutual fund complexes since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of other mutual fund complexes since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of other mutual fund complexes since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, and the experience he has gained serving as a trustee of other mutual fund complexes since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of other mutual fund complexes since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of other mutual fund complexes since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each Fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each Fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each Fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three
          (3) times during the most recently completed fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met one (1) time during the most recently completed fiscal year.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met two (2) times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Trust is not part of any "family of investment companies" as such term is defined in Form N-1A.

-------------------------------------------------------------------------------------------
                                DOLLAR RANGE OF          AGGREGATE DOLLAR RANGE OF SHARES
       NAME                  FUND SHARES (FUND)(1)     (ALL FUNDS IN THE FUND COMPLEX)(1,2)
-------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------
Robert A.                            None                            None
Nesher
-------------------------------------------------------------------------------------------
William M.                           None                            None
Doran
-------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------
John K. Darr                         None                            None
-------------------------------------------------------------------------------------------
Joseph T.                            None                            None
Grause, Jr.
-------------------------------------------------------------------------------------------
Mitchell A.                          None                            None
Johnson
-------------------------------------------------------------------------------------------
Betty L.                             None                            None
Krikorian
-------------------------------------------------------------------------------------------
Bruce Speca                          None                            None
-------------------------------------------------------------------------------------------
George J.                            None                            None
Sullivan, Jr.
-------------------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2015.

(2)  The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the fiscal year ended December 31, 2015.

-------------------------------------------------------------------------------------------------------------------
                                           PENSION OR
                                           RETIREMENT
                       AGGREGATE        BENEFITS ACCRUED       ESTIMATED ANNUAL
                   COMPENSATION FROM    AS PART OF FUND        BENEFITS UPON        TOTAL COMPENSATION FROM THE
    NAME               THE TRUST            EXPENSES              RETIREMENT          TRUST AND FUND COMPLEX(1)
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Robert A.                 $0                  N/A                    N/A          $0 for service on one (1) board
Nesher
-------------------------------------------------------------------------------------------------------------------
William M.                $0                  N/A                    N/A          $0 for service on one (1) board
Doran
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------
John K. Darr          $22,901.84              N/A                    N/A          $22,901.84 for service on one (1)
                                                                                    board
-------------------------------------------------------------------------------------------------------------------
Joseph T.             $22,901.84              N/A                    N/A          $22,901.84 for service on one (1)
Grause, Jr.                                                                         board
-------------------------------------------------------------------------------------------------------------------
Mitchell A.           $22,901.84              N/A                    N/A          $22,901.84 for service on one (1)
Johnson                                                                             board
-------------------------------------------------------------------------------------------------------------------
Betty L.              $22,901.84              N/A                    N/A          $22,901.84 for service on one (1)
Krikorian                                                                           board
-------------------------------------------------------------------------------------------------------------------
Bruce Speca           $22,901.84              N/A                    N/A          $22,901.84 for service on one (1)
                                                                                    board
-------------------------------------------------------------------------------------------------------------------
George J.             $25,238.97              N/A                    N/A          $25,238.97 for service on one (1)
Sullivan, Jr.                                                                       board
-------------------------------------------------------------------------------------------------------------------

(1)  The Trust is the only investment company in the Fund Complex.

TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

--------------------------------------------------------------------------------------------------------------------
NAME AND YEAR
OF BIRTH             POSITION WITH TRUST                      PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Michael Beattie      President                                Director of Client Service, SEI Investments Company,
(Born: 1965)         (since 2013)                             since 2004.
--------------------------------------------------------------------------------------------------------------------
Stephen Connors      Treasurer, Controller and Chief          Director, SEI Investments, Fund Accounting since
(Born: 1984)         Financial Officer                        December 2014. Audit Manager, Deloitte & Touche
                     (since 2015)                             LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP
                                                              (formerly Briggs, Bunting & Dougherty, LLP), from
                                                              2007 to 2011.
--------------------------------------------------------------------------------------------------------------------
Dianne M.            Vice President and Secretary             Counsel at SEI Investments since 2010. Associate at
Descoteaux           (since 2013)                             Morgan, Lewis & Bockius LLP from 2006 to 2010.
(Born: 1977)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
NAME AND YEAR
OF BIRTH             POSITION WITH TRUST                      PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance Officer                 Chief Compliance Officer of SEI Structured Credit
(Born: 1962)         (since 2013)                             Fund, LP since June 2007. Chief Compliance Officer
                                                              of SEI Alpha Strategy Portfolios, LP from June 2007
                                                              to September 2013. Chief Compliance Officer of The
                                                              Advisors' Inner Circle Fund, The Advisors' Inner
                                                              Circle Fund II, Bishop Street Funds, The Advisors'
                                                              Inner Circle Fund III, O'Connor EQUUS (closed-end
                                                              investment company), Winton Series Trust, Winton
                                                              Diversified Opportunities Fund (closed-end investment
                                                              company), Gallery Trust, SEI Institutional Managed
                                                              Trust, SEI Asset Allocation Trust, SEI Institutional
                                                              International Trust, SEI Institutional Investments
                                                              Trust, SEI Daily Income Trust, SEI Liquid Asset
                                                              Trust, SEI Tax Exempt Trust, Adviser Managed Trust,
                                                              New Covenant Funds, SEI Insurance Products Trust
                                                              and SEI Catholic Values Trust. Chief Compliance
                                                              Officer of SEI Opportunity Fund, L.P. until 2010.
--------------------------------------------------------------------------------------------------------------------
Lisa Whittaker       Vice President and Assistant Secretary   Attorney, SEI Investments Company (2012-present).
(Born: 1978)         (since 2013)                             Associate Counsel and Compliance Officer, The
                                                              Glenmede Trust Company, N.A. (2011-2012).
                                                              Associate, Drinker Biddle & Reath LLP (2006-2011).
--------------------------------------------------------------------------------------------------------------------
John Y. Kim          Vice President and Assistant Secretary   Attorney, SEI Investments Company (2014-present).
(Born: 1981)         (since 2014)                             Associate, Stradley Ronon Stevens & Young, LLP
                                                              (2009-2014).
--------------------------------------------------------------------------------------------------------------------
Bridget E. Sudall    Anti-Money Laundering Compliance         Senior Associate and AML Officer, Morgan Stanley
(Born: 1980)                                                  Officer and Privacy Officer (since 2015) Alternative
                                                              Investment Partners from April 2011 to
                                                              March 2015. Investor Services Team Lead, Morgan
                                                              Stanley Alternative Investment Partners from 2007 to
                                                              2011.
--------------------------------------------------------------------------------------------------------------------

                       PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund may be purchased in exchange for securities included in the Fund subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or a loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (i) such securities are appropriate in the Fund at the time of the exchange; (ii) such securities are acquired for investment and not for resale; (iii) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (iv) such securities are traded on the American Stock Exchange, the New York Stock Exchange ("NYSE") or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (v) the securities may be acquired under the investment restrictions applicable to the Fund.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period during which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of one or more of the Funds for any period during which the NYSE, the Administrator, the advisers, the Distributor and/or the custodian are not open for business. Currently, the following holidays are observed by the
Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash.

Shareholders may incur brokerage charges in connection with the sale of such securities. However, a shareholder will at all times be entitled to aggregate cash redemptions from a Fund of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets in cash. A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder's basis in the shares of the Fund redeemed.

Fund securities may be traded on foreign markets on days other than a Business Day or the net asset value of a Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern Time. As a consequence, the net asset value of a share of a Fund may not reflect all events that may affect the value of the Fund's foreign securities unless an adviser determines that such events materially affect net asset value, in which case net asset value will be determined by consideration of other factors.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting after the change.

                        DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

FOREIGN SECURITIES. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house ("centrally cleared swaps") are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate NAV, the settlement price may not be available at the time at which each Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS AND INDEPENDENT BROKERS. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

                                     TAXES

The following general discussion of certain U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

For shareholders investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws, the discussion below regarding Fund distributions and the sale or exchange of Fund shares generally would not apply. Such shareholders will generally not owe taxes on Fund distributions until the shareholders begin to make withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. Shareholders that have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals or withdrawals from any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws should consult their tax advisor.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. The Internal Revenue Service ("IRS") has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund intends to qualify and elects to be treated as a regulated investment company ("RIC"). By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of any Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of each Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain DE MINIMIS failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions that the Funds receive from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

SALES, EXCHANGES OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares the Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. To the extent a Fund invests in an Underlying Fund that is taxable as a RIC, the following discussion regarding the tax treatment of complex securities will also apply to the Underlying Funds that also invest in such complex securities. These rules could affect a Fund's ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

Income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and
(iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

A Fund may invest in certain MLPs which may be treated as "qualified publicly traded partnerships". Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund's investment in one or more of such "qualified publicly traded partnerships" is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Funds may invest in will deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.

CERTAIN FOREIGN CURRENCY TAX ISSUES. A Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund's business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund's non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund's status as a RIC for all years to which the regulations are applicable.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund-of-funds" under the Code. If a Fund is a "qualified fund-of-funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund-of-funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

To the extent a Fund invests in an Underlying Fund (including an ETF) that indicates that such Underlying Fund intends to satisfy the tax requirements to be treated as a RIC under the Code, the Fund may be able to receive the benefits of a "qualified fund of funds" as described above. If, however, an Underlying Fund loses its status as a RIC under the Code, a Fund would no longer be permitted to count its investment in such Underlying Fund for purposes of satisfying the requirements to be a "qualified fund of funds." In addition, an Underlying Fund that loses its status as a RIC would be treated as a regular corporation subject to entity level taxation prior to making any distributions to a Fund which would affect the amount, timing and character of such income distributed by an Underlying Fund to a Fund.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold at a rate of 28% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of Fund shares (including certain capital gain dividends) received by Fund shareholders beginning after December 31, 2018) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes affecting an investment in Fund shares.

                             PORTFOLIO TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and OTC, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the OTC market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser or a Sub-Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

For the fiscal years ended December 31, 2014 and 2015, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
FUND                                         2014                 2015
--------------------------------------------------------------------------------
KP Large Cap Equity Fund                $327,138.45(1)        $245,749.80
--------------------------------------------------------------------------------
KP Small Cap Equity Fund               $1,116,482.71(1)      $1,905,992.25
--------------------------------------------------------------------------------
KP International Equity Fund            $815,932.51(1)        $390,883.84
--------------------------------------------------------------------------------
KP Fixed Income Fund                      $795.51(1)                $0
--------------------------------------------------------------------------------
KP Retirement Path 2015 Fund                  $0(1)                 $0
--------------------------------------------------------------------------------
KP Retirement Path 2020 Fund                  $0(1)                 $0
--------------------------------------------------------------------------------
KP Retirement Path 2025 Fund                  $0(1)                 $0
--------------------------------------------------------------------------------
KP Retirement Path 2030 Fund                  $0(1)                 $0
--------------------------------------------------------------------------------
KP Retirement Path 2035 Fund                  $0(1)                 $0
--------------------------------------------------------------------------------
KP Retirement Path 2040 Fund                  $0(1)                 $0
--------------------------------------------------------------------------------
KP Retirement Path 2045 Fund                  $0(1)                 $0
--------------------------------------------------------------------------------
KP Retirement Path 2050 Fund                  $0(1)                 $0
--------------------------------------------------------------------------------
KP Retirement Path 2055 Fund                  $0(1)                 $0
--------------------------------------------------------------------------------
KP Retirement Path 2060 Fund                  $0(1)                 $0
--------------------------------------------------------------------------------

(1) Represents the period from January 10, 2014 (commencement of Fund operations) to December 31, 2014.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act ("Section 28(e)") permits the advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless principal transactions, as defined by Financial Industry Regulatory Authority Rules and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser or Sub-Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser or Sub-Adviser in connection with the Funds or any specific client account that paid commissions to the broker providing such services. Information so received by the Adviser or Sub-Advisers will be in addition to and not in lieu of the services required to be performed by a Fund's Adviser or Sub-Advisers under the Investment Advisory Agreements. Any advisory or other fees paid to the Adviser or Sub-Advisers are not reduced as a result of the receipt of research services.

In some cases the Adviser or Sub-Advisers may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser or Sub-Advisers make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or Sub-Advisers will use their own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser or Sub-Advisers face a potential conflict of interest, but each believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or Sub-Advisers with research services. The Financial Industry Regulatory Authority has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended December 31, 2015, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or a Sub-Adviser:

----------------------------------------------------------------------------------------------------------
                                                                              TOTAL DOLLAR AMOUNT OF
                                  TOTAL DOLLAR AMOUNT OF BROKERAGE       TRANSACTIONS INVOLVING BROKERAGE
FUND                              COMMISSIONS FOR RESEARCH SERVICES      COMMISSIONS FOR RESEARCH SERVICES
----------------------------------------------------------------------------------------------------------
KP Large Cap Equity Fund                    $35,678.90                          $162,638,062.90
----------------------------------------------------------------------------------------------------------
KP Small Cap Equity Fund                   $903,528.25                          $520,426,362.10
----------------------------------------------------------------------------------------------------------
KP International Equity Fund                $130,605                              $128,947,411
----------------------------------------------------------------------------------------------------------
KP Fixed Income Fund                          $0                                       $0
----------------------------------------------------------------------------------------------------------
KP Retirement Path 2015 Fund                  $0                                       $0
----------------------------------------------------------------------------------------------------------
KP Retirement Path 2020 Fund                  $0                                       $0
----------------------------------------------------------------------------------------------------------
KP Retirement Path 2025 Fund                  $0                                       $0
----------------------------------------------------------------------------------------------------------
KP Retirement Path 2030 Fund                  $0                                       $0
----------------------------------------------------------------------------------------------------------
KP Retirement Path 2035 Fund                  $0                                       $0
----------------------------------------------------------------------------------------------------------
KP Retirement Path 2040 Fund                  $0                                       $0
----------------------------------------------------------------------------------------------------------
KP Retirement Path 2045 Fund                  $0                                       $0
----------------------------------------------------------------------------------------------------------
KP Retirement Path 2050 Fund                  $0                                       $0
----------------------------------------------------------------------------------------------------------
KP Retirement Path 2055 Fund                  $0                                       $0
----------------------------------------------------------------------------------------------------------
KP Retirement Path 2060 Fund                  $0                                       $0
----------------------------------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

During the fiscal period from January 10, 2014 (commencement of Fund operations) to December 31, 2014 and the fiscal year ended December 31, 2015, the Funds did not pay any aggregate brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular broker dealers" (as such term is defined in the 1940 Act) that the Funds have acquired during their most recent fiscal year. For the fiscal year ended December 31, 2015, the following Funds held securities of their "regular brokers and dealers" as follows:

------------------------------------------------------------------------------------------
                                                         TYPE OF       DOLLAR AMOUNT AT
          FUND                    NAME OF ISSUER         SECURITY    FISCAL YEAR END (000)
------------------------------------------------------------------------------------------
KP Large Cap Equity Fund      Citigroup, Inc.             Equity           $8,891
                              ------------------------------------------------------------
                              Goldman Sachs Group         Equity           $6,788
                              ------------------------------------------------------------
                              Morgan Stanley              Equity           $7,092
                              ------------------------------------------------------------
                              State Street Bank           Equity           $5,183
------------------------------------------------------------------------------------------
KP Small Cap Equity Fund      Chase Securities, Inc.      Equity           $   24
------------------------------------------------------------------------------------------
KP International Equity Fund  Barclays Bank PLC           Equity           $5,251
                              ------------------------------------------------------------
                              Deutsche Bank               Equity           $  846
                              Securities
                              ------------------------------------------------------------
                              Credit Suisse First         Equity           $  971
                              Boston
                              ------------------------------------------------------------
                              BNP Paribas                 Equity           $2,792
------------------------------------------------------------------------------------------
KP Fixed Income Fund          Barclays Bank PLC           Debt             $  249
                              ------------------------------------------------------------
                              BNP Paribas                 Debt             $  396
                              ------------------------------------------------------------
                              Citigroup, Inc.             Debt             $2,400
                              ------------------------------------------------------------
                              Credit Suisse First         Debt             $  500
                              Boston
                              ------------------------------------------------------------
                              Deutsche Bank               Debt             $  291
                              Securities
                              ------------------------------------------------------------
                              Goldman Sachs Group         Debt             $1,770
                              ------------------------------------------------------------
                              Morgan Stanley              Debt             $2,017
------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended December 31, 2014 and 2015, the portfolio turnover rates for the Funds were as follows:

--------------------------------------------------------------------------------
                                                PORTFOLIO TURNOVER RATE
                                         ---------------------------------------
FUND                                             2014               2015
--------------------------------------------------------------------------------
KP Large Cap Equity Fund                        126%(1)             126%
--------------------------------------------------------------------------------
KP Small Cap Equity Fund                        212%(1)             154%
--------------------------------------------------------------------------------
KP International Equity Fund                    115%(1)              21%
--------------------------------------------------------------------------------
KP Fixed Income Fund                            496%(1)             533%
--------------------------------------------------------------------------------
KP Retirement Path 2015 Fund                     23%(1)              24%
--------------------------------------------------------------------------------
KP Retirement Path 2020 Fund                     11%(1)              19%
--------------------------------------------------------------------------------
KP Retirement Path 2025 Fund                      8%(1)              12%
--------------------------------------------------------------------------------
KP Retirement Path 2030 Fund                      8%(1)               9%
--------------------------------------------------------------------------------
KP Retirement Path 2035 Fund                      7%(1)               7%
--------------------------------------------------------------------------------
KP Retirement Path 2040 Fund                      8%(1)               7%
--------------------------------------------------------------------------------
KP Retirement Path 2045 Fund                      8%(1)               9%
--------------------------------------------------------------------------------
KP Retirement Path 2050 Fund                     10%(1)               9%
--------------------------------------------------------------------------------
KP Retirement Path 2055 Fund                     28%(1)              21%
--------------------------------------------------------------------------------
KP Retirement Path 2060 Fund                    340%(1)             100%
--------------------------------------------------------------------------------

(1) Represents the period from January 10, 2014 (commencement of Fund operations) to December 31, 2014.

                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Adviser, principal underwriter or any affiliated person of the Funds, the Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Adviser's CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser's CCO, either directly or through reports by the Fund's Chief Compliance Officer, reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Portfolio holdings information for the Target Date Funds can be obtained on the Funds' website at http://www.kp-funds.com. Ten calendar days after each quarter end, a complete list of each Target Date Fund's portfolio holdings as of the end of such quarter may be made available on the Funds' website. The Adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of a Fund. Beginning on the day after any portfolio holdings information is posted on the Funds' website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Funds' website generally will remain there until replaced by new postings as described above.

Pursuant to applicable law, each Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). Each Fund discloses a complete schedule of investments, following the second and fourth fiscal quarters, in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to the Funds' Adviser, Sub-Advisers, custodian, administrator, transfer agent and financial printer in connection with their services to the Funds. The contractual arrangements between the Funds and their service providers impose obligations on the Funds' service providers that would prohibit them from disclosing or trading on the Fund's material non-public information. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. The Funds will provide material, non-public portfolio holdings information to such entities only pursuant to a contractual confidentiality agreement, or will otherwise provide only non-material, non-public information or public information regarding portfolio holdings to such entities.

Non-public portfolio holdings information may also be disclosed to other Fund service providers, such as the Funds' Trustees and officers, auditor, counsel and proxy voting agents. While the Fund does not have a contractual arrangement with such parties requiring that they keep material non-public portfolio holdings information confidential, the Funds' CCO, through authority delegated by the Board of Trustees, will determine prior to disclosing a Fund's material non-public holdings information that other conditions of confidentiality adequately safeguard the Fund and its shareholders against improper disclosure of the Fund`s portfolio holdings information by such parties.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to other third parties, such as pension plan sponsors or consultants, at differing times and/or with different lag times. Prior to making any disclosure to such a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Adviser or any affiliated person of the Adviser exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to such third parties. The disclosures will not be made sooner than three days after the date of the information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements. The Funds require such third parties receiving non-public holdings information to enter into a written confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

Each third party that receives non-public portfolio information has a duty not to trade on that confidential information. The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipients of the Fund's portfolio holdings information.

                             DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of such series. Share certificates representing the shares will not be issued.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by Massachusetts (the state of the Trust's organization) or federal securities law, without the approval of shareholders of any series. The Funds' shares, when issued, are fully paid and non-assessable.

                       LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

                                CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

                                     VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund will vote separately on matters pertaining solely to that Fund. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus or SAI states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

                             SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 6, 2016, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of a Fund.

The Trust believes that most of the shares referred to below were held by the persons below in accounts for their fiduciary, agency or custodial customers. Persons owning of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

--------------------------------------------------------------------------------
NAME AND ADDRESS                         NUMBER OF SHARES         % OF FUND
--------------------------------------------------------------------------------
KP LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------
KP Retirement Path 2035 Fund              21,874,498.883            17.85%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2040 Fund              21,310,047.965            17.39%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2030 Fund              17,709,064.672            14.45%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2025 Fund              16,944,652.731            13.82%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KP Retirement Path 2045 Fund              15,364,291.713            12.53%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2020 Fund              13,623,948.832            11.11%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2015 Fund               7,624,992.032             6.22%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2050 Fund               6,732,591.382             5.49%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
KP Retirement Path 2035 Fund              10,364,381.707            20.12%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2040 Fund               9,895,160.977            19.21%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2030 Fund               8,244,114.482            16.01%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2025 Fund               6,863,889.482            13.33%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2045 Fund               6,756,514.380            13.12%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2020 Fund               4,354,655.797             8.46%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2050 Fund               2,956,896.714             5.74%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
KP Retirement Path 2035 Fund              24,477,154.192            20.10%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2040 Fund              24,047,907.258            19.75%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2030 Fund              19,605,906.480            16.10%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2045 Fund              17,428,797.538            14.31%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2025 Fund              14,886,247.500            12.22%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2020 Fund               8,901,689.046             7.31%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KP Retirement Path 2050 Fund               7,619,602.277             6.26%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP FIXED INCOME FUND
--------------------------------------------------------------------------------
KP Retirement Path 2020 Fund              23,404,271.672            24.03%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2025 Fund              19,462,948.450            19.99%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2015 Fund              17,131,034.162            17.59%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2030 Fund              13,228,364.074            13.58%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2035 Fund              11,286,397.657            11.59%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP Retirement Path 2040 Fund               7,323,190.405             7.52%
One Freedom Valley Drive
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2015 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard                   49,295,926.403            100.0%
RecordKeeping Account
P.O. Box 1101, MS L20
Valley Forge, PA 19482-1101
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2020 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard                   73,523,853.918            100.0%
RecordKeeping Account
P.O. Box 1101, MS L20
Valley Forge, PA 19482-1101
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2025 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard                   75,575,439.093            100.0%
RecordKeeping Account
P.O. Box 1101, MS L20
Valley Forge, PA 19482-1101
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2030 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard                   68,326,032.673            100.0%
RecordKeeping Account
P.O. Box 1101, MS L20
Valley Forge, PA 19482-1101
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2035 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard                   73,961,828.369            100.0%
RecordKeeping Account
P.O. Box 1101, MS L20
Valley Forge, PA 19482-1101
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2040 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard                   65,857,947.757            100.0%
RecordKeeping Account
P.O. Box 1101, MS L20
Valley Forge, PA 19482-1101
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2045 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard                   45,012,657.543            100.0%
RecordKeeping Account
P.O. Box 1101, MS L20
Valley Forge, PA 19482-1101
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KP RETIREMENT PATH 2050 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard                   19,660,679.963            100.0%
RecordKeeping Account
P.O. Box 1101, MS L20
Valley Forge, PA 19482-1101
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2055 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard                    3,406,666.459            100.0%
RecordKeeping Account
P.O. Box 1101, MS L20
Valley Forge, PA 19482-1101
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2060 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard                      667,569.206            100.0%
RecordKeeping Account
P.O. Box 1101, MS L20
Valley Forge, PA 19482-1101
--------------------------------------------------------------------------------

                               THE TRANSFER AGENT

Northeast Retirement Services, Inc. (the "Transfer Agent"), located at P.O. Box 2069, Woburn MA 01801, serves as the Funds' transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

                                   CUSTODIAN

State Street Bank and Trust Company (the "Custodian"), located State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as wire agent and custodian for the assets of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

               INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers, LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, serves as the Trust's independent registered public accounting firm.

                                 LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATINGS

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATINGS

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

Moody's demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation; and the promise S&P imputes;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

DESCRIPTION OF S&P'S LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATINGS

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

               APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                             CALLAN ASSOCIATES INC.
                       IA POLICIES AND PROCEDURES MANUAL
                                   TO CURRENT

                                  PROXY VOTING

POLICY

Callan Associates Inc., as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients. The firm may offer assistance as to proxy matters upon a client's request, but the client always retains the proxy voting responsibility. Callan Associates Inc.'s policy of having no proxy voting responsibility is disclosed to clients.

Callan Associates provides asset management consulting to its clients and, as such, is registered as a pension consultant. Callan services include consulting services, investment and asset management consulting, investment research and investment education. Callan does not exercise discretionary control over its clients' assets. Callan does not recommend the purchase or sale of any particular security or type of securities. In addition, Callan has no participation or interest in client transactions including, holding assets in custody. Callan does not engage in any security brokerage and trading services including transactions for the purchase or sale of any particular security or type of securities; agency crosses; best execution; proxy voting; and soft dollars. Refer to Callan's Form ADV Part II for additional information on Callan's services and disclosures.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

Susan L. Taylor has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of clients without an appropriate review and change of the firm's policy with appropriate regulatory requirements being met and records maintained.

PROCEDURE

Callan Associates Inc. has adopted various procedures to implement the firm's policy and conducts reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

     o Callan Associates Inc. discloses its proxy voting policy of not having proxy voting authority in its Firm Brochure (and Wrap Fee Program Brochure, if applicable) or other client information.

     o Callan Associates Inc.'s advisory agreements provide that the firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.

     o Callan Associates Inc.'s new client information materials may also indicate that advisory clients retain proxy voting authority.

     o Susan L. Taylor reviews the nature and extent of advisory services provided by the firm and monitors such services to periodically determine and confirm that client proxies are not being voted by the firm or anyone within the firm.

                          ACADIAN ASSET MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES

Policy

Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of Institutional Shareholder Services ("ISS"), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies on behalf of Acadian's clients who have instructed Acadian to vote proxies on their behalf. Unless a client provides a client-specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy service firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian's voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Procedures

PROXY VOTING GUIDELINES

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian's voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client's portfolio.

In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian's Proxy Coordinator will conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, the Proxy Coordinator will seek a voting recommendation from an authorized member of our investment team and ensure the vote is cast as they instruct.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called "share blocking" markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client's portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

CONFLICTS OF INTEREST

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, its Proxy Coordinator will prepare a report for review with a compliance officer, and senior management if needed, that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

VOTING POLICIES

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at HTTP://WWW.ISSGOVERNANCE.COM/POLICY and which are deemed to be incorporated herein. The policies have been developed based on ISS' independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

VOTING PROCESS

Acadian has appointed the Head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client's account are available to each client upon request.

PROXY VOTING RECORD

Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

OBTAINING A VOTING PROXY REPORT

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at COMPLIANCE-REPORTING@ACADIAN-ASSET.COM.

                          AQR Capital Management, LLC

                      Proxy Voting Policies and Procedures

1.   GENERAL

     Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients' accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser's own interests above those of its clients.

     These written policies and procedures are designed to reasonably ensure that AQR votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.

2.   PROXY GUIDELINES

     Generally, AQR will vote based upon the recommendations of ISS Governance Services ("ISS"), an unaffiliated third party corporate governance research service that provides in- depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Appendix 1 of this policy contains a summary of the Proxy Voting Guidelines employed by ISS and adopted by AQR for voting proxies. Although ISS' analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients.

     In addition, unless prior approval is obtained from AQR's CCO the following must be adhered to:

          (a) AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR's concerns for its advisory clients' interests and not for an attempt to influence or control management.

          (b) AQR will not announce its voting intentions and the reasons therefore.

          (c) AQR shall not participate in a proxy solicitation or otherwise seek proxy- voting authority from any other public company shareholder.

     AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:

          o If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.

          o AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.

          o If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company's record date, should it sell them prior to the company's meeting date, AQR ultimately may decide not to vote those shares.

          o AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

     AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director.

     If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.

     AQR will periodically review the outside party's voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

3.   PROXY PROCEDURES

     AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients' custodians to ensure that all proxy materials received by the custodians relating to the Clients' portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.

     Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client's proxies were voted.

4.   CONFLICTS OF INTEREST

     Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR's investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

                         ARISTOTLE CAPITAL BOSTON, LLC
                          PROXY POLICIES & PROCEDURES


INTRODUCTION

Aristotle Capital Boston, LLC ("Aristotle Boston"), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Boston has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Boston's general policies and procedures for voting proxies are set forth below.

SPECIFIC  PROXY  VOTING  POLICIES  AND  PROCEDURES

Aristotle Boston believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Boston will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.

Aristotle Boston has contracted with Institutional Shareholder Services ("ISS") to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Boston directs each custodian to forward proxy ballots to ISS for processing. Aristotle Boston has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Boston may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Portfolio Manager or his designee. All voting records are maintained by ISS, except that Aristotle Boston will maintain copies of any document created by Aristotle Boston that was material in making a determination of how to vote a "case-by-case" proxy or that memorializes the basis for that decision.

The following details Aristotle Boston's philosophy and practice regarding the voting of proxies.

VOTING  GUIDELINES

Aristotle Boston has adopted guidelines for certain types of matters to assist the Portfolio Manager or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:

     1.     CORPORATE  GOVERNANCE

            A.     ELECTION  OF  DIRECTORS  AND  SIMILAR  MATTERS

                   In an uncontested election, Aristotle Boston will generally vote in favor of management's proposed directors. In a contested election, Aristotle Boston will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company's Board of Directors, Aristotle Boston will review any contested proposal on its merits.

                   Notwithstanding the foregoing, Aristotle Boston expects to SUPPORT proposals to:


                         o Limit directors' liability and broaden directors' indemnification rights;

                   And expects to generally VOTE AGAINST proposals to:


                                                                          1/2015


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                         o    Adopt or continue the use of a classified Board
                              structure; and

                         o Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

          B.     AUDIT  COMMITTEE  APPROVALS

                 Aristotle Boston generally supports proposals that help ensure that a company's auditors are independent and capable of delivering a fair and accurate opinion of a company's finances. Aristotle Boston will generally vote to ratify management's recommendation and selection of auditors.

          C.     SHAREHOLDER  RIGHTS

                 Aristotle Boston may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Aristotle Boston expects to generally SUPPORT proposals to:


                         o Adopt confidential voting and independent tabulation of voting results; and

                         o    Require shareholder approval of poison pills;

                 And expects to generally VOTE AGAINST proposals to:


                         o    Adopt super-majority voting requirements; and

                         o Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

     2.     ANTI-TAKEOVER MEASURES, CORPORATE RESTRUCTURINGS AND SIMILAR MATTERS

            Aristotle Boston may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company's stock.

            Notwithstanding the foregoing, Aristotle Boston expects to generally SUPPORT proposals to:

                         o Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

                         o Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Portfolio Manager deems them sufficiently limited in scope; and

                         o    Require shareholder approval of "poison pills."

            And expects to generally VOTE AGAINST proposals to:


                         o    Adopt classified boards of directors;

                         o Reincorporate a company where the primary purpose appears to the Portfolio Manager to be the creation of takeover defenses; and

                         o Require a company to consider the non-financial effects of mergers or acquisitions.


                                                                          1/2015

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

     3.     CAPITAL  STRUCTURE  PROPOSALS

            Aristotle Boston will seek to evaluate capital structure proposals on their own merits on a case-by-case basis. Notwithstanding the foregoing, Aristotle Boston expects to generally SUPPORT proposals to:

                         o    Eliminate preemptive rights.

     4.     COMPENSATION

            A.     GENERAL

            Aristotle Boston generally supports proposals that encourage the disclosure of a company's compensation policies. In addition, Aristotle Boston generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Boston may consider any contested proposal related to a company's compensation policies on a case-by-case basis.

            Notwithstanding the foregoing, Aristotle Boston expects to generally SUPPORT proposals to:

                         o    Require shareholders approval of golden
                              parachutes; and

                         o Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

            And expects to generally VOTE AGAINST proposals to:


                         o Adopt measures that appear to the Portfolio Manager to arbitrarily limit executive or employee benefits.

     5.     STOCK  OPTION  PLANS  AND  SHARE  ISSUANCES

            Aristotle Boston evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Boston may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

            Notwithstanding the foregoing, Aristotle Boston expects to generally VOTE AGAINST proposals to:

                         o Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.


                                                                          1/2015


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     6.     CORPORATE  RESPONSIBILITY  AND  SOCIAL  ISSUES

            Aristotle Boston generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company's management that should be addressed solely by the company's management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

            Aristotle Boston will consider proposals involving corporate responsibility and social issues on a case-by-case basis.

     7.     CONFLICTS

            In cases where Aristotle Boston is aware of a conflict between the interests of a client(s) and the interests of Aristotle Boston or an affiliated person of Aristotle Boston (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Boston), the Aristotle Boston will take the following steps:

               (a) vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Aristotle Boston's vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

               (b) for other matters, contact the client for instructions with respect to how to vote the proxy.

     8.     DISCLOSURE  OF  PROXY  VOTING  POLICY

            Upon receiving a written request from a client, Aristotle Boston will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

     9.     RECORDKEEPING

            Aristotle Boston shall keep the following records for a period of at least five years, the first two in an easily accessible place:

               (i)  A copy of this Policy;

               (ii) Proxy Statements received regarding client securities;

               (iii) Records of votes cast on behalf of clients;

               (iv) Any documents prepared by Aristotle Boston that were
                    material to making a decision how to vote, or that memorialized the basis for the decision; and

               (v)  Records of client requests for proxy voting information.

            Aristotle Boston may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Boston that are maintained with a third party such as a proxy voting service, provided that Aristotle Boston has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.


                                                                          1/2015


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                            CASTLEARK MANAGEMENT LLC

8.   PROXY VOTING

POLICY

CastleArk Management LLC ("CastleArk") views seriously its responsibility to exercise voting authority over securities which form part of its clients' portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.

In voting proxies, CastleArk will consider, on a case-by-case basis, factors that may affect the value of managed investments on behalf of the beneficial owners. Beneficial owners include both clients for whom CastleArk acts as investment manager and the beneficial owners of our client's investments. While our proxy voting policy serves as a guideline, our fiduciary duty to the beneficial owners requires us to examine each resolution offered in the context in which it applies. For this reason, there may be instances in which the shares may not be voted in strict adherence to these guidelines.

CastleArk will review each proxy statement separately and base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security, that is, our clients. Nonetheless, a number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company's board. CastleArk follows proxy voting procedures that allow us to vote on these issues in a uniform manner.

Routine proxy matters are generally considered by CastleArk's proxy designee, who is responsible for determining that all proxies are voted in accordance with these policies. That person will cast his or her votes in accordance with this Proxy Voting Policy and the Proxy Voting Procedures. Any non-routine matters are referred to the Senior Portfolio Manager for the portfolio that holds the security at issue.

Votes cast by CastleArk are recorded by the Proxy Designee. We cast votes and maintain access to our voting record through an outsourced service. Any client who requests it, may obtain CastleArk's record as to such votes for shares owned by that client.

KEY PROXY VOTING ISSUES

o    Election of Directors and Appointment of Accountants

We generally vote for management's proposed directors in uncontested elections. For contested elections, we generally vote for candidates that best serve shareholders' interests. We generally vote to ratify management's appointment of independent auditors.

o    Increase Authorized Capital

We vote for these proposals in the absence of unusual circumstances.

o    Preference Shares

We will carefully review proposals to authorize new issues of preference shares or increase the shares authorized for existing issues. Generally we will not oppose proposals to authorize the issuance of preferred shares. We will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.



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o    Dual Capitalization, other Preferential Voting Rights

We will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights.

We are concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company's share capital as a whole. This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.

o    Mergers and acquisitions

All proposals are reviewed on a case by case basis by taking the following into consideration:

     -    whether the proposed acquisition price represents fair value

     -    whether shareholders could realize greater value through other means

     - whether shareholders receive fair treatment under the merger acquisition terms

o    Restructuring and Recapitalization

All proposals are reviewed on a case-by-case basis taking the following into consideration:

     - whether the proposed restructuring or recapitalization is the best means of enhancing shareholder values whether the company's long term prospects will be positively affected by the proposal.

o    To Provide Director Indemnification

We will generally vote for proposals to provide corporate indemnification for directors.

o Share Option Plans We will generally vote against proposals that authorize:

     (i) More than 10% of the company's outstanding shares to be reserved for the award of share options; or

     (ii) The award of share options to employees or non-employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share's fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or

     (iii) The exchange of outstanding options for new ones at lower exercise prices.

SHAREHOLDER PROPOSALS -- CORPORATE GOVERNANCE ISSUES

o    Majority Independent Board

We will generally vote for proposals calling for a majority outside board.

o   Executive Compensation


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

We will generally vote against proposals to restrict employee compensation. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein.
We will scrutinize and vote on a case-by-case basis on any proposal that (i) does not come from an independent executive compensation committee or (ii) that falls significantly outside of norm for such proposals, with reference, among other things, to the company's peer group and independent outside assessments of the proposal.

On a case by case basis, we will vote for proposals requesting more detailed disclosure of employee compensation, especially if the company does not have a majority outside board.

ALL OTHER MATTERS

o We will vote matters not described above on a case-by-case basis, using the guidelines outlined above.

CONFLICTS OF INTEREST

     o By prohibiting our adviser representatives from serving as directors of publicly traded companies, we limit the circumstances where conflicts of interest may arise. Nevertheless, we recognize that on rare occasions, we may be responsible for a proxy vote in which our interests might be affected. On those occasions CastleArk will consider whether the interests of our clients and beneficial shareholders are in conflict with our own. If there is no potential conflict we will vote in accordance with the policies outlined above. Where there appears to be a conflict between our interests and those of our clients or their beneficial owners, we will vote in the interests of them and against our own. We will document our conclusions as to votes that appear to affect our own interests.

PROCEDURES

a. Casting of votes, and maintenance of the records of votes cast are done using the BROADRIDGE online system.

b. Our designated proxy voting representative should cast proxy votes in accordance with our proxy voting policy.

c. Votes that do not appear to be covered by the policy above should be cast in the spirit of the policy. The voting representative should consult with the portfolio manager(s) in cases of uncertainty.

d. The Compliance Officer should review votes cast and the recordkeeping of votes cast from time to time.
















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Columbus Circle Investors -
CCI IA Policies and Procedu...                            H. Proxy Voting Policy
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H. PROXY VOTING POLICY

COLUMBUS CIRCLE INVESTORS


                              PROXY VOTING POLICY

                               DECEMBER 31, 2015


I. PROCEDURES

Pursuant to certain terms within a client's investment management agreement, Columbus Circle Investors (Columbus Circle) generally accepts authority to vote proxies for the securities held in the client's investment account(s). In such instances, Columbus Circle retains the final authority and responsibility for such proxy voting, subject to any client-specific restrictions or voting instructions. In the event a particular client elects to retain proxy voting authority, Columbus Circle will consult with clients regarding proxy voting decisions.

In addition to voting proxies for clients, Columbus Circle:

     1. Provides clients with a concise summary[1] of its proxy voting policy, including information on how clients may obtain a copy of the proxy voting policy and information on how specific proxies related to each respective investment account were voted.

     1. Applies its proxy voting policy according to the following voting guidelines and utilizes Institutional Shareholder Services (ISS) to keep records of votes for each client .

     1. Maintains proxy voting records for inspection by each client and/or governmental agency to assist such parties in determining whether all proxies were votes and whether such votes were consistent with policy.

     1. Monitors the proxy voting process for any potential conflicts of interest and maintains processes to address such issues appropriately.

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Columbus Circle Investors -
CCI IA Policies and Procedu...                         COLUMBUS CIRCLE INVESTORS
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     1.   Maintains this written proxy voting policy (which may be updated and supplemented from time to time).

Frank Cuttita, Columbus Circle's Chief Administrative Officer, will maintain Columbus Circle's proxy voting process.
Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II. VOTING GUIDELINES

While no issue is considered "routine," Columbus Circle's Operating Committee has adopted certain general voting parameters (outlined below) for addressing various proposals when there are no extenuating circumstances (i.e., when no company-specific reason exists for voting differently).

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Columbus Circle has delegated to ISS the authority to vote Columbus Circle's clients' proxies consistent with the parameters contained herein. In addition, ISS provides Columbus Circle with reports reflecting proxy voting activities within Columbus Circle's client portfolios thereby allowing Columbus Circle to monitor such delegated responsibilities.

In instances where ISS determines extenuating company-specific circumstances exist that would mandate special consideration of the application of these voting parameters, or in instances where Columbus Circle's voting guidelines are silent, ISS will refer the proxy proposal directly to Columbus Circle for Mr. Frank Cuttita's review and vote instruction.

In connection with the specific proxy voting guidelines that follow, in general, all guidelines will be implemented as per ISS' implementation processes and definitions and as market practice permits based on recommended best practices and local governance standards.

A. MANAGEMENT PROPOSALS

 1. When voting on ballot items that are fairly common management-sponsored initiatives, Columbus Circle generally, although not always, VOTES FOR the following proposals:

     o    "Normal" elections of directors

     o    Approval of auditors/CPA

     o    Directors' liability and indemnification

     o    General updating/corrective amendments to charter

     o    Elimination of cumulative voting

     o    Elimination of preemptive rights

     o    Separation of chairman and chief executive posts


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Columbus Circle Investors -
CCI IA Policies and Procedu...                         COLUMBUS CIRCLE INVESTORS
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     o    Adjournment of a meeting unless ISS Benchmark recommends a vote against management on this proposal

 2. When voting items that have a potential substantive financial or best interest impact, Columbus Circle generally (although not always) VOTES FOR the following proposals:

     o Capitalization changes that eliminate other classes of stock and voting rights

     o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs

     o    Stock purchase plans with an exercise price of not less than 85% FMV

     o Stock-based compensation plans that are incentive based and not excessive

     o    Reductions in supermajority vote requirements

     o    Adoption of anti-greenmail provisions

     o Say on Pay, Frequency and Golden Parachute when in support of advisory shareholder votes and in support of management compensation not deemed excessive

     o Proposals seeking to prohibit acceleration of the vesting of equity awards to senior executives in the event of a change-in-control (except pro-rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control)

 3. When voting items which have a potential substantive financial or best interest impact, Columbus Circle generally (although not always) VOTES AGAINST the following proposals:

          a. Anti-Takeover, Auditors, Bylaws, Capitalization, Compensation, Poison Pill

     o Changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

     o Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

          o Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

          o Reincorporation into a state that has more stringent anti-takeover and related provisions

          o Amendments to articles which relax quorum requirements for special resolutions

          o Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

          o Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

          o Exclusive venue charter provisions if the company has not sufficiently proven that it has been materially harmed by shareholder litigation outside its jurisdiction of incorporation or if the company does not have sufficient governance features in place

          o Proposals seeking to restrict or prohibit shareholders' ability to call special meetings

          o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

          o Adoption of option plans/grants to directors or employees of related companies

          o    Lengthening internal auditors' term in office to four years

          o    Audit committee for excessive non-audit fees


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Columbus Circle Investors -
CCI IA Policies and Procedu...                         COLUMBUS CIRCLE INVESTORS
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               b.   Discharging directors, auditors, members of the management board and/or the supervisory board

     o If there are egregious governance issues where shareholders will bring legal action against the company or its directors

     o If there are specific concerns about actions of the board such as criminal wrongdoing or breach of fiduciary responsibilities

               c.   Director-Related

     o    Proposals to classify a board

     o    Lengthening of terms of directors

     o Director(s) directly responsible for a company's fraudulent or criminal act

     o    Director(s) for malfeasance or illegal/unethical activity or scandal

     o Director(s) who holds both the offices of chairman and CEO as market practice permits based on recommended best practices and local governance standards

     o Directors who serve as members of the Audit Committee and a material weakness has risen to a level of serious concern, there are chronic internal control issues, or if there is an absence of established effective control mechanisms

     o Directors who attended less than 75% of the board and committee meetings during the previous fiscal year (absent a valid excuse)

     o Directors when nominee is an affiliated director based on an interlocking directorship with a company executive

     o Directors when nominee is not a CEO and sits on more than 6 public company boards

     o Directors when nominee is non-independent and the board lacks an audit, compensation or nominating committee

     o Directors who are non-independent and the full board fails to meet best market standards with respect to board independence requirements

     o Directors who are non-independent and serve on key committees as market practice permits based on recommended best practices and local governance standards

     o Incumbent directors if the board adopted or renewed a poison pill without shareholder approval during the current or prior year

     o Incumbent directors if the board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year

     o Incumbent directors if, at the previous board election, any director received more than 50% withhold/ against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote

     o Incumbent directors if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights

  4. In instances of ISS referrals, issues that are company-specific or which have extenuating circumstances warranting addition review, or on issues where Columbus Circle's proxy voting guidelines are silent, Columbus Circle generally votes on a case-by-case basis.

B. SHAREHOLDER PROPOSALS:



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Columbus Circle Investors -
CCI IA Policies and Procedu...                         COLUMBUS CIRCLE INVESTORS
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Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little supporto often not even enough to meet SEC refiling requirements in the following year; however, the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect the outcome on a shareholder proposal vote.

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders (i.e., beneficiaries) and in light of economic impact.

 1. When voting shareholder proposals, Columbus Circle generally (although not always) votes FOR the following proposals:

     o    Auditor attendance at the annual meeting of shareholders

     o    Annual election of the board

     o    Equal access to proxy process

     o    Submission of shareholder rights plan poison pill to vote or redeem

     o    Reduction or elimination various anti-takeover related provisions

     o    Reduction or elimination of super-majority vote requirements

     o    Anti-greenmail provisions

     o    Submission of audit firm ratification to shareholder votes

     o    Audit firm rotations every five or more years

     o    Requirement to expense stock options

     o    Establishment of holding periods limiting executive stock sales

     o    Report on executive retirement benefit plans

     o    Requirements for two-thirds of board to be independent

     o    Separation of chairman and chief executive posts

     o Adoption of a majority of votes cast standard for directors in uncontested elections, unless no carve-out for a plurality vote standard in contested elections exists

     o    Requirements for an independent board chairman

  2. When voting shareholder proposals, Columbus Circle generally (although not always) votes AGAINST the following proposals:

     o Requirements for directors to own large amounts of stock before being eligible for election

     o    Restoration of cumulative voting in the election of directors

     o Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

     o Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles

     o Restrictions banning future stock option grants to executives except in extreme cases

     o Proposals to restrict or prohibit shareholders' ability to act by written consent

     o Proposals to restrict or prohibit shareholders' ability to call special meetings


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Columbus Circle Investors -
CCI IA Policies and Procedu...                         COLUMBUS CIRCLE INVESTORS
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 3. In instances of certain shareholder proposals, Columbus Circle generally votes such proposals on a case-by-case basis:

     o Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined

     o    Requirements that stock options be performance-based

     o Submission of extraordinary pension benefits for senior executives under a company's SERP for shareholder approval

     o    Shareholder access to nominate board members

     o    Requiring offshore companies to reincorporate into the United States

Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives; however, to date, Columbus Circle has not actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities (and others that could be considered expressions of activism) are not under consideration at this time. Should a particular equity issuer's policy become of concern, Columbus Circle will continue to utilize the evaluation and voting process as the first level of monitoring and communication with the issuer.

III. CONFLICTS OF INTEREST

Columbus Circle will monitor its proxy voting process for material conflicts of interest. In light of the above-described policy, most votes are executed based on overall voting guidelines rather than the specific application to a particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist and will assess the impact of any conflicts of interest no less than annually. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific parameters outlined above, or which requires additional company-specific decision-making, Columbus Circle will vote according to ISS' voting recommendation. In the rare occurrence that ISS does not provide a recommendation, Columbus Circle may seek client consent on the issue.


----------
[1] Columbus Circle provides a proxy voting policy summary to all new clients as a component of the Form ADV
Part 2 Brochure. Clients may request a copy at any time.



--------------------------------------------------------------------------------
Thu, Mar 17, 2016 11:43 AM                                           PAGE 6 OF 6

           CREDIT SUISSE ASSET MANAGEMENT, LLC CREDIT SUISSE FUNDS

                         CREDIT SUISSE CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("Credit Suisse") is a fiduciary that owes each of its client's duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse's clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of a disinterested member of the Portfolio Management Department, a member of the Legal and Compliance Department, a member of the Operations Department (or their designees), and a member of Fund Administration. The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group's ISS Governance Services Unit ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

     In the event a Portfolio Manager ("PM") desires to deviate from the stated voting parameters outlined in the Policy, the PM is required to submit a memo detailing the request and rationale for the deviation to the Chair of the Proxy Voting Committee. The Chair of the Proxy Voting Committee ("Committee") will convene a meeting where the PM will present their recommendation. In the event an in person or telephonic meeting cannot be organized, the Chair of the Committee will circulate the PM's request for an exception to the Proxy Voting Committee for consideration.

     Should such Policy exception be approved by the Proxy Voting Committee, the Committee will forward the instructions to ISS for processing and will minute the meeting.

Conflicts

     Credit Suisse is the part of the asset management business of Credit Suisse, one of the world's leading banks. As part of a global, full service investment-bank, broker-dealer, and wealth-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients' accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse's clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

     These records include the following:

     o    a copy of the Policy;

     o a copy of each proxy statement received on behalf of Credit Suisse clients;

     o    a record of each vote cast on behalf of Credit Suisse clients;

     o a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     o a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                              PROXY VOTING POLICY

Operational Items

Adjourn Meeting

     Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

     Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

     Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

     Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

     Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

     Generally votes on director nominees on a case-by-case basis. Votes may be withheld: from directors who (1) attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

     Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

     Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Filling Vacancies/Removal of Directors

     Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

     Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or
     (4) established governance guidelines.

Majority of Independent Directors

     Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

     Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

     Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

     Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

     Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

     Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

     Votes on advance notice proposals are determined on a case-by-case basis. Amend Bylaws without Shareholder Consent

     Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

     Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders' Ability to Act by Written Consent

     Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders' Ability to Call Special Meetings

     Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

     Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis. Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

     Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

     Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earn out and contingent payments;
     (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

Asset Sales

     Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) conflicts of interest

Conversion of Securities

     Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

     Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account:
     (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

     Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure;
     (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

     Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

     Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

     Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion;
     (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

     Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

     Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

Value Maximization Proposals

     Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

     Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

     Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

     Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

     Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

     Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

     Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

     Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion;
     (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

     Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

     Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

     Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

     Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

     Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

     Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

     Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

     Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following:
     (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value;
     (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

     Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

     Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

     Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

     Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

     Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

     Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

     Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 27, 2015

                          DEPRINCE, RACE & ZOLLO, INC.

                                  PROXY VOTING

I. INTRODUCTION

Rule 206(4)-6 (the "Rule") under the Investment Advisers Act of 1940 ("Advisers Act") requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

DePrince, Race & Zollo, Inc. ("DRZ") votes proxies for a majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. DRZ has elected to retain an independent third party proxy administrator ("Proxy Administrator") to assist in the proxy voting and record keeping process. Any questions about this document should be directed to our Chief Compliance Officer ("CCO") or Assistant Compliance Officer ("ACO").

II. REGULATORY BACKGROUND

(A) THE NEED TO IMPLEMENT A PROXY VOTING POLICY AND PROCEDURES

The SEC has determined that the rule applies to all registered investment advisers that exercise proxy voting authority over client securities. The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the rule. In particular, the rule applies when the advisory contract is silent but the adviser's voting authority is implied by an overall delegation of discretionary authority.

(B) VOTING CLIENT PROXIES

The SEC has interpreted the duty of care to require an adviser with voting authority to monitor shareholder meeting dates and to vote client proxies. However, the scope of an adviser's responsibilities with respect to voting proxies would ordinarily be determined by the adviser's contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients. The rule does not necessitate an adviser to become a "shareholder activist," but more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser's fiduciary obligations. The SEC has noted times when refraining from voting a proxy may be in the client's best interest, such as when the analysis noted above yields results that indicate the cost of voting the proxy exceeds the expected benefit to the client. Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

(C) IMPLEMENTING POLICIES AND PROCEDURES TO RESOLVE CONFLICTS OF INTEREST

A challenging aspect to Rule 206(4)-6 has been an adviser's identification of material conflicts of interest that may influence the manner in which it votes proxies. Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients' proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest. An adviser could also suggest that the client engage another party to determine how the proxies should be voted, which would relieve the adviser of the responsibility to vote the proxies.

(D) DISCLOSURE REQUIREMENTS

o An investment adviser must disclose to clients how they can obtain information on how client proxies were voted.

o A concise summation of the proxy voting process, rather than a reiteration of the adviser's proxy voting policy and procedures must also be disclosed and that upon client request, the adviser will provide a copy of the policies and procedures.

(E) RECORDKEEPING REQUIREMENTS

Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

-    Proxy Voting Policies and Procedures;

-    Proxy Statements Received Regarding Client Securities;

-    Records of Votes Cast on Behalf of Clients;

-    Records of Client Requests for Proxy Voting Information; and

- Any Documents Prepared by the Adviser that were Material to Making a Decision how to Vote, or that were Prepared by the Adviser to Memorialize the Basis for the Decision.

III. RISKS

In developing this policy and procedures, DRZ considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:

o DRZ does not maintain a written proxy voting policy as required by Rule 206(4)-6.

o    Proxies are not voted in clients' best interests.

o    Proxies are not identified and voted in a timely manner.

o Conflicts between DRZ's interests and the client are not identified; therefore, proxies are not voted appropriately.

o Proxy voting records and client requests to review proxy votes are not maintained. DRZ has established the following guidelines as an attempt to mitigate these risks.

IV.  POLICY

It is the policy of DRZ to vote client proxies in the interest of maximizing shareholder value. To that end, DRZ will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent that is not part of the services provided by DRZ. Clients must notify DRZ of their specific proxy voting instructions, if any. Generally, all such client instructions must be in writing.

V. PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable DRZ to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1. DRZ shall maintain a list of all clients for which it votes proxies. The list will be maintained electronically and updated by the Compliance department who will obtain proxy voting information from client agreements.

     All new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading. Alternatively, DRZ's Operations Department, as part of the account opening procedure, will inform the Proxy Administrator that DRZ will vote proxies for the new client.

2. DRZ shall work with the client to ensure that the Proxy Administrator is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-dealers/custodians will state that the Proxy Administrator should receive this documentation.

     The designation may also be made by telephoning contacts and/or Client Service Representatives at broker-dealers/custodians.

     These intermediaries will be informed to direct all proxy materials to DRZ's designated Proxy Administrator.

3. DRZ shall work with the Proxy Administrator to ensure that the Proxy Administrator is properly instructed on the manner and direction to vote each client's account based upon the type of client and specific voting instructions received from the client, if any. DRZ has established proxy voting policies with the Proxy Administrator in the interest of maximizing shareholder value. However, DRZ has instructed the Proxy Administrator to alert DRZ to certain issues that DRZ believes require an additional level of consideration.

4. The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner. DRZ's Compliance Department shall receive and review current proxy information from the Proxy Administrator on a routine basis to ensure that all proxies are being received and voted.

5. The Proxy Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

     For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client's proxy in accordance with the client's written instructions.

     Proxies for client's who have elected to have their proxies voted by a third party outside of the proxy voting services DRZ provides, and whose proxies were received by DRZ, shall be forwarded back to the client for voting and submission.

     Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the former client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that the proxies should be forwarded to the last known address of the former client. The statement should further indicate that future proxies for the named former client should not be delivered to DRZ or to the Proxy Administrator, but directly to the former client.

6. The Proxy Administrator will provide to the appropriate investment officers (portfolio managers) the proxy solicitations and materials for review if not covered by DRZ's guidelines.

7. It is DRZ's policy to abstain from voting proxy ballots over which the issuer has implemented a share blocking policy. Share blocking policies are generally implemented by issuers whose securities are traded in limited markets outside the United States. Under a "share blocking policy" voting any proxies on the ballot would prohibit trading shares of the issuer for a pre-determined period of time.

     DRZ typically invests in securities that have unrestricted liquidity and therefore DRZ will generally choose to avoid circumstances that would hinder DRZ's ability to manage portfolio positions. DRZ will document exceptions or deviations from this policy.

8. DRZ shall compare the cost of voting the proxy to the benefit to the client. In the event that the costs of voting appear to outweigh the benefits, DRZ shall document such rationale and maintain the documentation in the permanent file (for example, voting a foreign security may require additional costs that overshadow the benefits) in accordance with DRZ's record retention policy. The Proxy Administrator will then be notified accordingly.

9. The Proxy Administrator and/or the CCO or ACO will reasonably try to assess any material conflicts between DRZ's interests and those of its clients with respect to proxy voting by considering the situations identified in the CONFLICTS OF INTEREST section of this document.

10. So long as there is no material conflicts of interest identified, the Proxy Administrator will vote proxies according to the guidelines set forth above. DRZ may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in the permanent file in accordance with DRZ's record retention policy.

11. If the Proxy Administrator, the CCO or the ACO (interchangeably referred to as the "Compliance Officer") detects a conflict of interest, the following process will be followed:

a. In cases where the Proxy Administrator is the party identifying the conflict, they have been instructed to contact DRZ's CCO or ACO as soon as reasonably practicable.

b. The Compliance Officer and a member of the DRZ Proxy Voting Committee (the "Committee") will determine the appropriate method of resolution considering the nature of the conflict of interest, the proxy voting deadline, the number of clients involved and other material information related to the matter.

c. The Compliance Officer will either (i) with the assistance of the appropriate investment personnel, contact the client(s) directly for discussion of the matter and determine if the client(s) desire to vote the proxy directly or provide its vote to DRZ to vote on their behalf, or (ii) will convene the Committee, as appropriate.

d. If the Compliance Officer elects to contact the client(s) directly and the client(s) desire to vote the proxy or provide DRZ with their vote, the Compliance Officer and the Proxy Administrator will provide the client(s) with the proxy and related information to enable the client(s) to make an informed decision.

e. Alternatively, if the Compliance Officer concludes the matter should go before the Committee, they will immediately convene the Committee. Members of the Committee include the persons listed on Attachment A. A majority of the Committee members shall constitute a quorum at a meeting of the Committee, but in no event shall a quorum consist of less than one-third of the Committee. The Compliance Officer will serve as chairperson.

The Compliance Officer, at inception of the Committee meeting, will appoint a Secretary, whose role it will be to keep careful and detailed minutes.

f. The Compliance Officer will identify for the Committee the issuer and proposal to be considered. The Compliance Officer will also identify the conflict of interest that has been detected.

g. The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote. Members of the Committee may wish to consider the following questions:

o Whether adoption of the proposal would have a positive or negative impact on the issuer's short term or long-term value.

o Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

o    Whether the proposal itself is well framed and reasonable.

o Whether implementation of the proposal would achieve the objectives sought in the proposal.

o Whether the issues presented would best be handled through government or issuer-specific action. h. Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee their decision on whether DRZ will vote for or against the proposal. Attending members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that DRZ refrain from voting on the proposal, although "abstain" votes are permitted. The Secretary of the Committee will record each member's vote and the rationale for their decision.

i. After each member of the Committee has announced their vote, the Secretary will tally the votes. The tally will result in one of the following two outcomes:

o If all members of the Committee have voted in the same direction on the proposal, all of DRZ's proxies for that proposal will be voted in such direction. The Compliance Officer will document the unanimous vote and all notes of the meeting, if created, will be maintained in the permanent file in accordance with the DRZ's proxy recordkeeping policy described herein.

o If a unanimous decision cannot be reached by the Committee, DRZ will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which DRZ should vote on the proposal. The proxy voting service's or consultant's determination will be binding on DRZ.

12. The Proxy Administrator shall be informed of the results and shall collect and submit the proxy votes in a timely manner.

13. All proxy votes will be recorded by the Proxy Administrator. The following information will be maintained:

o The name of the issuer of the portfolio security;o The exchange ticker symbol of the portfolio security;

o The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

o    The shareholder meeting date;

o    The number of shares DRZ is voting on firm-wide;

o    A brief identification of the matter voted on;

o    Whether the matter was proposed by the issuer or by a security holder;

o    Whether or not DRZ cast its vote on the matter;

o How DRZ cast its vote (e. g. , for or against proposal, or abstain; for or withhold regarding election of directors);

o Whether DRZ cast its vote with or against management; ando Whether any client requested an alternative vote of its proxy.

There may be instances where DRZ votes the same proxy in different directions for different clients if a client requires DRZ to vote a certain way on an issue, while DRZ deems it beneficial to vote in the opposite direction for its other clients.

VI. CONFLICTS OF INTEREST

The following is a non-exhaustive list of potential conflicts. DRZ continually monitors these potential conflicts to determine if they exist:

* CONFLICT: DRZ retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in DRZ's client portfolios. For example, DRZ may be retained to manage XYZ's pension fund. XYZ is a public company and DRZ client accounts hold shares of XYZ. This type of relationship may influence DRZ to vote with management on proxies to gain favor with management. Such favor may influence XYZ's decision to continue its advisory relationship with DRZ.

* CONFLICT: DRZ retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in DRZ's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

* CONFLICT: DRZ's employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a DRZ employee may be a high-level executive of an issuer that is held in DRZ's client portfolios. The spouse could attempt to influence DRZ to vote in favor of management.

* CONFLICT: DRZ or an employee(s) personally owns a significant number of an issuer's securities that are also held in DRZ's client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence the Proxy Administrator to vote proxies in contradiction to the policy.

* CONFLICT: DRZ or its affiliates has a financial interest in the outcome of a vote, such as when DRZ receives distribution fees (i.e., Rule 121 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 121 fees.

RESOLUTION: Upon the detection of a material conflict of interest, the procedure described under Item 9 of the PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES section above will be followed.

DRZ realizes that due to the difficulty of predicting and identifying all material conflicts, DRZ must rely on its employees to notify the Compliance Officer of any material conflict that may impair DRZ's ability to vote proxies in an objective manner.

In addition, the Compliance Officer will document any attempts by others within DRZ to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy. The Compliance Officer should report the attempt to DRZ's CCO, Board of Directors or outside counsel.

VII. RECORDKEEPING

DRZ must maintain the documentation described in the following section for a period of not less than five (5) years from the date of the vote, the first two
(2) years at its principal place of business. The Compliance Officer will be responsible for the following procedures and for ensuring that the required documentation is retained.

CLIENT REQUEST TO REVIEW PROXY VOTES:

* Any request, whether written (including e-mail) or oral, received by any employee of DRZ, must be promptly reported to the Compliance Officer. All written requests must be retained in the permanent file in accordance with DRZ's record retention policy.

* The Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.).

* DRZ will make every effort to fulfill each individual client request for Proxy Voting information in the client's prescribed format. In the event that DRZ cannot, and in order to facilitate the management of the proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Compliance Officer may distribute to any client requesting proxy voting information the complete proxy voting record of DRZ for the period requested.

     In cases where the complete proxy voting record is distributed to a client(s), it will contain the following legend: "THIS REPORT CONTAINS THE FULL PROXY VOTING RECORD OF DRZ. IF SECURITIES OF A PARTICULAR ISSUER WERE HELD IN YOUR ACCOUNT ON THE DATE OF THE SHAREHOLDER MEETING INDICATED, YOUR PROXY WAS VOTED IN THE DIRECTION INDICATED (ABSENT YOUR EXPRESSED WRITTEN DIRECTION OTHERWISE)."

* Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client's written or oral request. The written response should be attached and maintained with the client's written request, if applicable, and maintained in the permanent file in accordance with the recordkeeping policy.

* Clients are permitted to request any and all proxy voting records that have been retained in accordance with DRZ's record retention policy.

*    Proxy Voting Policy and Procedures:

* This Proxy Voting Policy and Procedures and previous versions of DRZ's adopted Proxy Voting Policy and Procedures, if any, in accordance with DRZ's record retention policies.

* DRZ's annual Form ADV Part 2A containing a concise summary of Proxy Policy and Procedures and offer of the record to clients.

*    Proxy statements received regarding client securities:

* DRZ's Proxy Administrator receives proxies directly from the clients' custodians. In the event DRZ receives a proxy, DRZ will copy or print a sample of the proxy statement or card and maintain the copy in a central file along. DRZ will vote the proxy in accordance with these policies. Documentation of the process will be maintained in accordance with DRZ's proxy recordkeeping policies.


Note: DRZ is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

PROXY VOTING RECORDS:

*    DRZ Proxy Voting Record.

* Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc., that were material in the basis for the decision.

VIII. DISCLOSURE

*    DRZ will ensure that Form ADV, Part 2A is updated as necessary to reflect:
     (i) all material changes to DRZ's Proxy Voting Policy and Procedures; and
     (ii) regulatory requirements.

X. PROXY SOLICITATION

As a matter of practice, it is DRZ's policy to not reveal or disclose to any client how DRZ may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. DRZ will never disclose such information to unrelated third parties, except as required by law.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

XI. CLASS ACTIONS

It is DRZ's policy to direct clients to decide whether or not to participate in class actions regarding securities of issuers currently or previously held in the clients' portfolios. Any class action notice received by DRZ shall be promptly forwarded to the client. Class action notices received by DRZ on behalf of a former client will be sent to the last known address on file. DRZ employees are prohibited from making legal elections or determinations on behalf of clients. If requested, DRZ shall assist clients with account information required for their analysis of the class action notice; however, it is each client's responsibility to respond to the class action notice.

ATTACHMENT A

                          DEPRINCE, RACE & ZOLLO, INC.
                     LIST OF PROXY VOTING COMMITTEE MEMBERS

The following is a current list of the members of DRZ's proxy voting committee:

Chairperson                Adelbert R. Sanchez
Member 1                   John D. Race
Member 2                   Gregory M. DePrince
Member 3                   Victor A. Zollo, Jr.
Member 4                   Jill S. Lynch
Member 5                   Gregory T. Ramsby

                                 LOOMIS SAYLES

                      PROXY VOTING POLICIES AND PROCEDURES

                                 June 30, 2004

                                    AMENDED
                                 March 31, 2005
                                  May 16, 2005
                                 March 31, 2007
                                August 30, 2007
                                 March 31, 2008
                                 June 25, 2008
                               September 22, 2009
                                 April 1, 2010
                               February 15, 2011
                                 April 25, 2011
                                 March 5, 2012
                                  May 10, 2012
                               February 11, 2013
                                February 7, 2014
                               September 8, 2014
                                  June 8, 2015
                               September 1, 2015
                                 April 8, 2016

LOOMIS SAYLES
Proxy Voting Policies and Procedures

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

1    GENERAL                                                                   5

     Introduction
     General Guidelines
     Proxy Committee
     Conflicts of Interest
     Recordkeeping and Disclosure

2    PROPOSALS USUALLY VOTED FOR                                              10

     Adjustments to Par Value of Common Stock
     Annual Election of Directors
     Appraisal Rights
     Authority to Issue Shares ( for certain foreign issuers)
     Blank Check Preferred Authorization
     Chairman and CEO are the Same Person
     Changing Corporate Name
     Confidential Voting
     Cumulative Voting
     Delivery of Electronic Proxy Materials
     Director Nominees in Uncontested Elections
     Director Related Compensation
     Election of CEO Director Nominees
     Election of Mutual Fund Trustees
     Equal Access
     Fair Price Provisions
     Golden and Tin Parachutes
     Greenshoe Options
     Independent Audit, Compensation and Nominating Committees
     Independent Board Chairman
     Majority Voting
     OBRA-Related Compensation Proposals
     Ratifying Auditors
     Reverse Stock Splits
     Right to Adjourn
     Right to Call a Special Meeting
     Share Cancellation Programs
     Shareholder Ability to Alter the Size of the Board
     Shareholder Ability to Remove Directors
     Share Repurchase Programs
     Stock Distributions: Splits and Dividends
     White Squire Placements
     Written Consent


Loomis, Sayles & Company, L.P. April 2016                                      2
All Rights Reserved

LOOMIS SAYLES
Proxy Voting Policies and Procedures

3    PROPOSALS USUALLY VOTED AGAINST                                          14

     Common Stock Authorization
     Director and Officer Indemnification and Liability Protection Shareholder Ability to Act by Written Consent
     Shareholder Ability to Call Special Meetings
     Shareholder Ability to Remove Directors
     Share Retention By Executives
     Staggered Director Elections
     Stock Ownership Requirements
     Supermajority Shareholder Vote Requirements
     Term of Office
     Unequal Voting Rights

4   PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE                             15
    PROXY VOTING SERVICE

     401(k) Employee Benefit Plans
     Compensation Plans
     Employee Stock Ownership Plans
     Executive Compensation Advisory Resolutions ("Say-on-Pay")
     Non-Material Miscellaneous Bookkeeping Proposals
     Proxy Access
     Preemptive Rights
     Stock Option Plans
     Technical Amendments to By-laws

5    PROPOSALS REQUIRING SPECIAL CONSIDERATION                                16

     Asset Sales
     Bundled Proposals
     Charitable and Political Contributions and Lobbying Expenditures Compensation in the Event of a Change in Control
     Conversion of Debt Instruments
     Corporate Restructuring
     Counting Abstentions
     Debt Restructurings
     Delisting a Security
     Director Nominees in Contested Elections
     Disclosure of Prior Government Service


Loomis, Sayles & Company, L.P. April 2016                                      3
All Rights Reserved

LOOMIS SAYLES
Proxy Voting Policies and Procedures

     Environment and Social issues
     Animal Rights
     Energy and Environment
     Equal Employment Opportunity and Discrimination
     Human Resource Issues
     Maquiladora Standards and International Operations Policies
     Military Business
     Northern Ireland
     Product Integrity and Marketing
     Third World Debt Crisis
     Golden Coffins
     Greenmail
     Liquidations
     Mergers and Acquisitions
     Mutual Fund Distribution Agreements
     Mutual Fund Fundamental Investment Restrictions
     Mutual Fund Investment Advisory Agreement
     Poison Pills
     Proxy Access
     Proxy Contest Defenses
     Reimburse Proxy Solicitation Expenses
     Reincorporation Proposals
     Shareholder Advisory Committees
     Shareholder Proposals to Limit Executive and Director Pay State
     Spin-offs
     Takeover Statutes
     Tender Offer Defenses
     Transition Manager Ballots


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Proxy Voting Policies and Procedures

--------------------------------------------------------------------------------
1. GENERAL
--------------------------------------------------------------------------------

A. INTRODUCTION.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies on behalf of a client if, in its investment management agreement ("IMA") with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles' fiduciary duties, SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and Staff Legal Bulletin No. 20 (June 30, 2014). In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 08-2, 29 C.F.R. 2509.08 -2 (October 17, 2008).

Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

B. GENERAL GUIDELINES.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client's Best Interest. Loomis Sayles' Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer's securities during the expected holding period.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2)



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     delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.   Stated Policies. These policies identify issues where Loomis Sayles will
     (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and
     (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4. Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client's best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account or under other circumstances beyond Loomis Sayles' control.

5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the client's best interests.

6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Proxy Voting Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles representatives.



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8.   Disclosure to Third Parties. Loomis Sayles' general policy is not to disclose to third parties how it (or its voting delegate) voted a client's proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C. PROXY COMMITTEE.

1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.   Duties. The specific responsibilities of the Proxy Committee include,

     a. to develop, authorize, implement and update these Proxy Voting Procedures, including:

          (i) annual review of these Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,

          (ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

         (iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

     b.   to oversee the proxy voting process, including:

          (i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

          (ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

          (iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
               (iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients' best interests;

     c. to engage and oversee third-party vendors, such as Proxy Voting Services, including:



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          (i)  determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

               (a) the adequacy and quality of the Proxy Voting Service's staffing and personnel, and

               (b) the robustness of the Proxy Voting Service's policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

          (ii) providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

         (iii) receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services' conflict policies and procedures, and (iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service's recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

     d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.   Standards.

     a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

     b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.


4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Proxy Voting Procedures. Any Charter shall set forth the Committee's purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal (e.g., he or she is a portfolio manager for an account of the issuer).

D.   CONFLICTS OF INTEREST.

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Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. RECORDKEEPING AND DISCLOSURE.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.


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2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares (for certain foreign issuers): Vote for proposals by boards of non-US issuers where: (1) the board's authority to issue shares with preemptive rights is limited to no more than 66% of the issuer's issued ordinary share capital; or (2) the board's authority to issue shares without preemptive rights is limited to no more than 5% of the issuer's issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies; and the recommendations of the issuer's board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:

A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.


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Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A. Vote for proposals involving routine matters such as election of directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C. Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

D. Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by-case basis all other proposals.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominee of non-U.S.-domiciled companies that sits on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees who oversee less than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that


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invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds).

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer's board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A. Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent," as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B. Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.


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OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.   Generally vote for proposals to ratify auditors.

B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.

C. Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Shareholder Ability to Alter the Size of the Board:

A.   Vote for proposals that seek to fix the size of the board.

B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.


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Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.


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Shareholder Ability to Remove Directors:

A. Vote against proposals that provide that directors may be removed only for cause.

B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:

A.   Vote against dual class exchange offers and dual class recapitalizations.

B. Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans ("ESOPs"): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.


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Executive Compensation Advisory Resolutions ("Say-on-Pay"): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

C. Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer's proxy ballot ("Proxy Access"). The nominating shareholder(s) should hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.   Vote against plans which expressly permit repricing of underwater options.

B.   Vote against proposals to make all stock options performance based.

C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.   Vote for proposals that request expensing of stock options.

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION


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

LOOMIS SAYLES
Proxy Voting Policies and Procedures

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Votes for UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy -- Loomis Sayles'


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

LOOMIS SAYLES
Proxy Voting Policies and Procedures

Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

     Animal Rights: Proposals that deal with animal rights.

     Energy and Environment: Proposals that request companies to file the CERES Principles.

     Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

     Human Resources Issues: Proposals regarding human resources issues.

     Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

     Military Business: Proposals on defense issues.

     Northern Ireland: Proposals pertaining to the MacBride Principles.

     Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.


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

LOOMIS SAYLES
Proxy Voting Policies and Procedures

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Greenmail:

A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

C. Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.


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

LOOMIS SAYLES
Proxy Voting Policies and Procedures

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:
A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B. Review on a case-by-case basis (i) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning tender offer defenses should be evaluated on a case-by-case basis.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles' management of the client's holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client's account with Loomis Sayles.

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

SECTION F -- CHAPTER F3 APPENDIX 1

MARATHON ASSET MANAGEMENT LLP

PROXY VOTING POLICY

1. GENERAL

     Marathon-London considers that the ability to influence management is an integral part of the investment management function. Marathon-London strongly adheres to the policy that good corporate governance is totally consistent with enhancing shareholder value. It is Marathon-London's policy to exercise voting rights wherever it is practical to do so.

2. POLICY

     Marathon-London uses the recommendations prepared by ISS as the basis for its proxy voting policy. Marathon-London reserves the right to deviate from the ISS recommendation where we feel we have a better understanding of the specific circumstances surrounding a particular issue. A copy of the ISS Proxy Voting Guidelines is available on request.

3. OPERATIONS

     In addition to providing advice on specific policy voting issues, ISS also coordinate the actual exercise of the proxy vote. This entails receiving voting instructions from Marathon-London and transmitting them to each clients' custodian for processing. ISS provide a full reporting facility to Marathon-London detailing voting recommendations and actual votes transmitted to custodians.



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

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

                                FEBRUARY 1, 2016

          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.o r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., and MFS' other subsidiaries that perform discretionary investment management activities (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, suadvised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

     The MFS Proxy Voting Policies and Procedures include:

     A.   Voting Guidelines;

     B.   Administrative Procedures;

     C    Records Retention; and

     D.   Reports.

A.   VOTING GUIDELINES

     1.    GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

           MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

          MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

          As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular



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

proxy proposal when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

          MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

          These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

          MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS' fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.   MFS' POLICY ON SPECIFIC ISSUES

          ELECTION OF DIRECTORS

          MFS believes that good governance should be based on a board with at least a simple majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not "independent" or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not "independent."

          MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for reelection to a board if we can determine:
(1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

          MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled "MFS' Policy on Specific Issues - Advisory Votes on Executive Compensation" for further details.

          MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.


          MAJORITY VOTING AND DIRECTOR ELECTIONS

          MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (E.G., contested elections) ("Majority Vote Proposals").

          CLASSIFIED BOARDS

          MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

          PROXY ACCESS

          MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("Proxy Access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical.

          MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.

          STOCK PLANS

          MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor's 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

          MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

          MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

          SHAREHOLDER PROPOSALS ON EXECUTIVE COMPENSATION

          MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be "excessive" and not in the best, long-term economic interest of a company's shareholders. We believe that the election of an issuer's board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company's compensation practices.

          MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company's performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g.; single or modified single-trigger).

          ADVISORY VOTES ON EXECUTIVE COMPENSATION

          MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

          MFS generally supports proposals to include an advisory shareholder vote on an issuer's executive compensation practices on an annual basis.

          "GOLDEN PARACHUTES"

          From time to time, MFS may evaluate a separate, advisory vote on severance packages or "golden parachutes" to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

          Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

          ANTI-TAKEOVER MEASURES

          In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

          MFS generally votes for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills," unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if we can determine that the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a

"chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

          MFS will consider any poison pills designed to protect a company's net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

          PROXY CONTESTS

From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a "Proxy Contest"). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

          REINCORPORATION AND REORGANIZATION PROPOSALS

          When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

          ISSUANCE OF STOCK

          There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under "Stock Plans," when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

          REPURCHASE PROGRAMS

          MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

CUMULATIVE VOTING

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders.

          WRITTEN CONSENT AND SPECIAL MEETINGS

          The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer's outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

          INDEPENDENT AUDITORS

          MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm or prohibit ANY non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

          OTHER BUSINESS

          MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.

          ADJOURN SHAREHOLDER MEETING

          MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.

          ENVIRONMENTAL, SOCIAL AND GOVERNANCE ("ESG") ISSUES

          MFS believes that a company's ESG practices may have an impact on the company's long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company's shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

          MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (I.E., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company's use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company's shareholders.

          MFS generally supports proposals that request disclosure on the impact of environmental issues on the company's operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company's operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company's industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company's shareholders.

          MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company's shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company's equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company's political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company's operations, sales and capital investments).

          The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

          FOREIGN ISSUERS

          MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (E.G. the United Kingdom's and Japan Corporate Governance Codes). Many of these guidelines operate on a "comply or explain" basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

          MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

          Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company's executive compensation practices are excessive, considering such factors as the specific market's best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

          Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

          In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g. in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

          From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

          In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.   ADMINISTRATIVE PROCEDURES

     1.   MFS PROXY VOTING COMMITTEE


          The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

               a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

               b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

               c. Considers special proxy issues as they may arise from time to time.

     2.   POTENTIAL CONFLICTS OF INTEREST

          The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.(1) Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

          In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases


----------
1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold "short" positions in the same issuer.

where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, "Non-Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

               a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the "MFS Significant Distributor and Client List");

               b. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

               c. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

               d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

          The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

          For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

          If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.

          Except as described in the MFS Fund's prospectus, from time to time, certain MFS Funds (the "top tier fund") may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund's best long-term economic interest. If an

MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.   GATHERING PROXIES

          Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. ("Broadridge"). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS' clients, usually to the client's proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer's explanation of the items to be voted upon.

          MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. ("Glass Lewis"; Glass Lewis and ISS are each hereinafter referred to as the "Proxy Administrator").

          The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

          It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator's on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company's stock and the number of shares held on the record date by these accounts with the Proxy Administrator's list of any upcoming shareholder's meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.   ANALYZING PROXIES

          Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify
(i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

          As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In certain types of votes (e.g. mergers and acquisitions, proxy contests, capitalization matters, potentially excessive executive compensation issues, or certain shareholder proposals)a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS investment analysts and/or portfolio managers.(2) However, the MFS Proxy Voting Committee will ultimately determine the manner in which all proxies are voted.

          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.   VOTING PROXIES

          In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

          For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.   SECURITIES LENDING

          From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting's record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally


----------
2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7. ENGAGEMENT

          The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS' clients and the companies in which MFS' clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company's proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company's formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C. RECORDS RETENTION

          MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible online by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

D. REPORTS

          U.S. REGISTERED MFS FUNDS


          MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and "golden parachutes") ; (ii) a summary of votes against management's recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

          OTHER MFS CLIENTS

          MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

          Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

                        PanAgora Asset Management, Inc.

                      Proxy Voting Policies and Procedures

INTRODUCTION

PanAgora Asset Management ("PanAgora") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio's holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee. The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies,
PanAgora:

     1) describes its proxy voting procedures to its clients in Part 2A of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how PanAgora voted the client's proxies;

     4) generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

     5)   documents the reason(s) for voting for all non-routine items; and

     6)   keeps records of such proxy votes.

PROCESS

PanAgora's Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Chief Compliance Officer has delegated the responsibility of working with this firm to the Compliance Manager responsible for oversight of PanAgora's third party proxy agent, for ensuring that proxies are submitted in a timely manner. PanAgora's Chief Compliance Officer has instituted a process for oversight of the third party proxy agent, including sampling of votes to ensure compliance with PanAgora's policy, onsite visits to the agent and review of the agent's policies and procedures and potential conflicts of interest.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our proxy voting firm's guidelines as adopted by the Investment Committee.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted by the Chief Compliance Officer for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If the Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, the Chairman will examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio's holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by PanAgora's potential conflict, there are a number of courses PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora's pre-determined policy eliminates PanAgora's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party not feasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora's clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not PanAgora's, best interests.

Finally, as discussed above, PanAgora reviews the policies and procedures of its proxy voting agent to seek to identify and address conflicts and potential conflicts of interest that may arise. If and to the extent such a conflict is identified, PanAgora will work with the agent to ensure that the conflict is appropriately addressed and that PanAgora's proxies are voted in accordance with its proxy voting policy in the best interest of its clients.

RECORDKEEPING

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora's office:

     1) PanAgora's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

     3) a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager.

PAYDEN & RYGEL COMPLIANCE POLICY NO. I.G.

PROXY VOTING POLICY

BACKGROUND

          Payden & Rygel has adopted the "Payden & Rygel Proxy Voting Policy" attached hereto as Exhibit 1 (the "Proxy Voting Policy"), which constitutes written policies and procedures reasonably designed to ensure that the Adviser votes client securities in the best of the client.

POLICY

At a minimum, the Adviser's Proxy Voting Policy:

     o Provides how Adviser addresses material conflicts that may arise between its interests and those of its clients.

     o Discloses to its clients how they may obtain information from the Adviser about how it voted with respect to the client's securities;

     o Describes to its clients the Adviser's proxy voting policies and procedures.

     o    Describes how clients may obtain a copy of the Proxy Voting Policy.

PROCEDURES

     o The Proxy Voting Committee established pursuant to the Proxy Voting Policy documents how it has voted with respect to the securities of each client.

     o The Proxy Voting Committee documents any material conflicts between its interests and those of one of its clients and how it resolved that conflict.

COMPLIANCE REVIEW

Prior to August 31 of each year, the CCO will:

     o Review the adviser's voting record and confirm that a random sample of proxy questions were voted according to the approved policy.

     o Review any material conflicts that have been documented and determine independently whether the conflict was resolved in favor of the client's interests.

Revised Effective July 27,
2011

                   PAYDEN & RYGEL COMPLIANCE POLICY NO. I.G.

                          I.G. -- PROXY VOTING POLICY

                                   EXHIBIT 1

                      "PAYDEN & RYGEL PROXY VOTING POLICY"

BACKGROUND

          To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,(1) Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client's interests to its own.

          To that end, Payden & Rygel has created a Proxy Voting Committee consisting of James T. Wong, Mary Beth Syal and Edward S. Garlock to consider any issues related to proxy matters, any one of whom can issue voting instructions on behalf of the Committee. In their absence, any member of the Payden & Rygel Investment Policy Committee may issue voting instructions on behalf of the Proxy Voting Committee.

          Many proxy matters that are routinely presented year after year are noncontroversial, such as the retention of a company's outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (E.G., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (E.G., staggered board terms, "poison pills" and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.

          We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue. For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a "no" vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a "yes" vote.

GENERAL PROXY VOTING POLICIES FOLLOWED BY PAYDEN & RYGEL

          Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:
(1) The vast majority of proxy matters arise in the context of equity securities. To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.

                   PAYDEN & RYGEL COMPLIANCE POLICY NO. I.G.

     o Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution.

     o    Vote for programs that permit an issuer to repurchase its own stock.

     o Vote for proposals that support board independence (E. G. , declassification of directors, or requiring a majority of outside directors).

     o Vote against management proposals to make takeovers more difficult (E. G. , "poison pill" provisions, or supermajority votes).

     o Vote for management proposals on the retention of outside auditors. Consideration may be given to the non-audit fees paid to the outside auditor.

     o Vote for management endorsed director candidates, absent any special circumstances.

           With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel's general policy is to take a position in favor of policies that are designed to advance the economic value of the issuing company.

           Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, or if circumstances exist which suggest that it may be appropriate to vote against a general proxy voting policy, the Proxy Voting Committee shall determine the manner of voting the proxy in question. However, many countries have "proxy blocking" regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. A Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming its investors. Payden & Rygel reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.

CONFLICTS OF INTEREST

           From time to time, Payden & Rygel may purchase for one client's portfolio securities that have been issued by another client. Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel. For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden & Rygel has purchased Alpha Company's securities for the account of Beta Company, another Payden & Rygel client. Moreover, Beta Company's policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company's management.

PAYDEN & RYGEL COMPLIANCE POLICY NO. I.G.

However, voting against Alpha Company management may harm Payden & Rygel's relationship with Alpha Company's management. Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.

           To ensure that proxy votes are voted in a client's best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:

     1. If one of Payden & Rygel's general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.

     2. However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client or may abstain from voting.

                                GLASS LEWIS & CO.

                         INVESTMENT MANAGER GUIDELINES
















   For more information about Glass Lewis' policies or our approach to proxy analysis, please visit WWW.GLASSLEWIS.COM or contact our Chief Policy Officer,
                      Robert McCormick at (415) 678-4228.

These guidelines are designed to maximize returns for investment advisors by voting in a manner that limits financial risks to investors to the greatest extent possible. The guidelines are designed to increase an investor's potential financial gain through the use of the shareholder vote. The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

In general the guidelines will only recommend a vote against a director in situations in which the board does not consist of a majority of independent directors, or an individual director has not attended 75% of the relevant board and committee meetings.

Equity compensation plans will generally be supported. However, plans that allow the board to re-price or replace underwater options will be voted against. In addition, the guidelines will not support any equity compensation plan up for a shareholder vote when the overhang of all plans, including the plan up for a vote, exceeds 20% of a company's outstanding shares.

Similarly, employee stock purchase plans generally will be supported under the guidelines upon consideration of factors such as (i) whether the plan sets forth adequate limits on share issuance; (ii) whether participation limits are defined; and (iii) whether the discount to employees exceeds 15%.

In general only shareholder proposals that may have a substantial economic impact on shareholder value will be supported. Accordingly, proposals that request that the company report on environmental, labor or human rights issues are only supported when such concerns pose a substantial risk to shareholder value. Proposals that ask for reports or restrictions on executive compensation will only be supported if the company has a history of poor pay for performance and the shareholder request is reasonable. Similarly, shareholder proposals that request specific governance reforms will only be supported when the company has poor governance structures in place, and the reforms would mitigate corporate governance risk.

                     PENN CAPITAL MANAGEMENT COMPANY, INC.

INTRODUCTION

PENN has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the economic interest of its clients.

This policy sets forth the guidelines that PENN uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios.

HOW ADVISOR VOTES PROXIES

For clients that give us authority to vote proxies, we have the ability to tailor voting. We vote proxies based on a client's instruction or a client's legal structure, such as an ERISA pension plan. Absent legal structure considerations or specific instructions, clients' proxies are voted in accordance with what PENN believes is in the economic interest of the shareholders, in consultation with our proxy research provider, as described below. Additionally, some clients contractually reserve the right to vote their own proxies or contractually direct us to vote their proxies in a certain manner.

We utilize the services of the research firm of Glass Lewis & Co. ("Glass Lewis") to provide proxy research and voting recommendations. Recommendations are based on objective analysis. PENN does not consider recommendations from Glass Lewis to be determinative of its ultimate decision. Rather, PENN exercises its independent judgment in making voting decisions and reserves the right to vote contrary to Glass Lewis recommendations in the event that PENN determines that it is in the client's interest.

We utilize the services of the Proxy Edge automated voting system provided by Broadridge to electronically vote ballots. Broadridge notifies PENN in advance of the board meetings, provides the appropriate proxies to be voted, and maintains records of proxy statements received and votes cast.

PROXY VOTING GUIDELINES

The following Glass Lewis guidelines have been adopted by PENN to objectively evaluate proxy votes that are in the economic interest of our clients. These guidelines are not an exhaustive list of all the issues that may arise and PENN cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

     1. BOARD OF DIRECTORS: The election of directors and an independent board is important to ethical and effective corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Advisor supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Advisor generally votes against management efforts to classify a board and generally supports proposals to declassify the board of directors. Advisor considers withholding votes from directors with an unsatisfactory attendance record. While generally in favor of separating Chairman and CEO positions, Advisor will review this issue on a case-by-case basis, considering other factors, including the company's corporate governance guidelines and performance. Advisor evaluates proposals to restore or provide for cumulative voting on a case- by-case basis and considers such factors as corporate governance provisions as well as relative performance.

2. RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Glass Lewis closely scrutinizes the role and performance of auditors. On a case-by-case basis, Glass Lewis examines proposals relating to non-audit relationships and non-audit fees. Glass Lewis considers, on a case-by-case basis, proposals to rotate auditors, and votes against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

3. MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should align with the shareholders' long-term interests. Glass Lewis evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Advisor generally opposes plans that have the potential to be excessively dilutive. The Advisor generally supports employee stock option plans. Severance compensation arrangements are reviewed on a case-by-case basis, although Advisor generally opposes "golden parachutes" that are considered excessive. Advisor normally supports proposals that require a percentage of director compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Advisor reviews on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and continues to monitor future developments in this area.

4. ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Advisor generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Glass Lewis conducts an independent review of each anti-takeover proposal. Occasionally, Advisor may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Client interests as stockholders. Advisor generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Advisor evaluates shareholder rights' plans on a case-by-case basis to determine whether they warrant support. Advisor generally votes against any proposal to issue stock that has unequal or subordinate voting rights. Additionally, Advisor generally opposes any supermajority voting requirements as well as the payment of "greenmail." Advisor usually supports "fair price" provisions and confidential voting.

5. CHANGES TO CAPITAL STRUCTURE: Advisor realizes that a company's financing decisions significantly impact its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Glass Lewis will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Advisor generally votes against dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Advisor generally votes in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Glass Lewis reviews proposals seeking preemptive rights on a case-by- case basis.

6. SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Advisor is primarily concerned about the financial interests of its Clients. Advisor generally gives management discretion with regard to social, environmental and ethical issues, although Advisor may vote in favor of those issues that are believed to have significant economic benefits or implications.

RESPONSIBILITY AND OVERSIGHT

PENN has established a Proxy Voting Committee, which is responsible for the review and approval of the firm's written Proxy Policy procedures and guidelines. The firm's Chief Compliance Officer monitors regulatory developments with respect to proxy voting and works with the Proxy Voting Committee to develop policies that implement those requirements. Daily administration of the proxy voting process is the responsibility of the Portfolio Accounting department.

PENN will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which PENN may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if PENN votes a proxy or where PENN is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective powers of attorney; (v) PENN held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) PENN believes it is not in the best interest of a Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. In some foreign jurisdictions, even if PENN uses reasonable efforts to vote a proxy on behalf of a Fund, such vote or proxy may be rejected because of
(a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which PENN does not have sufficient notice; and (c) the exercise by the issuer of its discretion to reject the vote of PENN.

CONFLICTS OF INTEREST

Conflicts of interest will be resolved in favor of the clients' interests. The CCO is responsible for resolving potential conflicts of interest in the proxy voting process. Examples of potential conflicts of interest include:

     1. Advisor or principals have a business or personal relationship with participants in a proxy contest, corporate directories or candidates for directorships;

     2. The Advisor or principals have a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast.

When a potential material conflict of interest exists, PENN will obtain Client consent before voting. PENN will provide the Client with sufficient information regarding the shareholder vote and the Advisor's potential conflict, so the Client can make an informed decision whether to consent.

[Title]

SSGA Funds Management, Inc. ("SSGA FM"), one of the industry's largest institutional asset managers, is the investment management arm of State Street Bank and Trust Company, a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSGA FM has discretionary proxy voting authority over most of its client accounts, and SSGA FM votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in the SSGA FM Global Proxy Voting and Engagement Principles.





STATE STREET
GLOBAL ADVISORS.

[TITLE]

SSGA FM maintains Proxy Voting and Engagement Guidelines for select markets, including: the US, the EU, the UK, Australia, emerging markets and Japan. International markets that do not have specific guidelines are reviewed and voted consistent with our Global Proxy Voting and Engagement Principles; however, SSGA FM also endeavors to show sensitivity to local market practices when voting in these various markets.

SSGA FM'S APPROACH TO PROXY VOTING AND ISSUER ENGAGEMENT

At SSGA FM, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance policies, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights--all to maximize shareholder value.

SSGA FM's Global Proxy Voting and Engagement Principles (the "Principles") may take different perspectives on common governance issues that vary from one market to another and, likewise, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way shareholders can exercise their ownership rights, and taken together, we view these tools to be an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. SSGA FM maximizes its voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the different investment views and objectives across SSGA FM, depending on the product or strategy, the fiduciary responsibilities of share ownership and voting for which SSGA FM has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize shareholder value at the companies held in our clients' portfolios. SSGA FM conducts issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways of increasing the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, where appropriate, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns.

In conducting our engagements, SSGA FM also evaluates the various factors that play into the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights and the independence of the judiciary to name a few. SSGA FM understands that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, SSGA FM engages with issuers, regulators, or both, depending on the market. SSGA FM also is a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.

To help mitigate company specific risk, the team may collaborate with members of the active investment teams to engage with companies on corporate governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. Outside of proxy voting season, SSGA FM conducts issuer specific engagements with companies covering various corporate governance and sustainability related topics.

The SSGA Governance Team uses a blend of quantitative and qualitative research and data to support screens to help identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer specific corporate governance, sustainability concerns or wider industry related trends. SSGA FM also gives consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, SSGA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSGA FM defines engagement methods:

ACTIVE

SSGA FM uses screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity.

SSGA FM will actively seek direct dialogue with the board and management of companies we have identified through our


SSGA FUNDS MANAGEMENT, INC                                                     2

[TITLE]

screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA FM to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

REACTIVE

Reactive engagement is initiated by the issuers. SSGA FM routinely discusses specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

SSGA FM has established an engagement protocol that further describes our approach to issuer engagement.

MEASUREMENT

Assessing the effectiveness of our issuer engagement process is often difficult. To limit the subjectivity of measuring our success we actively seek issuer feedback and monitor the actions issuers take post-engagement to identify tangible changes. By doing so, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending on the facts and circumstances involved. Engagements can last as short as a single meeting or span multiple years.

Depending on the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or face-to-face meetings. SSGA FM believes active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by SSGA FM as requiring active engagement, such as shareholder conference calls.

PROXY VOTING PROCEDURE

OVERSIGHT

The SSGA Corporate Governance Team is responsible for developing and implementing the Proxy Voting and Engagement Guidelines (the "Guidelines"), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the SSGA Global Proxy Review Committee ("SSGA PRC"), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the SSGA Investment Committee. The SSGA Investment Committee reviews and approves amendments to the Guidelines. The SSGA PRC reports to the SSGA Investment Committee, and may refer certain significant proxy items to that committee.

PROXY VOTING PROCESS

In order to facilitate SSGA FM's proxy voting process, SSGA FM retains Institutional Shareholder Services Inc. ("ISS"), a firm with expertise in proxy voting and corporate governance. SSGA FM utilizes ISS's services in three ways:
(1) as SSGA FM's proxy voting agent (providing SSGA FM with vote execution and administration services); (2) for applying the Guidelines; and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

The SSGA Corporate Governance Team reviews the Guidelines with ISS on an annual basis or on a case-by-case basis as needed. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote based on facts and circumstances, consistent with the Principles, and the accompanying Guidelines, that seek to maximize the value of our client accounts.

In some instances, the Corporate Governance Team may refer significant issues to the SSGA PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSGA PRC, the Corporate Governance Team will consider whether a material conflict of interest exists between the interests of our client and those of SSGA FM or its affiliates (as explained in greater detail in our "Conflict of Interest" Policy).

SSGA FM votes in all markets where it is feasible; however, SSGA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required, or where various market or issuer certifications are required. SSGA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction, or when they charge a meeting specific fee in excess of the typical custody service agreement.

CONFLICT OF INTEREST

See SSGA's standalone Conflicts of Interest Policy.


SSGA FUNDS MANAGEMENT, INC                                                     3

[TITLE]

PROXY VOTING AND ENGAGEMENT PRINCIPLES

DIRECTORS AND BOARDS

The election of directors is one of the most important fiduciary duties SSGA FM performs as a shareholder. SSGA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSGA FM seeks to vote director elections in a way which we, as a fiduciary, believe will maximize the long-term value of each portfolio's holdings.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. To achieve this fundamental principle, the role of the board, in SSGA FM's view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders.
An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company's day-to-day operations. As part of SSGA FM's engagement process, SSGA FM routinely discusses the importance of these responsibilities with the boards of issuers.

SSGA FM believes the quality of a board is a measure of director independence, director succession planning, board evaluations and refreshment and company governance practices. In voting to elect nominees, SSGA FM considers many factors. SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices and perform oversight functions necessary to protect shareholder interests. SSGA FM also believes the right mix of skills, independence and qualifications among directors provides boards with the knowledge and direct experience to deal with risks and operating structures that are often unique and complex from one industry to another.

ACCOUNTING AND AUDIT RELATED ISSUES

SSGA FM believes audit committees are critical and necessary as part of the board's risk oversight role. The audit committee is responsible for setting out an internal audit function to provide robust audit and internal control systems designed to effectively manage potential and emerging risks to the company's operations and strategy. SSGA FM believes audit committees should have independent directors as members, and SSGA FM will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely on financial statements. Also, it is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance as of a company's financial condition.

CAPITAL STRUCTURE, REORGANIZATION AND MERGERS

The ability to raise capital is critical for companies to carry out strategy, grow and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholders' ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards and in making such a critical decision, SSGA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported. In evaluating mergers and acquisitions, SSGA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSGA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer, or reducing the likelihood of a successful offer. SSGA FM does not support proposals that reduce shareholders' rights, entrench management or reduce the likelihood of shareholders' right to vote on reasonable offers.

COMPENSATION

SSGA FM considers the board's responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA FM's analysis of executive compensation; SSGA FM believes that there should be a direct relationship between executive compensation and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA


SSGA FUNDS MANAGEMENT, INC                                                     4

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FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders' interests. SSGA FM may also consider executive compensation practices when re-electing members of the remuneration committee.

SSGA FM recognizes that compensation policies and practices are unique from market to market; often with significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors may not only have an impact on the reputation of companies but may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could be the result of anything from regulation and litigation, physical threats (severe weather, climate change), economic trends to shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to demonstrate how sustainability fits into operations and business activities. SSGA FM's team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on a company, its industry, operations, and geographic footprint. SSGA FM may also take action against the re-election of board members if we have serious concerns over ESG practices and the company has not been responsive to shareholder requests to amend them.

GENERAL/ROUTINE

Although SSGA FM does not seek involvement in the day-to-day operations of an organization, SSGA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company's value. SSGA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

FIXED INCOME STEWARDSHIP

The two elements of SSGA FM's fixed income stewardship program are:

PROXY VOTING:

While matters that come up for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

     o    Approving amendments to debt covenants and/or terms of issuance;

     o Authorizing procedural matters such as filing of required documents/other formalities;

     o    Approving debt restructuring plans;

     o    Abstaining from challenging the bankruptcy trustees;

     o    Authorizing repurchase of issued debt security;

     o Approving the placement of unissued debt securities under the control of directors; and,

     o    Approve spin-off/absorption proposals.

Given the nature of the items that come up for vote at bondholder meetings, SSGA FM takes a case-by-case approach to voting bondholder resolutions. Where necessary, SSGA FM will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

ISSUER ENGAGEMENT:

SSGA FM recognizes that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, SSGA FM can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.


SSGA FUNDS MANAGEMENT, INC                                                     5

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[TITLE]

SECURITIES ON LOAN

For funds where SSGA FM acts as trustee, SSGA FM may recall securities in instances where SSGA FM believes that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, SSGA FM must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, SSGA FM does not receive timely notice, and is unable to recall the shares on or before the record date. Second, SSGA FM, exercising its discretion, may recall shares if it believes the benefit of voting shares will outweigh the foregone lending income. This determination requires SSGA FM, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given past experience in this area, however, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

REPORTING

Any client who wishes to receive information on how its proxies were voted should contact its SSGA FM relationship manager.

SSGA FUNDS MANAGEMENT, INC                                                     6

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ssga.com

For Public Use

STATE STREET GLOBAL ADVISORS WORLDWIDE ENTITIES

AUSTRALIA: State Street Global Advisors, Australia, Limited (ABN 42 003 914
225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. BELGIUM: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. CANADA:
State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. DUBAI: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. FRANCE: State Street
Global Advisors France. Authorised and regulated by the Autorito des Marchos Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Dofense Plaza,
23-25 rue Delariviore-Lefoullon, 92064 Paris La Dofense Cedex, France. T: +33
1 44 45 40 00. F: +33 1 44 45 41 92. GERMANY: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89
55878 440. HONG KONG: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. IRELAND: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. ITALY: State Street
Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 -20121 Milano, Italy o Telephone: 39 02 32066 100 o Facsimile: 39 02 32066
155. State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. JAPAN:
State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association.
NETHERLANDS: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. SINGAPORE:
State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. SWITZERLAND: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70
16. UNITED KINGDOM: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered
Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. UNITED
STATES: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA's express written consent.


STATE STREET GLOBAL ADVISORS

                         [C] 2016 State Street Corporation. All Rights Reserved.
                                            INST-6465 0316 Exp. Date: 03/31/2017

[Title]

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified by our parent company. In addition, SSGA maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This policy is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through SSGA's proxy voting activities.


STATE STREET
GLOBAL ADVISORS

[TITLE]

MANAGING CONFLICTS OF INTEREST RELATED TO PROXY VOTING

SSGA has policies and procedures designed to prevent undue influence on SSGA's voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation ("STT") SSGA, SSGA affiliates, SSGA Funds or SSGA Fund affiliates.

Protocols designed to help mitigate potential conflicts of interest include:

o Providing sole voting discretion to members of SSGA's Corporate Governance Team. Members of the corporate governance team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other STT or SSGA employees including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the corporate governance team, in a manner that is consistent with the best interests of ALL clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;

o Exercising a singular vote decision for each ballot item regardless of SSGA's investment strategy;

o Prohibiting members of SSGA's corporate governance team from disclosing SSGA's voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;

o Mandatory disclosure by members of the SSGA's Corporate Governance Team, Global Proxy Review Committee ("PRC") and Investment Committee ("IC") of any personal conflict of interest (e. g. , familial relationship with company management, serves as a director on the board of a listed company) to the Head of the Corporate Governance Team. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;

o In certain instances, client accounts and/or SSGA pooled funds, where SSGA acts as trustee, may hold shares in STT or other SSGA affiliated entities, such as mutual funds affiliated with SSGA Funds Management, Inc. In general, SSGA will outsource any voting decision relating to a shareholder meeting of STT or other SSGA affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon SSGA's in-house policies; and

o Reporting of voting policy overrides, if any, to the PRC on a quarterly basis.

In general, we do not believe matters that fall within the Guidelines and are voted consistently with the Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the Guidelines or where we believe that voting in accordance with the Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the Guidelines; or (ii) SSGA determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of SSGA's Corporate Governance Team will determine whether a Material Relationship exists. If so, the matter is referred to the SSGA PRC. The SSGA PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSGA PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSGA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

STATE STREET GLOBAL ADVISORS                                                   2

[TITLE]

ssga.com

For Public Use

STATE STREET GLOBAL ADVISORS WORLDWIDE ENTITIES

AUSTRALIA: State Street Global Advisors, Australia, Limited (ABN 42 003 914
225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. BELGIUM: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. CANADA:
State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. DUBAI: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. FRANCE: State Street
Global Advisors France. Authorised and regulated by the Autorito des Marchos Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Dofense Plaza,
23-25 rue Delariviore-Lefoullon, 92064 Paris La Dofense Cedex, France. T: +33
1 44 45 40 00. F: +33 1 44 45 41 92. GERMANY: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89
55878 440. HONG KONG: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. IRELAND: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. ITALY: State Street
Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 -20121 Milano, Italy o Telephone: 39 02 32066 100 o Facsimile: 39 02 32066
155. JAPAN: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association.
NETHERLANDS: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. SINGAPORE:
State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. SWITZERLAND: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70
16. UNITED KINGDOM: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered
Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. UNITED
STATES: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA's express written consent.


STATE STREET GLOBAL ADVISORS

                         [C] 2016 State Street Corporation. All Rights Reserved.
                                            INST-6331 0316 Exp. Date: 03/31/2017

[TITLE]

United States

SSGA Funds Management, Inc.'s ("SSGA FM")US Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the US. This policy complements and should be read in conjunction with SSGA FM's Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM's approach to voting and engaging with companies and SSGA's Conflicts of Interest Policy.




STATE STREET
GLOBAL ADVISORS

[TITLE]

SSGA FM's US Proxy Voting and Engagement Guidelines address areas including board structure, director tenure, audit related issues, capital structure, executive compensation, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company's business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country's regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the US, SSGA FM expects all companies to act in a transparent manner and provide detailed disclosure on board profiles, related-party transactions, executive compensation and other governance issues that impact shareholders' long-term interests.

SSGA FM'S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social and governance ("ESG") issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM's active investment teams; collaborating on issuer engagements and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the US.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment ("UNPRI") and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director related proposals at US companies include issues submitted to shareholders that deal with the composition of the board or with members of a corporation's board of directors. In deciding which director nominee to support, SSGA FM considers numerous factors.

DIRECTOR ELECTIONS

SSGA FM's director election policy focuses on companies' governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSGA FM considers when evaluating governance practices include, but are not limited to the following:

     o    Shareholder rights;

     o    Board independence; and

     o    Board structure.

IF A COMPANY DEMONSTRATES APPROPRIATE GOVERNANCE PRACTICES, SSGA FM believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board

STATE STREET GLOBAL ADVISORS                                                   2

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[TITLE]

should meet the minimum standards of independence. Accordingly, SSGA FM will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, IF A COMPANY DEMONSTRATES NEGATIVE GOVERNANCE PRACTICES, SSGA FM believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

     o Is the nominee an employee of or related to an employee of the issuer or its auditor;

     o    Does the nominee provide professional services to the issuer;

     o    Has the nominee attended an appropriate number of board meetings; or

     o Has the nominee received non-board related compensation from the issuer.

WHERE COMPANIES DEMONSTRATE NEGATIVE GOVERNANCE PRACTICES, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSGA FM will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSGA FM may withhold votes from directors based on the following:

     o When overall average board tenure is excessive and/or individual director tenure is excessive. In assessing excessive tenure, SSGA FM gives consideration to factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures;

     o When directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold;

     o CEOs of a public company who sit on more than three public company boards;

     o    Director nominees who sit on more than six public company boards;

     o Directors of companies that have not been responsive to a shareholder proposal which received a majority shareholder support at the last annual or special meeting; consideration maybe given if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);

     o Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact SSGA FM's shareholder rights (such as fee-shifting, forum selection and exclusion service bylaws) without putting such amendments to a shareholder vote;

     o Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;

     o Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and

     o    Directors who appear to have been remiss in their duties.

DIRECTOR RELATED PROPOSALS

SSGA FM generally votes for the following director related proposals:

     o Discharge of board members' duties, in the absence of pending litigation, regulatory investigation, charges of fraud or other indications of significant concern;

     o Proposals to restore shareholders' ability to remove directors with or without cause;

     o Proposals that permit shareholders to elect directors to fill board vacancies; and

     o Shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSGA FM generally votes against the following director related proposals:

     o Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;

STATE STREET GLOBAL ADVISORS                                                   3

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     o    Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy; and

     o    Proposals requiring two candidates per board seat.

MAJORITY VOTING

SSGA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSGA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

ANNUAL ELECTIONS

SSGA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

CUMULATIVE VOTING

SSGA FM does not support cumulative voting structures for the election of directors.

SEPARATION CHAIR/CEO

SSGA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, the appointment of and role played by a lead director, a company's performance and the overall governance structure of the company.

PROXY ACCESS

In general, SSGA FM believes that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. SSGA FM will consider proposals relating to Proxy Access on a case-by-case basis. SSGA FM will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company's circumstances.

SSGA FM will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.

Considerations include but are not limited to the following:

     o The ownership thresholds and holding duration proposed in the resolution;

     o    The binding nature of the proposal;

     o The number of directors that shareholders may be able to nominate each year;

     o    Company governance structure;

     o    Shareholder rights; and

     o    Board performance.

AGE/TERM LIMITS

Generally, SSGA FM will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices and has a preponderance of non-executive directors with excessively long tenures serving on the board.

APPROVE REMUNERATION OF DIRECTORS

Generally, SSGA FM will support directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

INDEMNIFICATION

Generally, SSGA FM supports proposals to limit directors' liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

CLASSIFIED BOARDS

SSGA FM generally supports annual elections for the board of directors.

CONFIDENTIAL VOTING

SSGA FM will support confidential voting.

BOARD SIZE

SSGA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

AUDIT RELATED ISSUES

RATIFYING AUDITORS AND APPROVING AUDITOR COMPENSATION

SSGA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSGA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSGA FM will support the disclosure of auditor and consulting relationships when the same or related entities are

STATE STREET GLOBAL ADVISORS                                                   4

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conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where "other" fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSGA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.(1)

CAPITAL RELATED ISSUES

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company's specific financial situation.

INCREASE IN AUTHORIZED COMMON SHARES

In general, SSGA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSGA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US firms.

When applying the thresholds, SSGA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

INCREASE IN AUTHORIZED PREFERRED SHARES

SSGA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSGA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSGA FM will support proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). However, SSGA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

UNEQUAL VOTING RIGHTS

SSGA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSGA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

MERGERS AND ACQUISITIONS

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders' rights are not supported.

SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

     o    Offer premium;

     o    Strategic rationale;

     o Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

     o    Offers made at a premium and where there are no other higher bidders;
          and

     o Offers in which the secondary market price is substantially lower than the net asset value.


STATE STREET GLOBAL ADVISORS                                                   5

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SSGA FM may vote against a transaction considering the following:

     o Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;

     o Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

     o At the time of voting, the current market price of the security exceeds the bid price.

ANTI--TAKEOVER ISSUES

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management's attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders' rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

SHAREHOLDER RIGHTS PLANS

SSGA FM will support mandates requiring shareholder approval of a shareholder rights plans ("poison pill") and repeals of various anti-takeover related provisions.

In general, SSGA FM will vote against the adoption or renewal of a US issuer's shareholder rights plan ("poison pill").

SSGA FM will vote for an amendment to a shareholder rights plan ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years,
(iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

SPECIAL MEETINGS

SSGA FM will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

     o The company also does not allow shareholders to act by written consent; or

     o The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSGA FM will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

     o The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSGA FM will vote for management proposals related to special meetings.

WRITTEN CONSENT

SSGA FM will vote for shareholder proposals on written consent at companies if:

     o The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting; or

     o The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and

     o    The company has a poor governance profile.

SSGA FM will vote management proposals on written consent on a case-by-case basis.

SUPER--MAJORITY

SSGA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSGA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

STATE STREET GLOBAL ADVISORS                                                   6

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REMUNERATION ISSUES

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

ADVISORY VOTE ON EXECUTIVE COMPENSATION AND FREQUENCY

SSGA FM believes executive compensation plays a critical role in aligning executives' interest with shareholders', attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSGA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSGA FM seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

EMPLOYEE EQUITY AWARD PLANS

SSGA FM considers numerous criteria when examining equity award proposals. Generally, SSGA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

EXCESSIVE VOTING POWER DILUTION To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSGA FM reviews that number in light of certain factors, including the industry of the issuer.

HISTORICAL OPTION GRANTS Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.

REPRICING SSGA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

     o    Number of participants or eligible employees;

     o    The variety of awards possible; and

     o    The period of time covered by the plan.

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

     o    Grants to individuals or very small groups of participants;

     o "Gun-jumping" grants which anticipate shareholder approval of a plan or amendment;

     o The power of the board to exchange "underwater" options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

     o    Below market rate loans to officers to exercise their options;

     o    The ability to grant options at less than fair market value;

     o    Acceleration of vesting automatically upon a change in control; and

     o Excessive compensation (i. e. compensation plans which are deemed by SSGA FM to be overly dilutive).

SHARE REPURCHASES If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares and, (iv) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.

162(M) PLAN AMENDMENTS If a plan would not normally meet the SSGA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSGA FM will support the proposal to amend the plan.

STATE STREET GLOBAL ADVISORS                                                   7

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EMPLOYEE STOCK OPTION PLANS

SSGA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSGA FM takes market practice into consideration.

COMPENSATION RELATED ITEMS

SSGA FM will generally support the following proposals:

     o Expansions to reporting of financial or compensation- related information, within reason; and

     o Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

SSGA FM will generally vote against the following proposals:

     o    Retirement bonuses for non-executive directors and auditors.

MISCELLANEOUS/ROUTINE ITEMS

SSGA FM generally supports the following miscellaneous/routine governance items:

     o Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;

     o    Opting-out of business combination provision;

     o Proposals that remove restrictions on the right of shareholders to act independently of management;

     o Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;

     o    Shareholder proposals to put option repricings to a shareholder vote;

     o General updating of, or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e. g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);

     o    Change in corporation name;

     o Mandates that amendments to by-laws or charters have shareholder approval;

     o Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;

     o    Repeals, prohibitions or adoption of anti- greenmail provisions;

     o Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and

     o    Exclusive forum provisions.

SSGA FM generally does not support the following miscellaneous/ routine governance items:

     o Proposals asking companies to adopt full tenure holding periods for their executives;

     o Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;

     o Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;

     o    Proposals to approve other business when it appears as a voting item;

     o    Proposals giving the board exclusive authority to amend the by-laws;
          and

     o Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.

Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face


STATE STREET GLOBAL ADVISORS                                                   8

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and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM's team of analysts evaluates these risks on an issuer-by-issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

----------
(1) Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

STATE STREET GLOBAL ADVISORS                                                   9

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ssga.com

For Public Use

STATE STREET GLOBAL ADVISORS WORLDWIDE ENTITIES
AUSTRALIA: State Street Global Advisors, Australia, Limited (ABN 42 003 914
225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. BELGIUM: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. CANADA:
State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. DUBAI: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. FRANCE: State Street
Global Advisors France. Authorised and regulated by the Autorito des Marchos Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Dofense Plaza,
23-25 rue Delariviore-Lefoullon, 92064 Paris La Dofense Cedex, France. T: +33
1 44 45 40 00. F: +33 1 44 45 41 92. GERMANY: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89
55878 440. HONG KONG: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. IRELAND: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. ITALY: State Street
Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 -20121 Milano, Italy o Telephone: 39 02 32066 100 o Facsimile: 39 02 32066
155. JAPAN: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. NETHERLANDS: State Street Global

Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. SINGAPORE: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826
7501. SWITZERLAND: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. UNITED KINGDOM: State
Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT
Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. UNITED STATES: State
Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA's express written consent.


STATE STREET GLOBAL ADVISORS

                         [C] 2016 State Street Corporation. All Rights Reserved.
                                            INST-6452 0316 Exp. Date: 03/31/2017


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[TITLE]

Australia

SSGA Funds Management, Inc.'s ("SSGA FM") Australia Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in Australia. This policy complements and should be read in conjunction with SSGA FM's Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSGA FM's approach to voting and engaging with companies, and SSGA's Conflict of Interest Policy.






STATE STREET
GLOBAL ADVISORS


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SSGA FM's Australia Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company's business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country's regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in Australia, SSGA FM expects all companies at a minimum to comply with the ASX Corporate Governance Principles. Companies should provide detailed explanations under the Principles' 'comply or explain' approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders' long-term interests. On some governance matters, such as composition of audit committees, we hold Australian companies to our global standards requiring all directors on the committee to be independent of management.

SSGA FM'S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance ("ESG") issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM's active fundamental and the Asia-Pacific ("APAC") investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment ("UNPRI") and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. SSGA FM expects boards of ASX-300 listed companies to be comprised of at least a majority of independent directors. At all other listed companies, SSGA FM expects boards to be comprised of at least one-third independent directors.

SSGA FM's broad criteria for director independence in Australian companies include factors such as:

o Participation in related-party transactions and other business relations with the company;

o    Employment history with company;


STATE STREET GLOBAL ADVISORS                                                   2

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o    Relations with controlling shareholders; and

o Family ties with any of the company's advisers, directors or senior employees.

When considering the election or re-election of a director, SSGA FM also considers the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSGA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSGA FM supports the annual election of directors and encourages Australian companies to adopt this practice.

While SSGA FM is generally supportive of having the roles of chairman and CEO separated in the Australian market, SSGA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company's specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSGA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

SSGA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Australian Corporate Governance Principles requires ASX listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. SSGA FM holds Australian companies to its global standards for developed financial markets, by requiring that all members of the audit committee be independent directors.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSGA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Executive pay is another important aspect of corporate governance. SSGA FM believes that executive pay should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. Australian Corporate Governance Principles requires ASX listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill in the event of a second strike, SSGA FM believes that the vote provides investors a mechanism to address concerns it may have on the quality of oversight provided by the board on remuneration issues. Accordingly SSGA FM voting guidelines accommodate local market practice.

INDEMNIFICATION AND LIMITATIONS ON LIABILITY

Generally, SSGA FM supports proposals to limit directors' liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

AUDIT RELATED ISSUES

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

STATE STREET GLOBAL ADVISORS                                                   3


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APPOINTMENT OF EXTERNAL AUDITORS

SSGA FM believes that a company's auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

SHARE ISSUANCES

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders' ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company's existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares without pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with preemption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for specific purpose.

SHARE REPURCHASE PROGRAMS

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSGA FM may vote against share repurchase requests that allow share repurchases during a takeover period.

DIVIDENDS

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company's financial position. Particular attention will be paid where the payment may damage the company's long-term financial health.

MERGERS AND ACQUISITIONS

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders' rights are not supported. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

o    Offer premium;

o    Strategic rationale;

o Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

o    Offers made at a premium and where there are no other higher bidders; and

o Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

o Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

o Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

o At the time of voting, the current market price of the security exceeds the bid price.

STATE STREET GLOBAL ADVISORS                                                   4

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ANTI-TAKEOVER MEASURES

SSGA FM opposes anti-takeover defenses, such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

REMUNERATION

EXECUTIVE PAY

There is a simple underlying philosophy that guides SSGA FM's analysis of executive pay--there should be a direct relationship between remuneration and company performance over the long-term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where there seems to be a misalignment between pay and shareholders' interests and where incentive policies and schemes have a re-test option or feature. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

EQUITY INCENTIVE PLANS

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

NON-EXECUTIVE DIRECTOR PAY

Authorities seeking shareholder approval for non-executive directors' fees are generally not controversial. SSGA FM generally supports resolutions regarding directors' fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

RISK MANAGEMENT

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM's team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely


STATE STREET GLOBAL ADVISORS                                                   5

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depending on company industry, its operations, and geographic footprint. SSGA
FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

STATE STREET GLOBAL ADVISORS                                                   6

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ssga.com

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The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA's express written consent.


STATE STREET GLOBAL ADVISORS

                         [C] 2016 State Street Corporation. All Rights Reserved.
                                            INST-6456 0316 Exp. Date: 03/31/2017

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Europe

SSGA Funds Management, Inc.'s, ("SSGA FM") European Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in European markets excluding the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSGA FM's overarching Global Proxy Voting and Engagement Principles and SSGA's Conflicts of Interest Policy which provide a detailed explanation of SSGA FM's approach to voting and engaging with companies.


STATE STREET
GLOBAL ADVISORS


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SSGA FM's Proxy Voting and Engagement Guidelines in European markets address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management and monitoring the risks that arise from a company's business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in European markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country's regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research in to corporate governance issues in European companies, SSGA FM also considers guidance issued by the European Commission. Companies should provide detailed explanations under diverse 'comply or explain' approaches, especially where they fail to meet requirements and why any such non-compliance would serve shareholders' long-term interests.

SSGA FM'S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance ("ESG") issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM's active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in European markets.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment ("UNPRI") and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re--election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSGA FM's broad criteria for director independence in European companies include factors such as:

o Participation in related--party transactions and other business relations with the company;

o    Employment history with company;

o    Relations with controlling shareholders;

o Family ties with any of the company's advisers, directors or senior employees;

o    Employee and government representatives; and

STATE STREET GLOBAL ADVISORS                                                   2

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o    Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively.

While, overall board independence requirements and board structures differ from market to market, SSGA FM considers voting against directors it deems non--independent if overall board independence is below one third. SSGA FM also assesses the division of responsibilities between chairman and CEO on a case--by--case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. SSGA FM may also not support a proposal to discharge the board, if a company fails to meet adequate governance standards or board level independence.

When considering the election or re-election of a non-executive director, SSGA FM also considers the number of outside board directorships a non-executive can undertake and attendance at board meetings. In addition, SSGA FM may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Although we generally are in favor of the annual election of directors, we recognize that director terms vary considerably in different European markets. SSGA FM may vote against article/by-law changes that seek to extend director terms. In addition, in certain markets, SSGA FM may vote against directors if their director terms extend beyond four years.

SSGA FM believes companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSGA FM may vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, SSGA FM may vote against the entire slate.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

INDEMNIFICATION AND LIMITATIONS ON LIABILITY

Generally, SSGA FM supports proposals to limit directors' liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, with gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

AUDIT RELATED ISSUES

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

APPOINTMENT OF EXTERNAL AUDITORS

SSGA FM believes that a company's auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain


STATE STREET GLOBAL ADVISORS                                                   3

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circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

LIMIT LEGAL LIABILITY OF EXTERNAL AUDITORS

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

In some European markets, differential voting rights continue to exist. SSGA FM supports the "one share one vote" policy and favors a share structure where all shares have equal voting rights. SSGA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

UNEQUAL VOTING RIGHTS

SSGA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. SSGA FM supports proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

INCREASE IN AUTHORIZED CAPITAL

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders' ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company's existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst dis-applying pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

SHARE REPURCHASE PROGRAMS

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, specify the range of premium/discount to market price at which a company can repurchase shares, and the time frame for the repurchase. SSGA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

DIVIDENDS

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company's financial position. Particular attention will be paid where the payment may damage the company's long-term financial health.

RELATED PARTY TRANSACTIONS

Certain companies in European markets have a controlled ownership structure and have complex cross-shareholdings between subsidiaries and parent companies (related companies). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, SSGA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSGA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

MERGERS AND ACQUISITIONS

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders,


STATE STREET GLOBAL ADVISORS                                                   4

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demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders' rights are not supported.

SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

o    Offer premium;

o    Strategic rationale;

o Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

o    Offers made at a premium and where there are no other higher bidders; and

o Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

o Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

o Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

o At the time of voting, the current market price of the security exceeds the bid price.

ANTI--TAKEOVER MEASURES

European markets have diverse regulations concerning the use of share issuances as takeover defenses with legal restrictions lacking in some markets. SSGA FM supports a one-share, one-vote policy, for example, given that dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. SSGA FM opposes unlimited share issuance authorizations as they may be used as anti-takeover devices, and they have the potential for substantial voting and earnings dilution. SSGA FM also monitors the duration of authorities to issue shares and whether there are restrictions and caps on multiple issuance authorities during the specified time periods. SSGA FM opposes anti-takeover defenses such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

REMUNERATION

EXECUTIVE PAY

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSGA FM's analysis of executive pay--there should be a direct relationship between remuneration and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders' interests. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

EQUITY INCENTIVE PLANS

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

NON--EXECUTIVE DIRECTOR PAY

In European markets, authorities seeking shareholder approval for non-executive directors' fees are generally not controversial. SSGA FM generally supports resolutions regarding directors' fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.


STATE STREET GLOBAL ADVISORS                                                   5

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[TITLE]

RISK MANAGEMENT

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.


SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM's team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

STATE STREET GLOBAL ADVISORS                                                   7

[TITLE]

ssga.com

For Public Use

STATE STREET GLOBAL ADVISORS WORLDWIDE ENTITIES
AUSTRALIA: State Street Global Advisors, Australia, Limited (ABN 42 003 914
225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. BELGIUM: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. CANADA:
State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. DUBAI: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. FRANCE: State Street
Global Advisors France. Authorised and regulated by the Autorito des Marchos Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Dofense Plaza,
23-25 rue Delariviore-Lefoullon, 92064 Paris La Dofense Cedex, France. T: +33
1 44 45 40 00. F: +33 1 44 45 41 92. GERMANY: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89
55878 440. HONG KONG: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. IRELAND: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. ITALY: State Street
Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 -20121 Milano, Italy o Telephone: 39 02 32066 100 o Facsimile: 39 02 32066
155. JAPAN: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. NETHERLANDS: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31
(0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. SINGAPORE: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered
Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. SWITZERLAND: State
Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. UNITED KINGDOM: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. UNITED STATES: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA's express written consent.


STATE STREET GLOBAL ADVISORS

                         [C] 2016 State Street Corporation. All Rights Reserved.
                                            INST-6457 0316 Exp. Date: 03/31/2017

[TITLE]

Emerging Markets

SSGA Funds Management, Inc.'s ("SSGA FM") Emerging Market Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in emerging markets. This policy complements and should be read in conjunction with SSGA FM's overarching Global Proxy Voting and Engagement Principles which provides a detailed explanation of SSGA FM's approach to voting and engaging with companies, and SSGA's Conflicts of Interest Policy.





STATE STREET
GLOBAL ADVISORS

[TITLE]

At SSGA FM, we recognize that countries in emerging markets are disparate in their corporate governance frameworks and practices. Concurrent with developing a company specific voting and engagement program, SSGA FM also evaluates the various factors that play into the corporate governance framework of a country. These factors include: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary--to name a few. While emerging market countries tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, SSGA FM's emerging market proxy voting policy is designed to identify and address specific governance concerns in each market.

SSGA FM'S PROXY VOTING AND ENGAGEMENT PHILOSOPHY IN EMERGING MARKETS

SSGA FM's approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. Since the overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country, improving the macro governance framework in a country may help reduce governance risks, in turn, increasing the overall value of SSGA FM's holdings over time. Therefore, in order to improve the overall governance framework and practices in a country, members of our proxy voting and engagement team endeavor to visit emerging market countries and meet with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in emerging markets. To help mitigate company specific risk, the team works alongside members of the active fundamental and emerging market teams to engage with emerging market companies on governance issues and address any specific concerns or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives SSGA FM's proxy voting and engagement philosophy in emerging markets.

SSGA FM's proxy voting guidelines in emerging markets addresses six broad areas:

o    Directors and Boards;

o    Accounting and Audit Related Issues;

o    Shareholder Rights and Capital Related Issues;

o    Remuneration;

o    Environmental and Social Issues; and

o    General/Routine Issues.

DIRECTORS AND BOARDS

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. However, several factors such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions and the general resistance from controlling shareholders to increase board independence renders the election of directors as one of the most important fiduciary duties SSGA FM performs in emerging market companies.

SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. SSGA FM expects companies to meet minimum overall board independence standards as defined in a corporate governance code or market practice. Therefore, in several countries, SSGA FM will vote against select non-independent directors if overall board independence levels do not meet market standards.

SSGA FM's broad criteria for director independence in emerging market companies include factors such as:

o    Participation in related-party transactions;

o    Employment history with company;

o    Relations with controlling shareholders and other employees; and

o    Attendance levels.

In some countries, market practice calls for the establishment of a board level audit committee. In such cases, SSGA FM believes companies should have an audit committee that is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well as their effectiveness and resource levels. Based on our desire to enhance the quality of financial and accounting oversight provided by independent directors, SSGA FM expects that listed companies have an audit committee that is constituted of a majority of independent directors.

AUDIT RELATED ISSUES

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely on financial statements. SSGA FM believes that


STATE STREET GLOBAL ADVISORS                                                   2

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audit committees provide the necessary oversight on the selection and appointment of auditors, a company's internal controls and accounting policies, and the overall audit process. In emerging markets, SSGA FM encourages boards to appoint an audit committee composed of a majority of independent auditors.

APPOINTMENT OF EXTERNAL AUDITORS

SSGA FM believes that a company's auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. SSGA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

SSGA FM believes that changes to a company's capital structure such as changes in authorized share capital, share repurchase and debt issuances are critical decisions made by the board. SSGA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

RELATED PARTY TRANSACTIONS

Most companies in emerging markets have a controlled ownership structure that often include complex cross-shareholdings between subsidiaries and parent companies ("related companies"). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, SSGA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSGA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

SHARE REPURCHASE PROGRAMS

With regard to share repurchase programs, SSGA FM expects companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.

MERGERS AND ACQUISITIONS

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders' rights are not supported.

SSGA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

o    Offer premium;

o    Strategic rationale;

o Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

o    Offers made at a premium and where there are no other higher bidders; and

o Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

o Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

o Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

o At the time of voting, the current market price of the security exceeds the bid price.

SSGA FM will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA FM to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

REMUNERATION

SSGA FM considers it to be the board's responsibility to set appropriate levels of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA FM's analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term. In emerging


STATE STREET GLOBAL ADVISORS                                                   3

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[TITLE]

markets we encourage companies to disclose information on senior executive remuneration.

With regard to director remuneration, SSGA FM supports director pay provided the amounts are not excessive relative to other issuers in the market or industry and are not overly dilutive to existing shareholders.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change. In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics.
We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM's team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

In emerging markets, shareholders seldom vote on environmental and social issues. Therefore, SSGA FM addresses a company's approach to identifying and managing environmental and social risks stemming for various aspects of its operations in its one-on-one engagement with companies.

GENERAL/ROUTINE ISSUES

Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, SSGA FM's policies consider several factors including historical dividend payouts, pending litigation, governmental investigations, charges of fraud or other indication of significant concerns.

STATE STREET GLOBAL ADVISORS                                                   4

[TITLE]

ssga.com

FOR PUBLIC USE

STATE STREET GLOBAL ADVISORS WORLDWIDE ENTITIES
AUSTRALIA: State Street Global Advisors, Australia, Limited (ABN 42 003 914
225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. BELGIUM: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. CANADA:
State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. DUBAI: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. FRANCE: State Street
Global Advisors France. Authorised and regulated by the Autorito des Marchos Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Dofense Plaza,
23-25 rue Delariviore-Lefoullon, 92064 Paris La Dofense Cedex, France. T: +33
1 44 45 40 00. F: +33 1 44 45 41 92. GERMANY: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89
55878 440. HONG KONG: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. IRELAND: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. ITALY: State Street
Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 -20121 Milano, Italy o Telephone: 39 02 32066 100 o Facsimile: 39 02 32066
155. JAPAN: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. NETHERLANDS: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31
(0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. SINGAPORE: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered
Number: 200002719D, regulated by the Monetary Authority of Singapore) o
Telephone: +65 6826-7555 o Facsimile: +65 6826-7501 o Web: www.SSGA.com.
SWITZERLAND: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich.
T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. UNITED KINGDOM: State Street
Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number:
5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. UNITED STATES: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727. Investing involves risk including the risk of loss of principal.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA' express written consent.



STATE STREET GLOBAL ADVISORS

                         [C] 2016 State Street Corporation. All Rights Reserved.
                                            INST-6455 0316 Exp. Date: 03/31/2017

[TITLE]

JAPAN

SSGA Funds Management, Inc.'s, ("SSGA FM") Japan Proxy Voting and Engagement Guidelines complement and should be read in conjunction with SSGA FM's overarching Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM's approach to voting and engaging with companies, and SSGA's Conflicts of Interest Policy.


STATE STREET
GLOBAL ADVISORS

[TITLE]

SSGA FM's Proxy Voting and Engagement Guidelines in Japan address areas including: board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company's business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in Japan, SSGA FM takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, SSGA FM expects Japanese companies to address conflicts of interest, risk management and demonstrate an effective process for monitoring management. In its analysis and research into corporate governance issues in Japanese companies, SSGA FM also considers guidance issued by the Corporate Law Subcommittee of the Legislative Council within the Ministry of Justice as well as private study groups.

SSGA FM'S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, and environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance ("ESG") issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM's active investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment ("UNPRI") and is compliant with UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice.

Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with board level audit committee. SSGA FM will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.

Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company's operations.

SSGA FM will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on SSGA FM criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong-doing and breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors, however, SSGA FM believes there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

o SSGA FM believes that non-controlled Japanese companies should appoint at least two outside directors, otherwise, SSGA FM will oppose the top executive who is responsible for the director nomination process; and

o For controlled companies with a statutory auditor structure, SSGA FM will oppose the top executive, if


STATE STREET GLOBAL ADVISORS                                                   2

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[TITLE]

the board does not have at least two independent directors.

For companies with a committee structure or a hybrid board structure, SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering general market practice, as well as the independence of the nominee. SSGA FM also takes into consideration the overall independence level of the committees. In determining director independence, SSGA FM considers the following factors:

o Participation in related-party transactions and other business relations with the company;

o    Past employment with the company;

o    Provides professional services to the company; and

o    Family ties with the company.

Regardless of board structure, SSGA FM may oppose the election of a director for the following reasons:

o    Failure to attend board meetings; or

o In instances of egregious actions related to a director's service on the board.

INDEMNIFICATION AND LIMITATIONS ON LIABILITY

Generally, SSGA FM supports proposals to limit directors' and statutory auditors' liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. SSGA FM believes limitations and indemnification are necessary to attract and retain qualified directors.

AUDIT RELATED ITEMS

SSGA FM believes that a company's auditor is an essential feature of an effective and transparent system of external supervision and shareholders should have the opportunity to vote on their appointment at the annual meeting.

RATIFYING EXTERNAL AUDITORS

SSGA FM will generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

LIMIT LEGAL LIABILITY OF EXTERNAL AUDITORS

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

CAPITAL STRUCTURE, REORGANIZATION AND MERGERS

SSGA FM supports the "one share one vote" policy and favors a share structure where all shares have equal voting rights. SSGA FM supports proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

SSGA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

UNEQUAL VOTING RIGHTS

SSGA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, SSGA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

INCREASE IN AUTHORIZED CAPITAL

SSGA FM generally supports increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, SSGA FM may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital. Where share issuance requests exceed our standard threshold, SSGA FM will consider the nature of the specific need, such as mergers and acquisitions and stock splits.

DIVIDENDS

SSGA FM generally supports dividend payouts that constitute 30 percent or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30 percent without adequate explanation; or, the payout is excessive given the company's financial position. Particular attention will be paid where the payment may damage the company's long-term financial health.

SHARE REPURCHASE PROGRAMS

Companies are allowed under Japanese Corporate Law to amend their articles to authorize the repurchase of shares at the board's discretion. SSGA FM will oppose an amendment to articles allowing the repurchase of shares at the board's discretion. SSGA FM believes the company should seek shareholder approval for a share repurchase program at each year's AGM, providing shareholders the right to evaluate the purpose of the repurchase.


STATE STREET GLOBAL ADVISORS                                                   3

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SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSGA FM may vote against share repurchase requests that allow share repurchases during a takeover period.

MERGERS AND ACQUISITIONS

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders' rights are not supported.

SSGA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

o    Offer premium;

o    Strategic rationale;

o Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

o    Offers made at a premium and where there are no other higher bidders; and

o Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

o Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

o Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

o At the time of voting, the current market price of the security exceeds the bid price.

ANTI-TAKEOVER MEASURES

In general, SSGA FM believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders' interest. A shareholder rights plan may lead to management entrenchment and discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company's chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders' rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

SHAREHOLDER RIGHTS PLANS

In evaluating poison pills, the following conditions must be met before SSGA FM will recommend a vote in favor.

SSGA FM will support the ADOPTION OR RENEWAL OF A JAPANESE ISSUER'S shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20 percent, (ii) maximum term of three years,
(iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSGA FM will vote for an amendment to a shareholder rights plan ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20 percent, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, or (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

COMPENSATION

In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. SSGA FM, where possible, seeks to encourage the use of performance based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

STATE STREET GLOBAL ADVISORS                                                   4

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APPROVE ADJUSTMENT TO AGGREGATE COMPENSATION CEILING FOR DIRECTORS

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted and management provides the rationale for the ceiling increase. SSGA FM will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. SSGA FM may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

APPROVE ANNUAL BONUSES FOR DIRECTORS/ STATUTORY AUDITORS

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, SSGA FM believes that existing shareholder approval of the bonus should be considered best practice. As a result, SSGA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

APPROVE RETIREMENT BONUSES FOR DIRECTORS/ STATUTORY AUDITORS

Retirement bonuses make up a sizeable portion of directors' and auditors' lifetime compensation and are based on board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, SSGA FM supports these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

APPROVE STOCK PLAN

Most option plans in Japan are conservative, particularly at large companies. Japan corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, SSGA FM cannot calculate the dilution level and, therefore, SSGA FM may oppose such plans for poor disclosure. SSGA FM also opposes plans that allow for the repricing of the exercise price.

DEEP DISCOUNT OPTIONS

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. SSGA FM evaluates deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM's team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

MISCELLANEOUS/ROUTINE ITEMS

EXPANSION OF BUSINESS ACTIVITIES

Japanese companies' articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, SSGA FM views proposals to expand and diversify the company's business activities as routine and non-contentious. SSGA FM will monitor instances where there has been an inappropriate acquisition and diversification away from the company's main area of competence, which resulted in a decrease of shareholder value.

MORE INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its SSGA FM relationship manager.

STATE STREET GLOBAL ADVISORS                                                   5

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ssga.com

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The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA's express
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STATE STREET GLOBAL ADVISORS

                         [C] 2016 State Street Corporation. All Rights Reserved.
                                            INST-6454 0316 Exp. Date: 03/31/2017

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United Kingdom

SSGA Funds Management, Inc.'s ("SSGA FM"), UK Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSGA FM's Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM's approach to voting and engaging with companies and SSGA's Conflicts of Interest Policy.




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GLOBAL ADVISORS

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SSGA FM's UK Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company's business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country's regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the UK and Ireland, SSGA FM expects all companies, regardless of domicile, that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange to comply with the UK Corporate Governance Code. Companies should provide detailed explanations under the Code's 'comply or explain' approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders' long-term interests.

SSGA FM'S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance ("ESG") issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM's active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment ("UNPRI") and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSGA FM's broad criteria for director independence in UK companies include factors such as:

o Participation in related-party transactions and other business relations with the company;

o    Employment history with company;

o    Excessive tenure and a preponderance of long-tenured directors:

o    Relations with controlling shareholders; and

o Family ties with any of the company's advisers, directors or senior employees.

When considering the election or re-election of a director, SSGA FM also considers the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSGA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant

STATE STREET GLOBAL ADVISORS                                                   2

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shareholdings and tenure. SSGA FM supports the annual election of directors.

While SSGA FM is generally supportive of having the roles of chairman and CEO separated in the UK market, SSGA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company's specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSGA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

SSGA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSGA FM will vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSGA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

INDEMNIFICATION AND LIMITATIONS ON LIABILITY

Generally, SSGA FM supports proposals to limit directors' liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, with gross negligence or reckless disregard of the duties involved in.

AUDIT RELATED ISSUES

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

APPOINTMENT OF EXTERNAL AUDITORS

SSGA FM believes that a company's auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

LIMIT LEGAL LIABILITY OF EXTERNAL AUDITORS

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

SHARE ISSUANCES

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders' ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company's existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst dis-applying pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

STATE STREET GLOBAL ADVISORS                                                   3

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SHARE REPURCHASE PROGRAMS

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, specify the range of premium/discount to market price at which a company can repurchase shares, and the time frame for the repurchase. SSGA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

DIVIDENDS

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company's financial position. Particular attention will be paid where the payment may damage the company's long term financial health.

MERGERS AND ACQUISITIONS

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders' rights are not supported.

SSGA FM will generally support transactions that maximize share-holder value. Some of the considerations include, but are not limited to the following:

o    Offer premium;

o    Strategic rationale;

o Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

o    Offers made at a premium and where there are no other higher bidders; and

o Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

o Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

o Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

o At the time of voting, the current market price of the security exceeds the bid price.

ANTI-TAKEOVER MEASURES

SSGA FM opposes anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

REMUNERATION

EXECUTIVE PAY

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSGA FM's analysis of executive pay--there should be a direct relationship between remuneration and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders' interests. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure.

EQUITY INCENTIVE PLANS

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

STATE STREET GLOBAL ADVISORS                                                   4

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NON-EXECUTIVE DIRECTOR PAY

Authorities seeking shareholder approval for non-executive directors' fees are generally not controversial. SSGA FM generally supports resolutions regarding directors' fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company- by-company basis any non-cash or performance related pay to non-executive directors.

RISK MANAGEMENT

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM's team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

STATE STREET GLOBAL ADVISORS                                                   5

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[TITLE]

ssga.com

FOR PUBLIC USE

STATE STREET GLOBAL ADVISORS WORLDWIDE ENTITIES
AUSTRALIA: State Street Global Advisors, Australia, Limited (ABN 42 003 914
225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. BELGIUM: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. CANADA:
State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. DUBAI: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. FRANCE: State Street
Global Advisors France. Authorised and regulated by the Autorito des Marchos Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Dofense Plaza,
23-25 rue Delariviore-Lefoullon, 92064 Paris La Dofense Cedex, France. T: +33
1 44 45 40 00. F: +33 1 44 45 41 92. GERMANY: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89
55878 440. HONG KONG: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. IRELAND: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. ITALY: State Street
Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 -20121 Milano, Italy o Telephone: 39 02 32066 100 o Facsimile: 39 02 32066
155. JAPAN: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. NETHERLANDS: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31
(0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. SINGAPORE: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered
Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. SWITZERLAND: State
Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. UNITED KINGDOM: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. UNITED STATES: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA's express written consent.


STATE STREET GLOBAL ADVISORS


                         [C] 2016 State Street Corporation. All Rights Reserved.
                                            INST-6453 0316 Exp. Date: 03/31/2017





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                         T. ROWE PRICE ASSOCIATES, INC.
                        T. ROWE PRICE INTERNATIONAL LTD
                          T. ROWE PRICE (CANADA), INC
                        T. ROWE PRICE HONG KONG LIMITED
                      T. ROWE PRICE SINGAPORE PRIVATE LTD.

                      PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

          T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, "T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("PRICE FUNDS") and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process.
T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

          T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

          FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

           OTHER CONSIDERATIONS. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management's with respect to the company's day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company's disclosures, its board's recommendations, a company's track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals' views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

           PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing



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positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for
T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund's Investment Advisory Committee or counsel client's portfolio manager.

          GLOBAL PROXY SERVICES GROUP. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

          PROXY ADMINISTRATOR. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

          GLOBAL CORPORATE GOVERNANCE ANALYST. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

          In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price's issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.

MEETING NOTIFICATION

          T. Rowe Price utilizes ISS's voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS's webased application.

VOTE DETERMINATION

          Each day, ISS delivers into T. Rowe Price's proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

          Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the



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portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. ROWE PRICE VOTING POLICIES

          Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

          ELECTION OF DIRECTORS -- For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors' accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards' accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

          ANTI-TAKEOVER, CAPITAL STRUCTURE AND CORPORATE GOVERNANCE ISSUES --
T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

          EXECUTIVE COMPENSATION ISSUES -- T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives' and shareholders' incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company's peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company's executive compensation practices ("SAY-ON-PAY" proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the



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frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company's "Say-on-Pay" vote in consecutive years.

          MERGERS AND ACQUISITIONS -- T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages ("SAY ON GOLDEN PARACHUTE" proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives' incentives with shareholders' interests.

          CORPORATE SOCIAL RESPONSIBILITY ISSUES -- Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS's proxy research and company reports. T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company's business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company's businesses.

          GLOBAL PORTFOLIO COMPANIES -- ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS's general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

          FIXED INCOME, INDEX AND PASSIVELY MANAGED ACCOUNTS -- Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

          DIVIDED VOTES -- In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

          SHAREBLOCKING -- Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sucustodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price's policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

          SECURITIES ON LOAN -- The Price Funds and our institutional clients may participate in securities lending programs



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to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

          The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy.

          Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

          SPECIFIC CONFLICT OF INTEREST SITUATIONS - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the
T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

REPORTING, RECORD RETENTION AND OVERSIGHT

          The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price's proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price's proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm's staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i)



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produce proxy research that is based on current and accurate information and
(ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

          Vote Summary Reports will be generated for each client that requests
T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

          T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC's EDGAR database).



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                                WALTHAUSEN & CO.

                      PROXY VOTING POLICIES AND PROCEDURES

PURPOSE

The purpose of these Proxy Voting Policies and Procedures is to memorialize the policies and procedures adopted by Walthausen & Co. to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 of the Advisors Act. According to the Act, the firm has a fiduciary duty to adopt and implement written policies and procedures that are designed so that client securities are voted in the best interest of clients, including how to address material conflicts that arise between the firm's interests and clients. The Act also requires disclosure to clients regarding how they may obtain information on how the firm voted their securities, guidelines for proxy voting clients securities, and furnishing a copy of policies and procedures on request from a client.

Walthausen has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where Walthausen has the authority to vote proxies, all legal, fiduciary and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of topics, including amongst other things, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive compensation, reorganizations, mergers, and various shareholder proposals.

POLICIES

Walthausen has an agreement with Broadridge Financial Solutions, Inc. ("Broadridge"), an independent service provider, to handle the administration of proxy voting for client portfolio's securities managed by Walthausen, subject to oversight by the firm's Proxy Manager. Walthausen votes proxies related to clients' securities via ProxyEdge, an electronic voting platform provided by Broadridge. Walthausen also votes client securities for certain accounts that use the services of ProxyTrust, via PROXYTRUST.COM, an electronic voting platform provided by ProxyTrust. Both ProxyEdge and PROXYTRUST.COM retain a record of proxy voting for each client.

It is Walthausen's policy to primarily vote on shareholder proposals in conformity with recommendations from Glass, Lewis & Co., LLC ("Glass Lewis"), an independent proxy advisory firm. Glass Lewis assists the firm in proxy voting and the corporate fund governance oversight process by developing and updating Glass Lewis Proxy Guidelines which are incorporated into Walthausen's Proxy Voting Guidelines by reference, and by providing research and analysis, and recommendations regarding voting client securities.

The decision by Walthausen to retain the services of Glass Lewis is based principally on the view that the services that Glass Lewis provides, subject to oversight by Walthausen, generally will result in proxy voting decisions which serve the best economic interests of the firm's clients, as well as limiting conflicts of interest between Walthausen and its clients. Walthausen may vote client securities inconsistent with Glass Lewis recommendations if it believes that it is in the best economic interest of its clients, and there is no conflict of interest present between the firm and its clients. In such cases, Walthausen will retain a written record of the basis for the decision to vote against the Glass Lewis recommendation in the client best interests.



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CONFLICTS OF INTEREST

Walthausen does not engage in investment banking, administration of corporate retirement plans, does not purchase securities of any corporate client for client accounts, nor engages in any other activity that is likely to create a potential conflict of interest. In addition, because client proxies are primarily voted by Broadridge pursuant to the Glass Lewis Proxy Guidelines, Walthausen generally does not make an actual determination of how to vote a particular proxy, which therefore reduces the likelihood of any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the issue of handling any conflict of interest that may arise.

If a proxy proposal creates a conflict of interest between the interest of a client and those of the firm, the proxy should be voted in conformity with the recommendation of Glass Lewis. To monitor compliance with this policy, any proposed or actual deviation from a recommendation from Glass Lewis must be reported to the Proxy Manager and the Chief Compliance Officer ("CCO"). The CCO will then provide guidance concerning the proposed deviation and whether it presents any potential conflict of interest.

PROCEDURES

The Proxy Manager, with oversight from the CCO, is responsible for confirming that all proxy voting is consistent with the Proxy Voting Guidelines. The Proxy Manager and the CCO will review, at least annually, the Glass Lewis Proxy Guidelines. In addition, the CCO will review whether Glass Lewis has the capacity, competency, and resources to adequately analyze proxy voting issues, as well as their conflict of interest policy. Any potential conflicts should be identified and addressed.

Walthausen's Part 2A of Form ADV discloses in Item 17 Voting Client Securities how clients may obtain a copy of the firm's complete proxy voting policies and procedures, as well as how they can obtain information on how their proxy shares were voted. If any client requests a copy of our complete proxy policies and procedures or how proxies were voted for their account(s), we will promptly (within three business days) provide such information to the client. Any requests will be recorded, and will include the firm's response.


                                             Dated:         July 21, 2015
                                             Previous:      April 2, 2015

PROXY PAPER(TM)
GUIDELINES


2016 PROXY SEASON
AN OVERVIEW OF THE GLASS LEWIS
APPROACH TO PROXY ADVICE

UNITED STATES





















COPYRIGHT 2016 GLASS, LEWIS & CO., LLC

--------------------------------------------------------------------------------
Table of Contents
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GUIDELINES INTRODUCTION .....................................................  1
   Summary of Changes for the 2016 United States Policy Guidelines ..........  1

I. A BOARD OF DIRECTORS THAT SERVES SHAREHOLDER INTEREST ....................  3

  Election of Directors .....................................................  3
     Independence ...........................................................  3
     Voting Recommendations on the Basis of Board Independence ..............  5
     Committee Independence .................................................  5
     Independent Chairman ...................................................  5
     Performance ............................................................  6
     Voting Recommendations on the Basis of Performance .....................  6
     Board Responsiveness ...................................................  7
     The Role of a Committee Chairman .......................................  8
     Audit Committees and Performance .......................................  8
     Standards for Assessing the AuditCommittee .............................  9
     Compensation Committee Performance ..................................... 11
     Nominating and Governance Committee Performance ........................ 13
     Board-Level Risk Management Oversight .................................. 15
     Environmental and Social Risk Oversight ................................ 15
     Other Considerations ................................................... 15
     Controlled Companies ................................................... 17
     Significant Shareholders ............................................... 18
     Exceptions for Recent IPOs ............................................. 18
     Dual-Listed Companies .................................................. 18
     Mutual Fund Boards ..................................................... 19
  Declassified Boards ....................................................... 20
  Mandatory Director Term and Age limits .................................... 20
  Proxy Access .............................................................. 21
  Majority Vote for the Election of Directors ............................... 21
     The Plurality Vote Standard ............................................ 22
     Advantages of a Majority Vote Standard ................................. 22
  Conflicting Proposals ..................................................... 22

II. TRANSPARENCY AND INTEGRITY IN FINANCIAL REPORTING ....................... 24
  Auditor Ratification ...................................................... 24
     Voting Recommendations on Auditor Ratification ......................... 24
  Pension Accounting Issues ................................................. 25

III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE .......................... 26
  Advisory Vote on Executive Compensation ("Say-on-Pay") .................... 26
     Say-on-Pay Voting Recommendations ...................................... 27
     Company Responsiveness ................................................. 28
     Pay for Performance .................................................... 28
     Short-TermIncentives ................................................... 28
     Long-TermIncentives .................................................... 29
     Transitional and One-Off Awards ........................................ 29
     Recoupment Provisions ("Clawbacks") .................................... 30


                                       I

     Hedging of Stock ....................................................... 30
     Pledging of Stock ...................................................... 30
     Compensation Consultant Independence ................................... 31
  Frequency of Say-on-Pay ................................................... 32
  Vote on Golden Parachute Arrangements ..................................... 32
  Equity-Based Compensation Plan Proposals .................................. 32
     Option Exchanges ....................................................... 33
     Option Backdating, Spring-Loading and Bullet-Dodging ................... 34
  Director Compensation Plans ............................................... 34
  Employee Stock Purchase Plans ............................................. 35
  Executive Compensation Tax Deductibility (IRS162(m) Compliance) ........... 35

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE ...................... 36
  Anti-TakeoverMeasures ..................................................... 36
     Poison Pills (ShareholderRightsPlans) .................................. 36
     NOL Poison Pills ....................................................... 36
     Fair Price Provisions .................................................. 37
  Reincorporation ........................................................... 37
  Exclusive Forum and Fee-Shifting Bylaw Provisions ......................... 38
  Authorized Shares ......................................................... 39
  Advance Notice Requirements ............................................... 39
  Voting Structure .......................................................... 40
     Cumulative Voting ...................................................... 40
     Supermajority Vote Requirements ........................................ 40
  Transaction of Other Business ............................................. 40
  Anti-GreenmailProposals ................................................... 41
  Mutual Funds: Investment Policies and Advisory Agreements ................. 41
  Real Estate Investment Trusts ............................................. 41
     Preferred Stock Issuances at REITs ..................................... 41
  Business Development Companies ............................................ 42
     Authorization to Sell Shares at a Price below Net Asset Value .......... 42

V. COMPENSATION, ENVIRONMENTAL, SOCIAL AND
GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW ................................. 43


                                       II

Guidelines Introduction

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we've made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:

SUMMARY OF CHANGES FOR THE 2016 UNITED STATES POLICY GUIDELINES

CONFLICTING MANAGEMENT AND SHAREHOLDER PROPOSALS

We have outlined our approach to analyzing and determining whether to support conflicting management and shareholder proposals. Specifically, we will consider the following:

o    The nature of the underlying issue;

o    Thebenefittoshareholdersfromimplementationoftheproposal;

o The materiality of the differences between the terms of the shareholder proposal and management proposal;

o The appropriateness of the provisions in the context of a company's shareholder base, corporate structure and other relevant circumstances; and

o A company's overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company's response to previous shareholder proposals and its adoption of progressive shareholder rights provisions (seep.22).


EXCLUSIVE FORUM PROVISIONS

We have refined our approach to companies that include exclusive forum provisions in their governing documents in connection with an initial public offering. Specifically, we will no longer recommend that shareholders vote against the chairman of the nominating and governance committee in such situations. Instead, we will weigh the presence of an exclusive forum provision in a newly-public company's bylaws in conjunction with other provisions that we believe will unduly limit shareholder rights such as supermajority vote requirements, a classified board or a fee-shifting bylaw. However, our policy to recommend voting against the chairman of the nominating and governance committee when a company adopts an exclusive forum provision without shareholder approval outside of a spin-off, merger or IPO will not change.

ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT

We have codified our policy regarding our view of the responsibilities of directors for oversight of environmental and social issues. The codification provides more clarity about instances when we may consider recommending shareholders vote against directors for lapses in environmental and social risk management at companies
(see p. 15).

NOMINATING COMMITTEE PERFORMANCE

We have revised the guidelines to clarify that we may consider recommending shareholders vote against the chair of the nominating committee where the board's failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company's poor performance (see p. 14).

DIRECTOR OVERBOARDING POLICY

Glass Lewis recognizes that the time directors are devoting to their board obligations has increased in recent years. That, coupled with increased investor scrutiny of directors' commitments, has resulted in directors serving on fewer boards. Therefore, in 2016 Glass Lewis will closely review director board commitments and may note as a concern instances of directors serving on more than five total boards, for directors who are not also executives, and more than two total boards for a director who serves as an executive of a public company. Our voting recommendations in 2016, however, will be continue to be based on our existing thresholds of three total boards for a director who serves as an executive of a public company and six total boards for directors who are not public company executives (see p. 16). Beginning in 2017, Glass Lewis will generally recommend voting against a director who serves as an executive officer of any public company while serving on a total of more than two public company boards and any other director who serves on a total of more than five public company boards.

COMPENSATION UPDATES

We have added additional information to our discussion of one-time and transitional awards to highlight some of the specific factors we evaluate in considering these awards as well as our expectations regarding the relevant disclosure. We have also added minor clarifications regarding the quantitative and qualitative factors we use to analyze equity compensation plans.

I. Serves A Board Shareholder of Directors Interest that


ELECTION OF DIRECTORS

The purpose of Glass Lewis' proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director's track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director's relationships with the company, the company's executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director's decisions. We believe that such relationships make it difficult for a director to put shareholders' interests above the director's or the related party's interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director's independence may be hampered, in particular when serving on the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

     Independent Director -- An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered "current" for purposes of this test.

     Affiliated Director -- An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.(3) In addition, we view a director who either owns or controls 20% or more of the company's voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4

----------
1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of "material."

4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

Definition of "Material": A material relationship is one in which the dollar value exceeds:

o $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

o $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.(5) This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;6 and any aircraft and real estate dealings between the company and the director's firm; or

o 1% of either company's consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).7

Definition of "Familial": Familial relationships include a person's spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person's home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual's compensation.

Definition of "Company": A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director -- An inside director simultaneously serves as a director and as an employee of the company.
This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director's own best interests. Therefore, we will recommend voting against such a director.

Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position.

----------
5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm's annual revenues and the board provides a compelling rationale as to why the director's independence is not affected by the relationship.

6 We will generally take into consideration the size and nature of such charitable entities in relation to the company's size and industry along with any other relevant factors such as the director's role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.

7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders' interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/ or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman's presence.

In addition, we scrutinize avowedly "independent" chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company's audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board's considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the "Fees Factor"); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the "Affiliation Factor").

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director's affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIRMAN

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

While many companies have an independent lead or presiding director who performs many of the same functions of an independent chairman (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chairman.


----------
8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.

9 We will recommend voting against an audit committee member who owns 20% or more of the company's stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating, and governance committees.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board's approval, and the board should enable the CEO to carry out the CEO's vision for accomplishing the board's objectives. Failure to achieve the board's objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board's responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction--one study indicates that only 10 percent of incoming CEOs in 2014 were awarded the chairman title, versus 48 percent in 2002.(10) Another study finds that 47 percent of S&P 500 boards now separate the CEO and chairman roles, up from 37 percent in 2009, although the same study found that only 28 percent of S&P 500 boards have truly independent chairs.(11)

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Further, where the company has neither an independent chairman nor independent lead director, we will recommend voting against the chair of the governance committee.

PERFORMANCE

The most crucial test of a board's commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

We find that a director's past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, auditor accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the


----------
10 Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. "The $112 Billion CEO Succession Problem." (Strategy+Business, Issue 79, Summer 2015).

11   Spencer Stuart Board Index, 2014, p. 23
director's role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1. A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.12

2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director's fault (we look at these late filing situations on a case-by-case basis).

3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5. All directors who served on the board if, for the last three years, the company's performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management's recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

o At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

o Any revisions made to the company's articles of incorporation, bylaws or other governance documents;

o    Any press or news releases indicating change

----------
12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

o Any modifications made to the design and structure of the company's compensation program, as well as an assessment of the company's engagement with shareholders on compensation issues as discussed in the CD&A, particularly following a material vote against a company's say-on-pay.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current voting recommendations.

THE ROLE OF A COMMITTEE CHAIRMAN

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

o If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longestserving board member serving on the committee (i.e., in either case, the "senior director"); and

o If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because "[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important."13 When assessing an audit committee's performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A PROPER AND WELL-FUNCTIONING SYSTEM EXISTS, THEREFORE, WHEN THE THREE MAIN GROUPS RESPONSIBLE FOR FINANCIAL REPORTING -- THE FULL BOARD INCLUDING THE AUDIT COMMITTEE, FINANCIAL MANAGEMENT INCLUDING THE INTERNAL AUDITORS, AND THE OUTSIDE AUDITORS -- FORM A 'THREE LEGGED STOOL' THAT SUPPORTS RESPONSIBLE FINANCIAL DISCLOSURE AND ACTIVE PARTICIPATORY OVERSIGHT. HOWEVER, IN THE VIEW OF THE COMMITTEE, THE AUDIT COMMITTEE MUST BE 'FIRST AMONG EQUALS' IN THIS PROCESS, SINCE THE AUDIT COMMITTEE IS AN EXTENSION OF THE FULL BOARD AND HENCE THE ULTIMATE MONITOR OF THE PROCESS.


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13   Audit Committee Effectiveness -- What Works Best." PricewaterhouseCoopers.
     The Institute of Internal Auditors Research Foundation. 2005.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors' behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said "members of the audit committee must be independent and have both knowledge and experience in auditing financial matters."14 We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:15

1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2. The audit committee chair, if the audit committee does not have a financial expert or the committee's financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3. The audit committee chair, if the audit committee did not meet at least four times during the year.

4.   The audit committee chair, if the committee has less than three members.

5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member's attendance at all board and committee meetings.16

6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7. The audit committee chair when tax and/or other fees are greater than audit and auditrelated fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such service

----------
14   Commission on Public Trust and Private Enterprise. The Conference Board.
     2003.

15 As discussed under the section labeled "Committee Chairman," where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

16 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director's experience, the size, industry-mix and location of the companies involved and the director's attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments

9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11. The audit committee chair17 if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12. All members of an audit committee where the auditor has resigned and reported that a section 10A18 letter has been issued.

13. All members of an audit committee at a time when material accounting fraud occurred at the company.(19)

14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

o    The restatement involves fraud or manipulation by insiders;

o    The restatement is accompanied by an SEC inquiry or investigation;

o    The restatement involves revenue recognition;

o The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

o The restatement results in a greater than 5% adjustment to net income, 10% adjustment to asset

15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19. All members of the audit committee if the contract with the auditor specifically limits the auditor's liability to the company for damages.(20)

20. All members of the audit committee who served since the date of the company's last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

----------
17 As discussed under the section labeled "Committee Chairman," in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

18 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

19 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines--facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. "Fraudulent Financial Reporting: 1998-2007." May 2010). 20 The Council of Institutional Investors. "Corporate Governance Policies," p. 4, April 5, 2006; and "Letter from Council of Institutional Investors to the AICPA," November 8, 2006.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business's long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board's compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant's conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis ("CD&A") report included in each company's proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company's top executives.

When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:21

1. All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

2. All members of the compensation committee who are up for election and served when the company failed to align pay with performance (e.g., a company receives an F grade in our pay-for-performance

----------
21 As discussed under the section labeled "Committee Chairman," where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

     analysis) if shareholders are not provided with an advisory vote on executive compensation at the annualmeeting.22

3. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

4. The compensation committee chair if the company consistently has received deficient grades in our pay-for-performance analysis, and if during the past year the company performed the same as or worse than its peers.23

5. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

6. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performancebased compensation was paid despite goals not being attained.

7. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

8. The compensation committee chair if the compensation committee did not meet during the year.

9. All members of the compensation committee when the company repriced options or completed a "self tender offer" without shareholder approval within the past two years.

10. All members of the compensation committee when vesting of in-the-money options is accelerated.

11. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

12. All members of the compensation committee when option exercise prices were springloaded or otherwise timed around the release of material information.

13. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

14. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

15. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.24

----------
22 Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company's say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

23 In cases where a company has received two consecutive D grades, or if its grade improved from an F to a D in the most recent period, and during the most recent year the company performed better than its peers (based on our analysis), we refrain from recommending to vote against the compensation committee chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

24 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.) Consistent with Glass Lewis' philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.

Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:25

1. All members of the governance committee26 during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal's subject matter.27 Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders' ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).

2. The governance committee chair,28 when the chairman is not independent and an independent lead or presiding director has not been appointed.29

3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4. The governance committee chair, when the committee fails to meet at all during the year.

5. The governance committee chair, when for two consecutive years the company provides what we consider to be "inadequate" related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements)

----------
25 As discussed in the guidelines section labeled "Committee Chairman," where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

26 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.

27 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

28 As discussed in the guidelines section labeled "Committee Chairman," if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

29 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.

6. The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)30 without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7. All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

In addition, we may recommend that shareholders vote against the chairman of the governance committee, or the entire committee, where the board has amended the company's governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse--such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company's legal expenses in the absence of a court victory (i.e., "fee-shifting" or "loser pays" bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.

Regarding the nominating committee, we will consider recommending that shareholders vote against the following:31

1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2. The nominating committee chair, if the nominating committee did not meet during the year.

3. In the absence of a governance committee, the nominating committee chair32 when the chairman is not independent, and an independent lead or presiding director has not been appointed.(33)

4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.34

5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.(35)

In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board's failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company's poor performance.


----------
30 A forum selection clause is a bylaw provision stipulating that a certain state, typically where the company is incorporated, which is most often Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g., shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder's legal remedy regarding appropriate choice of venue and related relief offered under that state's laws and rulings.

31 As discussed in the guidelines section labeled "Committee Chairman," where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

32 As discussed under the section labeled "Committee Chairman," if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

33 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the longest-serving director.

34 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the the longest-serving director.

35 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December
2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization's risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board's role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company's board-level risk committee's poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)36, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO, except in egregious cases.

ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT

Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, Glass Lewis views the identification, mitigation and management of environmental and social risks as integral components when evaluating a company's overall risk exposure. We believe boards should ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. Directors should monitor management's performance in managing and mitigating these environmental and social risks in order to eliminate or minimize the risks to the company and its shareholders. In cases where the board or management has failed to sufficiently identify and manage a material environmental or social risk that did or could negatively impact shareholder value, we will recommend shareholders vote against directors responsible for risk oversight in consideration of the nature of the risk and the potential effect on shareholder value.

OTHER CONSIDERATIONS

In addition to the three key characteristics -- independence, performance, experience -- that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it

----------
36 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company's board structure and method of disclosure. At some companies, the entire board is charged with risk management.

2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on a total of more than three public company boards (i.e., their own company's board and two others), and any other director who serves on a total of more than six public company boards.(37) Academic literature suggests that one board takes up approximately 248 hours per year of each member's time.38 We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies. Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.9 in 2004.39

3. A director who provides -- or a director who has an immediate family member who provides --material consulting or other material professional services to the company. These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company's decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company's directors.

4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5. Interlocking directorships: CEOs or other top executives who serve on each other's boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.40
     6. All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.41 In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of "too many cooks in the kitchen" and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

----------
37 For meetings held in 2016, Glass Lewis will note as a concern instances of a director who serves as an executive of a public company while serving on more than two boards and any other director who serves on more than five boards. Beginning in 2017, our voting recommendations will be based on these lowered thresholds. Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

38   NACD Public Company Governance Survey 2015-2016. p. 22.

39   Spencer Stuart Board Index, 2014, p. 22.

40 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight. 41 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

41 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

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To that end, we typically recommend voting against the chairman of the nominating committee (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.(42)

CONTROLLED COMPANIES

We believe controlled companies warrant certain exceptions to our independence standards. The board's function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members

2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company's shareholder base makes such committees weak and irrelevant. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives' pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company's compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board - such as chairman or presiding director - can best carry out the board's duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies. Audit Committee Independence

Despite a controlled company's status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company's controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company's financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.


----------
42 The Conference Board, at p. 23 in its May 2003 report "Corporate Governance Best Practices, Id.," quotes one of its roundtable participants as stating, "[w]hen you've got a 20 or 30 person corporate board, it's one way of assuring that nothing is ever going to happen that the CEO doesn't want to happen."

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

SIGNIFICANT SHAREHOLDERS

Where an individual or entity holds between 20-50% of a company's voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity's percentage of ownership.

EXCEPTIONS FOR RECENT IPOs

We believe companies that have recently completed an initial public offering ("IPO") should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company's IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1. Adoption of an anti-takeover provision such as a poison pill or classified board: In cases where a board adopts an anti-takeover provision preceding an IPO, we will consider recommending to vote against the members of the board who served when it was adopted if the board: (i) did not also commit to submit the anti-takeover provision to a shareholder vote within 12 months of the IPO; or (ii) did not provide a sound rationale for adopting the anti-takeover provision (such as a sunset for the pill of three years or less). In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five to ten year term immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the anti-takeover provision adoption. Such instances are indicative of boards that may subvert shareholders' best interests following their IPO.

2.   Adoption of a fee-shifting bylaw: Adoption of a fee-shifting bylaw:
     Consistent with our general approach to boards that adopt fee-shifting bylaws without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), we believe shareholders should hold members of the governance committee responsible. Given the strong impediment on shareholder legal recourse of a fee-shifting bylaw, in cases where a board adopts such a bylaw before the company's IPO, we will recommend voting against the entire governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g., a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED COMPANIES

For those companies whose shares trade on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules, we will apply the governance standards most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market;
(ii) the nature of the proposals; (iii) the location of the company's primary listing, if one can be determined;

(iv) the regulatory/governance regime that the board is reporting against; and
(v) the availability and completeness of the company's SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund's adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1. Size of the board of directors: The board should be made up of between five and twenty directors.

2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund's registered investment adviser should serve on the board.

3. Independence of the audit committee: The audit committee should consist solely of independent directors.

4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1. Independence of the board: We believe that three-fourths of an investment company's board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into "proposed rule" status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund's chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company's nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that "an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser." (See the comment letter sent to the SEC in support of the proposed rule at http://www. sec.gov/news/studies/indchair.pdf).

4. Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund director typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute's ("ICI") Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was
     53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds' boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

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

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm's valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.43 Additional research found that charter-based staggered boards "reduce the market value of a firm by 4% to 6% of its market capitalization" and that "staggered boards bring about and not merely reflect this reduction in market value."44 A subsequent study reaffirmed that classified boards reduce shareholder value, finding "that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth."45 Shareholders have increasingly come to agree with this view. In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.46 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.47 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.

Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company's value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders' best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making "tough decisions." Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

43 Lucian Bebchuk, John Coates IV, Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants," 55 Stanford Law Review 885-917 (2002).

44   Lucian Bebchuk, Alma Cohen, "The Costs of Entrenched Boards" (2004)

45 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, "Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment," SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

46   Spencer Stuart Board Index, 2013, p. 4

47 Lucian Bebchuk, John Coates IV and Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy"

In our view, a director's experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support routine director evaluation, preferably performed independently by an external firm, and periodic board refreshment to foster the sharing of new perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of an independent board evaluation, instead of relying on arbitrary age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.

We believe that shareholders are better off monitoring the board's approach to corporate governance and the board's stewardship of company performance rather than imposing inflexible rules that don't necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

PROXY ACCESS

In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company's ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management's proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.

Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis' PROXY PAPER GUIDELINES FOR SHAREHOLDER INITIATIVES, available at www.glasslewis.com.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

Majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2014, Glass Lewis tracked approximately 28 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S. While this is roughly on par with what we have reviewed in each of the past several years, it is a sharp contrast to the 147 proposals tracked during all of 2006. This large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 84% of companies in the S&P 500 Index, up from 56% in 2008.48


----------
48   Spencer Stuart Board Index, 2013, p. 13

Investors are also increasingly supporting this measure. During the 2014 proxy season, shareholder proposals requesting that companies adopt a majority voting standard for director elections received, on average, 59% shareholder support (excluding abstentions and broker non-votes). Further, nearly half of these resolutions received majority shareholder support and a number of companies either recommended shareholders vote in favor of or did not make a recommendation for how shareholders should vote on these proposals.

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee "wins" the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in "failed elections."

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.

We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director's election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director's replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

CONFLICTING PROPOSALS

On January 16, 2015, the SEC announced that for the 2015 proxy season it would not opine on the application of Rule 14a-8(i)(9) that allows companies to exclude shareholder proposals, including those seeking proxy access, that conflict with a management proposal on the same issue. While the announcement did not render the rule ineffective, a number of companies opted not to exclude a shareholder proposal but rather to allow shareholders a vote on both management and shareholder proposals on the same issue, generally proxy access. The management proposals typically imposed more restrictive terms than the shareholder proposal in order to exercise the particular shareholder right at issue, e.g., a higher proxy access ownership threshold. On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H ("SLB 14H") clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increases the burden on companies to prove to SEC staff that a conflict exists; therefore, some companies may still choose to place management proposals alongside similar shareholder proposals in the coming year.

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

When Glass Lewis reviews conflicting management and shareholder proposals, we will consider the following:

o    The nature of the underlying issue;

o    The benefit to shareholders from implementation of the proposal;

o The materiality of the differences between the terms of the shareholder proposal and management proposal;

o The appropriateness of the provisions in the context of a company's shareholder base, corporate structure and other relevant circumstances; and

o A company's overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company's response to previous shareholder proposals and its adoption of progressive shareholder rights provisions

     Transparency and Integrity
II.  in Financial Reporting

AUDITOR RATIFICATION

The auditor's role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company's books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company's financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company's fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

     "THE AUDITOR IS EXPECTED TO OFFER CRITICAL AND OBJECTIVE JUDGMENT ON THE FINANCIAL MATTERS UNDER CONSIDERATION, AND ACTUAL AND PERCEIVED ABSENCE OF CONFLICTS IS CRITICAL TO THAT EXPECTATION. THE COMMITTEE BELIEVES THAT AUDITORS, INVESTORS, PUBLIC COMPANIES, AND OTHER MARKET PARTICIPANTS MUST UNDERSTAND THE INDEPENDENCE REQUIREMENTS AND THEIR OBJECTIVES, AND THAT AUDITORS MUST ADOPT A MINDSET OF SKEPTICISM WHEN FACING SITUATIONS THAT MAY COMPROMISE THEIR INDEPENDENCE."

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor's interests and the public's interests. Almost without exception, shareholders should be able to annually review an auditor's performance and to annually ratify a board's auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that "to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement."49 On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management's choice of auditor except when we believe the auditor's independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:


1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.50

----------
49 "Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury." p. VIII:20, October 6, 2008.

50 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements

3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4. When audit fees are excessively low, especially when compared with other companies in the same industry.

5.   When the company has aggressive accounting policies.

6. When the company has poor disclosure or lack of transparency in its financial statements.

7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor's interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company's net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company's discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company's performance.

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       The Link Between Compensation
III.   and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board's priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders' interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe share-holders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY-ON-PAY")

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company's compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of "against" or "abstain" votes indicates substantial shareholder concern about a company's compensation policies and procedures.

Given the complexity of most companies' compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company's compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company's long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company's approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

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Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:

o The overall design and structure of the company's executive compensation programs including selection and challenging nature of performance metrics;

o The implementation and effectiveness of the company's executive compensation programs including pay mix and use of performance metrics in determining pay levels;

o    The quality and content of the company's disclosure;

o    The quantum paid to executives; and

o The link between compensation and performance as indicated by the company's current and past pay-for-performance grades.

We also review any significant changes or modifications, and the rationale for such changes, made to the company's compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company's compensation program's design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

o    Inappropriate peer group and/or benchmarking issues;

o    Inadequate or no rationale for changes to peer groups;

o Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

o Problematic contractual payments, such as guaranteed bonuses; Targeting overall levels of compensation at higher than median without adequate justification;

o Performance targets not sufficiently challenging, and/or providing for high potential payouts;

o    Performance targets lowered without justification;

o Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

o Executive pay high relative to peers not justified by outstanding company performance; and

o The terms of the long-term incentive plans are inappropriate (please see "Long-Term Incentives" on page 29)


In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

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COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder opposition (25% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to shareholder engagement. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90% we believe the compensation committee should provide some level of response to a significant vote against, including engaging with large shareholders to identify their concerns. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives' pay and company performance against peers selected using Equilar's market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies based on a school letter system: "A", "B", "F", etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.

SHORT-TERM INCENTIVES

A short-term bonus or incentive ("STI") should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company's business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made.

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LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive's pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive ("LTI") plans. These include:

o    No re-testing or lowering of performance conditions;

o    Performance metrics that cannot be easily manipulated by management;

o    Two or more performance metrics;

o At least one relative performance metric that compares the company's performance to a relevant peer group or index;

o    Performance periods of at least three years;

o Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

o    Individual limits expressed as a percentage of base salary

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company's business.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company's performance with multiple metrics serves to provide a more complete picture of the company's performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.

We also believe shareholders should evaluate the relative success of a company's compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company's pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

TRANSITIONAL AND ONE-OFF AWARDS

Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes outlined above, as such awards have the potential to undermine the integrity of a company's regular incentive plans, the link between pay and performance or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.

However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.

Similarly, we acknowledge that there may be certain costs associated with transitions at the executive level. We believe that sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts are reached. Furthermore, the details of and basis for

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any "make-whole" payments (which are paid as compensation for forfeited awards from a previous employer) should be provided.

While in limited circumstances such deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional benefits agreed upon outside of the regular arrangements. For severance or sign-on arrangements, we may consider the executive's regular target compensation levels or the sums paid to other executives (including the recipient's predecessor, where applicable) in evaluating the appropriateness of such an arrangement.

Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company's use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company's overall incentive strategy and granting practices, as well as the current operating environment.

RECOUPMENT PROVISIONS ("CLAWBACKS")

We believe it is prudent for boards to adopt detailed and stringent bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned. We believe such "clawback" policies should be triggered in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies would allow the board to review all performance-related bonuses and awards made to senior executives during the period covered by a restatement and would, to the extent feasible, allow the company to recoup such bonuses in the event that performance goals were not actually achieved. We further believe clawback policies should be subject to only limited discretion to ensure the integrity of such policies.

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. However, the SEC has yet to finalize the relevant rules.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and
(iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have "skin-in-the-game" and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the

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short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group's significantly more limited influence over a company's stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

o    The number of shares pledged;

o    The percentage executives' pledged shares are of outstanding shares;

o The percentage executives' pledged shares are of each executive's shares and total assets;

o Whether the pledged shares were purchased by the employee or granted by the company;

o    Whether there are different policies for purchased and granted shares;

o    Whether the granted shares were time-based or performance-based;

o    The overall governance profile of the company;

o The volatility of the company's stock (in order to determine the likelihood of a sudden stock price drop);

o    The nature and cyclicality, if applicable, of the company's industry;

o    The participation and eligibility of executives and employees in pledging;

o The company's current policies regarding pledging and any waiver from these policies for employees and executives; and

o Disclosure of the extent of any pledging, particularly among senior executives

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor's total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, "no one factor should be viewed as a determinative factor." Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points to allow shareholders to review the specific aspects of the various consultant relationships.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

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FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders' ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company's overall compensation program and we analyze such plans accordingly based on both quantitative and qualitative factors.

Our quantitative analysis assesses the plan's cost and the company's pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

We compare the program's expected annual expense with the business's operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan's expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We then consider qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We also closely review the choice and use of, and difficulty in meeting, the awards' performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company's size and operating environment may also be relevant in assessing the severity

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of concerns or the benefits of certain changes. Finally, we may consider a company's executive compensation practices in certain situations, as applicable.

We evaluate equity plans based on certain overarching principles:

     o    Companies should seek more shares only when needed;

o Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

o If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

     o    Annual net share count and voting power dilution should be limited;

o Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

o The expected annual cost of the plan should be proportional to the business's value;

o The intrinsic value that option grantees received in the past should be reasonable compared with the business's financial results;

o Plans should deliver value on a per-employee basis when compared with programs at peer companies;

o    Plans should not permit re-pricing of stock options;

o Plans should not contain excessively liberal administrative or payment terms;

o Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to "inverse" full-value award multipliers;

o Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

o Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be "rescued" from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option's value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock's value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original "bargain" was struck. In such a circumstance, we will recommend supporting a repricing if the following conditions are true:

o    Officers and board members cannot participate in the program

o The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

o The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; an

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o    Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option's grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock's price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company's compensation and governance practices.51 Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company's financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other

----------
51   Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. "LUCKY CEOs." November,
     2006.

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equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EMPLOYEE STOCK PURCHASE PLANS

Glass Lewis believes that employee stock purchase plans ("ESPPs") can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We use a quantitative model to estimate the cost of the plan by measuring the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a "lookback" feature, and then compare this cost to ESPPs at similar companies. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain "evergreen" provisions that automatically increase the number of shares available under the ESPP each year.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY
(IRS 162(m) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company's peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company's peers.

The company's record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders' best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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IV. (Governance Structure and) the Shareholder Franchise

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders' best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company's course. However, on an issue such as this, where the link between the shareholders' financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan's implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

o    The form of offer is not required to be an all-cash transaction;

o    The offer is not required to remain open for more than 90 business days;

o The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

o    There is no fairness opinion requirement; and

o    There is a low to no premium requirement

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income,
Section 382 of the Internal Revenue Code limits companies' ability to use NOLs in the event of a "change of ownership."(52) In this case, a company may adopt or amend a poison pill ("NOL pill") in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in


----------
52 Section 382 of the Internal Revenue Code refers to a "change of ownership" of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the "trafficking" of net operating losses.

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

duration (i.e., whether it contains a reasonable "sunset" provision) or is subject to periodic board review and/ or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation's common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of "continuing directors" and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an "interested stockholder" by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company's outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:


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


o    Is the board sufficiently independent?

o Does the company have anti-takeover protections such as a poison pill or classified board in place?

o Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

o Do shareholders have the right to call special meetings of shareholders?

o    Are there other material governance issues of concern at the company?

o Has the company's performance matched or exceeded its peers in the past one and three years?

o How has the company ranked in Glass Lewis' pay-for-performance analysis during the last three years?

o    Does the company have an independent chairman

We note, however, that we will only support shareholder proposals to change a company's place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS

Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.

Glass Lewis believes that charter or bylaw provisions limiting a shareholder's choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as "fee-shifting" or "loser pays" bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states.

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

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company's operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1. Stock Split - We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company's most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2. Shareholder Defenses - Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3. Financing for Acquisitions - We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4. Financing for Operations - We review the company's cash position and its ability to secure financing through borrowing or other means. We look at the company's history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company's ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company's governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

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

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund's structure and/or a fund's relationship with its investment advisor or suadvisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

o    The terms of any amended advisory or suadvisory agreement;

o    Any changes in the fee structure paid to the investment advisor; and

o    Any material changes to the fund's investment objective or strategy

We generally support amendments to a fund's investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support suadvisory agreements between a fund's advisor and suadvisor, primarily because the fees received by the suadvisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund's investment objective or strategy, we believe shareholders are best served when a fund's objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund's investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors' diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts ("REITs") provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the "100 Shareholder Test") and no more than 50% of the value of its shares can be held by five or fewer individuals (the "5/50 Test"). At least 75% of a REITs' assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as "blank-check preferred stock"). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90%

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

of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT's growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies ("BDCs") were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies ("RICs") under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs--the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value ("NAV"). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

o The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

o    The proposed discount below NAV is minimal (ideally no greater than 20%);

o The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company's then-outstanding common stock prior to the issuance); and

o A majority of the company's independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company's past below-NAV share issuances have benefitted the company.

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

V.  Compensation, Environmental, Social
    and Governance Shareholder Initiatives

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of a reasonable, well-crafted shareholder proposal where the company has failed to or inadequately addressed the issue.

We believe that shareholders should not attempt to micromanage a company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

Tothisend,GlassLewisevaluatesshareholderproposalsonacase-by-casebasis.Wegeneral lyrecommendsupporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance, as well as those that promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate.

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive PROXY PAPER GUIDELINES FOR SHAREHOLDER INITIATIVES, available at www.glasslewis.com.


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

DISCLAIMER

This document is intended to provide an overview of Glass Lewis' proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis' experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis' prior written consent.

[C] 2016 GLASS, LEWIS & CO., GLASS LEWIS EUROPE, LTD., AND CGI GLASS LEWIS PTY LTD. (COLLECTIVELY, "GLASS LEWIS"). ALL RIGHTS RESERVED.

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                                                                     GLASS LEWIS

                           PART C: OTHER INFORMATION

ITEM 28.       EXHIBITS

(a) Registrant's Agreement and Declaration of Trust, dated March 25, 2013, is incorporated herein by reference to Exhibit (a) to the Registrant's Registration Statement on Form N- 1A (File No. 333-188279), filed with the U.S. Securities Exchange Commission (the "SEC") via EDGAR Accession No. 0001135428-13-000263 on May 2, 2013 (the "Registration Statement").

(b) Registrant's By-Laws are incorporated herein by reference to Exhibit (b) to the Registration Statement.

(c) See Article III and Article V of the Registrant's Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit (a) to the Registration Statement.

(d)(1) Investment Advisory Agreement between the Registrant and Callan Associates Inc. ("Callan") is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on N-1A (File No. 333-188279), filed with the SEC via EDGAR Accession No. 0001135428-14-000295 on April 30, 2014 ("Post-Effective Amendment
               No. 1").

(d)(2) Amended and Restated Expense Limitation Agreement between the Registrant and Callan is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 1.

(d)(3) Investment Sub-Advisory Agreement between Callan and Acadian Asset Management LLC ("Acadian") is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 1.

(d)(4) Investment Sub-Advisory Agreement between Callan and AQR Capital Management, LLC ("AQR") is filed herewith.

(d)(5) Investment Sub-Advisory Agreement between Callan and Aristotle Capital Boston, LLC ("Aristotle Boston") is incorporated herein by reference to Exhibit (d)(4) to Post- Effective Amendment No. 3 to the Registrant's Registration Statement on N-1A (File No. 333-188279), filed with the SEC via EDGAR Accession No. 0001135428-15-000329 on April 30, 2015 ("Post-Effective Amendment
               No. 3").

(d)(6) Investment Sub-Advisory Agreement between Callan and CastleArk Management LLC ("CastleArk") is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 1.

(d)(7) Investment Sub-Advisory Agreement between Callan and Columbus Circle Investors ("CCI") is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 1.

(d)(8) Investment Sub-Advisory Agreement between Callan and Credit Suisse Asset Management, LLC ("Credit Suisse") is filed herewith.

(d)(9) Investment Sub-Advisory Agreement between Callan and DePrince Race & Zollo, Inc. ("DRZ") is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 1.

(d)(10) Investment Sub-Advisory Agreement between Callan and Loomis, Sayles & Company, L.P. ("Loomis Sayles") is incorporated herein by reference to Exhibit (d)(8) to Post- Effective Amendment No. 1.

(d)(11) Investment Sub-Advisory Agreement between Callan and Marathon Asset Management LLP ("Marathon-London") is incorporated herein by reference to Exhibit (d)(9) to Post- Effective Amendment No. 1.

(d)(12) Investment Sub-Advisory Agreement between Callan and Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 1.

(d)(13) Investment Sub-Advisory Agreement between Callan and PanAgora Asset Management, Inc. ("PanAgora") is filed herewith.

(d)(14) Investment Sub-Advisory Agreement between Callan and Payden & Rygel is incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 1.

(d)(15) Investment Sub-Advisory Agreement between Callan and PENN Capital Management Company, Inc. ("PENN Capital") is incorporated herein by reference to Exhibit (d)(13) to Post-Effective Amendment No. 3.

(d)(16)(i) Investment Sub-Advisory Agreement between Callan and SSGA Funds Management, Inc. ("SSGA FM")(the "SSGA FM Sub-Advisory Agreement") is incorporated herein by reference to Exhibit
               (d)(12) to Post- Effective Amendment No. 1.

(d)(16)(ii) Amendment to the SSGA FM Sub-Advisory Agreement, providing for new Amended Schedule A to the SSGA FM Sub-Advisory Agreement, is filed herewith.

(d)(17) Investment Sub-Advisory Agreement between Callan and T. Rowe Price Associates, Inc. ("T. Rowe Price") is incorporated herein by reference to Exhibit (d)(13) to Post-Effective Amendment No. 1.

(d)(18) Investment Sub-Advisory Agreement between Callan and Walthausen & Co., LLC ("Walthausen") is incorporated herein by reference to Exhibit (d)(14) to Post-Effective Amendment No. 1.

(e) Distribution Agreement between the Registrant and SEI Investments Distribution Co. ("SIDCo.") is incorporated herein by reference to Exhibit (e) to Post-Effective Amendment No. 1.

(f)            Not Applicable.

(g) Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit
               (g) to Post-Effective Amendment No. 1.

(h)(1) Administration Agreement between the Registrant and SEI Investments Global Funds Services ("SIGFS") is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 1.

 (h)(2) Transfer Agency Agreement between the Registrant and NRS Trust Product Administration is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 1.

(i) Opinion and Consent of Morgan, Lewis & Bockius LLP is filed herewith.

(j)            Consent of PricewaterhouseCoopers, LLP is filed herewith.

(k)            Not applicable.

(l) Form of Initial Capital Agreement is incorporated herein by reference to Exhibit (l) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N- 1A (File No. 333-188279), filed with the SEC via EDGAR Accession No. 0001135428- 13-000596 on October 15, 2013 (Pre-Effective
               Amendment No. 2").

(m)            Not applicable.

(n)            Not applicable.

(o)            Not applicable.

(p)(1) Code of Ethics for the Registrant is incorporated herein by reference to Exhibit (p)(1) to Pre-Effective Amendment No. 2.

(p)(2) Code of Ethics for Callan is incorporated herein by reference to Exhibit (p)(2) to Pre- Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-188279), filed with the SEC via EDGAR Accession No. 0001135428-13- 000392 on July 31, 2013 (Pre-Effective Amendment
               No. 1").

(p)(3)         Code of Ethics for SIDCo. is filed herewith.

(p)(4)         Code of Ethics for SIGFS is filed herewith.

(p)(5)         Code of Ethics for Acadian is filed herewith.

(p)(6)         Code of Ethics for AQR is filed herewith.

(p)(7) Code of Ethics for Aristotle Boston is incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 3.

(p)(8) Code of Ethics for CastleArk is incorporated herein by reference to Exhibit (p)(6) to Pre- Effective Amendment No. 1.

(p)(9)         Code of Ethics for CCI is filed herewith.

(p)(10)        Code of Ethics for Credit Suisse is filed herewith.

(p)(11)        Code of Ethics for DRZ is filed herewith.

(p)(12)        Code of Ethics for Loomis Sayles is filed herewith.

(p)(13) Code of Ethics for Marathon-London is incorporated herein by reference to Exhibit (p)(11) to Pre-Effective Amendment No. 1.

(p)(14) Code of Ethics for MFS is incorporated herein by reference to Exhibit (p)(12) to Pre- Effective Amendment No. 1.

(p)(15)        Code of Ethics for PanAgora is filed herewith.

(p)(16) Code of Ethics for Payden & Rygel is incorporated herein by reference to Exhibit (p)(13) to Pre-Effective Amendment No. 1.

(p)(17) Code of Ethics for PENN Capital is incorporated herein by reference to Exhibit (p)(15) to Post-Effective Amendment No. 3.

(p)(18)        Code of Ethics for SSGA FM is filed herewith.

(p)(19)        Code of Ethics for T. Rowe Price is filed herewith.

(p)(20) Code of Ethics for Walthausen is incorporated herein by reference to Exhibit (p)(16) to Pre-Effective Amendment No. 1.

(q)(1)         Powers of Attorney for Ms. Betty L. Krikorian and Messrs. Robert
               A. Nesher, William M. Doran, John K. Darr, George J. Sullivan, Jr., Michael Beattie, Mitchell A. Johnson, Bruce Speca and Joseph
               T. Grause are incorporated herein by reference to Exhibit (q) to Pre-Effective Amendment No. 2.

(q)(2)         Power of Attorney for Stephen Connors is filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND:

Not applicable.

ITEM 30. INDEMNIFICATION:

Please see Article VIII of the Registrant's Agreement and Declaration of Trust, which is filed as Exhibit (a) to the Registration Statement and is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER AND SUB-ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each sub-adviser, and each director, officer or partner of the investment adviser and each sub-adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment adviser or any sub-adviser, and/or director, officer or partner of the investment adviser or any sub-adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CALLAN ASSOCIATES INC.
Callan serves as the investment adviser for the Funds. The principal address of Callan is 600 Montgomery Street, Suite 800, San Francisco, CA 94111. Callan is an investment adviser registered under the Investment Advisers Act of 1940.

------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS                     CONNECTION WITH OTHER
  INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                             COMPANY
------------------------------------------------------------------------------------------------------------
Gregory C. Allen                 Sharpe 4 Capital LLC                             Chief Investment Officer,
President, Director              21 Tamal Vista Blvd. Suite 204,                  Partner
                                 Corte Madera, California 94925
------------------------------------------------------------------------------------------------------------

ACADIAN ASSET MANAGEMENT LLC
Acadian serves as an investment sub-adviser for the KP International Equity Fund. The principal address of Acadian is 260 Franklin Street, Boston, MA 02110. Acadian is an investment adviser registered under the Investment Advisers Act of 1940.

------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS                     CONNECTION WITH OTHER
  INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                             COMPANY
------------------------------------------------------------------------------------------------------------
Laurent De Greef, Senior         None                                             None
Vice President, Member of
Board of Managers
------------------------------------------------------------------------------------------------------------
John Chisholm, Executive         Acadian Asset Management (UK) Ltd                Affiliated
Vice President, CIO,             110 Cannon Street, 4th Floor                     Directorships
Member of Board of               London EC4N 6EU
Managers                         United Kingdom
                                 Acadian Asset Management (Australia) Ltd
                                 20 Martin Place
                                 Level 9, Suite 3
                                 Sydney, NSW 2000
                                 Australia
                                 Acadian Asset Management (Japan)
                                 Marunouchi Trust Tower Main
                                 1-8-3 Marunouchi, Chiyoda-ku
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                 Tokyo 100-0005
                                 Japan
                                 Acadian Asset Management (Singapore) Pte Ltd
                                 8 Shenton Way, #37-02
                                 Singapore 068811
------------------------------------------------------------------------------------------------------------
Churchill Franklin, CEO,         Acadian Asset Management (UK) Ltd                Affiliated
Member of Board of               110 Cannon Street, 4th Floor                     Directorships
Managers                         London EC4N 6EU
                                 United Kingdom
                                 Acadian Asset Management (Australia) Ltd
                                 20 Martin Place
                                 Level 9, Suite 3
                                 Sydney, NSW 2000
                                 Australia
                                 Acadian Asset Management (Japan)
                                 Marunouchi Trust Tower Main
                                 1-8-3 Marunouchi, Chiyoda-ku
                                 Tokyo 100-0005
                                 Japan
                                 Acadian Asset Management (Singapore) Pte Ltd
                                 8 Shenton Way, #37-02
                                 Singapore 068811
------------------------------------------------------------------------------------------------------------
Ronald Frashure, Chairman        None                                             None
of the Board of Managers
------------------------------------------------------------------------------------------------------------
Mark Minichiello, Executive      Acadian Asset Management (UK) Ltd                Affiliated
Vice President, COO,             110 Cannon Street, 4th Floor                     Directorships
Treasurer, Secretary,            London EC4N 6EU
Member of Board of               United Kingdom
Managers
                                 Acadian Asset Management (Australia) Ltd
                                 20 Martin Place
                                 Level 9, Suite 3
                                 Sydney, NSW 2000
                                 Australia

                                 Acadian Asset Management (Japan)
                                 Marunouchi Trust Tower Main
                                 1-8-3 Marunouchi, Chiyoda-ku
                                 Tokyo 100-0005
                                 Japan

                                 Acadian Asset Management (Singapore) Pte Ltd
                                 8 Shenton Way, #37-02
                                 Singapore 068811
------------------------------------------------------------------------------------------------------------
Brendan Bradley, Senior          None                                             None
Vice President, Director,
Portfolio Management,
Member of Board of
Managers
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Ross Dowd, Executive Vice        Acadian Asset Management (UK) Ltd                Affiliated
President, Head of Client        110 Cannon Street, 4th Floor                     Directorships
Service, Member of Board of      London EC4N 6EU
Managers                         United Kingdom

                                 Acadian Asset Management (Australia) Ltd
                                 20 Martin Place
                                 Level 9, Suite 3
                                 Sydney, NSW 2000
                                 Australia

                                 Acadian Asset Management (Japan)
                                 Marunouchi Trust Tower Main
                                 1-8-3 Marunouchi, Chiyoda-ku
                                 Tokyo 100-0005
                                 Japan

                                 Acadian Asset Management (Singapore) Pte Ltd
                                 8 Shenton Way, #37-02
                                 Singapore 068811
------------------------------------------------------------------------------------------------------------
Mauricio Karchmer, Senior        None                                             None
Vice President, Member of
Board of Managers
------------------------------------------------------------------------------------------------------------
Theodore Noon, Senior Vice       None                                             None
President, Member of Board
of Managers
------------------------------------------------------------------------------------------------------------
Linda Gibson, Member of          Executive Vice President and Head of Global      Affiliated
Board of Managers                Distribution -- OM Asset Management PLC (a       Directorships
                                 public company traded on the NYSE)
                                 5TH Floor Millennium Bridge House
                                 2 Lambeth Hill
                                 London
                                 United Kingdom
                                 EC4V 4GG

                                 Director, Executive Vice President and Head of
                                 Global Distribution -- OMAM Inc. (f/k/a Old
                                 Mutual (US) Holdings Inc.) (a holding
                                 company)
                                 200 Clarendon Street, 53(rd) Floor
                                 Boston, MA 02116

                                 Barrow, Hanley, Mewhinney & Strauss, LLC
                                 (an investment adviser)
                                 JPMorgan Chase Tower
                                 2200 Ross Avenue, 31st Floor
                                 Dallas, TX 75201

                                 OMAM (HFL) Inc. (f/k/a Old Mutual (HFL)
                                 Inc.) (a holding company for Heitman affiliated
                                 financial services firms)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                 200 Clarendon Street, 53(rd) Floor
                                 Boston, MA 02116
                                 OMAM International Ltd. (f/k/a Old Mutual
                                 Asset Management International, Ltd.) (an
                                 investment adviser)
                                 Millenium Bridge House
                                 2 Lambeth Hill
                                 London
                                 England
                                 EC4V 4GG
------------------------------------------------------------------------------------------------------------
Christopher Hadley,              Executive Vice President and Chief Talent         Affiliated
Member of Board of               Officer -- OM Asset Management PLC (a public     Directorships
Managers                         company traded on the NYSE)
                                 5TH Floor Millennium Bridge House
                                 2 Lambeth Hill
                                 London
                                 United Kingdom
                                 EC4V 4GG

                                 Executive Vice President and Chief Talent
                                 Officer -- OMAM Inc. (f/k/a Old Mutual (US)
                                 Holdings Inc.) (a holding company)
                                 200 Clarendon Street, 53(rd) Floor
                                 Boston, MA 02116
------------------------------------------------------------------------------------------------------------
Aidan Riordan, Member of         Executive Vice President, Head of Affiliate       Affiliated
Board of Managers                Management - OM Asset Management PLC (a          Directorships
                                 public company traded on the NYSE)
                                 5TH Floor Millennium Bridge House
                                 2 Lambeth Hill
                                 London
                                 United Kingdom
                                 EC4V 4GG

                                 Executive Vice President, Head of Affiliate
                                 Management -- OMAM Inc. (f/k/a Old Mutual
                                 (US) Holdings Inc.) (a holding company)
                                 200 Clarendon Street, 53(rd) Floor
                                 Boston, MA 02116

                                 Barrow, Hanley, Mewhinney & Strauss, LLC
                                 (an investment adviser)
                                 JPMorgan Chase Tower
                                 2200 Ross Avenue, 31st Floor
                                 Dallas, TX 75201

                                 The Campbell Group, Inc. (a holding company for Campbell Global, LLC)
                                 One South West Columbia, Suite 1700
                                 Portland, OR 97258

                                 Copper Rock Capital Partners LLC (an
                                 investment adviser)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                 200 Clarendon Street, 51(st) Floor
                                 Boston, MA 02116

                                 OMAM (HFL) Inc. (f/k/a Old Mutual (HFL)
                                 Inc.) (a holding company for Heitman affiliated financial services firms)
                                 200 Clarendon Street, 53(rd) Floor
                                 Boston, MA 02116

                                 Investment Counselors of Maryland, LLC (an investment adviser)
                                 300 East Lombard Street, Suite 810
                                 Baltimore, MD 21202

                                 Thompson, Siegel & Walmsley LLC (an
                                 investment adviser)
                                 6806 Paragon Pl., Ste. 300
                                 Richmond, VA 23230
------------------------------------------------------------------------------------------------------------
Stephen Belgrad, Member of       Executive Vice President and Chief Financial      Affiliated
Board of Managers                Officer - OM Asset Management PLC (a public      Directorships
                                 company traded on the NYSE)
                                 5TH Floor Millennium Bridge House
                                 2 Lambeth Hill
                                 London
                                 United Kingdom
                                 EC4V 4GG


                                 Director, Executive Vice President and Chief
                                 Financial Officer -- OMAM Inc. (f/k/a Old
                                 Mutual (US) Holdings Inc.) (a holding
                                 company)
                                 200 Clarendon Street, 53(rd) Floor
                                 Boston, MA 02116

                                 OMAM International Ltd. (f/k/a Old Mutual
                                 Asset Management International, Ltd.)
                                 (an investment adviser)
                                 Millenium Bridge House
                                 2 Lambeth Hill
                                 London
                                 England
                                 EC4V 4GG
------------------------------------------------------------------------------------------------------------

AQR CAPITAL MANAGEMENT, LLC
AQR serves as an investment sub-adviser for the KP Large Cap Equity Fund. The principal address of AQR is Two Greenwich Plaza, Greenwich, CT 06830. AQR is an investment adviser registered under the Investment Advisers Act of 1940.

------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS                     CONNECTION WITH OTHER
  INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                             COMPANY
------------------------------------------------------------------------------------------------------------
David Kabiller                   AQR Funds                                        Trustee
Founding Principal
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Bradley D. Asness                AQR Funds                                        Vice President
Principal, Chief Legal Officer
------------------------------------------------------------------------------------------------------------
Brendan R. Kalb                  AQR Funds                                        Executive Vice President,
Managing Director, General                                                        Secretary
Counsel
------------------------------------------------------------------------------------------------------------
H.J. Willcox                     AQR Funds                                        Chief Compliance Officer
Managing Director, Chief
Compliance Officer
------------------------------------------------------------------------------------------------------------
John Howard                      AQR Funds                                        Chief Financial Officer
Principal, Chief Financial                                                        (2013-2014)
Officer, Chief Operating
Officer
------------------------------------------------------------------------------------------------------------
Marco Hanig                      AQR Funds                                        Trustee, Chief Executive
Principal                                                                         Officer, President
------------------------------------------------------------------------------------------------------------
Lasse H. Pedersen                New York University Stern School of              John A. Paulson Professor
Principal                        Business                                         of Finance

                                 University of Copenhagen, Denmark                Professor

                                 Financial Times Stock Exchange                   Advisory Board Member
------------------------------------------------------------------------------------------------------------
Tobias Moskowitz                 University of Chicago Booth School of            Fama Family Professor of
Principal                        Business                                         Finance

                                 National Bureau of Economic Research             Research Associate
------------------------------------------------------------------------------------------------------------

ARISTOTLE CAPITAL BOSTON, LLC
Aristotle Boston serves as an investment sub-adviser for the KP Small Cap Equity Fund. Aristotle Boston's principal address is 125 Summer Street, Suite 1220, Boston, MA 02110. Aristotle Boston is an investment adviser registered under the Investment Advisers Act of 1940.

------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS                     CONNECTION WITH OTHER
  INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                             COMPANY
------------------------------------------------------------------------------------------------------------
Michelle Gosom                   Aristotle Capital Management, LLC                Chief Compliance Officer
------------------------------------------------------------------------------------------------------------
Richard Schweitzer               Aristotle Capital Management, LLC                Chief Financial Officer,
                                                                                  Chief Risk Officer

                                 Aristotle Credit Partners, LLC                   Senior Partner

                                 MetWest Ventures, LLC                            Chief Financial Officer

                                 MetWest Realty Advisors, LLC                     Chief Financial Officer

                                 MetWest Properties, LLC                          Chief Financial Officer
------------------------------------------------------------------------------------------------------------
Gary Lisenbee                    Aristotle Capital Management, LLC                Co-Chief Executive Officer
                                                                                  and Co-Chief Investment
                                                                                  Officer

                                 Aristotle Credit Partners, LLC                   Senior Partner
------------------------------------------------------------------------------------------------------------

CASTLEARK MANAGEMENT LLC
CastleArk serves as an investment sub-adviser for the KP Small Cap Equity Fund. The principal address of CastleArk is 1 N. Wacker Drive, Suite 3950, Chicago, IL 60606. CastleArk is an investment adviser registered under the Investment Advisers Act of 1940.

COLUMBUS CIRCLE INVESTORS
CCI serves as an investment sub-adviser for the KP Small Cap Equity Fund. The principal address of CCI is Metro Center, One Station Place, Stamford, CT 06902. CCI is an investment adviser registered under the Investment Advisers Act of 1940.

CREDIT SUISSE ASSET MANAGEMENT, LLC
Credit Suisse serves as an investment sub-adviser for the KP Fixed Income Fund. The principal address of Credit Suisse is One Madison Avenue, New York, NY 10010. Credit Suisse is an investment adviser registered under the Investment Advisers Act of 1940.

DEPRINCE RACE & ZOLLO, INC.
DRZ serves as an investment sub-adviser for the KP Small Cap Equity Fund. The principal address of DRZ is 250 Park Avenue South, Suite 250, Winter Park, FL 32789. DRZ is an investment adviser registered under the Investment Advisers Act of 1940.

LOOMIS, SAYLES & COMPANY, L.P.
Loomis Sayles serves as an investment sub-adviser for the KP Fixed Income Fund. The principal address of Loomis Sayles is One Financial Center, Boston, MA 02111. Loomis Sayles is an investment adviser registered under the Investment Advisers Act of 1940.

------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS                     CONNECTION WITH OTHER
  INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                             COMPANY
------------------------------------------------------------------------------------------------------------
Robert J. Blanding               Loomis Sayles Distributors, Inc.                 Director
Chairman of the Board            One Financial Center, Boston, MA
and Director                     02111
                                 ---------------------------------------------------------------------------
                                 Loomis Sayles Investments Asia Pte.              Director
                                 Ltd.
                                 10 Collyer Quay #14-06, Ocean
                                 Financial Centre, Singapore 049315
                                 ---------------------------------------------------------------------------
                                 Loomis Sayles Investments Limited                Alternate Director
                                 The Economist Plaza, 25 St. James's
                                 Street, London, England SW1A 1 HA
                                 ---------------------------------------------------------------------------
                                 Natixis Asset Management Japan Co.               Director
                                 Ltd.
                                 Hibiya Kokusai Building --4F -- 2-2-3,
                                 Uchisaiwaicho Chiyoda-ku, Tokyo,
                                 100-0011 -- Japan
------------------------------------------------------------------------------------------------------------
Daniel J. Fuss                   Loomis Sayles Funds I                            Executive Vice President
Vice Chairman, Executive         399 Boylston Street, Boston, MA
Vice President and               02116
                                 ---------------------------------------------------------------------------
Director                         Loomis Sayles Funds II                           Executive Vice President
                                 399 Boylston Street, Boston, MA
                                 02116
------------------------------------------------------------------------------------------------------------
Pierre Servant                   Natixis Global Asset Management                  CEO and Member of the
Director                         21 quai d'Austerlitz, 75634 Paris                Executive Board
                                 cedex 13 - France
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS                     CONNECTION WITH OTHER
  INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                             COMPANY
------------------------------------------------------------------------------------------------------------
John T. Hailer                   Natixis Global Asset Management,                 President and CEO, U.S.
Director                         L.P.                                             & Asia
                                 399 Boylston Street, Boston, MA
                                 02116
                                 ---------------------------------------------------------------------------
                                 Natixis Funds Trust I                            Trustee
                                 399 Boylston Street, Boston, MA
                                 02116
                                 ---------------------------------------------------------------------------
                                 Natixis Funds Trust II                           Trustee
                                 399 Boylston Street, Boston, MA
                                 02116
                                 ---------------------------------------------------------------------------
                                 Natixis Funds Trust IV                           Trustee
                                 399 Boylston Street, Boston, MA
                                 02116
                                 ---------------------------------------------------------------------------
                                 Gateway Trust                                    Trustee
                                 399 Boylston Street, Boston, MA
                                 02116
                                 ---------------------------------------------------------------------------
                                 Loomis Sayles Funds I                            Trustee
                                 399 Boylston Street, Boston, MA
                                 02116
                                 ---------------------------------------------------------------------------
                                 Loomis Sayles Funds II                           Trustee
                                 399 Boylston Street, Boston, MA
                                 02116
------------------------------------------------------------------------------------------------------------
Kevin P. Charleston              Loomis Sayles Funds I                            Trustee, President and
Chief Executive Officer,         399 Boylston Street, Boston, MA                  Chief Executive Officer
Executive Vice President         02116
and Director                     ---------------------------------------------------------------------------
                                 Loomis Sayles Funds II                           Trustee
                                 399 Boylston Street, Boston, MA
                                 02116
                                 ---------------------------------------------------------------------------
                                 Natixis Funds Trust I                            Trustee
                                 399 Boylston Street, Boston, MA
                                 02116
                                 ---------------------------------------------------------------------------
                                 Natixis Funds Trust II                           Trustee
                                 399 Boylston Street, Boston, MA
                                 02116
                                 ---------------------------------------------------------------------------
                                 Natixis Funds Trust IV                           Trustee
                                 399 Boylston Street, Boston, MA
                                 02116
                                 ---------------------------------------------------------------------------
                                 Gateway Trust                                    Trustee
                                 399 Boylston Street, Boston, MA
                                 02116
                                 ---------------------------------------------------------------------------
                                 Loomis Sayles Investments Limited                Executive Vice President
                                 The Economist Plaza, 25 St. James's
                                 Street, London, England SW1A 1 HA
                                 ---------------------------------------------------------------------------
                                 Loomis Sayles Trust Co., LLC                     Manager and President
                                 One Financial Center, Boston, MA
                                 02111
                                 ---------------------------------------------------------------------------
                                 Loomis Sayles Investments Asia Pte.              Director
                                 Ltd.
                                 10 Collyer Quay #14-06, Ocean
                                 Financial Centre, Singapore 049315
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS                     CONNECTION WITH OTHER
  INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                             COMPANY
------------------------------------------------------------------------------------------------------------
John F. Gallagher III            Loomis Sayles Distributors, Inc.                 President
Executive Vice President         One Financial Center, Boston, MA
and Director                     02111
                                 ---------------------------------------------------------------------------
                                 Loomis Sayles Distributors, L.P.                 President
                                 One Financial Center, Boston, MA
                                 02111
                                 ---------------------------------------------------------------------------
                                 Loomis Sayles Investments Asia Pte.              Director
                                 Ltd.
                                 10 Collyer Quay #14-06, Ocean
                                 Financial Centre, Singapore 049315
------------------------------------------------------------------------------------------------------------
Jean S. Loewenberg               Loomis Sayles Distributors, Inc.                 Director
Executive Vice President,        One Financial Center, Boston, MA
General Counsel,                 02111
Secretary and Director
                                 Loomis Sayles Investments Limited                General Counsel and
                                 The Economist Plaza, 25 St. James's              Company Secretary
                                 Street, London, England SW1A 1 HA
                                 ---------------------------------------------------------------------------
                                 Loomis Sayles Trust Co., LLC                     Manager and Secretary
                                 One Financial Center, Boston, MA
                                 02111
                                 ---------------------------------------------------------------------------
                                 Loomis Sayles Investments Asia Pte.              Director
                                 Ltd.
                                 10 Collyer Quay #14-06, Ocean
                                 Financial Centre, Singapore 049315
------------------------------------------------------------------------------------------------------------
John R. Gidman                   Loomis Sayles Solutions, LLC                     President
Executive Vice President,        One Financial Center, Boston, MA
Chief Information Officer        02111
and Director
------------------------------------------------------------------------------------------------------------
Jaehoon Park, Executive          Loomis Sayles Investments Asia Pte.              Director
Vice President, Chief            Ltd.
Investment Officer and           10 Collyer Quay #14-06, Ocean
Director                         Financial Centre, Singapore 049315
------------------------------------------------------------------------------------------------------------
John F. Russell, Executive       None                                             None
Vice President and
Director
------------------------------------------------------------------------------------------------------------
Paul J. Sherba                   Loomis Sayles Distributors, Inc.                Vice President and
Executive Vice President,        One Financial Center, Boston, MA                Treasurer
Chief Financial Officer          02111
and Director                     ---------------------------------------------------------------------------
                                 Loomis Sayles Distributors, L.P.                 Vice President and
                                 One Financial Center, Boston, MA                 Treasurer
                                 02111
                                 ---------------------------------------------------------------------------
                                 Loomis Sayles Trust Co., LLC                     Manager and Chief
                                 One Financial Center, Boston, MA                 Financial Officer
                                 02111
                                 ---------------------------------------------------------------------------
                                 Loomis Sayles Investments Asia Pte. Director
                                 Ltd.
                                 10 Collyer Quay #14-06, Ocean
                                 Financial Centre, Singapore 049315
                                 ---------------------------------------------------------------------------
                                 Loomis Sayles Investments Limited                Chief Financial Officer
                                 The Economist Plaza, 25 St. James's
                                 Street, London, England SW1A 1 HA
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS                     CONNECTION WITH OTHER
  INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                             COMPANY
------------------------------------------------------------------------------------------------------------
David L. Waldman,                None                                             None
Executive Vice President,
Deputy Chief Investment
Officer and Director
------------------------------------------------------------------------------------------------------------

MARATHON ASSET MANAGEMENT LLP
Marathon-London serves as an investment sub-adviser for the KP International Equity Fund. The principal address of Marathon-London is Orion House, 5 Upper St. Martins Lane, London, WC2H 9EA. Marathon-London is an investment adviser registered under the Investment Advisers Act of 1940.

------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS                     CONNECTION WITH OTHER
  INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                             COMPANY
------------------------------------------------------------------------------------------------------------
Neil Ostrer, Member              Marathon Asset Management Services               Director
                                 Limited - UK

                                 M.A.M. Investments Limited -- Jersey             Director

                                 Marathon Asset Management (Ireland)              Director
                                 Limited - Ireland

                                 Marathon Global Fund Plc - Ireland               Director

                                 Marathon Asset Management (Cayman)               Director
                                 Limited - Cayman

                                 Marathon (London) Limited -- UK                  Director

                                 Marathon Capital Management Limited              Director
                                 -- UK

                                 Marathon Asset Management (Overseas)             Director
                                 Limited - UK

                                 St Catharine's College Cambridge --              Member of advisory
                                 Cambridge, CB2 1RL, UK                           committee board,
                                                                                  constituted of staff and
                                                                                  alumni
------------------------------------------------------------------------------------------------------------
Nick Hughes, Chief               Marathon Asset Management (Ireland)              Director
Operating Officer                Limited - Ireland
------------------------------------------------------------------------------------------------------------

MASSACHUSETTS FINANCIAL SERVICES COMPANY, DOING BUSINESS AS MFS INVESTMENT MANAGEMENT
MFS serves as an investment sub-adviser for the KP Large Cap Equity Fund and the KP International Equity Fund. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199. MFS is an investment adviser registered under the Investment Advisers Act of 1940.

------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS                     CONNECTION WITH OTHER
  INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                             COMPANY
------------------------------------------------------------------------------------------------------------
Robert J. Manning, Director,       The MFS Funds*                                Trustee of various funds
Co-Chief Executive Officer and     111 Huntington Avenue                         within the MFS Funds
Chairman of the Board of           Boston, MA 02199                              complex+
Directors
------------------------------------------------------------------------------------------------------------
Michael W. Roberge, Director,                                                     N/A+
President, Co-Chief Executive
Officer and Investment Officer
------------------------------------------------------------------------------------------------------------
Stephen C. Peacher, Director       Sun Life Financial, Inc.                       Chief Investment Officer
                                   150 King Street West Toronto,
                                   Ontario M5H 1J9 Canada
------------------------------------------------------------------------------------------------------------
Colm J. Freyne, Director           Sun Life Financial, Inc.                       Executive Vice President
                                   150 King Street West Toronto,                  and Chief Financial
                                   Ontario M5H 1J9 Canada                         Officer
------------------------------------------------------------------------------------------------------------
David A. Antonelli, Vice                                                          N/A+
Chairman
------------------------------------------------------------------------------------------------------------
Martin J. Wolin, Chief Compliance  The MFS Funds*                                 Chief Compliance Officer
Officer                            111 Huntington Avenue
                                   Boston, MA 02199
------------------------------------------------------------------------------------------------------------
Amrit Kanwal, Executive Vice                                                      N/A+
President and Chief Financial
Officer
------------------------------------------------------------------------------------------------------------
Mark N. Polebaum, Executive Vice   The MFS Funds*                                 Secretary+
President, General Counsel and     111 Huntington Avenue
Secretary                          Boston, MA 02199
------------------------------------------------------------------------------------------------------------
Robin A. Stelmach, Executive Vice  The MFS Funds*                                 Trustee of various funds
President and Chief Operating      111 Huntington Avenue                          within the MFS Funds
Officer                            Boston, MA 02199                               complex+
------------------------------------------------------------------------------------------------------------

+ Certain principal executive officers and directors of MFS serve as officers or directors of some or all of MFS' corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS Funds and/or officers or directors of certain MFS non-U.S. investment companies. Except as set forth above, each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS' corporate affiliates.

     The identity of those corporate affiliates is identified below.

------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER CORPORATE AFFILIATE                ADDRESS
------------------------------------------------------------------------------------------------------------
MFS Institutional Advisors, Inc.                      111 Huntington Ave., Boston, Massachusetts 02199
                                                      U.S.A.
------------------------------------------------------------------------------------------------------------
MFS Fund Distributors, Inc.                           111 Huntington Ave., Boston, Massachusetts 02199
                                                      U.S.A.
------------------------------------------------------------------------------------------------------------
MFS Service Center, Inc.                              100 Hancock Street, Quincy, MA 02171 U.S.A.
------------------------------------------------------------------------------------------------------------
MFS International LTD.                                Canon's Court, 22 Victoria Street, Hamilton,
                                                      HM12, Bermuda
------------------------------------------------------------------------------------------------------------
MFS International Holdings PTY LTD                    One Carter Lane
                                                      London EC4V 5ER U.K.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
MFS International Australia PTY LTD                   Level 55, 55 Hunter Street
                                                      Sydney, NSW 2000, Australia
------------------------------------------------------------------------------------------------------------
MFS International (U.K.) Limited                      One Carter Lane,
                                                      London EC4V 5ER, U.K.
------------------------------------------------------------------------------------------------------------
MFS International Switzerland GMBH                    Bahnhofstrasse 100, 8001
                                                      Zurich, Switzerland

------------------------------------------------------------------------------------------------------------
MFS International (Hong Kong) Limited                 Unit 1301, 13(th) Floor
                                                      Henley Building
                                                      5 Queen's Road
                                                      Central, Hong Kong
------------------------------------------------------------------------------------------------------------
MFS do Brasil Desenvolvimento de Mercado Ltda.        Rua Joaquim Floriano, 1.052 -- 11(o) Andar,
(Brazil)                                              conjunto 111, Itaim Bibi,
                                                      Sao Paulo, SP, Brazil 04534-004

------------------------------------------------------------------------------------------------------------
MFS International (Chile) SPA                         Santiago Isidora 3000
                                                      Av Isidora Goyenechea #3000,
                                                      Las Condes, Santiago, Chile
------------------------------------------------------------------------------------------------------------
MFS International Singapore PTE. LTD.                 501 Orchard Road,
                                                      #13-01/03/04 Wheelock Place
                                                      Singapore 238880
------------------------------------------------------------------------------------------------------------
MFS Investment Management Company (LUX)               35, Boulevard du Prince Henri
S.a.r.l.                                              L-1724 Luxembourg
------------------------------------------------------------------------------------------------------------
MFS Investment Management K.K.                        16 F Daido Seimei Kasumigaseki Building, 1-4-2
                                                      Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan
                                                      100-0013
------------------------------------------------------------------------------------------------------------
Sun Life of Canada (U.S.) Financial Services          111 Huntington Ave., Boston, Massachusetts 02199
Holdings, Inc.                                        U.S.A.
------------------------------------------------------------------------------------------------------------
3060097 Nova Scotia Company                           1959 Upper Water Street
                                                      Suite 1100, Halifax,
                                                      Nova Scotia, Canada B3J3N2
------------------------------------------------------------------------------------------------------------
MFS Investment Management Canada Limited              77 King Street West, 35(th) Floor
                                                      Toronto, Ontario, Canada M5K 1B7
------------------------------------------------------------------------------------------------------------
MFS Bermuda Holdings LTD.                             Canon's Court
                                                      22 Victoria Street
                                                      Hamilton, HM 12, Bermuda
------------------------------------------------------------------------------------------------------------
MFS Heritage Trust Company                            111 Huntington Ave., Boston, Massachusetts 02199
                                                      U.S.A.
------------------------------------------------------------------------------------------------------------

* The MFS Funds include the following. The address of the MFS Funds is: 111 Huntington Ave., Boston, MA 02199-7618.


          Massachusetts Investors Trust

          Massachusetts Investors Growth Stock Fund

          MFS Series Trust I

          MFS Series Trust II

          MFS Series Trust III

          MFS Series Trust IV

          MFS Series Trust V

          MFS Series Trust VI

          MFS Series Trust VII

          MFS Series Trust VIII

          MFS Series Trust IX

          MFS Series Trust X

          MFS Series Trust XI

          MFS Series Trust XII

          MFS Series Trust XIII

          MFS Series Trust XIV

          MFS Series Trust XV

          MFS Series Trust XVI

          MFS Municipal Series Trust

          MFS Variable Insurance Trust

          MFS Variable Insurance Trust II

          MFS Variable Insurance Trust III

          MFS Institutional Trust

          MFS California Municipal Fund

          MFS Charter Income Trust

          MFS Government Markets Income Trust

          MFS High Income Municipal Trust

          MFS High Yield Municipal Trust

          MFS Intermediate High Income Fund

          MFS Intermediate Income Trust

          MFS Investment Grade Municipal Trust

          MFS Municipal Income Trust

          MFS Multimarket Income Trust

          MFS Special Value Trust

PANAGORA ASSET MANAGEMENT, INC.

PanAgora serves as an investment sub-adviser for the KP Large Cap Equity Fund. The principal address of PanAgora is 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210. PanAgora is an investment adviser registered under the Investment Advisers Act of 1940.

PAYDEN & RYGEL
Payden & Rygel serves as an investment sub-adviser for the KP Fixed Income Fund. The principal address of Payden & Rygel is 333 S. Grand Avenue, 32nd Flr., Los Angeles, CA 90071. Payden & Rygel is an investment adviser registered under the Investment Advisers Act of 1940.

------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS                     CONNECTION WITH OTHER
  INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                             COMPANY
------------------------------------------------------------------------------------------------------------
Robin Creswell                  Payden & Rygel Global Limited                     Managing Director
Managing Principal and          1 Bartholomew Lane
Director                        London EC2N 2AX
                                United Kingdom
------------------------------------------------------------------------------------------------------------

PENN CAPITAL MANAGEMENT COMPANY, INC.
PENN Capital Management Company, Inc. ("PENN Capital") serves as an investment sub-adviser for the KP Small Cap Equity Fund. PENN Capital's principal address is Navy Yard Corporate Center, 3 Crescent Drive, Suite 400, Philadelphia, PA 19112. PENN Capital is an investment adviser registered under the Investment Advisers Act of 1940.

SSGA FUNDS MANAGEMENT, INC.
SSGA FM serves as an investment sub-adviser for the KP Large Cap Equity Fund, the KP Small Cap Equity Fund, the KP International Equity Fund and the KP Fixed Income Fund. The principal address of SSGA FM is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. SSGA FM is an investment adviser registered under the Investment Advisers Act of 1940.

------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS                     CONNECTION WITH OTHER
  INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                             COMPANY
------------------------------------------------------------------------------------------------------------
James E. Ross                  State Street Global Advisors                   Executive Vice President, SSGA
Chairman and Director,         One Lincoln Street
SSGA FM                        Boston, MA 02111
------------------------------------------------------------------------------------------------------------
Steven Lipiner                 State Street Global Advisors                   Chief Financial Officer, SSGA
Treasurer, SSGA FM             One Lincoln Street
                               Boston, MA 02111
------------------------------------------------------------------------------------------------------------
Alyssa Albertelli              State Street Global Advisors                   Chief Compliance Officer, SSGA
Chief Compliance Officer,      One Lincoln Street
SSGA FM                        Boston, MA 02111
------------------------------------------------------------------------------------------------------------
Phillip Gillespie              State Street Global Advisors                   General Counsel, SSGA
Chief Legal Officer,           One Lincoln Street
SSGA FM                        Boston, MA 02111
------------------------------------------------------------------------------------------------------------
Ellen Needham                  State Street Global Advisors                   Senior Managing Director, SSGA
Director and President,        One Lincoln Street
SSGA FM                        Boston, MA 02111
------------------------------------------------------------------------------------------------------------
Kristi Mitchem                 State Street Global Advisors                   Executive Vice President, SSGA
CTA -- Chief Marketing         One Lincoln Street
Officer, SSGA FM               Boston, MA 02111
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS                     CONNECTION WITH OTHER
  INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                             COMPANY
------------------------------------------------------------------------------------------------------------
Barry Smith                    State Street Global Advisors                   Senior Managing Director, SSGA
Director, SSGA FM              One Lincoln Street
                               Boston, MA 02111
------------------------------------------------------------------------------------------------------------
Ann Carpenter                  State Street Global Advisors                      Managing Director, SSGA
Chief Operating Officer,       One Lincoln Street
SSGA FM                        Boston, MA 02111
------------------------------------------------------------------------------------------------------------

T. ROWE PRICE ASSOCIATES, INC.

T. Rowe Price serves as an investment sub-adviser for the KP Large Cap Equity Fund. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, MD 21202. T. Rowe Price is an investment adviser registered under the Investment Advisers Act of 1940.

------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS                     CONNECTION WITH OTHER
  INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                             COMPANY
------------------------------------------------------------------------------------------------------------
Edward Bernard                 T. Rowe Price Group, Inc.                        Vice Chairman of the Board
                                                                                Director
                                                                                Vice President
------------------------------------------------------------------------------------------------------------
John Gilner                    T. Rowe Price Group                              Vice President
------------------------------------------------------------------------------------------------------------
James A.C. Kennedy             T. Rowe Price Group                              Chief Executive Officer
                                                                                Director
                                                                                President
------------------------------------------------------------------------------------------------------------
Kenneth V. Moreland            T. Rowe Price Group                              Chief Financial Officer
                                                                                Vice President
                                                                                Treasurer
------------------------------------------------------------------------------------------------------------
David Oestreicher              T. Rowe Price Group                              Secretary
                                                                                Vice President
                                                                                Chief Legal Officer
------------------------------------------------------------------------------------------------------------
Brian C. Rogers                T. Rowe Price Group                              Chairman of the Board
                                                                                Chief Investment Officer
                                                                                Director
                                                                                Vice President
------------------------------------------------------------------------------------------------------------
William W. Strickland, Jr.     T. Rowe Price Group                              Chief Technology Officer
                                                                                Vice President
------------------------------------------------------------------------------------------------------------
William J. Stromberg           T. Rowe Price Group                              Vice President
------------------------------------------------------------------------------------------------------------
Paul W. Wojcik                 T. Rowe Price Group                              Vice President
                                                                                Chief Risk Officer
------------------------------------------------------------------------------------------------------------

WALTHAUSEN & CO., LLC
Walthausen serves as an investment sub-adviser for the KP Small Cap Equity Fund. The principal address of Walthausen is 2691 Route 9, Suite 102, Malta, NY 12020. Walthausen is an investment adviser registered under the Investment Advisers Act of 1940.

------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS                     CONNECTION WITH OTHER
  INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                             COMPANY
------------------------------------------------------------------------------------------------------------
John B. Walthausen               Walthausen Funds                               President, Board of Trustees
Managing Director and CIO        2691 Route 9, Suite 102
                                 Malta, NY 12020
------------------------------------------------------------------------------------------------------------

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

     The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

     SEI Daily Income Trust                                   July 15, 1982
     SEI Liquid Asset Trust                                   November 29, 1982
     SEI Tax Exempt Trust                                     December 3, 1982
     SEI Institutional Managed Trust                          January 22, 1987
     SEI Institutional International Trust                    August 30, 1988
     The Advisors' Inner Circle Fund                          November 14, 1991
     The Advisors' Inner Circle Fund II                       January 28, 1993
     Bishop Street Funds                                      January 27, 1995
     SEI Asset Allocation Trust                               April 1, 1996
     SEI Institutional Investments Trust                      June 14, 1996
     City National Rochdale Funds
       (f/k/a CNI Charter Funds)                              April 1, 1999
     Causeway Capital Management Trust                        September 20, 2001
     ProShares Trust                                          November 14, 2005

     Community Capital Trust (f/k/a Community
       Reinvestment Act Qualified Investment Fund)            January 8, 2007
     TD Asset Management USA Funds                            July 25, 2007
     SEI Structured Credit Fund, LP                           July 31, 2007
     Wilshire Mutual Funds, Inc.                              July 12, 2008
     Wilshire Variable Insurance Trust                        July 12, 2008
     Global X Funds                                           October 24, 2008
     ProShares Trust II                                       November 17, 2008
     Exchange Traded Concepts Trust
       (f/k/a FaithShares Trust)                              August 7, 2009
     Schwab Strategic Trust                                   October 12, 2009
     RiverPark Funds                                          September 8, 2010
     Adviser Managed Trust                                    December 10, 2010
     Huntington Strategy Shares                               July 26, 2011
     New Covenant Funds                                       March 23, 2012
     Cambria ETF Trust                                        August 30, 2012
     Highland Funds I (f/k/a Pyxis Funds I)                   September 25, 2012
     KraneShares Trust                                        December 18, 2012
     LocalShares Investment Trust                             May 6, 2013
     SEI Insurance Products Trust                             September 10, 2013
     The Advisors' Inner Circle Fund III                      February 12, 2014
     J.P. Morgan Exchange-Traded Fund Trust                   April 1, 2014
     O'Connor EQUUS                                           May 15, 2014
     Winton Series Trust                                      December 11, 2014
     SEI Catholic Values Trust                                March 24, 2015
     SEI Hedge Fund SPC                                       June 26, 2015
     SEI Energy Debt Fund                                     June 30, 2015
     Winton Diversified Opportunities Fund                    September 1, 2015
     Gallery Trust                                            January 8, 2016

     The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

--------------------------------------------------------------------------------
NAME                          POSITION AND OFFICE           POSITION AND OFFICES
                                WITH UNDERWRITER              WITH REGISTRANT
--------------------------------------------------------------------------------
William M. Doran                    Director                     Trustee
--------------------------------------------------------------------------------
Wayne M. Withrow                    Director                        --
--------------------------------------------------------------------------------
Kevin P. Barr              President & Chief Executive              --
                                    Officer
--------------------------------------------------------------------------------
Maxine J. Chou            Chief Financial Officer, Chief            --
                         Operations Officer, & Treasurer
--------------------------------------------------------------------------------
Karen E. LaTourette      Chief Compliance Officer, Anti-            --
                          Money Laundering Officer &
                            Assistant Secretary
--------------------------------------------------------------------------------
John C. Munch              General Counsel & Secretary              --
--------------------------------------------------------------------------------
Mark J. Held                   Senior Vice President                --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lori L. White              Vice President & Assistant                --
                                    Secretary
--------------------------------------------------------------------------------
John P. Coary              Vice President & Assistant                --
                                    Secretary
--------------------------------------------------------------------------------
Judith A. Hirx                  Vice President                       --
--------------------------------------------------------------------------------
Jason McGhin                    Vice President                       --
--------------------------------------------------------------------------------
Gary Michael Reese              Vice President                       --
--------------------------------------------------------------------------------
Robert M. Silvestri             Vice President                       --
--------------------------------------------------------------------------------

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of:

The KP Funds
One Freedom Valley Drive Oaks, Pennsylvania 19456

THE REGISTRANT'S CUSTODIAN

State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

THE REGISTRANT'S ADMINISTRATOR

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

THE REGISTRANT'S ADVISER AND SUB-ADVISERS

Callan Associates Inc.
600 Montgomery Street, Suite 800
San Francisco, CA 94111

Acadian Asset Management LLC
260 Franklin Street
Boston, MA 02110

AQR Capital Management, LLC
Two Greenwich Plaza
Greenwich, Connecticut 06830

Aristotle Capital Boston, LLC
125 Summer Street, Suite 220
Boston, MA 02110

CastleArk Management LLC
1 N. Wacker Drive, Suite 3950
Chicago, IL 60606

Columbus Circle Investors
Metro Center
One Station Place
Stamford, CT 06902

Credit Suisse Asset Management, LLC
One Madison Avenue
New York, NY 10010

DePrince Race & Zollo, Inc.
250 Park Avenue South, Suite 250
Winter Park, FL 32789

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

Marathon Asset Management LLP
Orion House
5 Upper St. Martins Lane
London, WC2H 9EA

MFS Investment Management
111 Huntington Avenue
Boston, MA 02199

PanAgora Asset Management, Inc.
470 Atlantic Avenue, 8th Floor
Boston, Massachusetts 02210

Payden & Rygel
333 S. Grand Avenue, 32nd Flr.
Los Angeles, CA 90071

PENN Capital Management Company, Inc.
Navy Yard Corporate Center
3 Crescent Drive, Suite 400
Philadelphia, PA 19112

SSGA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

Walthausen & Co., LLC
2691 Route 9, Suite 102
Malta, NY 12020

THE REGISTRANT'S DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

ITEM 34. MANAGEMENT SERVICES:

None.

ITEM 35. UNDERTAKINGS:

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-effective Amendment No. 5 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 29th day of April, 2016.

                                                  THE KP FUNDS

                                                  By:           *
                                                     -----------------------
                                                     Michael Beattie, President

Pursuant to the requirements of the Securities Act, this Post-effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

           *                             Trustee                  April 29, 2016
------------------------------
John K. Darr

           *                             Trustee                  April 29, 2016
------------------------------
William M. Doran

           *                             Trustee                  April 29, 2016
------------------------------
Joseph T. Grause, Jr.

           *                             Trustee                  April 29, 2016
------------------------------
Mitchell A. Johnson

           *                             Trustee                  April 29, 2016
------------------------------
Betty L. Krikorian

           *                             Trustee                  April 29, 2016
------------------------------
Robert A. Nesher

           *                             Trustee                  April 29, 2016
------------------------------
Bruce Speca

           *                             Trustee                  April 29, 2016
------------------------------
George J. Sullivan, Jr.

           *                             President                April 29, 2016
------------------------------
Michael Beattie

           *                             Treasurer,               April 29, 2016
------------------------------           Controller & Chief
Stephen Connors                          Financial Officer


*By: /s/ Dianne M. Descoteaux
     ------------------------
     Dianne M. Descoteaux
     Attorney-in-Fact

                                 EXHIBIT INDEX

--------------------------------------------------------------------------------
EXHIBIT          DESCRIPTION
NUMBER
--------------------------------------------------------------------------------
(d)(4)           Investment Sub-Advisory Agreement between Callan and AQR
--------------------------------------------------------------------------------
(d)(8)           Investment Sub-Advisory Agreement between Callan and Credit
                 Suisse
--------------------------------------------------------------------------------
(d)(13)          Investment Sub-Advisory Agreement between Callan and PanAgora
--------------------------------------------------------------------------------
(d)(16)(ii)      Amendment to the SSGA FM Sub-Advisory Agreement, providing for new Amended Schedule A to the SSGA FM Sub-Advisory Agreement
--------------------------------------------------------------------------------
(i)              Opinion and Consent of Morgan, Lewis & Bockius LLP
--------------------------------------------------------------------------------
(j)              Consent of PricewaterhouseCoopers, LLP
--------------------------------------------------------------------------------
(p)(3)           Code of Ethics for SIDCo.
--------------------------------------------------------------------------------
(p)(4)           Code of Ethics for SIGFS
--------------------------------------------------------------------------------
(p)(5)           Code of Ethics for Acadian
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(p)(6)           Code of Ethics for AQR
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(p)(9)           Code of Ethics for CCI
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(p)(10)          Code of Ethics for Credit Suisse
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(p)(11)          Code of Ethics for DRZ
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(p)(12)          Code of Ethics for Loomis Sayles
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(p)(15)          Code of Ethics for PanAgora
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(p)(18)          Code of Ethics for SSGA FM
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(p)(19)          Code of Ethics for T. Rowe Price
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(q)(2)           Power of Attorney for Stephen Connors